As filed with the Securities and Exchange Commission on May 1, 2015

Registration No. 333-151535

File No. 811-09044

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

Form N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		☒

Pre Effective Amendment No.	☐
Post Effective Amendment No. 7	☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		☒

Amendment No. 49	☒

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(Exact Name of Registrant)

NATIONAL LIFE INSURANCE COMPANY

(Name of Depositor)

One National Life Drive

Montpelier, Vermont  05604

(802) 229-3113

Lisa F. Muller

Counsel

National Variable Life Insurance Account

One National Life Drive

Montpelier, Vermont  05604

(name and complete address of agent for service)

Copy to:

Stephen E. Roth, Esq.

Sutherland Asbill & Brennan

700 Sixth Street, NW, Suite 700

Washington, DC  20001-3980

It is proposed that this filing will become effective:

☒	immediately upon filing pursuant to paragraph (b)
☐	on May 1, 2015 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1) of Rule 485
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:  Units of Interests in a variable account under individual flexible premium variable universal life policies

Investor Select

Variable Universal Life Insurance

PROSPECTUS

Dated May 1, 2015

National Life Insurance Company	Home Office: One National Life Drive,
National Variable Life Insurance Account	Montpelier, Vermont 05604
Telephone: (800) 732-8939

This prospectus describes the Investor Select policy, an individual variable universal life insurance policy (“Policy”) offered by National Life Insurance Company (“National Life”, “we”, “our”, “us”).   This Policy combines insurance and investment features.  The Policy’s primary purpose is to provide insurance protection on the life of the insured person.  You can make premium payments at various times and in various amounts.  You can also allocate premiums among a number of portfolios with different investment objectives, and you can increase or decrease the Death Benefit payable under your Policy.

You may allocate premium payments to the National Variable Life Insurance Account, a Separate Account of National Life, or to the General Account, or a combination of the two.  The General Account pays interest at a guaranteed rate of at least 3%. The Separate Account is divided into several subaccounts.  Each subaccount buys shares of a specific portfolio.  The available portfolios are:

Sentinel Asset Management, Inc	Fred Alger Management, Inc.	AllianceBernstein L.P.
Sentinel Variable Products Trust	The Alger Portfolios	AllianceBernstein Variable Products
Balanced Bond Common Stock Mid Cap Small Company	Large Cap Growth Capital Appreciation Small Cap Growth	Series Fund, Inc. International Growth International Value Small/Mid Cap Value Value

American Century Investment Management, Inc.	Deutsche Investment Management Americas Inc.	Fidelity Management & Research Company
American Century Variable Portfolios, Inc. VP Value VP Inflation Protection	Deutsche Investments VIT Funds Small Cap Index VIP Deutsche Variable Series II Small Mid Cap Value VIP	Fidelity® Variable Insurance Products Equity-Income Growth High Income Overseas Contrafund® Index 500 Mid Cap Value Strategies Investment Grade Bond Money Market

Franklin Templeton Investments	Neuberger Berman Management, Inc.	OppenheimerFunds, Inc.

Franklin Templeton Variable Insurance Products Trust

Franklin Mutual Global Discovery VIP

Franklin Mutual Shares VIP

Franklin Small Cap Value VIP

Franklin Small-Mid Cap Growth VIP

Templeton Foreign VIP

Franklin U.S. Government Securities VIP

	Neuberger Berman Advisers Mgmt. Trust Large Cap Value Mid-Cap Growth Short Duration Bond Socially Responsive	Oppenheimer Variable Account Funds Capital Income/VA Main Street Small Cap/VA Global Strategic Income /VA

T. Rowe Price Associates, Inc.	Van Eck Associates Corporation
T. Rowe Price Equity Series, Inc. Blue Chip Growth Equity Income Health Sciences Personal Strategy Balanced	Van Eck VIP Trust Emerging Markets Global Hard Assets Unconstrained Emerging Markets Bond

The value of your Policy will depend upon the investment results of the portfolios you select.  The Policy’s value and Death Benefit will fluctuate based on the investment results of the chosen portfolios, the crediting of interest to the General Account, and the deduction of charges.  You bear the entire investment risk for all amounts allocated to the Separate Account.  There is no guaranteed minimum value for any of the portfolios.  We do not guarantee any minimum Policy value.  You could lose some or all of your money. Prior to making any investment decisions, you should carefully review this product prospectus and all applicable supplements.  In addition, you should review the prospectuses and supplements for the underlying portfolios that we make available as investment options under the Policies.  They are available without charge by contacting the Home Office, at the address and phone number listed above.  You should keep all prospectuses and supplements for future reference.

An investment in the Policy is not a bank deposit.  Neither the U.S. government nor any governmental agency insures or guarantees your investment in the Policy.

It may not be advantageous to purchase a policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if you already own another variable universal life insurance policy.  It also may not be advantageous for you to finance the purchase of this Policy through use of a loan or through making withdrawals from another policy that you already own.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved the Policy or determined if this prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

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SUMMARY OF THE BENEFITS AND RISKS OF THE POLICY	5
Summary of Principal Policy Benefits	5
Summary of the Principal Risks of Purchasing a Policy	6
Fee Tables	7
NATIONAL LIFE AND THE GENERAL ACCOUNT	16
National Life	16
The General Account	16
THE SEPARATE ACCOUNT AND THE PORTFOLIOS	17
The Separate Account	17
The Portfolios	17
THE POLICY	24
Purchasing a Policy	24
Premiums	25
Transfers	27
Telephone Transaction Privilege	28
Facsimile Transaction Privilege	28
Electronic Mail Transaction Privilege	28
Disruptive Trading	29
Other Transfer and Exchange Rights	30
Change of Address Notification	30
Unclaimed or Abandoned Property	30
AVAILABLE AUTOMATED PORTFOLIO MANAGEMENT FEATURES	31
ACCUMULATED VALUE	31
DEATH BENEFIT	32
Policy Testing Procedures and Death Benefit Options	32
Ability to Adjust Face Amount	35
Payment of Policy Benefits	36
Settlement Options	36
PAYMENT OF PROCEEDS	36
POLICY LOANS	37
SURRENDERS AND WITHDRAWALS	38
LAPSE AND REINSTATEMENT	40
CHARGES AND DEDUCTIONS	45
Percent of Premium Expense Charge	45
Surrender Charge	45
Monthly Deductions	46
Withdrawal Charge	48
Transfer Fee	48
Loan Interest Spread	48
Projection Report Charge	49
Subaccount Tax Charge	49
Other Charges	49
OPTIONAL BENEFITS	49
Accelerated Care Rider	49
Chronic Care Protection Rider	49
Accelerated Benefit Rider	50
Overloan Protection Rider	50
Balance Sheet Benefit Rider	50
Children’s Term Rider	51
Other Insured Rider	51
Qualified Plan Exchange Privilege Rider	51
Waiver of Specified Premium Rider	51
FEDERAL TAX CONSIDERATIONS	51
Tax Status of the Policy	51
Tax Treatment of Policy Benefits	51
Possible Tax Law Changes	55

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Possible Charges for National Life’s Taxes	55
LEGAL MATTERS	55
DISTRIBUTION OF THE POLICIES	55
OTHER POLICY PROVISIONS	56
HOUSEHOLDING AND DELIVERY OF DOCUMENTS	56
FINANCIAL STATEMENTS	56
GLOSSARY	57
APPENDIX A: Illustration of Death Benefits, Accumulated Values and Cash Surrender Values	A-1
APPENDIX B: First Year Surrender Charge	B-1
APPENDIX C: First Year Surrender Charge New York	C-1
APPENDIX D: First Year Surrender Charge Pennsylvania	D-1
APPENDIX E: Monthly Expense Charge Per $1,000 of Initial Face Amount	E-1
APPENDIX F: Overloan Protection Rider	F-1
Statement of Additional Information	2
Table of Contents	2

The Policy may not be available in all states and its terms may vary by state.  This prospectus does not offer the Policy in any state in which we may not legally offer the Policy.  You should rely only on the information contained in this prospectus.  We have not authorized anyone to provide you with information that is different.

The primary purpose of this variable life insurance Policy is to provide insurance protection.  We do not claim that the Policy is in any way similar or comparable to an investment in a mutual fund.

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SUMMARY OF THE BENEFITS AND RISKS OF THE POLICY

This summary provides you with a brief overview of the benefits and risks associated with the Policy.  You should read the entire prospectus before purchasing the Policy.  Important details regarding the Policy are contained in other sections of this prospectus and in the Statement of Additional Information (“SAI”).  Please consult your agent and refer to your Policy for details.  For your convenience, we have defined the capitalized terms we use in the Glossary at the end of the prospectus.

Summary of Principal Policy Benefits

Life Insurance Protection.  The Policy provides a means for an Owner to accumulate life insurance on the life of a specified Insured.  Proceeds under the Policy can generally pass free of federal and state income tax at the death of an Insured.

As long as your Policy remains in force, we will pay the Death Benefit to your Beneficiary when we receive due proof of the death of the Insured.  We will increase the Death Benefit by any additional benefits provided by a supplementary benefit rider.  We will reduce the Death Benefit by any outstanding Policy loans and accrued interest and any unpaid Monthly Deductions.

Death Benefit Option A and Option B.  We offer two Death Benefit options, which we call Option A and Option B.  You may choose which option to apply to your Policy.

If you choose Option A, the Death Benefit will be based on the greater of:

•                              Face Amount; or

•                              the Accumulated Value multiplied by a factor specified by federal income tax law.

If you choose Option B, the Death Benefit will be based on the greater of:

•                              the Face Amount plus the Accumulated Value; or

•                              the Accumulated Value multiplied by the same factor that applies to Option A.

After a year, you may adjust the Death Benefit by changing the Death Benefit option or by increasing or decreasing the Face Amount of your Policy.  See “Death Benefit.”

•                  In addition, for Policies issued before September 9, 2011, accelerated care and chronic care protection riders were available if they were elected at Policy issue.  The accelerated care rider provides periodic partial prepayments of the Death Benefit if the Insured becomes chronically ill, and the chronic care protection rider continues to pay benefits after the entire Death Benefit under the Policy has been prepaid under the accelerated care rider.  There is an additional cost for the accelerated care rider and the chronic care protection rider.

•                  You may add additional insurance and other benefits to your Policy by rider.  Please see “Optional Benefits”, below, for a description of the other optional benefits that we offer.

•                  You may receive personalized illustrations in connection with the purchase of this Policy that reflect your own particular circumstances.  These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy.  They may also help you to compare this Policy to other life insurance policies.  The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

•                  In order to meet the definition of life insurance under the Internal Revenue Code of 1986, as amended (the “Code”), section 7702 of the Code defines two alternative testing procedures.  These are the guideline premium test (“GPT”) and the cash value accumulation test (“CVAT”). We will apply the GPT test to the Policy unless your Policy will be classified under federal tax law as a modified endowment contract (“Modified Endowment Contract”) at issue and you elect to have the CVAT applied.

Cash Benefits.  After a year, you may borrow against your Policy.  The maximum amount of all loans is the Cash Surrender Value less three times the  Monthly Deduction for the most recent Monthly Policy Date unless state law requirements differ.  When you take a loan we will transfer an amount equal to the loan to our General Account as Collateral.  We charge interest on the loan, and we credit interest on Collateral.  Loans may have adverse tax consequences.  When the Death Benefit becomes payable or the Policy is surrendered, we will deduct Policy loans and accrued interest from the proceeds otherwise payable.

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After a year, you may request a Withdrawal of Cash Surrender Value.  However:

•                  You must withdraw at least $500.

•                  You cannot withdraw more than the Cash Surrender Value on the date we receive your request minus three times the Monthly Deduction for the most recent Monthly Policy Date.

•                  You can only withdraw Accumulated Value from the General Account after you have withdrawn all Accumulated Value from the Separate Account.

•                  We may deduct a Withdrawal charge from each Withdrawal.  Withdrawals may have tax consequences.

•                  If Option A is in effect at the time of the Withdrawal, then the Face Amount will be reduced by the amount of the Withdrawal.  The Withdrawal will not be permitted if it would reduce the Face Amount below the Minimum Face Amount.

•                  A Withdrawal will not be permitted if it would cause the Policy to no longer qualify as life insurance for federal income tax purposes under the Internal Revenue Code.

You may surrender your Policy at any time and receive the Cash Surrender Value, if any.  The Cash Surrender Value will equal the Accumulated Value less any Policy loan with accrued interest and any Surrender Charge.

Tax Benefits.  Assuming the Policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of the Policy’s value until there is a distribution from the Policy.  Moreover, Death Benefits payable under a Policy should be excludable from the gross income of the Beneficiary.  As a result, your Beneficiary generally should not have to pay U.S. federal income tax on the Death Benefit, although other taxes, such as estate taxes may apply.

Variety of Investment Options.  You may allocate Net Premiums among the subaccounts of the Separate Account and the General Account.  The subaccounts in the Separate Account invest in a wide variety of portfolios that cover a broad spectrum of investment objectives and risk tolerances.

We will credit interest at an effective annual rate of at least 3% on amounts invested in the General Account.

As your needs or financial goals change, you can change your investment mix.  You may make transfers among the Separate Account and the General Account.  Currently, you may make an unlimited number of such transfers within the subaccounts of the Separate Account and from the Separate Account to the General Account, without charge.  You may not make transfers out of the General Account that exceed the greater of: (a) 25% of the non-loaned Accumulated Value in such account at the time of transfer; or (b) $5,000.  We allow only one such transfer out of the General Account in any Policy Year.

Summary of the Principal Risks of Purchasing a Policy

Investment Risk.  We cannot give any assurance that any portfolio will achieve its investment objectives.  You bear the entire investment risk on the value of your Policy you allocate to the Separate Account.  In addition, we deduct Policy fees and charges from your Accumulated Value, which can significantly reduce your Accumulated Value.  During times of poor performance, these deductions will have an even greater impact on your Accumulated Value.  You could lose everything you invest, and your Policy could lapse without value, unless you pay additional premium prior to the lapse.  Please note that frequent, large, or short-term transfers among subaccounts, such as those associated with “market timing” transactions, can adversely affect the portfolios and the returns achieved by Owners.  Such transfers may dilute the value of portfolio shares, interfere with the efficient management of the portfolios, and increase brokerage and administrative costs of the portfolios.  To protect Owners and portfolios from such effects, we have developed market timing procedures.  See “Disruptive Trading” below.

If you allocate premiums to the General Account, we credit your Accumulated Value in the General Account with a declared rate of interest.  You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum effective annual rate of 3%.

Risk of Lapse.  If on any Monthly Policy Date the Cash Surrender Value is insufficient to cover the Monthly Deductions and any other charges under the Policy, the Policy will enter a 61-day Grace Period.  This could happen for a number of reasons, including:  (1) if the investment returns on your chosen investment portfolios are lower than anticipated; (2) if you do not pay premiums at the levels you planned; or (3) if you take Policy loans.

The Policy will enter a 61- day Grace Period, unless:

1.              the Policy is within the Policy Protection Period (the first five Policy Years); and

2.              the Accumulated Value less any debt is greater than the Monthly Deduction due; and

3.              the cumulative premiums paid since the Policy’s Date of Issue, less any Withdrawals and less any debt are greater than or equal to the cumulative Minimum Monthly Premiums due since the Policy’s Date of Issue.

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Another situation in which your Policy will not lapse is if you elect and exercise the overloan protection rider, subject to certain conditions.

Tax Risks.  We anticipate that a Policy issued on the basis of a standard Rate Class should generally be deemed a life insurance contract under federal tax law.  However, due to limited guidance under the federal tax law, there is some uncertainty about the application of the federal tax law to Policies issued on a substandard basis (i.e., a Rate Class involving higher than standard mortality risk) and such a Policy may not satisfy the applicable requirements in all circumstances, particularly if you pay the full amount of premiums permitted under the Policy.

Depending on the total amount of premiums you pay, the Policy may be classified as a Modified Endowment Contract under federal tax laws.  If a Policy is classified as a Modified Endowment Contract, then surrenders, Withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy.  In addition, a 10% penalty tax may be imposed on surrenders, Withdrawals and loans taken before you attain age 59½.  If a Policy is not a Modified Endowment Contract, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income.  Moreover, loans may generally not be treated as distributions, although this is not clear.  Finally, neither distributions nor loans from a Policy that is not a Modified Endowment Contract are subject to the 10% penalty tax.  See “Modified Endowment Contracts”  below for additional information.

The tax treatment of the overloan protection rider that may be purchased with this Policy is uncertain.  In particular, it is not clear whether the overloan protection rider will be effective to prevent taxation of the outstanding loan balance as a distribution when the overloan protection rider causes the Policy to convert to a fixed policy.  Anyone contemplating the purchase of the Policy with the overloan protection rider should consult a tax adviser.

See “Federal Tax Considerations,” below.  You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Withdrawal and Surrender Risks.  The Surrender Charge under the Policy applies for 10 Policy Years after the Policy is issued.  An additional Surrender Charge will apply for 10 years from the date of any increase in the Face Amount.  It is possible that you will receive no net Cash Surrender Value if you surrender your Policy in the first few Policy Years.  You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time.  You should not purchase the Policy if you intend to surrender all or part of the Policy’s value in the near future.  We designed the Policy to meet long-term financial goals.  The Policy is not suitable as a short-term investment.

Even if you do not ask to surrender your Policy, Surrender Charges may play a role in determining whether your Policy will lapse (or terminate without value), because Surrender Charges decrease the Cash Surrender Value, which is a measure we use to determine whether your Policy will enter a Grace Period (and possibly lapse).

Withdrawals are not permitted in the first Policy Year, and we will reduce the Face Amount by the amount of a Withdrawal if Option A is in effect.  A surrender or Withdrawal may have tax consequences.

Loan Risks.  A Policy loan, whether or not repaid, will affect the Accumulated Value over time because we subtract the amount of the loan from the subaccounts of the Separate Account and/or the General Account as Collateral, and this Collateral does not participate in the investment performance of the subaccounts of the Separate Account, or receive any higher interest rate that may be credited to the General Account.

We reduce the amount we pay on the Insured’s death by the amount of any indebtedness.  Your Policy may lapse if your indebtedness reduces the Cash Surrender Value to zero.

A loan may have tax consequences.  In addition, if you surrender your Policy or allow it to lapse while a Policy loan is outstanding, the amount of the loan will be added to any amount you receive and taxed accordingly.

Portfolio Company Risks.  A comprehensive discussion of the risks of each portfolio may be found in the prospectus for such portfolio.  Please refer to the portfolios’ prospectuses for more information.  There is no assurance that any portfolio will achieve its stated investment objective.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy.  These charges may not be typical of the charges you will pay.

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The first table describes the fees and expenses that you will pay at the time you buy the Policy, surrender the Policy, take a Withdrawal from the Policy, pay Policy premiums or transfer Accumulated Value under the Policy among the subaccounts of the Separate Account and the General Account.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted - Maximum Guaranteed Charge	Amount Deducted - Current Charge
Percent of Premium Expense Charge	Upon receipt of each premium payment	6% of each premium payment	6% of each premium payment
Surrender Charge	Upon surrender or lapse of the Policy during the first 10 Policy Years or following an increase in Face Amount
Surrender Charge Maximum and Minimum Charge(1)		$54.38 to $1.35 per $1,000 of initial or increased Face Amount	$54.38 to $1.35 per $1,000 of initial or increased Face Amount
Surrender Charge for a — 45 year old male nonsmoker, first Policy Year		$30.02 per $1,000 of Face Amount	$30.02 per $1,000 of Face Amount
Withdrawal Fees	Upon making a Withdrawal	$25	None
Transfer Fees(2)	Upon transfer after the 12th transfer in a Policy Year	$25	None
Loan Interest Spread	At the end of each Policy Year, or upon death, surrender, or lapse, if earlier	2% of amount held as Collateral	0% of amount held as Collateral
Projection Report Charge(3)	When report requested after the initial report	$25	None

(1) The maximum charge of $54.38 is based on Insured with the following characteristics:  female smoker age 61 in Policy Year 1. The minimum charge $1.35 is for a female nonsmoker issue age 0 Policy Year 10.  In New York the maximum is $44.49 for a female nonsmoker age 64.   The New York minimum charge becomes 0 before year ten for a number of ages, mostly older ages, and smokers.  In Pennsylvania the maximum is $53.53 for a female smoker age 63 and the minimum is $1.12 for a female nonsmoker issue age 0 Policy Year 10.

(2) We reserve the right to pass through any charges assessed by a portfolio manager with respect to transfer frequency.

(3) This charge is not currently deducted.  Please see your Policy for additional information.

The next table describes the fees and expenses that you will pay periodically during the time you own the Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses

Charge	When Charge is Deducted	Amount Deducted - Maximum Guaranteed Charge	Amount Deducted - Current Charge
Cost of Insurance:(1)	On the Date of Issue of the Policy and on each Monthly Policy Date until the Insured reaches Attained Age 121
Maximum and Minimum Charge(2)		$90.91 to $0.02 per $1,000 of Net Amount at Risk	$28.30 to $0.01 per $1,000 of Net Amount at Risk

Charge for a 45 year old male nonsmoker in the standard underwriting class, Policy Year 1		$0.19 per $1,000 of Net Amount at Risk	$0.03 per $1,000 of Net Amount at Risk
Monthly Policy Fee:	On the Date of Issue of the Policy and on each Monthly Policy Date until the Insured reaches Attained Age 121	$7.50	$7.50
Monthly Account Value Charge:	On the Date of Issue of the Policy and on each Monthly Policy Date	0.04% of Accumulated Value	none

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Monthly Expense Charge:(3)	On the Date of Issue of the Policy and on each Monthly Policy Date during the first 10 Policy Years, and for 10 years, following an increase in Face Amount
Maximum and Minimum Charge		$2.81 to $0.08 per $1,000 of Face Amount	$2.81 to $0.08 per $1,000 of Face Amount

Charge for a 45 year old male nonsmoker in the standard underwriting class, Face Amount between $250,000 and $999,999		$0.30 per $1,000 of Face Amount	$0.30 per $1,000 of Face Amount

The charges listed below pertain to optional riders and are in addition to the charges described in the previous table.

Charge	When Charge is Deducted	Amount Deducted - Maximum Guaranteed Charge	Amount Deducted - Current Charge
Waiver of Monthly Deductions Rider:(4),(5)	On the Date of Issue of the Policy and on each Monthly Policy Date thereafter until the Insured reaches Attained Age 65
Maximum and Minimum Charge		$0.27 to $0.05 multiplied by the Monthly Deduction(16)	$0.27 to $0.05 multiplied by the Monthly Deduction (16)

Charge for a 45 year old male, Policy Year 1		$0.08 multiplied by the Monthly Deduction(16)	$0.08 multiplied by the Monthly Deduction (16)
Accidental Death Benefit Rider:(4),(6)	On the Date of Issue of the Policy and on each Monthly Policy Date thereafter until the Insured reaches Attained Age 70
Maximum and Minimum Charge		$0.18 to $0.02 per $1,000 of Accidental Death Benefit	$0.18 to $0.02 per $1,000 of Accidental Death Benefit

Charge for a 45 year old male, Policy Year 1		$0.09 per $1,000 of Accidental Death Benefit	$0.09 per $1,000 of Accidental Death Benefit
Guaranteed Insurability Option Rider:(7),(8)	On the Date of Issue of the Policy and on each Monthly Policy Date thereafter until the Insured reaches Attained Age 40
Maximum and Minimum Charge		$0.16 to $0.02 multiplied by the option amount	$0.16 to $0.02 multiplied by the option amount

Charge for a 35 year old male (not available for ages 40 and over)		$0.15 multiplied by the option amount	$0.15 multiplied by the option amount
Accelerated Care Rider:(7),(9)	On the Date of Issue of the Policy and on each Monthly Policy Date until the Insured reaches Attained Age 121

Maximum and Minimum Charge		$4.32 to $0.03 per $1,000 of Net Amount at Risk, plus from $0.92 to $0.0007 per dollar of Monthly Deduction	$1.98 to $0.01 per $1,000 of Net Amount at Risk, plus from $0.63 to $0.0003 per dollar of

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Monthly Deduction

Charge for a 45 year old male, accelerated care rider with a 1% benefit limit with the inflation protection option, Policy Year 1		$0.14 per $1,000 of Net Amount at Risk, plus $0.004 per dollar of Monthly Deduction (16)	$0.06 per $1,000 of Net Amount at Risk per month, plus $0.002 per dollar of Monthly Deduction(16)
Chronic Care Protection Rider:(7),(10)	On the Date of Issue of the Policy and on each Monthly Policy Date until the Insured reaches Attained Age 121
Maximum and Minimum Charge		$4.34 to $0.01 per $1,000 of rider Face Amount	$4.34 to $0.01 per $1,000 of rider Face Amount

Charge for a 45 year old male, chronic care protection rider with a 1% benefit limit with the inflation protection option and without the nonforfeiture benefit option		$0.18 per $1,000 of rider Face Amount	$0.18 per $1,000 of rider Face Amount
Balance Sheet Benefit Rider:(11),(12)	On the Date of Issue of the Policy and on each Monthly Policy Date during the first ten Policy Years and during the first ten Policy Years following an increase in Face Amount
Maximum and Minimum Charge		$0.12 to $0.02 per $1,000 of Face Amount	$0.12 to $0.02 per $1,000 of Face Amount

Charge for a 45 year old male nonsmoker in the preferred underwriting class, Face Amount between $250,000 and $999,999		$0.08 per $1,000 of Face Amount	$0.08 per $1,000 of Face Amount
Children’s Term Rider:	On the Date of Issue of the Policy and on each Monthly Policy Date until the Policy Anniversary following the last covered dependent child’s 23rd birthday
Charge		$0.46 per $1,000 of rider Face Amount	$0.46 per $1,000 of rider Face Amount

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Charge	When Charge is Deducted	Amount Deducted - Maximum Guaranteed Charge	Amount Deducted - Current Charge
Other Insured Rider(11),(13):	On the Date of Issue of the Policy and on each Monthly Policy Date until the youngest covered other Insured reaches Attained Age 100
Maximum and Minimum Charge		$38.71 to $0.01 per $1,000 of rider Face Amount	$38.71 to $0.01 per $1,000 of rider Face Amount

Charge for a 45 year old male nonsmoker in the preferred underwriting class, Policy Year 1		$0.25 per $1,000 of rider Face Amount	$0.03 per $1,000 of rider Face Amount
Waiver of Specified Premium Rider:(14)	On the Date of Issue of the Policy and on each Monthly Policy Date thereafter until the Insured reaches Attained Age 65
Maximum and Minimum Charge		$0.07 to $0.03 per dollar of waiver benefit	$0.07 to $0.03 per dollar of waiver benefit

Charge for a 45 year old male		$0.04 per dollar of waiver benefit	$0.04 per dollar of waiver benefit
Overloan Protection Rider:(11),(15)	At the time of exercise
Maximum and Minimum Charge Charge for a male, nonsmoker who exercises this rider at attained age 75		4.20% to 0.87% of Accumulated Value	4.20% to 0.87% of Accumulated Value
3.31% of Accumulated Value

(1) Cost of insurance charges vary based on factors including, the Insured’s Issue Age, sex, Rate Class, and the Policy’s Net Amount at Risk and Duration.  The Net Amount at Risk is the amount by which the Unadjusted Death Benefit divided by 1.00246627 exceeds the Accumulated Value.  The cost of insurance charges shown in the table may not be typical of what you will pay.  Your Policy’s data pages will indicate the guaranteed cost of insurance charges applicable to your Policy.  National Life and/or your agent will provide more detailed information concerning your charges at your request.

(2) The current minimum charge is based on an Insured with the following characteristics: Issue Age 25, female, elite preferred nonsmoker, Policy Year 1; the guaranteed minimum charge is based on an Insured with the following characteristics: Issue Ages 0-10, female, nonsmoker, the Policy Years in which Attained Age 10 is reached; the guaranteed maximum charge is based on an Insured with the following characteristics: all Issue Ages, both sexes, all underwriting classes, the Policy Year in which Attained Age 120 is reached; and the current maximum charge is based on an Insured with the following characteristics: all Issue Ages, both sexes, all underwriting classes, the Policy Year in which Attained Age 120 is reached.

(3) The Monthly Expense Charge rate varies based on the Issue Age, sex, and Rate Class of the Insured and the Face Amount of the Policy at Issue.  The Monthly Expense Charge is computed as the product of the original Face Amount of the Policy and the appropriate Monthly Expense Charge rate.  A separate Monthly Expense Charge will apply to each increase in Face Amount.  The current minimum charge and guaranteed minimum charge is based on an Insured with the following characteristics: Issue Age 0, female, nonsmoker; the current maximum charge and guaranteed maximum charge is based on an Insured with the following characteristics: Issue Age 85, male, smoker.  The Monthly Expense Charge shown in the table may not be typical of what you will pay.  Your Policy’s data pages will indicate the guaranteed Monthly Expense Charge applicable to your Policy.  National Life and/or your agent will provide more detailed information concerning your charges at your request.

(4)  The waiver of monthly deduction rider and the accidental death benefit rider vary based on Attained age and sex.  The charges shown in the table may not be typical of what you will pay.  Your Policy’s data pages will indicate the guaranteed charges applicable to your Policy.  National Life and/or your agent will provide more detailed information concerning your charges at your request.

(5) The current maximum charge and the guaranteed maximum charge are based on a female Insured with an Attained Age of 59; the current minimum charge and the guaranteed minimum charge are based on a male Insured with an Attained Age of 63.

(6)  The current maximum charge and the guaranteed maximum charge are based on a male Insured with an Attained Age of 69; the current minimum charge and the guaranteed minimum charge are based on a female Insured with an Attained Age of 11.

(7)  The guaranteed insurability option rider, the accelerated care rider, and the chronic care protection rider vary based on Issue Age and sex.  The charges shown in the table may not be typical of what you will pay.  Your Policy’s data pages will indicate the guaranteed charges applicable to your Policy.  National Life and/or your agent will provide more detailed information concerning your charges at your request.

(8) The current maximum charge and the guaranteed maximum charge are based on a male Insured with an Issue Age of 39; the current minimum charge and the guaranteed minimum charge are based on a female Insured with an Issue Age of 0.   National Life and/or your agent will provide more detailed information concerning your charges at your request.

(9)  The current maximum charge and the guaranteed maximum charge are based on a female Insured with an Issue Age of 85; the current minimum charge and the guaranteed minimum charge are based on a male Insured with an Issue Age equal to or less than 30. The current maximum charge and the guaranteed maximum charge for the accelerated care rider waiver of premium are based on a female Insured with an Attained Age of 98; the current minimum charge and the guaranteed minimum charge are based on a male Insured with an Attained Age equal to or less than 35.  In addition, the Accelerated Care rider was available for policies issued before September 19, 2011 if it was elected at Policy issue.

11

(10)  The current maximum charge and the guaranteed maximum charge are based on a female Insured with an Issue Age of 84; the current minimum charge and the guaranteed minimum charge are based on a male Insured with an Issue Age less than or equal to 31.  This rider was available only to Owners of Policies issued before September 19, 2011, who elected the rider at Policy issue.

(11)  The balance sheet benefit rider, the other insured rider, and the overloan protection rider vary based on the Insured’s Issue Age, sex, and nonsmoker versus smoker rate classification.  The charges shown in the table may not be typical of what you will pay.  Your Policy’s data pages will indicate the guaranteed charges applicable to your Policy.  National Life and/or your agent will provide more detailed information concerning your charges at your request.

(12) The current maximum charge and the guaranteed maximum charge are based on a male Insured, Smoker, with an Issue Age greater than or equal to 58; the current minimum charge and the guaranteed minimum charge are based on a female Insured, Nonsmoker, with an Issue Age of 0.

(13)  The current maximum charge and the guaranteed maximum charge are based on a male Insured, Standard Smoker, with an Attained Age of 99; the current minimum charge and the guaranteed minimum charge are based on a female Insured, Nonsmoker, with an Issue Age between 20 and 40 in the first Policy Year.

(14) The waiver of specified premium rider varies by the Insured’s Issue Age and sex.  The current maximum charge and the guaranteed maximum charge are based on a male Insured with an Issue Age greater than or equal to 59; the current minimum charge and the guaranteed minimum charge are based on a male Insured with an Issue Age less than or equal to 34.  The charges shown in the table may not be typical of what you will pay.  Your Policy’s data pages will indicate the guaranteed charges applicable to your Policy.  National Life and/or your agent will provide more detailed information concerning your charges at your request.

(15)  The maximum exercise charge is for a male smoker Attained Age 90, and the minimum exercise charge is for a female nonsmoker Attained Age 94.

(16) The Monthly Deduction is the amount deducted from the Accumulated Value on each Monthly Policy Date.  It includes the Monthly Policy Fee, the cost of insurance charge, the Monthly Expense Charge, the Monthly Account Value Charge, and the monthly cost of any benefits provided by Riders.

In addition to the charges listed above, you may also pay a subaccount tax charge for taxes and amounts set aside as a reserve for taxes in determining the value of a unit value for each of the subaccounts in the event such a tax is levied by a governmental authority on that subaccount in the future.  This charge is currently not deducted but if a charge is levied by a governmental authority the charge may be passed on to the Owner.

The following table describes the portfolio fees and expenses that you will pay periodically during the time that you own the Policy.  The table shows the minimum and maximum fees and expenses charged by any of the portfolios, or underlying funds, for the year ended December 31, 2014.  The expenses of the portfolios may be higher or lower in the future.  More details concerning each portfolio’s fees and expenses are contained in the prospectus for each portfolio.

Underlying Fund Annual Expenses (as a percentage of underlying Fund average net assets)

	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fee, distribution and/or service 12b-1 fees, and other expenses).	0.10%	1.33%

The annual expenses as of December 31, 2014 (unless otherwise noted) of each Fund, before any fee waivers or expense reimbursements, are shown below. (1)

Fund	Management Fee	12b-1 Fees(2)	Other Expenses	Acquired Fund Fees	Gross Total Annual Expenses(3)	Waivers, Reimbursements, and Recoupment	Net Total Annual Expenses(3)

Sentinel VPT
Balanced Fund	0.55%	0.00%	0.35%	0.01%	0.91%	0.00%	0.91%
Bond Fund	0.40%	0.00%	0.25%	0.01%	0.66%	0.00%	0.66%
Common Stock Fund	0.50%	0.00%	0.22%	0.00%	0.72%	0.00%	0.72%
Mid Cap Fund	0.50%	0.00%	0.33%	0.01%	0.84%	0.00%	0.84%
Small Company Fund	0.50%	0.00%	0.28%	0.01%	0.79%	0.00%	0.79%
Alger
Capital Appreciation Portfolio - Class O Shares	0.81%	0.00%	0.13%	0.00%	0.94%	0.00%	0.94%
Large Cap Growth Portfolio - Class O Shares	0.71%	0.00%	0.15%	0.00%	0.86%	0.00%	0.86%
Small Cap Growth Portfolio - Class O Shares	0.81%	0.00%	0.15%	0.00%	0.96%	0.00%	0.96%
AB VPS Fund, Inc(4)

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International Growth Portfolio - Class A Shares	0.75%		0.00%	0.32%	0.00%	1.07%		0.00%	1.07%
International Value Portfolio - Class A Shares	0.75%		0.00%	0.10%	0.00%	0.85%		0.00%	0.85%
Small/Mid Cap Value Portfolio - Class A Shares	0.75%		0.00%	0.07%	0.00%	0.82%		0.00%	0.82%
Value Portfolio - Class A Shares	0.55%		0.00%	0.24%	0.00%	0.79%		0.00%	0.79%
American Century VP
Inflation Protection Fund - Class I	0.47%		0.00%	0.00%	0.00%	0.47%		0.00%	0.47%
International Fund - Class I	1.33%		0.00%	0.00%	0.00%	1.33%		0.00%	1.33%
Value Fund - Class I	0.96%		0.00%	0.00%	0.00%	0.96%		0.00%	0.96%
Deutsche Variable Series II
Deutsche Small Mid Cap Value VIP - Class B shares	0.65%		0.25%	0.27%	0.00%	1.17	%(5)	0.00%	1.17	%(5)
Deutsche VIT Funds
Deutsche Small Cap Index VIP - Class A Shares	0.35%		0.00%	0.18%	0.00%	0.53	%(6)	0.08%	0.45	%(6)
Fidelity® VIP
Contrafund® Portfolio - Initial Class	0.55%		0.00%	0.08%	0.00%	0.63%		0.00%	0.63%
Equity-Income Portfolio - Initial Class	0.45%		0.00%	0.09%	0.06%	0.60%		0.00%	0.60%
Growth Portfolio - Initial Class	0.55%		0.00%	0.10%	0.00%	0.65%		0.00%	0.65%
High Income Portfolio - Initial Class	0.56%		0.00%	0.12%	0.00%	0.68%		0.00%	0.68%
Index 500 Portfolio - Initial Class	0.05%		0.00%	0.06%	0.00%	0.10%		0.00%	0.10%
Investment Grade Bond Portfolio - Initial Class	0.31%		0.00%	0.11%	0.00%	0.42%		0.00%	0.42%
Mid Cap Portfolio - Initial Class	0.55%		0.00%	0.09%	0.00%	0.64%		0.00%	0.64%
Money Market Portfolio - Service Class	0.17%		0.10%	0.08%	0.00%	0.35%		0.00%	0.35%
Overseas Portfolio - Initial Class	0.67%		0.00%	0.13%	0.00%	0.80%		0.00%	0.80%
Value Strategies Portfolio - Initial Class	0.55%		0.00%	0.13%	0.00%	0.68%		0.00%	0.68%
Franklin Templeton
Foreign VIP Fund - Class 2 shares	0.74	%(7),(8)	0.25%	0.03%	0.00%	1.02%		0.00%	1.02%
Mutual Global Discovery VIP Fund - Class 1 Shares	0.94	%(7),(8)	0.00%	0.06%	0.00%	1.00%		0.00%	1.00%
Mutual Shares VIP	0.68	%(7),(8)	0.25%	0.05%	0.00%	0.98%		0.00%	0.98%

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Fund - Class 2 shares
Small Cap Value VIP Fund - Class 2 shares	0.60	%(7),(8)	0.25%	0.03%	0.00%	0.88%		0.00%		0.88%
Small-Mid Cap Growth VIP Fund - Class 2 shares	0.77	%(7)	0.25%	0.03%	0.00%	1.05%		0.00%		1.05%
U.S. Government Securities VIP Fund - Class 1 Shares	0.47	%(7)	0.00%	0.02%	0.00%	0.49%		0.00%		0.49%
Neuberger Berman AMT
Mid-Cap Growth Portfolio - I Class	0.85%		0.00%	0.15%	0.00%	1.00%		0.00%		1.00%
Large Cap Value - I Class	0.85%		0.00%	0.25%	0.03%	1.13%		0.00%		1.13%
Short Duration Bond Portfolio - I Class	0.65%		0.00%	0.17%	0.00%	0.82%		0.00%		0.82%
Socially Responsive Portfolio - I Class	0.84%		0.00%	0.14%	0.00%	0.98%		0.00%		0.98%
Oppenheimer Variable Accounts Funds
Conservative Balanced Fund/VA - Service Shares	0.74%		0.25%	0.16%	0.00%	1.15%		0.23	%(9)	0.92%
Main Street Small Cap Fund/VA® - Service Shares	0.65%		0.25%	0.12%	0.00%	1.02%		0.00%		1.02%
Global Strategic Income Fund/VA - Service Shares	0.58	%(10)	0.25%	0.14%	0.03%	1.00%		0.03	%(11)	0.97%
T. Rowe Price
Blue Chip Growth Portfolio - Class II shares	0.85%		0.25%	0.00%	0.00%	1.10%		0.00%		1.10%
Equity Income Portfolio - Class II shares	0.85%		0.25%	0.00%	0.00%	1.10%		0.00%		1.10%
Health Sciences Portfolio - Class II shares	0.95%		0.25%	0.00%	0.00%	1.20%		0.00%		1.20%
Personal Strategy Balanced Portfolio VIP I	0.90%		0.00%	0.00%	0.13%	1.03%		0.13	%(12)	0.90%
Van Eck VIP Trust
Emerging Markets Fund - Initial Class	1.00%		0.00%	0.17%	0.00%	1.17	%(13)	0.00%		1.17	%(13)
Unconstrained Emerging Markets Bond Fund - Initial Class	1.00%		0.00%	0.20%	0.00%	1.20	%(14)	0.10%		1.10	%(14)
Global Hard Assets Fund - Initial Class	1.00%		0.00%	0.06%	0.00%	1.06	%(15)	0.00%		1.06	%(15)

(1) The Fund fees and expenses used to prepare the table above were provided to us by the Funds. We have not independently verified such information. Current or future expenses may be greater or less than those shown. In addition, certain Funds may impose a redemption fee of no more than 2% of the amount of Fund shares redeemed. We may be required to implement a Fund’s redemption fee. The redemption fee will be assessed against your Contract Value. For more information, please see each Fund’s prospectus.

(2) Our affiliate, Equity Services, Inc., the principal underwriter for the Policies, will receive 12b-1 fees deducted from certain Fund assets attributable to the Policies for providing distribution and shareholder support services to some Funds.

(3) The Total Annual Fund Operating Expenses may not be the same as the reported in the portfolio’s financial highlights and shareholder reports, because Total Annual Fund Operating Expenses include expenses related to other investment companies acquired by the portfolio, if any, while the financial highlights and shareholder reports do not.

14

(4) Effective May 1, 2015, AllianceBerstein VPS has been rebranded AB VPS Fund, Inc.

(5) Through September 30, 2015, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at 1.19% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.  The agreement may only be terminated with the consent of the fund’s Board.

(6) Through April 30, 2016, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at ratios no higher than 0.45% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.  The agreement may only be terminated with the consent of the fund’s Board.

(7) The Fund administration fee is paid indirectly through the management fee.

(8) Management fees and other expenses have been restated to reflect current fiscal year fees and expenses as a result of the bundling of the fund’s investment management agreement with its fund administration agreement effective May 1, 2014.  Such combined investment management fees are described further under “Management” in the fund’s prospectus.  Total annual fund operating expenses are not affected by such bundling.

(9) After discussions with the Fund’s Board, the Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, extraordinary expenses and certain other Fund expenses) to annual rates of 0.92% as calculated on the daily net assets of the Fund.  This fee waiver and/or expense reimbursements may not be amended or withdrawn for one year from the date of this prospectus, unless approved by the Board.

(10) “Management Fees” reflects the gross management fees paid to the Manager by the Fund during the Fund’s most recent fiscal year and the gross management fee of the Subsidiary during the Fund’s most recent fiscal year.

(11) After discussion with the Fund’s Board, the Manager has contractually agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in funds managed by the Manager or its affiliates.  This fee waiver and/or expense reimbursement may not be amended or withdrawn until one year from the date of this prospectus, unless approved by the Board.

(12) T. Rowe Price Associates, Inc. is required to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset any acquired fund fees and expenses related to investments in other T. Rowe Price mutual funds.  The amount of the waiver will vary each fiscal year in proportion to the amount invested in other T. Rowe Price mutual funds.  The T. Rowe Price funds would be required to seek regulatory approval in order to terminate this arrangement.

(13) The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 1.50% of the Fund’s average daily net assets per year until May 1, 2016.  During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

(14) The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 1.10% of the Fund’s average daily net assets per year until May 1, 2016.  During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

(15) The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 1.45% of the Fund’s average daily net assets per year until May 1, 2016.  During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

For information concerning compensation paid in connection with the sale of the Policies, see “Distribution of the Policies”.

15

NATIONAL LIFE AND THE GENERAL ACCOUNT

National Life

National Life is authorized to transact life insurance and annuity business in Vermont and in 50 other jurisdictions.  National Life was originally chartered as a mutual life insurance company in 1848 under Vermont law.  It is now a stock life insurance company.

Our Financial Condition.  As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all of the contractual obligations of our General Account.  To meet our claims-paying obligations, we monitor reserves so that we hold sufficient amounts to cover actual or expected claims payments.  However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations.  These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.

How to Obtain More Information.  We encourage both existing and prospective Owners to read and understand our financial statements.  We prepare our financial statements on a statutory basis.  Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the Vermont Department of Financial Regulation—as well as the financial statements of the Separate Account and of NLV Financial Corporation, the parent company of National Life (“NLV Financial”) (on a consolidated basis)—are located in the SAI.  For a free copy of the SAI, call or write us at our Home Office.  In addition, the SAI is available on the SEC’s website at http://www.sec.gov.

The General Account

You may allocate some or all of your Net Premiums, and transfer some or all of the Accumulated Value of your Policy to our General Account.  We bear the full investment risk for all amounts allocated or transferred to the General Account.  We credit interest on Net Premiums and Accumulated Value allocated to the General Account at rates we declare.  These rates will not be less than 3%.  The principal, after deductions, is also guaranteed.

We own the assets in the General Account, and use these assets to support our insurance and annuity obligations other than those funded by Separate Account investments.  These assets are subject to National Life’s general liabilities from business operations.

We have not registered the General Account with the SEC, and the staff of the SEC has not reviewed the disclosure in this prospectus relating to the General Account.  Disclosures regarding the General Account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

We may credit the non-loaned Accumulated Value in the General Account with current rates in excess of the 3% minimum guarantee, but we are not obligated to do so.  We have no specific formula for determining specific interest rates.  Because we anticipate changing the current interest rate from time to time, at our sole discretion, allocations to the General Account made at different times are likely to be credited with different current interest rates.  We will declare an interest rate each month to apply to amounts allocated or transferred to the General Account in that month.  We may declare a new current interest rate on such amounts and accrued interest thereon at any time (which may be a different current interest rate than the current interest rate on new allocations to the General Account on that date).  We will determine any interest credited on the amounts in the General Account in excess of the minimum guaranteed rate of 3% per year at our sole discretion.  You assume the risk that interest credited may not exceed the guaranteed minimum rate.  Amounts allocated to the General Account will not share in the investment performance of our General Account.

Amounts deducted from the non-loaned Accumulated Value in the General Account for Withdrawals, Policy loans, transfers to the Separate Account, Monthly Deduction or other charges are, for the purpose of crediting interest, accounted for on a last in, first out (“LIFO”) method.

Transfers from the General Account.  We allow only one transfer in each Policy Year from the amount of non-loaned Accumulated Value in the General Account to any or all of the subaccounts of the Separate Account.  The amount you transfer from the General Account may not exceed the greater of 25% of the value of the non-loaned Accumulated Value in such account at the time of transfer, or $5,000.  We will make the transfer as of the Valuation Day we receive your written or telephone request at our Home Office, specified on the cover page of this prospectus, in good form.

16

Because of these General Account transfer restrictions, it will take several years to transfer all of your Accumulated Value in the General Account to the subaccounts of the Separate Account.  You should carefully consider whether the General Account meets your investment criteria.

THE SEPARATE ACCOUNT AND THE PORTFOLIOS

The Separate Account

The Separate Account is a separate investment account established under Vermont law to which we allocate assets to support the benefits payable under the Policies, other policies we currently issue, and other variable life insurance policies we may issue in the future.  We own the Separate Account’s assets, and we are obligated to pay all amounts we promise to pay under the Policies.

The Separate Account’s assets are held separate from our other assets and are not part of our General Account.  Income, gains and losses, whether or not realized, from assets allocated to the Separate Account will be credited or charged against the Separate Account without regard to our other income, gains or losses.  Income, gains, and losses credited to, or charged against, a subaccount reflect the subaccount’s own investment performance and not the investment performance of our other assets.  As a result, the portion of the Separate Account’s assets equal to the reserves and other liabilities under the Policies (and other policies) supported by the Separate Account will not be exposed to liabilities arising out of any other business that we may conduct.  If the Separate Account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our General Account.

The subaccounts of the Separate Account purchase and redeem shares of the portfolios at net asset value.  Any dividend and capital gain distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

If investment in one or more portfolios is no longer possible, in our judgment becomes inappropriate for the purposes of the Policy, or for any reason, at our sole discretion, we may substitute another portfolio without your consent.  The substituted portfolio may have different fees and expenses.  Substitution may be made with respect to existing investments or the investment of future premiums, or both.  However, no such substitution will be made without any necessary approval of the SEC.  Furthermore, we may close subaccounts to allocations of premiums or Accumulated Value, or both, at any time in our sole discretion.  Portfolios which sell their shares to the subaccounts under participation agreements also may terminate these agreements and discontinue offering their shares to the subaccounts.

We reserve the right to make other structural and operational changes affecting the Separate Account.  See “Addition, Deletion, or Substitution of Investments.”

We have claimed an exclusion from the definition of the term “Commodity Pool Operator” under the Commodity Exchange Act (the “CEA”) with respect to the Separate Account.  Therefore, we are not subject to registration or regulation as a Commodity Pool Operator under the CEA with respect to the separate accounts.

The Portfolios

The subaccounts of the Separate Account invest in shares of certain portfolios. Each portfolio is registered with the SEC as an open-end management investment company.

Each portfolio’s assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios.  Thus, each portfolio operates as a separate investment portfolio, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio.  You should know that during extended periods of low interest rates and partly as a result of insurance charges, the yields of the Fidelity Variable Insurance Fund V Money Market Portfolio in which a subaccount of our Separate Account invests (“Money Market Subaccount”) may also become extremely low and possibly negative.  There is no assurance that the Fidelity Variable Insurance Fund V Money Market Portfolio will be able to maintain a stable net asset value per share.(1)

The following table provides certain information on each portfolio, including its portfolio type, and its investment adviser (and sub-adviser, if applicable).  There is no assurance that any of the portfolios will achieve their investment objective(s).  Certain portfolios may employ hedging strategies to provide for downside protection during a sharp decline in the equity markets.  The cost of those hedging strategies could limit the upside participation by such portfolios in rising equity markets relative to other portfolios.  Please

(1)  As of the date of this Prospectus, the Fidelity Variable Insurance Fund V Money Market Portfolio is soliciting shareholder proxies for a shareholder meeting to be held on May 12, 2015 to vote on a proposal to modify the Portfolio’s fundamental concentration policy to enable the Portfolio to operate as a government money market fund.  If shareholders approve the proposal, it is anticipated that the conversion to a government money market fund will be completed in the fourth quarter 2015, and that in conjunction with the conversion, the Portfolio will change its name to the VIP Government Money Market Portfolio.

17

consult your registered representative.  You can find detailed information about the portfolios, including a description of risks and expenses, in the prospectuses for the portfolios.  You should read these prospectuses carefully and keep them for future reference.

Fund	Type of Fund	Investment Adviser	Subadviser
Sentinel Variable Products Trust:
Common Stock Fund	Large Blend Equity	Sentinel Asset Management, Inc.	None
Mid Cap Fund	Mid Cap Growth Equity	Sentinel Asset Management, Inc.	None
Small Company Fund	Small Growth Equity	Sentinel Asset Management, Inc.	None
Bond Fund	Investment-Grade Bond	Sentinel Asset Management, Inc.	None
Balanced Fund	Hybrid Equity and Debt	Sentinel Asset Management, Inc.	None
The Alger Portfolios:
Capital Appreciation Portfolio - Class O Shares	Growth Equity	Fred Alger Management, Inc.	None
Large Cap Growth Portfolio - Class O Shares	Large Growth Equity	Fred Alger Management, Inc.	None
Small Cap Growth Portfolio - Class O Shares	Small Growth Equity	Fred Alger Management, Inc.	None
AB Variable Products Series Fund, Inc.:
International Growth — Class A Shares	International Equity	AllianceBernstein L.P.	None
International Value — Class A Shares	International Equity	AllianceBernstein L.P.	None
Small/Mid Cap Value — Class A Shares	Small Mid Value Equity	AllianceBernstein L.P.	None
Value — Class A Shares	Large Value Equity	AllianceBernstein L.P.	None
American Century Variable Portfolios, Inc.:
VP Inflation Protection Portfolio - Class I	Fixed Income	American Century Investment Management, Inc.	None
VP International Portfolio - Class I	International Equity	American Century Investment Management, Inc.	None
VP Value Portfolio - Class I	Mid Cap Value Equity	American Century Investment Management, Inc.	None
Deutsche Variable Series II:
Deutsche Small Mid Cap Value VIP - Class B Shares	Small Cap Value	Deutsche Investment Management Americas, Inc.
Deutsche Investments VIT Funds:
Deutsche Small Cap Index VIP - Class A Shares	Small Index Equity	Deutsche Investment Management Americas, Inc.	Northern Trust Investments, Inc.(“NTI”)
Fidelity® Variable Insurance Products:
Contrafund® Portfolio - Initial Class	Large Growth Equity	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
Equity-Income Portfolio - Initial Class	Large Value Equity	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
Growth Portfolio - Initial Class	Large Growth Equity	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
High Income Portfolio - Initial Class	Below Investment Grade Bond	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
Index 500 Portfolio - Initial Class	Index Equity	Fidelity Management & Research Company (FMR)	Geode Capital Management, LLC (Geode®)

18

and FMR Co., Inc. (FMRC)
Investment Grade Bond Portfolio - Initial Class	Investment Grade Bond	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
Mid Cap Portfolio - Initial Class	Mid Cap Blend	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
Money Market Portfolio - Service Class	Money Market	Fidelity Management & Research Company (FMR)	Fidelity Investments Money Management, Inc. (FIMM) and other affiliates of FMR
Overseas Portfolio - Initial Class	International Equity	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
Value Strategies Portfolio - Initial Class	Value Equity	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
Franklin Templeton Variable Insurance Products Trust
Templeton Foreign VIP Fund - Class 2 Shares	Foreign	Templeton Investment Counsel, LLC	None
Franklin Mutual Shares VIP Fund - Class 2 Shares	Mid Cap Value	Franklin Mutual Advisors, LLC	None
Franklin Small Cap Value VIP Fund - Class 2 Shares	Small Cap Value	Franklin Advisory Services, LLC	None
Franklin Small-Mid Cap Growth VIP Fund - Class 2 Shares	Small-Mid Cap Growth	Franklin Advisors, Inc.	None
Franklin U.S. Government Securities VIP Fund - Class 1 Shares	Government Bond	Franklin Advisors, Inc.	None
Franklin Mutual Global Discovery VIP Fund - Class 1 Shares	Value Equity	Franklin Mutual Advisors, LLC	Franklin Templeton Investment Management Limited
Neuberger Berman Advisers Management Trust
Short Duration Bond Portfolio - I Class	Short-Term	Neuberger Berman Management LLC	Neuberger Berman LLC
Mid Cap Growth Portfolio - I Class	Mid-Cap Growth Equity	Neuberger Berman Management LLC	Neuberger Berman LLC
Large Cap Value Portfolio - I Class	Large Value	Neuberger Berman Management LLC	Neuberger Berman LLC
Socially Responsive Portfolio - I Class	Mid Large Value Equity Socially Responsible	Neuberger Berman Management LLC	Neuberger Berman LLC
Oppenheimer Variable Account Funds
Capital Income Fund/VA - Service Shares	Hybrid Equity and Debt	OppenheimerFunds, Inc.	None
Main Street Small Cap Fund/VA - Service Shares	Small Value Equity	OppenheimerFunds, Inc.	None
Global Strategic Income Fund/VA - Service Shares	Bond	OppenheimerFunds, Inc.	None
T. Rowe Price Equity Series, Inc.

19

Equity Income Portfolio II - Class II shares	Large Value	T. Rowe Price Associates, Inc.	None
Blue Chip Growth Portfolio II - Class II shares	Large Growth	T. Rowe Price Associates, Inc.	None
Health Sciences Portfolio II - Class II shares	Sector Equity	T. Rowe Price Associates, Inc.	None
Personal Strategy Balanced Portfolio	Blend	T. Rowe Price Associates, Inc.	None
Van Eck VIP Trust
Emerging Markets Fund - Initial Class	Foreign Equity	Van Eck Associates Corporation	None
Global Hard Assets Fund - Initial Class	Global Sector Equity	Van Eck Associates Corporation	None
Unconstrained Emerging Markets Bond Fund - Initial Class	Unconstrained Emerging Markets Bond	Van Eck Associates Corporation	None

These portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public.  However, the investment objectives and policies of certain portfolios are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment adviser or manager.  Nevertheless, the investment performance of the portfolios may be lower or higher than the investment performance of these other, publicly available portfolios.  There can be no assurance, and we make no representation, that the investment performance of any of the portfolios available under the Policy will be comparable to the investment performance of any other portfolio, even if the other portfolio has the same investment adviser or manager, the same investment objectives and policies, and a very similar name.

National Life may receive compensation from the investment adviser of a portfolio or its affiliates in connection with administration or other services provided with respect to such portfolio and its availability under the Policies, which may include answering Owners’ questions about the portfolios, providing prospectuses, shareholder reports and other portfolio documents, providing portfolios and their boards information about the Policies and their operations and/or collecting voting instructions for portfolio shareholder proposals.  The amount of this compensation is based on a percentage of the assets on which the fees are based of the portfolio attributable to the Policies.  These percentages differ, and some advisers (or affiliates) may pay us more than others.  In 2014, the percentages ranged from 0.05% to 0.35%, and the dollar amounts received ranged from $5.41 to $199.10 per adviser/affiliate.  The availability of these types of arrangements creates an incentive for us to seek and offer portfolios (and classes of shares of such portfolios) that pay us to provide these services.  The payments we receive as compensation for providing these services may be used by us for any corporate purpose, including payment of expenses (i) that we and our affiliates incur in promoting, issuing, marketing and administering the Policies, and (ii) that we incur, in our role as intermediary, in promoting, marketing and administering a portfolio.  National Life may profit from these payments.  For more information on the compensation we receive, see “Contractual Arrangement between National Life and the Portfolios’ Investment Advisors or Distributors” in the SAI.

Our affiliate, Equity Services, Inc. (“ESI”), the principal underwriter for the Policies, will receive 12b-1 fees deducted from certain portfolio assets pursuant to a 12b-1 plan.  The 12b-1 plan is described in more detail in each portfolio’s prospectus.  Because 12b-1 fees are paid out of a portfolio’s assets on an ongoing basis, over time they will increase the cost of an investment in portfolio shares.

We select the portfolios offered through this Policy based on several criteria, including asset class coverage, the strength of the adviser’s or subadviser’s reputation and tenure, brand recognition, performance, fees and the capability and qualification of each investment firm.  Another factor we consider during the selection process is whether the portfolio’s adviser or sub-adviser are one of our affiliates or whether the portfolio, its adviser, its sub-adviser(s), or an affiliate will compensate us or our affiliates, as described above and in the SAI under “Contractual Arrangements Between National Life And The Portfolios’ Investment Advisors Or Distributors.”  We review the portfolios periodically and may remove a portfolio or limit its availability to new premium payments and/or transfers of Accumulated Value if we determine that the portfolio no longer meets one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from Owners.

You bear the risk of any decline in the Accumulated Value of your Policy resulting from the performance of the portfolios you have chosen.

Owners, through their indirect investment in the portfolios, bear the costs of investment advisory or management fees that the portfolios pay to their respective investment advisers, and in some cases, sub-advisers (see the portfolios’ prospectuses for more information).  As described above, an investment adviser (other than our affiliate, Sentinel Asset Management, Inc.) or sub-adviser to a portfolio, or its affiliates, may make payments to us and/or certain of our affiliates.  These payments may be derived, in whole or in part, from the advisory (and in some cases, subadvisory) or other fees deducted from portfolio assets.

Conflicts of Interest.  The portfolios may also be available to registered separate accounts offering variable annuity and variable life products of other participating insurance companies, as well as to the Separate Account and other separate accounts of National Life.

20

Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interest of the Separate Account and one or more of the other separate accounts participating in the underlying portfolios.  A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Owners and those of other companies, or some other reason.  In the event of conflict, we will take any steps necessary to protect Owners and Beneficiaries, including withdrawal of the Separate Account from participation in the underlying portfolio(s) involved in the conflict.

Addition, Deletion or Substitution of Investments.  Where permitted by applicable law, we may make certain changes to the structure or operation of the Separate Account, if we feel such an action is reasonably necessary.  In doing so we would comply with all applicable laws, including approval of Owners, if so required.  These changes include, among others:

1)             making changes in the form of the Separate Account, if in our judgment such changes would serve the interests of Owners or would be appropriate in carrying out the purposes of the Policies, for example:

a)             operating the Separate Account as a management company under the 1940 Act;

b)             deregistering the Separate Account under the 1940 Act if registration is no longer required;

c)              combining or substituting separate accounts;

d)             transferring the assets of the Separate Account to another separate account or to the General Account;

e)              making changes necessary to comply with, obtain or continue any exemptions from the 1940 Act; or

f)               making other technical changes in the Policy to conform with any action described herein;

2)             if in our judgment a portfolio no longer suits the investment goals of the Policy, or if tax or marketing conditions so warrant, substituting shares of another investment portfolio for shares of such portfolio (the new portfolio may have higher fees and expenses than the one it replaced);

3)             eliminating, combining or substituting subaccounts and establishing new subaccounts, if in our judgment marketing needs, tax considerations, or investment conditions so warrant (the new subaccounts may not be available in all classes of Policies);

4)             transferring assets from a subaccount to another subaccount or separate account if the transfer in our judgment would best serve interests of Owners or would be appropriate in carrying out the purposes of the Policies; and

5)             modifying the provisions of the Policies to comply with applicable laws.

If you have Accumulated Value in the subaccount that will be eliminated, we will give you at least 30 days notice before the elimination, and will request that you name the subaccount or subaccounts (or the General Account) to which the Accumulated Value in the subaccount to be eliminated should be transferred.  If you do not name a new subaccount, then we will use the Money Market Subaccount.  If the underlying portfolio in which the subaccount to be eliminated invests is affiliated with us, we will not eliminate that subaccount without first obtaining a substitution order from the SEC.  If in the future we impose a transfer charge or establish limits on the number of transfers or free transfers, no charge will be made for this transfer, and it will not count toward any limit on transfers or free transfers.

Voting Portfolio Shares.  Even though we are the legal owner of the portfolio shares held in the Separate Account, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as Owners instruct, as long as such action is required by law.

Before a vote of a portfolio’s shareholders occurs, you will receive voting materials.  We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner.  You will have the right to instruct us on the number of full and fractional portfolio shares that corresponds to the amount of Accumulated Value you have in the subaccount investing in that portfolio (as of a date set by the portfolio).  The number of portfolio shares attributable to each Owner is determined by dividing the Owner’s interest in each subaccount by the net asset value of the portfolio corresponding to the subaccount.

If we do not receive voting instructions on time from some Owners, we will vote those shares “for” or “against” the proposal or abstain from voting on the proposal in the same percentages as the voting instructions we received on time.  This means that a small number of Owners may control how we vote.  Should federal securities laws, regulations, or interpretations change, we may elect to vote portfolio shares in our own right.  If required by state insurance officials, or if permitted under federal regulation, we may disregard certain voting instructions of Owners.  If we ever disregard voting instructions, we will send you a summary in the next annual report to Owners advising you of the action and the reasons we took this action.

Net Investment Return of the Separate Account.  The chart below is included to comply with Part 54, Section 54.9 of the Codes, Rules and Regulations of the State of New York.  The chart shows the year-by-year net investment returns of the subaccounts of the

21

Separate Account for each of the last ten years, or since the inception of the subaccount if less than ten years, through December 31, 2014.

	Subaccount Effective Date	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Sentinel VPT
Balanced Fund	08/01/03	7.81%	18.88%	11.44%	4.05%	12.19%	21.47%	-23.95%	8.44%	11.49%	5.65%
Bond Fund	08/01/03	4.01%	-0.33%	6.53%	7.04%	7.33%	11.08%	3.40%	7.05%	3.70%	1.91%
Common Stock Fund	11/30/00	10.34%	31.73%	15.10%	2.10%	15.80%	27.75%	-33.04%	10.21%	16.14%	7.64%
Mid Cap Fund	11/30/00	4.63%	32.32%	12.34%	3.62%	23.51%	30.60%	-46.05%	22.00%	5.60%	3.77%
Small Company Fund	11/30/00	6.68%	34.72%	11.44%	3.02%	23.74%	27.15%	-32.29%	8.60%	16.17%	8.21%

Alger American
Capital Appreciation Portfolio - Class O Shares	12/01/00	13.75%	35.19%	18.30%	-0.30%	14.03%	51.10%	-45.13%	33.53%	19.26%	14.45%
Large Cap Growth Portfolio - Class O Shares	03/13/96	10.99%	35.08%	9.87%	-0.35%	13.39%	47.57%	-46.15%	19.94%	5.15%	12.03%
Small Cap Growth Portfolio - Class O Shares	03/13/96	0.44%	34.26%	12.50%	-3.18%	25.29%	45.51%	-46.60%	17.24%	20.02%	16.88%
AB VPS
International Growth Fund - Class A shares	12/01/08	-1.19%	13.60%	15.54%	-15.85%	12.90%	39.58%	16.36%	N/A	N/A	N/A
International Value Fund - Class A shares	12/01/08	-6.21%	23.00%	14.53%	-19.25%	4.59%	34.68%	15.10%	N/A	N/A	N/A
Small/Mid Cap Value Fund - Class A shares	12/01/08	9.20%	38.06%	18.75%	-8.39%	26.91%	42.86%	21.42%	N/A	N/A	N/A
Value Fund - Class A shares	12/01/08	11.10%	36.85%	15.73%	-3.50%	11.81%	21.12%	13.63%	N/A	N/A	N/A

American Century VP
Inflation Protection Fund	05/01/04	3.58%	-8.21%	7.55%	12.09%	5.38%	10.46%	-1.28%	9.70%	1.94%	1.82%
International Fund	05/01/04	-5.51%	22.41%	21.16%	-12.04%	13.29%	33.76%	-44.82%	18.06%	25.03%	13.25%
Value Fund	08/03/98	13.08%	31.73%	14.58%	1.01%	13.42%	19.86%	-26.78%	-5.14%	18.65%	5.03%

Deutsche Variable Series II
Deutsche Small Mid Cap Value VIP	05/01/04	5.09%	34.70%	13.38%	-6.33%	22.66%	29.28%	-33.67%	2.67%	24.59%	9.78%
Deutsche Cap Index VIP	12/01/08	4.74%	38.64%	16.25%	-4.41%	26.39%	26.57%	20.03%	N/A	N/A	N/A

Fidelity® VIP
Contrafund® Portfolio - Initial Class	05/01/97	11.94%	31.29%	16.42%	-2.53%	17.22%	35.71%	-42.51%	17.59%	11.72%	16.94%
Equity-Income Portfolio - Initial Class	03/13/96	8.72%	28.15%	17.31%	0.97%	15.15%	30.21%	-42.65%	1.53%	20.19%	5.87%
Growth Portfolio - Initial Class	03/13/96	11.30%	36.34%	14.69%	0.20%	24.17%	28.29%	-47.17%	26.96%	6.85%	5.80%
High Income Portfolio - Initial Class	03/13/96	1.16%	5.95%	14.23%	4.03%	13.82%	43.96%	-24.98%	2.79%	11.24%	2.70%
Index 500 Portfolio - Initial Class	05/01/97	13.57%	32.24%	15.92%	2.04%	15.02%	26.61%	-37.00%	5.44%	15.73%	4.82%
Investment Grade Bond Portfolio - Initial Class	12/01/00	5.83%	-1.78%	5.90%	7.33%	7.80%	15.72%	-3.25%	4.35%	4.35%	2.19%
Mid Cap Portfolio - Initial Class	05/01/04	6.29%	36.23%	14.83%	-10.61%	28.83%	40.09%	-39.44%	15.63%	12.70%	18.30%
Money Market	05/01/11	0.01%	0.01%	0.04%	0.01%	0.00%	0.00%	1.89%	4.78%	4.71%	2.84%
Overseas Portfolio - Initial Class	03/13/96	-8.08%	30.44%	20.74%	-17.16%	13.11%	26.53%	-43.80%	17.31%	18.08%	19.05%
Value Strategies Portfolio - Initial Class	12/01/08	6.80%	30.49%	27.28%	-8.81%	26.63%	57.59%	21.05%	N/A	N/A	N/A

Franklin Templeton
Foreign Securities Fund - Class 2 shares	05/01/04	-11.13%	22.97%	18.23%	-10.63%	8.41%	37.04%	-40.38%	15.46%	21.44%	10.17%
Mutual Global Discovery Securities Fund - Class 1 shares	12/01/08	5.98%	27.95%	13.63%	-2.73%	12.24%	23.63%	4.00%	N/A	N/A	N/A
Mutual Shares Securities Fund - Class 2 shares	05/01/04	7.12%	28.26%	14.24%	-1.04%	11.19%	26.05%	-37.11%	3.48%	18.38%	10.55%

22

Small Cap Value Securities Fund - Class 2 shares	05/01/04	0.57%	36.24%	18.39%	-3.76%	28.22%	29.16%	-33.02%	-2.38%	16.98%	8.77%
Small-Mid Cap Growth Securities Fund - Class 2 shares	05/01/04	7.47%	38.15%	10.85%	-4.83%	27.62%	43.57%	-42.49%	11.24%	8.69%	4.79%
US Government Fund - Class 1 shares	12/01/08	3.64%	-1.99%	2.12%	5.96%	5.56%	3.34%	1.70%	N/A	N/A	N/A

Neuberger Berman AMT
Mid-Cap Growth Portfolio - I Class	05/01/04	7.58%	32.61%	12.41%	0.47%	29.10%	31.60%	-43.37%	22.53%	14.69%	13.74%
Large Cap Value Portfolio - I Class	08/03/98	9.85%	31.14%	16.60%	-11.36%	15.67%	56.07%	-52.39%	9.34%	12.24%	18.04%
Short Duration Bond Portfolio - I Class	05/01/04	0.61%	0.62%	4.61%	0.29%	5.28%	13.33%	-13.43%	4.77%	4.20%	1.44%
Socially Responsive Portfolio - I Class	12/01/08	10.38%	37.60%	10.98%	-3.08%	22.85%	31.43%	10.99%	N/A	N/A	N/A

Oppenheimer
Conservative Balanced/VA - Service shares	12/01/08	8.02%	12.83%	12.10%	0.38%	12.68%	21.60%	9.11%	N/A	N/A	N/A
Main Street Small Cap/VA - Service shares	12/01/08	11.65%	40.62%	17.67%	-2.38%	23.06%	36.88%	21.29%	N/A	N/A	N/A
Global Strategic Income/VA - Service shares	12/01/08	2.49%	-0.37%	13.15%	0.65%	14.77%	18.41%	5.56%	N/A	N/A	N/A

T. Rowe Price
Blue Chip Growth Portfolio - Class II shares	05/01/04	8.84%	40.85%	17.91%	1.36%	16.00%	41.79%	-42.65%	12.49%	9.33%	5.64%
Equity Income Portfolio - Class II shares	05/01/04	7.10%	29.41%	16.92%	-1.02%	14.74%	25.25%	-36.26%	3.03%	18.65%	3.69%
Health Sciences Portfolio - Class II shares	05/01/04	31.22%	50.51%	31.00%	10.39%	15.31%	31.35%	-29.17%	17.71%	8.43%	13.15%
Personal Strategy Balanced Portfolio - Class I shares	12/01/08	5.20%	17.93%	15.14%	-0.32%	13.71%	32.12%	9.31%	N/A	N/A	N/A

Van Eck VIP Trust
Emerging Markets - Initial Class	12/01/08	-0.41%	12.02%	29.81%	-25.74%	26.84%	113.17%	12.43%	N/A	N/A	N/A
Unconstrained Emerging Markets Bond - Initial Class	12/01/08	2.18%	-9.17%	5.55%	8.14%	6.20%	5.98%	6.67%	N/A	N/A	N/A
Global Hard Assets - Initial Class	12/01/08	-19.10%	10.53%	3.39%	-16.45%	29.23%	57.54%	12.21%	N/A	N/A	N/A

The net investment returns reflect investment income and capital gains and losses less investment management fees and other expenses for the portfolios.  The returns do not reflect the cost of insurance charge, the Premium Tax Charge, the Monthly Administrative Charge, the charge for any optional benefits, or potential Surrender Charges, all of which will significantly reduce the returns.

Returns are not annualized for periods under one year.

23

THE POLICY

We describe our basic Policy below.  There may be differences in your Policy from the one described in this prospectus because of the requirements of the state where we issued your Policy.  The most common differences include differences in the amounts you may borrow and exchange rights.  We describe these variations and others below and in the SAI.  In addition, optional riders may not be available in all states.  Your registered representative may also provide you with additional information about state variations.

The Company represents that all material features of the Policy (including material state variations thereof as approved as of the date of the prospectus) are described in the prospectus.

Purchasing a Policy

To purchase a Policy, you must apply to us through a licensed National Life agent who is also a registered representative of ESI or a broker/dealer having a Selling Agreement with ESI.  If you do not pay the Minimum Initial Premium with your written application, it must be paid when the Policy is issued.   If the premium paid is less than the Minimum Initial Premium, the balance of the Minimum Initial Premium must be received within five days at our home office, or all premiums will be refunded.  Premium payments made prior to Policy issue are deposited into the Money Market Subaccount; if a Policy is issued, the Owner will earn the interest earned in the Money Market Subaccount from the date of deposit.  Policies are issued after all required information is submitted and underwriting has been completed.

The Minimum Face Amount of a Policy under our rules is generally $50,000; however, exceptions may be made for employee benefit plans.  We may revise our rules from time to time to specify a different Minimum Face Amount for subsequently issued policies.  A Policy will be issued only on Insureds who have an Issue Age of 85 or less and who provide us with satisfactory evidence of insurability.  Acceptance is subject to our underwriting rules.  We may reject an application for any reason permitted by law.  A tax-favored arrangement, including qualified pension plans, should carefully consider the costs and benefits of the Policy (such as asset diversification) before purchasing a Policy because the tax-favored arrangement itself provides for tax-sheltered growth.

Important Information About Procedures for Opening a New Account. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means for you:  When you open an account (i.e., purchase a Policy), we will ask for your name, address, date of birth and other information that will allow us to identify you.  We may also ask to see your driver’s license or other identifying documents.

From the time the application for a Policy is signed until the time the Policy is issued, you can, subject to our underwriting rules, obtain temporary insurance protection, pending issuance of the Policy, if you are able to answer “no” to the health questions of the receipt & temporary life insurance agreement and submit (a) a complete application including any medical questionnaire required, and (b) payment of the Minimum Initial Premium.

The amount of coverage under the receipt & temporary life insurance agreement is the lesser of the Face Amount applied for or $1,000,000 ($100,000 in the case of proposed Insureds age 70 or over).  Coverage under the agreement will end on the earliest of:

(a)         the 90th day from the date of the agreement;

(b)         the date that insurance takes effect under the Policy;

(c)          the date a Policy, other than as applied for, is offered to you;

(d)         three days (five days in New York) from the date we mail a notice of termination of coverage;

(e)          the time you first learn that we have terminated the temporary life insurance; or

(f)           the time you withdraw the application for life insurance.

We do the insurance underwriting, determine a proposed Insured’s Rate Class, and determine whether to accept or reject an application for a Policy.  We will refund any premiums paid if a Policy ultimately is not issued or will refund the applicable amount if the Policy is returned under the free look provision.

Replacement of Existing Insurance.  It may not be in your best interest to surrender, lapse, change or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy.  You should compare your existing insurance and the Policy carefully.  You should replace your existing insurance only when you determine that the Policy is better for you.  You may have to pay a surrender charge on your existing insurance, and the Policy will impose a new Surrender Charge period.  You should talk to your insurance agent or tax adviser to make sure the exchange will be tax-free.  If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender.  Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy could be delayed.

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Tax Free “Section 1035” Exchanges.  You can generally exchange one life insurance policy for another in a “tax-free exchange” under Section 1035 of the Code.  Before making an exchange, you should compare both policies carefully.  Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy.  There will be a new Surrender Charge period for this Policy and other charges might be higher (or lower) and the benefits may be different.  If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange.  You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest.  You should be aware that your insurance agent will generally earn a commission if you buy this Policy through an exchange or otherwise.  See “Federal Tax Considerations-Exchanges”.

Ownership and Beneficiary Rights.  The Policy belongs to the Owner named in the application.  The Owner is the Insured unless a different Owner is named in the application or thereafter changed.  While the Insured is living, the Owner is entitled to exercise any of the rights stated in the Policy or otherwise granted by us.  If the Insured and Owner are not the same, and the Owner dies before the Insured, these rights will vest in the estate of the Owner, unless otherwise provided.  The principal rights of the Owner include selecting and changing the Beneficiary, changing the Owner, and assigning the Policy.  The principal right of the Beneficiary is the right to receive the insurance proceeds under the Policy.  Changing the Owner and assigning the Policy may have tax consequences.

Canceling a Policy (Free Look Right). The Policy provides for a “free-look” period, during which you may cancel the Policy and receive a refund.  This free-look period ends 10 days after you receive the Policy, or any longer period provided by state law.   To cancel your Policy, you must return the Policy to us (at our Home Office) or to our agent within the free look period with a written request for cancellation.  In most states, you will receive a refund of any premiums you have paid.  In some states, the refund will be the Accumulated Value on the date of the cancellation plus all charges deducted by us prior to that date.  The date of cancellation will be the date you return the Policy (in good order).

During this period, your premiums will be allocated as described under “Allocation of Net Premiums” below.

Specialized Uses of the Policy.  Because the Policy provides for an accumulation of cash value as well as a Death Benefit, the Policy can be used for various individual and business financial planning purposes.  Purchasing the Policy in part for such purposes entails certain risks.  See “Summary of the Principal Risks of Purchasing a Policy.”  Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose you should consider whether the long-term nature of the Policy is consistent with your purpose.  Using a Policy for a specialized purpose may have tax consequences.  See “Federal Income Tax Considerations.”

For Policies that are intended to be used in multiple employer welfare benefit plans established under § 419A(f)(6) of the Internal Revenue Code, you should be aware that there is a risk that the intended tax consequences of such a plan may not be realized.  The courts and the Internal Revenue Service (“IRS”) have raised questions about certain of these arrangements under existing law, and the IRS has issued regulations under section 419A(f)(6).  In addition, the IRS requires that plans substantially similar to those plans listed as abusive tax shelters pursuant to section 6011 must be disclosed to the IRS.  We do not guarantee any particular tax consequences of any use of the Policies, including but not limited to use in these so-called “§ 419 plans.”  We recommend that you seek independent advice on tax consequences.  In the case of Policies owned by these § 419 plans, if the Owner surrenders the Policy, National Life will permit the Insured to reinstate the Policy, with the Insured as Owner, subject to its normal reinstatement rules, within six months of the surrender.

Also, this Policy may be used with certain tax-qualified retirement plans.  The Policy includes attributes such as tax deferral on accumulated earnings.  Qualified retirement plans provide their own tax deferral benefits; the purchase of the Policy does not provide additional tax deferral benefits beyond those provided in the qualified plan.  Accordingly, if you are purchasing this Policy through a qualified plan, you should consider purchasing this Policy for its Death Benefit and other non-tax related benefits.  In addition, life insurance in retirement plans may be subject to various requirements that are beyond the scope of this prospectus.  Please consult a tax advisor for information specific to your circumstances to determine whether the Policy is an appropriate investment for you.

Premiums

Minimum Initial Premium.  No insurance will take effect until the Minimum Initial Premium is paid, and the health and other conditions of the Insured described in the application must not have changed.

Amount and Timing of Premiums.  Each premium payment must be at least $50.  You have considerable flexibility in determining the amount and frequency of premium payments, within the limits discussed below.

You will at the time of application select a Planned Periodic Premium schedule, based on a periodic billing mode of annual, semi-annual, or quarterly payments.  You may request us to send a premium reminder notice at the specified interval.  You may change the Planned Periodic Premium frequency and amount.  Also, under an Automatic Payment Plan, you can select a monthly payment schedule pursuant to which premium payments will be automatically deducted from a bank account or other source, rather than being

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“billed.”  We may allow, in certain situations, Automatic Payment Plan payments of less than $50.  We may require that Automatic Payment Plans be set up for at least the Minimum Monthly Premium.

You are not required to pay the Planned Periodic Premiums in accordance with the specified schedule.  You may pay premiums whenever you like, and in any amount (subject to the $50 minimum and the limitations described in the next section).  Payment of the Planned Periodic Premiums will not, however, guarantee that the Policy will remain in force.  Instead, the Duration of the Policy depends upon the Policy’s Cash Surrender Value.  Thus, even if you pay the Planned Periodic Premiums, the Policy will lapse whenever the Cash Surrender Value is insufficient to pay the Monthly Deduction and any other charges due under the Policy and if a Grace Period expires without an adequate payment by you.

During the Policy Protection Period, however, the Policy will not enter a Grace Period if the Accumulated Value less any debt is greater than the Monthly Deduction due and the cumulative premiums paid since the Policy’s Date of Issue less any Withdrawals and less any debt are greater than or equal to the cumulative Minimum Monthly Premiums due since the Policy’s Date of Issue.  The Policy Protection Period corresponds to the first five Policy Years.  The Policy also will not enter a Grace Period if you have elected, have met the exercise conditions, and have exercised the overloan protection rider.  The Policy Protection Period functions independently from the overloan protection rider.   The Policy Protection Period covers the first 5 Policy Years, and the overloan protection rider cannot be exercised until 15 Policy Years have passed.

Any payments you make while there is an outstanding Policy loan will be applied as premium payments rather than loan repayments unless you notify us in writing that the amount is to be applied as a loan repayment.

Under Death Benefit Option A, until the applicable percentage of Accumulated Value exceeds the Face Amount, higher premium payments will generally result in a lower Net Amount at Risk.  This will produce lower cost of insurance charges against the Policy.  Conversely, lower premium payments in this situation will result in a higher Net Amount at Risk, which will result in higher cost of insurance charges under the Policy.

Under Death Benefit Option B, until the applicable percentage of Accumulated Value exceeds the Face Amount plus the Accumulated Value, the level of premium payments will not affect the Net Amount at Risk.  However, both the Accumulated Value and Death Benefit will be higher if premium payments are higher, and lower if premium payments are lower.

Under either Death Benefit Option, if the Unadjusted Death Benefit is the applicable percentage of Accumulated Value, then higher premium payments will result in a higher Net Amount at Risk, and higher cost of insurance charges.  Lower premium payments will result in a lower Net Amount at Risk, and lower cost of insurance charges.

Under either Death Benefit option, if the Unadjusted Death Benefit is the applicable percentage of Accumulated Value, then higher premium payments will result in a higher Net Amount at Risk, and higher cost of insurance charges.  Lower premium payments will result in a lower Net Amount at Risk, and lower cost of insurance charges.

In order to meet the federal definition of life insurance under the Internal Revenue Code of 1986, as amended, section 7702 of the Code defines two alternative testing procedures.  These are the guideline premium test and the cash value accumulation test.  See “Federal Tax Considerations - Tax Status of the Policy”. The Policy must qualify under either the GPT or the CVAT. When you purchase a Policy, you must choose the test under which your Policy will qualify. You may not change your choice while the Policy is in force.  Under both testing procedures, there is a minimum Death Benefit required at all times equal to your Accumulated Value multiplied by some pre-determined factor. The factors used to determine the minimum Death Benefit depend on the testing procedure chosen and vary by age. The factors used for the GPT and CVAT are set forth in your Policy.  Under the GPT, there is also a maximum amount of premium that may be paid with respect to your Policy.  You should consult with a qualified tax advisor before deciding.  The CVAT is presently available only if your Policy will be classified as a Modified Endowment Contract at the time the Policy is issued.  If you do not elect either the CVAT or the GPT, we will use the GPT to qualify your Policy.

For the GPT, the maximum premium limitations set forth in the Code depend in part upon the amount of the Unadjusted Death Benefit at any time.  As a result, any Policy changes which affect the amount of the Unadjusted Death Benefit may affect whether cumulative premiums paid under the Policy exceed the maximum premium limitations.  To the extent that any such change would result in cumulative premiums exceeding the maximum premium limitations, we will not effect the change. (See “Federal Income Tax Considerations,” below).

Unless the Insured provides satisfactory evidence of insurability, we may limit the amount of any premium payment if it increases the Unadjusted Death Benefit more than it increases the Accumulated Value.

If mandated under applicable law, we may be required to reject a premium payment.

We will not accept a premium following the Policy Anniversary upon which the Insured reached the Attained Age 121.

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Allocation of Net Premiums.  The Net Premium equals the premium received times 1, minus the Percent of Premium Expense Charge.  In your application for the Policy, you will indicate how Net Premiums should be allocated among the subaccounts of the Separate Account and/or the General Account.  You may change these allocations at any time by giving us written notice at our Home Office, or if you have elected the telephone transaction privilege, by telephone instructions (see “Telephone Transaction Privilege,” below); all such allocation instructions must be in good order.  If you submit a premium allocation change, Portfolio Rebalancing will terminate unless you request it to continue.  You must make allocations in whole number percentages of at least 1%, and the sum of the allocation percentages must be 100%.  We will allocate Net Premiums as of the Valuation Date we receive the premium at our Home Office, based on the allocation percentages then in effect, except during the free look period.  Please note that if you submit your Premium to your agent, we will not begin processing the Premium until we have received it from your agent’s selling firm.

We will allocate any portion of the initial Net Premium and any subsequent premiums we receive before the end of the free look period which are to be allocated to the Separate Account, to the Money Market Subaccount.  For this purpose, we will assume that the free look period will end 20 days after the date the Policy is issued.  On the first Valuation Date following 20 days after issue of the Policy, we will allocate the amount in the Money Market Subaccount to each of the subaccounts selected in the application based on your instructions.

The values of the subaccounts will vary with their investment experience.  You bear the entire investment risk.  Please note that during extended periods of low interest rates, the yield on the Money Market Subaccount may become extremely low, and possibly even negative.  You should periodically review your allocation percentages in light of market conditions and your overall financial objectives.

When all or a portion of a premium payment is received without a clear subaccount designation or allocated to a subaccount that is not available for investment, we may allocate the undesignated portion or the entire amount, as applicable, into the Money Market Subaccount. You may at any time after the deposit direct us to redeem or exchange the units in the Money Market Subaccount, which will be completed at the next appropriate net asset value.  All transactions will be subject to any applicable fees or charges.

Transfers

You may transfer the Accumulated Value between and among the subaccounts of the Separate Account and the General Account by sending us a written transfer request, or if you have elected the telephone transaction privilege, by telephone instructions to us. (See “Telephone Transaction Privilege,” below).  Transfers between and among the subaccounts of the Separate Account and the General Account are made as of the Valuation Day that the request for transfer is received, in good order, at our Home Office.  Please remember that a Valuation Day ends at the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m., Eastern Time.  If we do not receive your transfer request before closing time on a Valuation Day, we will process your transfer request on the next succeeding Valuation Day. In general, you may transfer all or part of the amount in one of the subaccounts of the Separate Account to another subaccount and/or to the General Account.

We may limit transfers to one per month, require a minimum period between transfers, establish a maximum transfer amount, or reject a transfer request from a person acting on behalf of multiple policyholders.  We may also reject a transfer request if we or a portfolio reasonably believe that the policyholder’s transfer activity has or may become disruptive to the management of the portfolio in which the subaccount is invested.

The maximum amount that may be transferred from the General Account to the Separate Account is the greater of 25% of the unloaned portion of Accumulated Value in the General Account or $5,000.  Only one transfer from the General Account to the Separate Account may be made in any one Policy Year.  Because of these transfer restrictions, it will take you several years to transfer all of your Accumulated Value in the General Account to the subaccounts of the Separate Account.  You should carefully consider whether the General Account meets your investment criteria.

Although we currently do not impose a transfer fee, we may assess a transfer fee of $25 if the number of transfers between subaccounts in the Separate Account exceeds 12 in a given Policy Year.  We may charge to the Policy any fees assessed by a portfolio with respect to transfer frequency.  All transfers requested during one Valuation Period are treated as one transfer transaction.  If a transfer charge is adopted in the future, these types of transfers would not be subject to a transfer charge and would not count against the 12 free transfers in any Policy Year:

•                  transfers resulting from Policy loans,

•                  transfers resulting from the operation of Dollar Cost Averaging or Portfolio Rebalancing,

•                  transfers resulting from the exercise of the transfer rights described under “Other Transfer Rights”, below, and

•                  the reallocation from the Money Market Subaccount following the free look period.

Under present law, transfers are not taxable transactions.

Transactions will not be processed on days that the New York Stock Exchange is customarily closed for trading.   In 2015 and 2016, these days are New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day,

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Labor Day, Thanksgiving and Christmas Day.  Please remember that we must receive a transaction request in good order at our Home Office before the close of regular trading on the New York Stock Exchange, usually 4:00 p.m., Eastern Time, to process the transaction on that Valuation Day.

Telephone Transaction Privilege

If you elect the telephone transaction privilege, either on the application for the Policy or thereafter by written authorization, you may effect changes in premium allocation, transfers, and loans of up to $25,000, if your Policy is participating, and initiate or make changes in Dollar Cost Averaging or Portfolio Rebalancing by providing instructions to us at our Home Office over the telephone.  We may suspend telephone transaction privileges at any time, for any reason, if we deem such suspension to be in the best interests of Owners.  You may, on the application or by a written authorization, authorize your National Life agent to provide telephone instructions on your behalf.

We will employ reasonable procedures to confirm that instructions we receive by telephone are genuine.  If we follow these procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions.  We may be liable for any such losses if we do not follow these reasonable procedures.  The procedures to be followed for telephone transfers will include one or more of the following:

•                  requiring some form of personal identification prior to acting on instructions received by telephone,

•                  providing written confirmation of the transaction, and

•                  making a tape recording of the instructions given by telephone.

You should protect any form of personal identification used to access your account, as we may not be able to verify that the person providing instructions using such personal information is you or someone authorized by you.

Telephone transactions may not always be available.  Telephone systems, whether yours, ours or your agent’s, can experience outages or slowdowns for a variety of reasons.  These outages or slowdowns may prevent or delay our receipt of your request.  If you are experiencing problems, you should make your request in writing.

Facsimile Transaction Privilege

You may provide instructions by facsimile for all transactions, except for a death claim, by providing instructions to us (in good order) at our Home Office at a designated fax number.  Contact your agent for more information.  We may suspend facsimile transaction privileges at any time, for any reason, if we deem such suspension to be in the best interests of the Owners.

Facsimile transactions may not always be available.  Communication systems, whether yours, ours or your agent’s, can experience outages or slowdowns for a variety of reasons.  These outages or slowdowns may prevent or delay our receipt of your request.  If you are experiencing problems, you should make your request by mail.

Electronic Mail Transaction Privilege

A National Life agent may provide transfer instructions by e-mail, to us at our Home Office, on your behalf, if you have provided the agent the appropriate authority.  Contact your agent for more information.  We may suspend e-mail transaction privileges at any time, for any reason, if we deem such suspension to be in the best interests of the Owners.

E-mail transactions may not always be available.  Electronic systems, whether yours, ours or your agent’s, can experience outages or slowdowns for a variety of reasons.  These outages or slowdowns may prevent or delay our receipt of the request.  If your agent experiences problems, you should make your request by mail.

Cyber Security Risk

Our variable insurance product business is highly dependent upon the effective operation of our computer systems and those of our business partners, so that our business is potentially susceptible to operational and information security risks resulting from a cyber-attack.  These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information.  Cyber-attacks affecting us, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Accumulated Value.  For instance, cyber-attacks may interfere with our processing of transactions, including the processing of orders with the underlying funds, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage.  Cyber security risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your Policy to lose value.  There can be no assurance that we or the

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underlying funds or our service providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future.

Disruptive Trading

Policy.  The Policies are intended for long-term investment by Owners.  They were not designed for the use of market timers or other investors who make similar programmed, large, frequent, or short-term transfers.  Market timing and other programmed, large, frequent, or short-term transfers among the subaccounts or between the subaccounts and the General Account can cause risks with adverse effects for other Owners (and beneficiaries and portfolios).  These risks include:

•              the dilution of interests of long-term investors in a subaccount if purchases or transfers into or out of a portfolio are made at prices that do not reflect an accurate value for the portfolio’s investments;

•              an adverse effect on portfolio management, such as impeding a portfolio manager’s ability to sustain an investment objective, causing a portfolio to maintain a higher level of cash than would otherwise be the case, or causing a portfolio to liquidate investments prematurely (or at an otherwise inopportune time) to pay withdrawals or transfers out of the portfolio; and

•              increased brokerage and administrative expenses.

The risks and costs are borne by all Owners invested in those subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and other transfers (the “Procedures”) and we do not make special arrangements or grant exceptions to accommodate market timing or other potentially disruptive or harmful trading.  Do not invest in this Policy if you intend to conduct market timing or other potentially disruptive trading.

Detection.  We employ various means to attempt to detect and deter market timing and disruptive trading.  However, despite our monitoring, we may not be able to detect or stop all harmful trading.  In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the portfolios, we cannot guarantee that all harmful trading will be detected or that a portfolio will not suffer harm from programmed, large, frequent, or short-term transfers among the subaccounts of variable products issued by these companies or retirement plans.

Deterrence.  Once an Owner has been identified as a “market timer” under the Procedures, we will notify the Owner that we will not accept instructions for such market timing or other similar programmed, large, frequent or short-term transfers in the future.  We also will mark the Policy on our administrative system so that the system will have to be overridden by the staff to process any transfers.  We will only permit the Owner to make transfers when we believe the Owner is not “market timing.”

In our sole discretion, we may revise the Procedures at any time, without prior notice, as necessary to (i) better detect and deter frequent, large, or short-term transfers that may adversely affect other Owners or portfolio shareholders, (ii) comply with state or federal regulatory requirements, or (iii) impose additional or alternate restrictions on market timers (such as dollars or percentage limits on transfers).  We also reserve the right, to the extent permitted or required by applicable law, to (1) implement and administer redemption fees imposed by one or more portfolios in the future, (2) deduct redemption fees imposed by the portfolios, and (3) suspend the transfer privilege at any time we are unable to purchase or redeem shares of the portfolios.  We may be required to share personal information about you with the portfolios.

We currently do not impose redemption fees on transfers.  Further, for transfers between or among the subaccounts, we currently do not expressly allow a certain number of transfers in a given period or limit the size of transfers in a given period.  Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our Procedures in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

Our ability to detect and deter such transfer activity is limited by our operational and technological systems, as well as by our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection.  Accordingly, despite our best efforts, we cannot guarantee that the Procedures will detect or deter frequent or harmful transfers by such Owners or intermediaries acting on their behalf.  We apply the Procedures consistently to all Owners without waiver or exception.

Portfolio Frequent Trading Policies.  The portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares.  The prospectuses for the portfolios describe any such policies and procedures.  The frequent trading policies and procedures of a portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other portfolios and the policies and procedures we have adopted to discourage market timing and other programmed, large, frequent, or short-term transfers.  You should be aware that we may not have the operational capacity to apply the frequent trading policies and procedures of the respective portfolios that would be affected by the transfers.  Accordingly, Owners and other persons who have material rights under the Policies should assume that the sole protections they may have against potential harm from frequent transfers are the protections, if any, provided by the Procedures.

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Owners should be aware that we are required to provide to a portfolio or its designee, promptly upon request, certain information about the trading activity of individual Owners, and to restrict or prohibit further purchases or transfers by specific Owners identified by a portfolio as violating the frequent trading policies established for that portfolio.  If we do not process a  purchase because of such restriction or prohibition, we may return the premium to the Owner, place the premium in the Money Market Subaccount until we receive further instruction from the Owner and/or replace the restricted or prohibited Subaccount with the Money Market Subaccount in the Owner’s default allocation until we receive further instructions from the Owner.

Omnibus Orders.  Owners and other persons with material rights under the Policies also should be aware that the purchase and redemption orders received by the portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance policies.  The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance policies and individual retirement plan participants.  The omnibus nature of these orders may limit each portfolio’s ability to apply its respective frequent trading policies and procedures.  We cannot guarantee that the portfolio will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the portfolios.  These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity.  If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of portfolio shares, as well as the owners of all of the variable annuity or variable life insurance policies whose variable investment options correspond to the affected portfolios.  In addition, if a portfolio believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in market timing and other programmed, large, frequent, or short-term transfers, the portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

As a result of our discretion to permit Owners previously identified as “market timers” to make transfers that we do not believe involve “market timing,” and as a result of operational and technological limitations, differing fund procedures, and the omnibus nature of purchase and redemption orders, some Owners may still be able to engage in market timing, while other Owners bear any adverse effects of that market timing activity. To the extent we are unable to detect and deter market timing or other similar programmed, large, frequent, or short-term transfers, the performance of the subaccount and the portfolio could be adversely affected, including by (1) requiring the portfolio to maintain larger amounts of cash or cash-type securities than the portfolio’s  manager  might  otherwise  choose to maintain or to liquidate portfolio holdings at disadvantageous times, thereby increasing brokerage, administrative, and other expenses and (2) diluting returns to long-term shareholders.

Other Transfer and Exchange Rights

Transfer Right for Policy.  During the first two years following Policy issue, you may, on one occasion, transfer the entire Accumulated Value in the Separate Account to the General Account, without regard to any limits on transfers or free transfers, or related transfer charges, if any.

Transfer Right for Change in Investment Policy.  If the investment policy of a subaccount of the Separate Account is materially changed, you may transfer the portion of the Accumulated Value in a subaccount to another subaccount or to the General Account, without regard to any limits on transfers or free transfers, or related transfer charges, if any.

Exchange Right for Connecticut, Maryland and North Carolina Residents.  For eighteen months after the Date of Issue (twenty four months in North Carolina), residents of Connecticut, Maryland and North Carolina may exchange the Policy for any flexible premium adjustable benefit life insurance policy offered for sale by us, the benefits of which policy do not vary with the investment performance of a separate account.  Evidence of insurability will not be required to effect this exchange.  If the exchange results in an increase in the Cash Surrender Value, such increase will be payable to us.  If the exchange results in a decrease in the Cash Surrender Value, the decrease will be payable to the Owner.

Change of Address Notification

To protect you from fraud and theft, National Life may verify any changes in address you request by sending a confirmation of the change to both your old and new address.  National Life may also call you to verify the change of address.

Unclaimed or Abandoned Property

Every state has unclaimed property laws that generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the policy’s maturity date or the date the death benefit is due and payable.  For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, then the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the policy owner last resided, as shown on our books and records, or to our state of domicile.  This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation.  To prevent such escheatment, it

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is important that you update your Beneficiary designations, including addresses, if and as they change.  Please call 1-800-732-8939 to make such changes.

AVAILABLE AUTOMATED PORTFOLIO MANAGEMENT FEATURES

We currently offer, at no charge to you, two automated portfolio management features.  Only one of these features may be active for any single Policy at any time.  We are not legally obligated to continue to offer these features.  Although we have no current intention to do so, we may cease offering one or both of these features at any time, after providing 60 days prior written notice to all Owners who are then utilizing the features being discontinued.

Dollar Cost Averaging.  This feature permits you to automatically transfer funds from the Money Market Subaccount to any other subaccounts on a monthly basis.  You may elect Dollar Cost Averaging at issue by marking the appropriate box on the initial application, and completing the appropriate instructions.  You may also begin a Dollar Cost Averaging program after issue by filling out similar information on a change request form and sending it to us (in good order) at our Home Office. You may discontinue Dollar Cost Averaging at any time by sending an appropriate change request form (in good order) to our Home Office.

If you elect this feature, we will take the amount to be transferred from the Money Market Subaccount and transfer to the subaccount or subaccounts designated to receive the funds, each month on the Monthly Policy Date. If you elect Dollar Cost Averaging on your application for the Policy, it will start with the Monthly Policy Date after the date that is 20 days after issue. If you begin a Dollar Cost Averaging program after the free look period is over, it will start on the next Monthly Policy Date.  The minimum monthly transfer by Dollar Cost Averaging is $100, except for the transfer which reduces the amount in the Money Market Subaccount to zero.  You may not use the Dollar Cost Averaging feature to transfer Accumulated Value to the General Account.

We may discontinue Dollar Cost Averaging at any time upon 60 days prior notice to all Owners then utilizing the feature.  You may not elect Dollar Cost Averaging if you have elected Portfolio Rebalancing.

Portfolio Rebalancing.  This feature permits you to automatically rebalance the value in the subaccounts on a semi-annual basis, based on your premium allocation percentages in effect at the time of the rebalancing.  Portfolio rebalancing does not guarantee a profit or protect against a loss.

You may elect Portfolio Rebalancing at issue by marking the appropriate box on the application, or, after issue, by completing a change request form and sending it to our Home Office (in good order). You may discontinue Portfolio Rebalancing at any time by submitting an appropriate change request form to us at our Home Office (in good order).  In addition, if you submit a premium allocation change, Portfolio Rebalancing will terminate unless you request it to continue.

In Policies utilizing Portfolio Rebalancing from the Date of Issue, an automatic transfer will take place which causes the percentages of the current values in each subaccount to match the current premium allocation percentages, starting with the Monthly Policy Date six months after the Date of Issue, and then on each Monthly Policy Date six months thereafter. Policies electing Portfolio Rebalancing after issue will have the first automated transfer occur as of the Monthly Policy Date on or next following the date we receive the election at our Home Office (in good order), and subsequent rebalancing transfers will occur every six months from that date.

We may discontinue Portfolio Rebalancing at any time upon 60 days prior notice to all Owners then utilizing the feature. You may not elect Portfolio Rebalancing if you have elected Dollar Cost Averaging.

ACCUMULATED VALUE

The Accumulated Value is the total amount of value held under the Policy at any time.  It is equal to the sum of the Policy’s values in the Separate Account and the General Account.  The Accumulated Value minus any applicable Surrender Charge, and minus any outstanding Policy loans and accrued interest, is equal to the Cash Surrender Value.  There is no guaranteed minimum for the portion of the Accumulated Value in any of the subaccounts of the Separate Account.  Because the Accumulated Value on any future date depends upon a number of variables, it cannot be predetermined.

The Accumulated Value and Cash Surrender Value will reflect:

•                  the Net Premiums paid,

•                  the investment performance of the portfolios you have chosen,

•                  the crediting of interest on non-loaned Accumulated Value in the General Account and amounts held as Collateral in the General Account,

•                  any transfers,

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•                  any Withdrawals,

•                  any loans,

•                  any loan repayments,

•                  any loan interest charged, and

•                  charges assessed on the Policy.

Determination of Number of Units for the Separate Account.  Amounts allocated, transferred or added to a subaccount of the Separate Account under a Policy are used to purchase units of that subaccount; units are redeemed when amounts are deducted, transferred or withdrawn.  The number of units a Policy has in a subaccount equals the number of units purchased minus the number of units redeemed up to such time.  For each subaccount, the number of units purchased or redeemed in connection with a particular transaction is determined by dividing the dollar amount by the unit value.

Determination of Unit Value.  The value (or price) of each subaccount will reflect the investment performance of the portfolio in which the subaccount invests.  Unit values will vary among subaccounts.  The unit value of each subaccount was originally established at the figure shown on the Separate Account’s financial statements.  The unit value may increase or decrease from one Valuation Day to the next.   The unit value of a subaccount is equal to the unit value on the immediately preceding Valuation Day multiplied by the Net Investment Factor for that subaccount on that Valuation Day.  We determine the unit value in a subaccount at the end of each Valuation Day.

Net Investment Factor.  Each subaccount of the Separate Account has its own Net Investment Factor.  The Net Investment Factor measures the daily investment performance of the subaccount.  The factor will increase or decrease, as appropriate, to reflect net investment income and capital gains or losses, realized and unrealized, for the securities of the underlying portfolio.  To calculate the Net Investment Factor, we start with the net asset value per share of the corresponding portfolio on the current Valuation Day.  We then add to that amount the per share capital gain or loss and dividend distribution of the portfolio during the current Valuation Period.  We divide that amount by net asset value per share of the corresponding portfolio on the just prior Valuation Day.  Finally, we subtract from that amount any tax charge for the current Valuation Period.

Calculation of Accumulated Value.  The Accumulated Value is determined first on the Date of Issue and thereafter on each Valuation Day.  On the Date of Issue, the Accumulated Value will be the Net Premiums received, plus any earnings prior to the Date of Issue, less any Monthly Deductions due on the Date of Issue.  On each Valuation Day after the Date of Issue, the Accumulated Value will be:

1)             The aggregate of the values attributable to the Policy in the Separate Account, determined by multiplying the number of units the Policy has in each subaccount of the Separate Account by such subaccount’s unit value on that date; plus

2)             The value attributable to the Policy in the General Account (See “The General Account,” above).

DEATH BENEFIT

General.  As long as the Policy remains in force, we will pay the Death Benefit of the Policy to the named Beneficiary—after receipt in good order at our Home Office of due proof of the Insured’s death (and fulfillment of certain other requirements)—unless the claim is contestable in accordance with the terms of the Policy.  You may choose to have the proceeds paid in cash or under one of the available settlement options.  (See “Payment of Policy Benefits,” below.)  The Death Benefit payable will be the Unadjusted Death Benefit under the Death Benefit option that is in effect, increased by any additional benefits, and decreased by any outstanding Policy loan and accrued interest and any unpaid Monthly Deductions.  Please note that payment of any amount in excess of Accumulated Value is subject to the financial strength and claims-paying ability of National Life.

If you or your Beneficiary do not select a settlement option, the proceeds are at least $10,000, and the Beneficiary is an individual, we may deposit the lump-sum payment into an interest bearing special account maintained by a financial institution and retained by us in our General Account.  In that case, we will provide your Beneficiary with a “draftbook” within seven days to access those funds (by writing a “draft” for all or a portion of the Death Benefit proceeds).  Your Beneficiary will receive interest on the proceeds deposited in that account.  See “Payment of Policy Benefits,” below.)

Policy Testing Procedures and Death Benefit Options

When you purchase your Policy, two decisions you make will affect your death benefit.  These decisions relate to which alternative testing procedure to use when testing the Policy for federal tax law compliance and which death benefit you select — option A or option B.

Policy Testing Procedures.  In order to meet the federal definition of life insurance under the Internal Revenue Code of 1986, as amended (the “Code”), section 7702 of the Code provides two alternative testing procedures.  These are the guideline premium test

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(“GPT”) and the cash value accumulation test (“CVAT”).  See “Federal Tax Considerations.”  The Policy must qualify under either the guideline premium test or the cash value accumulation test.  You cannot change the testing procedure once you have elected it.

If you chose GPT, you will be subject to premium limitations defined by the Code. These limitations can affect your ability to pay premiums and/or make changes to your Policy such as taking a withdrawal or changing your death benefit option.

The CVAT can only be chosen on policies which become a Modified Endowment Contract at issue.  If you choose this test you will not be subject to additional premium limitations imposed by the Code.

Both tests define a factor which is used to calculate the Unadjusted Death Benefit. In the event that the factor multiplied by the Policy’s Accumulated Value exceeds either

a)	the Face Amount under option A, or
b)	the Face Amount plus the Accumulated Value under option B;
the Unadjusted Death Benefit will equal the factor multiplied by the Policy’s Accumulated Value.

Examples of this calculation can be found below.

In general, CVAT factors are greater than GPT factors. This means that if your Unadjusted Death Benefit is defined by the factor multiplied by your Accumulated Value, you will have a higher death benefit under the CVAT. A higher death benefit will cause a higher Net Amount at Risk which will in turn cause higher cost of insurance charges.

Which Death Benefit Option to Choose.  If you prefer to have premium payments and favorable investment performance reflected partly in the form of an increasing Death Benefit, you may wish to choose option B. If you are satisfied with the amount of the Insured’s existing insurance coverage and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the Accumulated Value, you may wish to choose option A.

Option A.  The Unadjusted Death Benefit is equal to the greater of:

(a)         the Face Amount of the Policy, and

(b)         the Accumulated Value multiplied by a factor specified by federal income tax law, which, if you elect to have the GPT apply to the Policy, will be as shown in the table below:

Attained Age	Percentage	Attained Age	Percentage
40 and under	250%	60	130%
45	215%	65	120%
50	185%	70	115%
55	150%	75 and over	105%

If you elect to have the CVAT apply to the Policy, the factor will be as described in the Policy.

Option B.  The Unadjusted Death Benefit is equal to the greater of:

(a)         the Face Amount of the Policy plus the Accumulated Value, and

(b)         the Accumulated Value multiplied by the same factor that applies to option A.

Examples of the options are below.

Examples

The examples below illustrate what the death benefit would be under option A and B using the GPT and the CVAT tests.

Example 1:

Illustration of Option A — For purposes of this illustration, assume that the Insured is under Attained Age 40, the GPT was elected, and there is no Policy loan outstanding.

Under Option A, a Policy with a Face Amount of $200,000 will generally have an Unadjusted Death Benefit of $200,000.  The specified percentage for an Insured under Attained Age 40 on the Policy Anniversary prior to the date of death is 250% under the GPT.  Because the Unadjusted Death Benefit must be equal to or greater than 2.50 times the Accumulated Value, any time the Accumulated Value exceeds $80,000 (policy face amount (unadjusted death benefit) of 200,000 divided by the appropriate percentage per insured attained age in the above mentioned table, 2.50, yields the value of $80,000.) the

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Unadjusted Death Benefit will exceed the Face Amount.  Each additional dollar added to the Accumulated Value will increase the Unadjusted Death Benefit by $2.50.  Thus, a 35 year old Insured with an Accumulated Value of $90,000 will have an Unadjusted Death Benefit of $225,000 (2.50 x $90,000), and an Accumulated Value of $150,000 will have an Unadjusted Death Benefit of $375,000 (2.50 x $150,000).  Similarly, any time the Accumulated Value exceeds $80,000, each dollar taken out of the Accumulated Value will reduce the Unadjusted Death Benefit by $2.50.  If at any time, however, the Accumulated Value multiplied by the specified percentage is less than the Face Amount, the Unadjusted Death Benefit will be the Face Amount of the Policy.

Example 2:

Illustration of Option B — For purposes of this illustration, assume that the Insured is under Attained Age 40, the GPT was elected,  and there is no Policy loan outstanding.

Under Option B, a Policy with a Face Amount of $200,000 will generally have an Unadjusted Death Benefit of $200,000 plus the Accumulated Value.  Thus, for example, a Policy with a $50,000 Accumulated Value will have an Unadjusted Death Benefit of $250,000 ($200,000 plus $50,000).  Because the specified percentage is 250% under the GPT, the Unadjusted Death Benefit will be at least 2.50 times the Accumulated Value.  As a result, if the Accumulated Value exceeds $133,333, the Unadjusted Death Benefit will be greater than the Face Amount plus the Accumulated Value.  (Policy face amount plus the accumulated value of the policy divided by the appropriate percentage per insured attained age in the above mentioned table, 2.50. If the accumulated value is solved for using this formula, the accumulated value of $133,333 is the point where the unadjusted death benefit equals the accumulated value times the percentage)  Each additional dollar added to the Accumulated Value above $133,333 will increase the Unadjusted Death Benefit by $2.50.  An Insured with an Accumulated Value of $150,000 will have an Unadjusted Death Benefit of $375,000 (2.50 x $150,000), and an Accumulated Value of $200,000 will yield an Unadjusted Death Benefit of $500,000 (2.50 x $200,000).  Similarly, any time the Accumulated Value exceeds $133,333, each dollar taken out of the Accumulated Value will reduce the Unadjusted Death Benefit by $2.50.  If at any time, however, the Accumulated Value multiplied by the specified percentage is less than the Face Amount plus the Accumulated Value, the Unadjusted Death Benefit will be the Face Amount plus the Accumulated Value.

Example 3:

Illustration of Option A — For purposes of this illustration, assume that the Insured is a male age 40, the CVAT was elected,  and there is no Policy loan outstanding.

Under Option A, a Policy with a Face Amount of $200,000 will generally have an Unadjusted Death Benefit of $200,000.  The specified percentage for a male Insured age 40 on the Policy Anniversary prior to the date of death is 411% under the CVAT.  Because the Unadjusted Death Benefit must be equal to or greater than 4.11 times the Accumulated Value, any time the Accumulated Value exceeds $48,662 ($200,000 ÷ 4.11) the Unadjusted Death Benefit will exceed the Face Amount.  Each additional dollar added to the Accumulated Value will increase the Unadjusted Death Benefit by $4.11.  Thus, a 40 year old Insured with an Accumulated Value of $90,000 will have an Unadjusted Death Benefit of $369,900 (4.11 x $90,000), and an Accumulated Value of $150,000 will have an Unadjusted Death Benefit of $616,500 (4.11 x $150,000).  Similarly, any time the Accumulated Value exceeds $48,662, each dollar taken out of the Accumulated Value will reduce the Unadjusted Death Benefit by $4.11.  If at any time, however, the Accumulated Value multiplied by the specified percentage is less than the Face Amount, the Unadjusted Death Benefit will be the Face Amount of the Policy.

Example 4:

Illustration of Option B — For purposes of this illustration, assume that the Insured is a male age 40, the CVAT was elected,  and there is no Policy loan outstanding.

Under Option B, a Policy with a Face Amount of $200,000 will generally have an Unadjusted Death Benefit of $200,000 plus the Accumulated Value.  Thus, for example, a Policy with a $50,000 Accumulated Value will have an Unadjusted Death Benefit of $250,000 ($200,000 plus $50,000).  Because the specified percentage is 411% under the CVAT, the Unadjusted Death Benefit will be at least 4.11 times the Accumulated Value.  As a result, if the Accumulated Value exceeds $64,309, the Unadjusted Death Benefit will be greater than the Face Amount plus the Accumulated Value.  ($64,309 is calculated by solving for the Accumulated Value (“X”) in the equation $200,000 plus X = 4.11 multiplied by X.)  Each additional dollar added to the Accumulated Value above $64,309 will increase the Unadjusted Death Benefit by $4.11.  An Insured with an Accumulated Value of $150,000 will have an Unadjusted Death Benefit of $616,500 (4.11 x $150,000), and an Accumulated Value of $200,000 will yield an Unadjusted Death Benefit of $822,000 (4.11 x $200,000).  Similarly, any time the Accumulated Value exceeds $64,309, each dollar taken out of the Accumulated Value will reduce the Unadjusted Death Benefit by $4.11.  If at any time, however, the Accumulated Value multiplied by the specified percentage is less than the

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Face Amount plus the Accumulated Value, the Unadjusted Death Benefit will be the Face Amount plus the Accumulated Value.

Change in Death Benefit Option.  After the first Policy Year, you may change the Death Benefit option in effect by sending us a written request.  There is no charge to change the Death Benefit option.  The effective date of a change will be the Monthly Policy Date on or next following the date we receive the written request in good order at our Home Office.  Only one change in Death Benefit option is permitted in any one Policy Year.

On the effective date of a change in Death Benefit option, the Face Amount is adjusted so that there will be no change in the Death Benefit or the Net Amount at Risk.  In the case of a change from Option B to Option A, the Face Amount must be increased by the Accumulated Value.  In the case of a change from Option A to Option B, the Face Amount must be decreased by the Accumulated Value.  The change from Option A to Option B will not be allowed if it would reduce the Face Amount to less than the Minimum Face Amount.

On the effective date of the change, the Death Benefit, Accumulated Value and Net Amount at Risk (and therefore the cost of insurance charges) are unchanged.  However, after the effective date of the change, the pattern of future Death Benefits, Accumulated Value, Net Amount at Risk and cost of insurance charges will be different than if the change had not been made.  Also, we will recompute the Minimum Monthly Premium to reflect the change in Death Benefit option.  In determining whether a change is appropriate for you, the considerations described in “Which Death Benefit Option to Choose” above will apply.

If a change in the Death Benefit option would result in cumulative premiums exceeding the maximum premium limitations under the Internal Revenue Code for life insurance, we will not effect the change.  You may only change the Death Benefit option before the Insured’s Attained Age 121.

A change in the Death Benefit option may have federal income tax consequences.  (See “Federal Tax Considerations - Tax Treatment of Policy Benefits,” below.)

How the Death Benefit May Vary.  The amount of the Death Benefit may vary with the Accumulated Value.  The Death Benefit under Option A will vary with the Accumulated Value whenever the specified percentage of Accumulated Value exceeds the Face Amount of the Policy.  The Death Benefit under Option B will always vary with the Accumulated Value because the Unadjusted Death Benefit equals the greater of (a) the Face Amount plus the Accumulated Value and (b) the Accumulated Value multiplied by the specified percentage.

Ability to Adjust Face Amount

You may, at any time after the first Policy Year, increase or decrease the Policy’s Face Amount by submitting a written application to us in good order at our Home Office.  There are some limits on your ability to effect increases or decreases, which are discussed below.  The effective date of an increase will be the Monthly Policy Date on or next following our approval of your request.  The effective date of a decrease is the Monthly Policy Date on or next following the date that we receive your written request in good form.  Employee benefit plan Policies may adjust the Face Amount in Policy Year 1.  An increase or decrease in Face Amount may have federal tax consequences.  Consult a tax advisor before increasing or decreasing the Face Amount.  The effect of changes in Face Amount on Policy charges, as well as other considerations, is described below.

Increase.  A request for an increase in Face Amount may not be for less than $25,000, or such lesser amount required in a particular state (except that the minimum for employee benefit plans is $2,000).  You may not increase the Face Amount after the Insured’s Attained Age 85.  To obtain the increase, you must submit an application for the increase and provide evidence satisfactory to us of the Insured’s insurability.

On the effective date of an increase, and taking the increase into account, the Cash Surrender Value must be at least equal to the Monthly Deductions then due.  If the Cash Surrender Value is not sufficient, the increase will not take effect until you pay a sufficient additional premium payment to increase the Cash Surrender Value.

An increase in the Face Amount will generally affect the total Net Amount at Risk.  This will normally increase the monthly cost of insurance charges.  In addition, the Insured may be in a different Rate Class as to the increase in insurance coverage.  An increase in premium payment or frequency may be appropriate after an increase in Face Amount. (See “Cost of Insurance Charge,” below).

Each increase in Face Amount will begin a new period of Surrender Charges in effect for 10 years from the date of the increase.  This additional Surrender Charge is based on the Face Amount of the increase only.  We describe this additional Surrender Charge in detail in the “Surrender Charge” section, below.

Decrease.  During the first 10 Policy Years, the amount of the Face Amount after a decrease cannot be less than 75% of the largest Face Amount in force at any time in the 12 months immediately preceding our receipt of your request for the decrease.  The Face Amount after any decrease may not be less than the Minimum Face Amount, which is currently $50,000.  If a decrease in the Face Amount would result in cumulative premiums exceeding the maximum premium limitations applicable for life insurance under the

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Internal Revenue Code, we will not allow the decrease.  You may only make a Face Amount decrease before the Insured’s Attained Age 121.

A decrease in the Face Amount generally will decrease the total Net Amount at Risk, which will decrease your monthly cost of insurance charges.

For purposes of determining the cost of insurance charge, any decrease in the Face Amount will reduce the Face Amount in the following order:

(a)         first, the increase in Face Amount provided by the most recent increase;

(b)         then, the next most recent increases, in inverse chronological order; and

(c)          finally, the Initial Face Amount.

Payment of Policy Benefits

You may decide the form in which we pay Death Benefit proceeds.  During the Insured’s lifetime, you may arrange for the Death Benefit to be paid in a lump sum or under a settlement option.  These choices are also available upon surrender of the Policy for its Cash Surrender Value.  If you do not make an election, payment will be made in a lump sum.  The Beneficiary may also arrange for payment of the Death Benefit in a lump sum or under a settlement option.  If paid in a lump sum, we will ordinarily pay the Death Benefit (by sending the draftbook referred to below, unless the Beneficiary elects to receive a National Life check) to the Beneficiary within seven days after we receive proof of the Insured’s death at our Home Office, and all other requirements are satisfied.  If paid under a settlement option, we will apply the Death Benefit to the settlement option within seven days after we receive proof of the Insured’s death at our Home Office, and all other requirements are satisfied.

We will pay interest on the Death Benefit (that interest rate will be the highest of (a) 3% per annum, (b) any higher rate we declare, or (c) any higher rate required by law) from the date of death until interest begins to accrue on the account accessed by the draftbook referred to below.

If you or your Beneficiary elects to receive proceeds in a lump sum payment, unless the Beneficiary requests a National Life check, we will place the proceeds into an interest bearing special account maintained by a financial institution and retained by us in our General Account.  In that case, we will provide you or your Beneficiary with a “draftbook” to access those funds from the special account (by writing a “draft” for all or a portion of the Death Benefit proceeds).  We fund the “draft” writing privileges.  The interest bearing special account is not a bank account and is subject to the claims of our creditors.  We may profit from amounts left in the interest bearing special account.  Further, the interest bearing special account is not insured nor guaranteed by the FDIC or any other government agency.  We will send the payee the “draftbook” within seven days of when we placed the proceeds into the special account, and the payee will receive any interest on the proceeds placed in that special account.  There is no guaranteed interest rate credited to the proceeds placed in the special account.  However, any interest credited to the special interest bearing account will be currently taxable to you or your Beneficiary in the year in which it is credited.

Settlement Options

There are several ways of receiving proceeds under the Death Benefit and surrender provisions of the Policy, other than in a lump sum.  None of these options vary with the investment performance of the Separate Account.  More detailed information concerning these settlement options is available in your Policy, upon request from our Home Office, and by referring to the SAI.  Even if the Death Benefit under the Policy is excludible from income, payments under settlement options may not be excludible in full.  This is because earnings on the Death Benefit after the Insured’s death are taxable and payments under the settlement options generally include such earnings.  You should consult a tax adviser as to the tax treatment of payments under the settlement options.

PAYMENT OF PROCEEDS

We will normally pay proceeds of a surrender, Withdrawal, or Policy loan within seven days of when we receive your written request at our Home Office in a form satisfactory to us. However, in cases where you surrender your Policy within 30 days of making a premium payment by check or through an Automatic Payment Plan (i.e., automatic scheduled Withdrawals from a bank account), and we are unable to confirm that such payment has cleared, we may withhold an amount equal to such payment from your surrender proceeds until we are able to confirm that the payment item has cleared, but for no more than 30 days from our receipt of the payment item.  You may avoid the possibility of this holdback by making premium payments by unconditional means, such as by certified check or wire transfer of immediately available funds.

We will generally determine the amount of a payment on the Valuation Day we receive at our Home Office all required documents in good order.  Good order means the actual receipt by us of instructions relating to a transaction, along with all the information and supporting legal documentation we require to effect the transaction.  To be in “good order,” instructions much be sufficiently clear so

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that we do not need to exercise any discretion to follow such instructions.  However, we may defer the determination or payment of such amounts if the date for determining such amounts falls within any period during which:

(1)         the disposal or valuation of a subaccount’s assets is not reasonably practicable because the New York Stock Exchange is closed or conditions are such that, under the SEC’s rules and regulations, trading is restricted or an emergency is deemed to exist; or

(2)         except for Policies issued in New York, the SEC by order permits postponement of such actions for the protection of our policyholders.

In addition, if, pursuant to SEC rules, the Fidelity Variable Insurance Products Fund V Money Market Portfolio suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial surrender, surrender, loan, or death benefit from the Money Market Subaccount until the Fund is liquidated.

We also may defer the determination or payment of amounts from the General Account for up to six months.  If we defer such payment for more than 30 days, we will pay interest at a rate of not less than 3% or as required by state law.  For Policies issued in New York, if we do not mail or deliver the amounts owed to you within ten days of when we receive your request for payment, we will pay interest on the amount at the rate then in effect under Payment Option 1 — Payment of Interest Only, from the date of our receipt of your request for payment to the date we actually make the payment.

There are several ways of receiving proceeds under the Death Benefit and surrender provisions of the Policy, other than in a lump sum.  None of these options vary with the investment performance of the Separate Account.  More detailed information concerning these settlement options is available in your Policy, upon request from our Home Office, and by referring to the SAI.  Even if the Death Benefit under the Policy is excludible from income, payments under settlement options may not be excludible in full.  This is because earnings on the Death Benefit after the Insured’s death are taxable and payments under the settlement options generally include such earnings.  You should consult a tax adviser as to the tax treatment of payments under the settlement options.

If mandated under applicable law, we may be required to reject a premium payment.  We may also be required to provide additional information about you or your account to government regulators.  We may be required to block an Owner’s account and thereby refuse to honor any request for transfers, Withdrawals, surrenders, loans or Death Benefits, until instructions are received from the appropriate regulator.  If a request is received after 4:00 p.m., it will be processed on the next business day.

POLICY LOANS

General.  You may at any time after the first year (and during the first year where required by law) borrow money from us using the Policy as the only security for the loan.  The maximum amount you may borrow is the Policy’s Cash Surrender Value on the date we receive your loan request, minus three times the Monthly Deduction for the most recent Monthly Policy Date, unless state law requires us to calculate the maximum amount you may borrow differently.  These state law variations are set forth below.

State	Maximum Amount You May Borrow (“Loan Value”)
Vermont Texas Maine Virginia Minnesota South Carolina Florida	The Loan Value on any day is equal to: 1. the Accumulated Value on such day; less 2. the Surrender Charge on such day, if applicable.

You may repay all or a portion of a loan and accrued interest at any time, while the Insured is alive.  To take a loan, you should send a written request (in good order) to our Home Office.  If you have elected the telephone transaction privilege, you may also request a loan over the telephone. We limit the amount of a Policy loan you can take by telephone to $25,000.  We will normally pay loan proceeds within seven days of a valid loan request.  See the “Payment of Proceeds” section above for a discussion of Policy loan disbursements.

Currently, we are extending your Policy’s loan privileges to allow loans in the first Policy Year.  This is more favorable to you than what is guaranteed in the Policy.  We may decide to discontinue this privilege in the future without notice.  First year loans are subject to all the loan requirements and restrictions as stated above.

Interest Rate Charged.  We charge interest on Policy loans at the fixed rate of 5% per year.  We charge interest from the date of the loan and add it to the loan balance at the end of the Policy Year.  When this interest is added to the loan balance, it bears interest at the same rate.

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Allocation of Loans and Collateral.  When you take a Policy loan, we hold Accumulated Value in the General Account as Collateral for the Policy loan.  You may specify how you would like the Accumulated Value to be taken from the subaccounts of the Separate Account to serve as Collateral.  If you do not so specify, we will allocate the Policy loan to the subaccounts in proportion to the Accumulated Value in the subaccounts.  If the Accumulated Value in one or more of the subaccounts is insufficient to carry out your instructions, we will not process the loan until we receive further instructions from you.  Non-loaned Accumulated Value in the General Account will become Collateral for a loan only to the extent that the Accumulated Value in the Separate Account is insufficient.

The Collateral for a Policy loan will initially be the loan amount.  Loan interest will be added to the Policy loan.  We will take additional Collateral for the loan interest pro rata from the subaccounts of the Separate Account, and then, if the amounts in the Separate Account are insufficient, from the non-loaned portion of the General Account.  At any time, the amount of the outstanding loan under a Policy equals the sum of all loans (including due and unpaid interest added to the loan balance) minus any loan repayments.

Interest Credited to Amounts Held as Collateral.  As long as the Policy is in force, we will credit the amount held in the General Account as Collateral with interest at effective annual rates we declare, but not less than 3% or such higher minimum rate required under state law.  We currently intend to credit the amount held in the General Account as Collateral for Policy Loans at a fixed rate of 5% per year, but this is not guaranteed.

Effect of Policy Loan.  Policy loans, whether or not repaid, will have a permanent effect on the Accumulated Value and the Cash Surrender Value, and may permanently affect the Death Benefit of your Policy.  The effect on the Accumulated Value and Death Benefit could be favorable or unfavorable.  It will depend on whether the investment performance of the subaccounts, and the interest credited to the non-loaned Accumulated Value in the General Account, is less than or greater than the interest being credited on the amounts held as Collateral in the General Account.  Compared to a Policy under which no loan is made, values under a Policy will be lower when the credited interest rate on Collateral is less than the investment experience of assets held in the Separate Account and interest credited to the non-loaned Accumulated Value in the General Account.  The longer a loan is outstanding, the greater the effect a Policy loan is likely to have.  The Death Benefit will be reduced by the amount of any outstanding Policy loan.

Loan Repayments.  We will assume that any payments you make while there is an outstanding Policy loan are premium payments, rather than loan repayments, unless you specify in writing that a payment is a loan repayment.  In the event of a loan repayment, the amount held as Collateral in the General Account will be reduced by an amount equal to the repayment, and such amount will be transferred to the subaccounts of the Separate Account and to the non-loaned portion of the General Account based on the Net Premium allocations in effect at the time of the repayment.

Lapse With Loans Outstanding.  The amount of an outstanding loan under a Policy plus any accrued interest on outstanding loans is not part of Cash Surrender Value.  Therefore, the larger the amount of an outstanding loan, the more likely it is that the Policy could lapse.  (See “Risk of Lapse,” above and “ Lapse and Reinstatement,” below.)  In addition, if the Policy is not a Modified Endowment Contract, lapse of the Policy with outstanding loans may result in adverse federal income tax consequences. (See “Federal Tax Considerations - Tax Treatment of Policy Benefits,” below.)

IRC § 1035 Exchanges of Policies with Existing Policy Loans.  We will accept transfers of existing Policy loans on Policies that qualify as § 1035 exchanges.  The loan will be limited to 50% of the Accumulated Value of the transfer.  The Accumulation Value held as Collateral for the loan will be placed in the General Account.

Tax Considerations.  Any loans taken from a Modified Endowment Contract will be treated as a taxable distribution.  In addition, with certain exceptions, a 10% additional income tax penalty will be imposed on the portion of any loan taken from a Modified Endowment Contract that is included in income. (See “Federal Tax Considerations — Tax Treatment of Policy Benefits - Distributions Other Than Death Benefits from Modified Endowment Contracts,” below.)  The tax treatment of loans taken from Policies that are not Modified Endowment Contracts is unclear.  You should consult a tax adviser before taking out a Policy loan.

SURRENDERS AND WITHDRAWALS

You may surrender your Policy for its Cash Surrender Value at any time before the death of the Insured.  The Cash Surrender Value is the Accumulated Value minus any Policy loan and accrued interest and less any Surrender Charge.  We will calculate the Cash Surrender Value on the Valuation Day we receive, at our Home Office, your signed written surrender request deemed by us to be in good order, and the Policy.  You may not request a surrender over the telephone.  If you request a surrender by facsimile, you need to include with your request a copy of your Policy.  Coverage under the Policy will end on the day you mail or otherwise send your written surrender request and the Policy to us.  We will ordinarily mail surrender proceeds to you within seven days of when we receive your request in good order.  However, in cases where you surrender your Policy within 30 days of making a premium payment by check or through a check-o-matic payment option (i.e., automatic scheduled Withdrawals from a bank account), and we are unable

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to confirm that such payment has cleared, we may withhold an amount equal to such payment from your surrender proceeds until we are able to confirm that the payment item has cleared, but for no more than 30 days from our receipt of the payment item.  You may avoid the possibility of this holdback by making premium payments by unconditional means, such as by certified check or wire transfer of immediately available funds.  For a discussion of the payment of proceeds from a surrender request, see “Payment of Proceeds”, above.

A surrender may have federal income tax consequences.  (See “Federal Tax Considerations - Tax Treatment of Policy Benefits,” below).

You may also withdraw a portion of your Policy’s Cash Surrender Value at any time before the death of the Insured after the first Policy Anniversary, by writing us at our Home Office. If permitted under your employee benefit plans, you may make a withdrawal at any time after the first Policy Anniversary.  The minimum amount which you may withdraw is $500, except for employee benefit plans, where the minimum is $100.  The maximum Withdrawal is the Cash Surrender Value on the date of receipt of the Withdrawal request, minus three times the Monthly Deduction for the most recent Monthly Policy Date.  A Withdrawal charge of $25 may be deducted from the amount of the Withdrawal.  For a discussion of the Withdrawal charge, see “Charges and Deductions - Withdrawal Charge”, below.

You may specify how you would like us to take a Withdrawal from the subaccounts of the Separate Account.  If you do not so specify, we will take the Withdrawal from the subaccounts in proportion to the Accumulated Value in each subaccount.  If the Accumulated Value in one or more subaccounts is insufficient to carry out your instructions, we will not process the Withdrawal until we receive further instructions from you.  You may take Withdrawals from the General Account only after the Accumulated Value in the Separate Account has been exhausted.

The effect of a Withdrawal on the Death Benefit and Face Amount will vary depending upon the Death Benefit option in effect and whether the Unadjusted Death Benefit is based on the applicable percentage of Accumulated Value. (See “Death Benefit Options,” above.)

Option A.   A Withdrawal will reduce the Face Amount of the Policy by the amount of the Withdrawal.  Examples of the effect of a Withdrawal on the Face Amount and Unadjusted Death Benefit under Option A are described as follows:

For the purposes of the following examples, assume that the Attained Age of the Insured is under 40, the GPT was elected, and there is no indebtedness.  The applicable percentage is 250% for an Insured with an Attained Age under 40.

Under Option A, a Policy with a Face Amount of $300,000 and an Accumulated Value of $30,000 will have an Unadjusted Death Benefit of $300,000.  Assume that you take a Withdrawal of $10,000  The Withdrawal will reduce the Accumulated Value to $20,000 ($30,000 - $10,000) and the Face Amount to $290,000 ($300,000 - $10,000).  As a result, the Unadjusted Death Benefit following the Withdrawal will be $290,000 (i.e., a reduction of $10,000).

If the Unadjusted Death Benefit immediately prior to the Withdrawal is based on the applicable percentage of Accumulated Value, the Unadjusted Death Benefit will be reduced to equal the greater of (a) the Face Amount after deducting the amount of the Withdrawal and (b) the applicable percentage of Accumulated Value after deducting the amount of the Withdrawal.

Under Option A, a Policy with a Face Amount of $300,000 and an Accumulated Value of $150,000 will have an Unadjusted Death Benefit of $375,000 ($150,000 x 2.50).  Assume that you take a Withdrawal of $10,000.  The Withdrawal will reduce the Accumulated Value to $140,000 ($150,000 - $10,000) and the Face Amount to $290,000 ($300,000 - $10,000).  The Unadjusted Death Benefit following the Withdrawal is equal to the greater of (a) the Face Amount, or $290,000, and (b) the applicable percentage of the Accumulated Value, or $350,000 ($140,000 x 2.50).  Therefore, the Unadjusted Death Benefit will be $350,000 following the Withdrawal (i.e., a reduction of $25,000).

Option B.  The Face Amount will never be decreased by a Withdrawal.  A Withdrawal will, however, always decrease the Death Benefit.

If the Unadjusted Death Benefit equals the Face Amount plus the Accumulated Value, a Withdrawal will reduce the Accumulated Value by the amount of the Withdrawal and thus the Unadjusted Death Benefit will also be reduced by the amount of the Withdrawal.

For the purposes of the following examples, assume that the Attained Age of the Insured is under 40, the GPT was elected, and there is no indebtedness.  The applicable percentage is 250% for an Insured with an Attained Age under 40.

Under Option B, a Policy with a Face Amount of $300,000 and an Accumulated Value of $90,000 will have an Unadjusted Death Benefit of $390,000 ($300,000 + $90,000).  Assume you take a Withdrawal of $20,000.  The Withdrawal will reduce

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the Accumulated Value to $70,000 ($90,000 - $20,000).  As a result, the Unadjusted Death Benefit will be $370,000 (i.e., a reduction of $20,000).  The Face Amount is unchanged.

If the Unadjusted Death Benefit immediately prior to the Withdrawal is based on the applicable percentage of Accumulated Value, the Unadjusted Death Benefit will be reduced to equal the greater of (a) the Face Amount plus the Accumulated Value after deducting the amount of the Withdrawal and (b) the applicable percentage of Accumulated Value after deducting the amount of the Withdrawal.

Under Option B, a Policy with a Face Amount of $300,000 and an Accumulated Value of $210,000 will have an Unadjusted Death Benefit of $525,000 ($210,000 X 2.50).  Assume you take a Withdrawal of $60,000.  The Withdrawal will reduce the Accumulated Value to $150,000 ($210,000 - $60,000), and the Unadjusted Death Benefit to the greater of (a) the Face Amount plus the Accumulated Value, or $450,000 ($300,000 + $150,000) and (b) the applicable percentage of the Accumulated Value, or $375,000 ($150,000 X 2.50). Therefore, the Unadjusted Death Benefit will be $450,000 (i.e., a reduction of $75,000).  The Face Amount is unchanged.

Any decrease in Face Amount due to a Withdrawal will first reduce the most recent increase in Face Amount, then the most recent increases, successively, and lastly, the Initial Face Amount.

Because a Withdrawal can affect the Face Amount and the Unadjusted Death Benefit as described above, a Withdrawal may also affect the Net Amount at Risk which is used to calculate the cost of insurance charge under the Policy. (See “Cost of Insurance Charge,” above.)  Because a Withdrawal reduces the Accumulated Value, the Cash Surrender Value of the Policy is reduced, thereby increasing the likelihood that the Policy will lapse.  (See “Lapse and Reinstatement,” below.)  A request for Withdrawal may not be allowed if such Withdrawal would reduce the Face Amount below the Minimum Face Amount for the Policy.  Also, if a Withdrawal would result in cumulative premiums exceeding the maximum premium limitations applicable under the Code for life insurance, we will not allow the Withdrawal.

You may request a Withdrawal only by sending a signed written request (in good order) to our Home Office; requests for partial Withdrawals may also be made to our Home Office by facsimile.  You may not request a Withdrawal over the telephone.  We will ordinarily pay a Withdrawal within seven days of receiving at our Home Office a valid Withdrawal request.

A Withdrawal of Cash Surrender Value may have federal income tax consequences.  (See “Federal Tax Considerations - Tax Treatment of Policy Benefits,” below.)

Owners of Policies being used in qualified retirement plans should be aware that the Policy does not contain any provision for a refund of premium in the event that premiums in excess of those permitted by the “incidental insurance” rules are paid.  In the event that a Withdrawal is necessary to bring a Policy into compliance with the “incidental insurance” rules, we will waive any Withdrawal charge in connection with such Withdrawal.  However, such Owners should be aware that it is possible that the Cash Surrender Value of the Policy will not be sufficient to permit a Withdrawal in the amount necessary to bring the Policy into compliance.

LAPSE AND REINSTATEMENT

Lapse.  If on any Monthly Policy Date the Cash Surrender Value is insufficient to cover the Monthly Deduction for the most recent Monthly Policy Date and any other charges due under the Policy, the Policy will enter a 61- day Grace Period and then could lapse.

The lapse could occur for a number of reasons, including:  (1) if the investment returns on your chosen subaccounts are lower than anticipated; (2) if you do not pay premiums at the levels you planned; or (3) if you take Policy loans.

Before it lapses the Policy will enter a 61-day Grace Period unless:

1)             the Policy is within the Policy Protection Period (the first five Policy Years); and

2)             the Accumulated Value less any debt is greater than the Monthly Deduction for the most recent Monthly Policy Date and any other charges due; and

3)             the cumulative premiums paid since the Policy’s Issue Date, less any Withdrawals and less any debt are greater than or equal to the cumulative Minimum Monthly Premiums due since the Policy’s Issue Date.

Another situation in which your Policy will not lapse is if you elect and exercise the overloan protection rider, subject to certain conditions.

The Policy will not enter a Grace Period solely due to the failure to make a premium payment.

The Grace Period shall be 61 days, and the Policy shall remain in force during the Grace Period.  We will mail you a notice of the premium required to keep the Policy in force.

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During the Policy Protection Period, the premium needed to keep the Policy in force beyond a Grace Period shall equal the greater of:

1)             the premium which will be sufficient to produce an Accumulated Value, net of debt, equal to two times the Monthly Deduction due at the beginning of the Grace Period, or

2)             an amount equal to :

•                       the cumulative Minimum Monthly Premiums due at the start of the Grace Period; plus

•                       three times the Minimum Monthly Premium in effect at the beginning of the Grace Period; plus

•                       all Withdrawals; plus

•                       any debt; less

•                       all premiums paid.

However, in no case shall the premium needed to keep the Policy in force beyond a Grace Period be greater than the premium sufficient to produce a Cash Surrender Value equal to three times the Monthly Deduction due at the start of the Grace Period.

After the Policy Protection Period, the premium needed to keep the Policy in force beyond a Grace Period shall be the premium sufficient to produce a Cash Surrender Value equal to three times the Monthly Deduction due at the start of the Grace Period.

Examples:

During the Policy Protection Period

Assume the following:  (a) a Policy enters a Grace Period at the beginning of the 18th month; (b) the cumulative premium paid is $2,600; (c) the Cash Surrender Value is not enough to cover deductions; (d) the Accumulated Value at the time the premium is paid to keep the Policy in force is $1,500.00; (e) at the beginning of the Grace Period the Monthly Deduction due is $75.00; (f) the Minimum Monthly Premium is $150.00; and (g) the Surrender Charge at the time the premium is paid to keep the Policy in force is $6,500.00.

In order to determine the premium needed to keep the Policy in force beyond a Grace Period, we first need to make the two calculations described above:

1). Two times the Monthly Deduction due at the beginning of the Grace Period equals $150.00 ($75.00 x 2). Therefore, the premium sufficient to produce an Accumulated Value equal to two times the Monthly Deduction is $150.00 — $1,500.00.  However, this produces a negative number, and the amount of premium needed to keep the Policy in force cannot be less than $0.  In this example, then,  the premium sufficient to produce an Accumulated Value equal to two times the Monthly Deduction is $0.

2). An amount equal to:

•                  The cumulative Minimum Monthly Premiums due at the start of the Grace Period, which in this example is $2,700.00 ($150.00 x 18); plus

•                  Three times the Minimum Monthly Premium in effect at the start of the Grace Period, which in this example is $450.00 ($150.00 x 3); plus

•                  all Withdrawals, which in this example is $0; plus

•                  any debt, which in this example is $0; minus

•                  The cumulative premium paid, which in this example is $2,600.00.

The total of these amounts is $550.00 ($2,700.00 + $450.00 + $0 + $0 - $2,600.00).

Therefore, having done the first two calculations above, the premium needed to keep the Policy in force beyond a Grace Period equals $550.00 (the greater of $0 or $550.00).

However, the amount cannot be more than the premium sufficient to produce a Cash Surrender Value equal to three times the Monthly Deductions due at the start of the Grace Period.

The premium sufficient to produce a Cash Surrender Value equal to three times the Monthly Deduction due at the beginning of the Grace Period is equal to:

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•                  three times the Monthly Deduction due at the beginning of the Grace Period, which is $225.00 ($75.00 x 3); minus

•                  the Accumulated Value at the time the premium is paid to keep the Policy in force, which is $1,500.00; plus

•                  the Surrender Charge at the time the premium is paid to keep the Policy in force, which is $6,500.00

The total of these amounts $5,225.00 ($225.00 — $1,500.00 +$6,500.00).

Therefore, the premium required to keep the Policy in force beyond a Grace Period will be $550.00.  This amount is the greater of 1). or 2). and is not greater than $5,225.00 (the premium sufficient to produce a Cash Surrender Value equal to three times the Monthly Deduction due at the beginning of the Grace Period).

After the Policy Protection Period

Assume the following: (a) a Policy enters a Grace Period during the eighth Policy Year; (b) at the beginning of the Grace Period the Monthly Deduction due is $120.00; (c) the Accumulated Value at the time the premium is paid to keep the Policy in force equals $1,500.00; and (d)  the Surrender Charge at the time the premium is paid to keep the Policy in force is $1,400.00.

In order to determine the premium needed to keep the Policy in force beyond a Grace Period, we need to calculate:

•                  Three times the Monthly Deduction due at the beginning of the Grace Period, which is $360.00 ($120.00 x 3).

The premium sufficient to produce a Cash Surrender Value equal to $360.00 (three times the Monthly Deduction due at the beginning of the Grace Period) equals:

•                  three times the Monthly Deduction due at the beginning of the Grace Period, which is $360.00; minus

•                  the Accumulated Value at the time the premium is paid to keep the Policy in force, which is $1,500.00; plus

•                  the Surrender Charge at the time the premium is paid to keep the Policy in force, which is $1,400.00

The total of these amounts is $260.00 ($360.00 — $1,500.00 + $1,400.00) and therefore the premium sufficient to produce a Cash Surrender Value equal to three times the Monthly Deduction due at the start of the Grace Period, is $260.00 ($360.00 — $1,500.00 + $1,400.00).

If the premium needed to keep the Policy in force is not paid by the later of the last day of the Grace Period or the 61st day after the notice of premium required to keep the Policy in force is sent, the Policy shall terminate without value.  However, we will not terminate the Policy at the end of the Grace Period if a claim begins under the waiver of Monthly Deductions rider.

Reinstatement.  A Policy that lapses without value may be reinstated at any time within five years (or any longer period required in a particular state) after the beginning of the Grace Period.  To do so, you must submit evidence of the Insured’s insurability satisfactory to us and pay a sufficient reinstatement premium.  The effective date of reinstatement, unless otherwise required by state law, will be the Monthly Policy Date on or next following the date your reinstatement application is approved.  The Policy will be reinstated with the same Date of Issue as it had prior to the lapse.  The amount required to reinstate your Policy depends on whether or not your Policy is in the Policy Protection Period.

If reinstatement occurs during a Policy Protection Period, the required reinstatement payment shall be an amount equal to the greater of:

1)         the premium which will be sufficient to produce an Accumulated Value, net of debt, equal to four times the Monthly Deduction due on the date the Grace Period began, or

2)             an amount equal to:

•                  the cumulative Minimum Monthly Premiums due at the start of the Grace Period, plus

•                  three times the Minimum Monthly Premium due at the start of the Grace Period, plus

•                  all Withdrawals; plus

•                  any debt; less

•                  all premiums paid.

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However, in no case shall the reinstatement payment be more than the premium which will make the Cash Surrender Value sufficient to provide:

(a)         two times the Monthly Deduction due on the date the Grace Period began; plus

(b)         three times the Monthly Deduction due on the date of reinstatement.

If reinstatement occurs after the Policy Protection Period, the required reinstatement payment shall be an amount which will make the Cash Surrender Value sufficient to provide:

1)             two times the Monthly Deduction due on the date the Grace Period began; plus

2)             three times the Monthly Deduction due on the date of reinstatement.

The duration of a reinstated Policy will be computed without regard to the period between the final lapse date and the reinstatement date for the purpose of assigning Surrender Charges and Monthly Expense Charges.

Examples:

During the Policy Protection Period

Assume the following: (a) a Policy enters a Grace Period during the second Policy Year; (b) at the beginning of the Grace Period the Monthly Deduction due is $75.00 and the Minimum Monthly Premium is $150.00; (c) at the time of reinstatement the Monthly Deduction due is $100.00; (d) the Accumulated Value at the time of reinstatement is $1,500.00; (e) the Surrender Charge at the time of reinstatement equals $6,500.00; and (f) the total premiums paid equals $3,000.00.

In order to determine the required reinstatement payment, we first need to make the two calculations described above:

1).          To determine the premium which will be sufficient to produce an Accumulated Value equal to four times the Monthly Deduction due at the beginning of the Grace Period, one must multiply the Monthly Deduction due at the beginning of the Grace Period by four, which is $300.00 ($75.00 x 4).

Based on the assumptions above, the premium required to produce an Accumulated Value equal to four times the Monthly Deduction due at the beginning of the Grace Period is $300.00 (four times the Monthly Deduction due at the beginning of the Grace Period) minus $1,500.00 (the Accumulated Value at the time of reinstatement).  However, this produces a negative number, and the amount of the reinstatement payment cannot be less than $0.  Therefore, the reinstatement payment required to produce an Accumulated Value equal to four times the Monthly Deduction due at the beginning of the Grace Period is equal to $0.

2).          An amount equal to:

•                  The cumulative Minimum Monthly Premiums due at the start of Grace Period, which is $2,700.00 ($150.00 x 18); plus

•                  Three times the Minimum Monthly Premium in effect at the start of the Grace Period, which is $450.00 ($150.00 x 3); plus

•                  all Withdrawals, which is $0; plus

•                  any debt, which is $0; less

•                  all total premiums paid, which is $3,000.00.

The total of these amounts is $150.00 ($2,700.00 + $450.00 + $0 +$0 — $3,000.00).

Therefore, having done the first two calculations above, the reinstatement payment equals $150.00 (the greater of $150.00 and $0).

However, in no case shall the reinstatement payment be more than the premium which will make the Cash Surrender Value sufficient to provide:

•                  Two times the Monthly Deduction due at the beginning of the Grace Period, which is $150.00 ($75.00 x 2); plus

•                  Three times the Monthly Deduction due on the date of reinstatement, which is $300.00 ($100.00 x 3).

The premium sufficient to produce a Cash Surrender Value equal to $450.00 ($150.00 + $300.00) on the date of reinstatement equals:

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•                  two times the Monthly Deduction due at the beginning of the Grace Period, which is $150.00 plus;

•                  three times the Monthly Deduction due on the date of reinstatement, which is $300,00; minus

•                  four times the Monthly Deduction due at the beginning of the Grace Period, which is $300.00; plus

•                  the Surrender Charge at the time of reinstatement, which is $6,500.00.

The total of these amounts is $5,300.00 ($150.00 + $300.00 —$300.00 + $6,500.00)).

Therefore, the reinstatement payment required to keep the Policy in force will be $150.00.  This amount is the greater of 1). or 2). and is not greater than $5,300.00 (the premium sufficient to produce a Cash Surrender Value equal to two times the Monthly Deduction due at the beginning of the Grace Period plus three times the Monthly Deduction due on the date of reinstatement).

After the Policy Protection Period

Assume the following: (a) a Policy enters a Grace Period during the eighth Policy Year; (b) at the beginning of the Grace Period the Monthly Deduction due is $120.00; (c) at the time of reinstatement the Monthly Deduction due is $130.00; (d) the Accumulated Value at the time of reinstatement is $1,500.00; and (e) the Surrender Charge at the time of reinstatement is $1,400.00.

In order to determine the reinstatement payment to keep the Policy in force beyond a Grace Period, one must calculate:

The reinstatement payment that will make the Cash Surrender Value sufficient to provide:

•                  Two times the Monthly Deduction due at the beginning of the Grace Period, which is $240.00 ($120.00 x 2); plus

•                  Three times the Monthly Deduction due on the date of reinstatement, which is $390.00 ($130.00 x 3).

The premium sufficient to produce a Cash Surrender Value equal to $530.00 ($240.00 + $390.00) equals:

•                              two times the Monthly Deduction due at the beginning of the Grace Period, which is $240.00; plus

•                              three times the Monthly Deduction due on the date of reinstatement, which is $390.00; minus

•                              the Accumulated Value at the time of reinstatement, which is $1,500.00; plus

•                              the Surrender Charge at the time of reinstatement, which is $1,400.00.

The total of these amounts is $530.00 ($240.00 + $390.00 — $1,500.00 + $1,400.00).

However, if the calculations above produce a negative number, the amount of reinstatement payment will be $0.

Upon reinstatement, the Accumulated Value of the Policy at the time of final lapse will be restored along with the Accumulated Value available for deductions at the time that the Grace Period began,  the schedule of Surrender Charges for the policy months following the date the Grace Period began shall become the schedule of Surrender Charges for the policy months following the date of reinstatement, the schedule of Monthly Expense Charges for the policy months following the date the Grace Period began shall become the schedule of Monthly Expense Charges for the policy months following the date of reinstatement and the months remaining in the Policy Protection Period at the time of final lapse will be restored.

Reduced Paid-Up Benefit Provision for Residents of Certain States.  In Massachusetts, Florida, Wisconsin and Wyoming, the Owner of the Policy may, by written request to us, elect to apply the Cash Surrender Value to purchase paid-up life insurance.  The amount of insurance and its value going forward will be based on a 3% interest rate and the mortality table stated in the data section of the Policy.

In New York, the Owner of the Policy may, by written request to us, elect to continue the Policy as paid-up life insurance.  All or a portion of the Cash Surrender Value will be applied to purchase paid-up insurance and the rest will be paid out as cash.  The cash payout is determined such that the amount of cash received plus the Face Amount of your new paid-up insurance does not exceed the Death Benefit in force at the time this option is elected.  The amount of insurance and its value going forward will be calculated based on 3% interest rate and the mortality table stated in the data section of the Policy.

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CHARGES AND DEDUCTIONS

We deduct the charges described below from your premium payments or your Policy Value.  Certain of the charges depend on a number of variables.  The charges are for the services and benefits provided, costs and expenses incurred and risks assumed by us under the Policy.  We intend to profit from these charges.

Services and benefits we provide include:

•                  the Death Benefits, cash and loan benefits provided by the Policy;

•                  the funding choices, including Net Premium allocations, dollar-cost averaging programs, and automatic asset rebalancing programs;

•                  the administration of various elective options under the Policy (including any riders); and

•                  the distribution of various reports to Owners.

Costs and Expenses we incur include:

•                  those associated with underwriting applications and changes in Face Amount and any rider;

•                  various overhead and other expenses associated with providing the services and benefits provided by the Policy (and any rider);

•                  sales and marketing expenses;

•                  other costs of doing business, such as complying with federal and state regulatory requirements.

Risks we assume include the risks that:

•                  Insureds may die sooner than estimated, resulting in the payment of greater Death Benefits than expected; and

•                  the costs of providing the services and benefits under the Policy (and any riders) will exceed the charges deducted.

We use all of the charges we deduct to pay aggregate Policy costs and expenses, including a profit to us, that we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

Percent of Premium Expense Charge

We will deduct 6% from each premium payment prior to allocation of Net Premiums.  This may be used to cover state premium taxes, the federal DAC Tax, and certain sales and marketing expenses.  We may profit from this charge and may use the charge for any lawful purpose.  The federal DAC Tax is a tax attributable to certain “policy acquisition expenses” under Internal Revenue Code Section 848.  Section 848 in effect accelerates the realization of income we receive from the Policies, and therefore the payment of federal income taxes on that income.  The economic consequence of Section 848 is, therefore, an increase in the tax burden borne by us that is attributable to the Policies.

Surrender Charge

We impose a Surrender Charge which may be used to cover the costs associated with the sale of a Policy (including commissions paid to broker/dealers) if the Policy is surrendered or lapses at any time before the end of the tenth Policy Year following issue or a Face Amount increase.  We may profit from this charge and may use the charge for any lawful purpose.  In addition to varying by the Policy Year following issue (or the Policy Year after a Face Amount increase), the amount of the surrender charge varies by the Insured’s issue age, sex, and rating as either a smoker or as a non-smoker.  The amount of the Surrender Charge ranges from a maximum of $54.38 per $1,000 of initial or increased Face Amount (based on an Insured who is a female smoker, age 61, during the first Policy Year) to a minimum of $1.35 per $1,000 of initial or increased Face Amount (based on an Insured who is a female nonsmoker, age 0, during the tenth Policy Year).

The first year Surrender Charges are presented in Appendix B to this prospectus for all states except New York, in Appendix C to this prospectus for New York and in Appendix D to this prospectus for Pennsylvania.  Appendix B, C and D express the Surrender Charge as a dollar amount per $1,000 of Initial Face Amount.  First year Surrender Charges range from $11.22 per $1,000 of Initial Face Amount for a female Issue Age of 0 in Pennsylvania to $54.38 per $1,000 of Initial Face Amount for a female smoker age 61 in a state other than New York and Pennsylvania.  There will be a Surrender Charge associated with the Initial Face Amount as well as with each subsequent Face Amount increase.  Each such portion of the Surrender Charge will have a duration of ten Policy Years as measured from the issue date of the corresponding Face Amount.  Each portion of the Surrender Charge will be level during each Policy Year and decrease every year through year ten.  Surrender Charges in all states except New York decrease linearly by Policy Year until the end of the tenth Policy Year with some rounding.  The Surrender Charge schedule applicable to policies issued in New York is amortized such that the surrender charge is zero beginning in policy year 11.  New York surrender charges are limited to an expense allowance over 10 years; the second limit is calculated as the same expense allowance less the cumulative renewal Monthly

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Expense Charges due through the end of the Policy Year.  There will be no reduction in Surrender Charges upon a decrease in Face Amount.

Monthly Deductions

We will deduct charges from the Accumulated Value on the Date of Issue and on each Monthly Policy Date.  The Monthly Deduction consists of five components:

1.              the cost of insurance charge;

2.              the Monthly Policy Fee;

3.              the Monthly Expense Charge;

4.              the Monthly Account Value Charge; and

5.              the cost of any additional benefits provided by rider.  The monthly charges will be specified in the applicable rider.

Because portions of the Monthly Deduction (such as the cost of insurance charge) vary from month to month, the Monthly Deduction will also vary.  We will take the Monthly Deduction on a pro rata basis from the subaccounts of the Separate Account and the General Account, unless you have requested at the time of application, or later request in writing, that we take the Monthly Deduction from the Money Market Subaccount.  If we cannot take a Monthly Deduction from the Money Market Subaccount, where you have so asked, we will take the amount of the deduction in excess of the Accumulated Value available in the Money Market Subaccount on a pro rata basis from Accumulated Value in the subaccounts of the Separate Account and the General Account.

Cost of Insurance Charge.  We will deduct a monthly cost of insurance charge from the Accumulated Value on the Date of Issue and each Monthly Policy Date until the Insured reaches Attained Age 121 as part of the Monthly Deduction.  The cost of insurance charge is intended to be the primary charge for the Death Benefit provided by your Policy.  We calculate the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the Net Amount at Risk for each policy month.  Because both the Net Amount at Risk and the variables that determine the cost of insurance rate—including, but not limited to, the age of the Insured at the time the Policy is issued, sex, Rate Class and the Duration of the Policy—may vary, the cost of insurance charge will likely be different from month to month.  The guaranteed cost of insurance may range from $90.91 to $0.02 per $1,000 of Net Amount at Risk per month.  The current cost of insurance charges range from $28.30 to $0.01 per $1,000 of Net Amount at Risk per month.

We may profit from this charge and may use the charge for any lawful purpose.

Net Amount at Risk.  The Net Amount at Risk on any Monthly Policy Date is approximately the amount by which the Unadjusted Death Benefit on that Monthly Policy Date exceeds the Accumulated Value.  It measures the amount National Life would have to pay in excess of the Policy’s value if the Insured died.  The actual calculation uses the Unadjusted Death Benefit divided by 1.00246627, to take into account assumed monthly earnings at an annual rate of 3%.  We calculate the Net Amount at Risk separately for the Initial Face Amount and any increases in Face Amount.  In determining the Net Amount at Risk for each increment of Face Amount, we first consider the Accumulated Value part of the Initial Face Amount.  If the Accumulated Value exceeds the Initial Face Amount, we consider it as part of any increases in Face Amount in the order such increases took effect.

Any change in the Net Amount at Risk will affect the total cost of insurance charges paid by the Owner.

Guaranteed Maximum Cost of Insurance Rates.  The guaranteed maximum cost of insurance rates will be set forth in your Policy, and will be based on factors including, but not limited to:

•                                         the Insured’s Attained Age,

•                                         the Insured’s sex,

•                                         the Insured’s Rate Class, and

•                                         the 2001 Commissioners Standard Ordinary (M/F) Smoker/Nonsmoker U ANB Mortality Tables.

For Policies issued in states which require “unisex” policies or in conjunction with employee benefit plans, the guaranteed maximum cost of insurance rate will be based on the 2001 Commissioners Standard Ordinary (80) Smoker/Nonsmoker U ANB Mortality Tables, which are gender blended tables.  There is no maturity date for the Policy.

Current Cost of Insurance Rates and How They are Determined.  The actual cost of insurance rates used (“current rates”) will depend on factors including, but not limited to:

•                                         the Insured’s Issue Age,

•                                         the Insured’s sex,

•                                         the Insured’s Rate Class, and

•                                         the Policy’s Duration.

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We periodically review the adequacy of our current cost of insurance rates and may adjust their level.  However, the current rates will never exceed guaranteed maximum cost of insurance rates.  Any such modification will be made on a class basis based on the classes initially identified when Policies are issued.

We use separate cost of insurance rates for the Initial Face Amount and any increases in Face Amount.  For the Initial Face Amount we use the Insured’s Issue Age, sex and Rate Class on the Date of Issue.  For each subsequent increase in Face Amount, we use the Insured’s Issue Age, sex, and Rate Class at the time of the increase.  Cost of Insurance rates vary by the Policy’s Duration.  If the Unadjusted Death Benefit is calculated as the Accumulated Value times the specified percentage, we use the cost of insurance rate associated with the Initial Face Amount for the amount of the Unadjusted Death Benefit in excess of the total Face Amount for Option A, and in excess of the total Face Amount plus the Accumulated Value for Option B.

We may also issue Policies on a guaranteed or simplified issue basis, where minimal or no medical underwriting is required prior to issuance of a Policy.  Current cost of insurance rates for Policies issued on these bases may be higher than current cost of insurance rates for healthy Insureds who undergo medical underwriting.

Rate Class.  The Rate Class of the Insured will affect both the guaranteed and current cost of insurance rates.  We currently place Insureds into the following Rate Classes:

•                                         elite preferred nonsmoker,

•                                         preferred nonsmoker,

•                                         standard nonsmoker,

•                                         preferred smoker,

•                                         standard smoker, and

•                                         substandard.

Smoker and substandard classes reflect higher mortality risks.  In an otherwise identical Policy, an Insured in an elite, preferred or standard class will have a lower cost of insurance rate than an Insured in a substandard class with higher mortality risks.  Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers.

Insureds with Issue Ages less than 20 will be placed in the standard nonsmoker class.  If the Insured is a known smoker a substandard rating will be added to the Policy.

Monthly Policy Fee.  The Monthly Policy Fee is intended to reimburse us for administrative expenses associated with the Policy.  We may profit from this charge and may use the charge for any lawful purpose.  We will deduct a Monthly Policy Fee of $7.50 from the Accumulated Value on the Date of Issue and each Monthly Policy Date until the Insured reaches Attained Age 121 as part of the Monthly Deduction.

Monthly Expense Charge.  The Monthly Expense Charge is intended to compensate us for administrative expenses and for the insurance coverage provided by the Policy.  We may profit from this charge and may use the charge for any lawful purpose, including covering distribution expenses.  During the first ten Policy Years and for ten years following an increase in Face Amount, we will deduct a Monthly Expense Charge from the Accumulated Value on the Date of Issue and each Monthly Policy Date as part of the Monthly Deduction.  The Monthly Expense Charge is calculated as an amount per thousand of insurance which is determined based on the Initial Face Amount plus any increase in Face Amount.  The Monthly Expense Charge rate varies based on the Issue Age, sex, and Rate Class of the Insured and the Initial Face Amount of the Policy.

The Monthly Expense Charge rates will vary with the Initial Face Amount of the Policy in the following bands:

those with Initial Face Amounts less than $250,000;

those with Initial Face Amounts between $250,000 and $999,999, inclusive; and

those with Initial Face Amounts of $1,000,000 and greater.

On both a current and guaranteed basis the Monthly Expense Charge will apply during the first ten years following the Date of Issue for the Monthly Expense Charge associated with the Initial Face Amount and during the first ten years following each increase in Face Amount for the Monthly Expense Charge associated with each increase in Face Amount.  The guaranteed Monthly Expense Charge varies between $2.81 per $1,000 of Face Amount and $0.08 per $1,000 of Face Amount.  Appendix E shows the Monthly Expense Charge per $1,000 for each Issue Age, sex, and Rate Class.

There will be no reduction in the Monthly Expense Charge upon a decrease in Face Amount.

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Monthly Account Value Charge.  We reserve the right to deduct a Monthly Account Value Charge as part of the Monthly Deduction.  We currently do not plan to assess a charge of this type.  The maximum charge we could charge in the future is 0.04% of Accumulated Value each month.  We may profit from this charge and may use the charge for any lawful purpose.

Optional Benefit Charges.  The Monthly Deduction will include charges for any additional benefits added to the Policy.  We discuss the charges for the riders below.  The monthly charges are also specified in the applicable rider and in the “Fee Table” section above.  An explanation of what is provided in consideration for each rider can be found in the description of each rider, either in the “Optional Benefits” section below or in the SAI.

We will deduct a charge for the waiver of monthly deductions rider on the Date of Issue of the Policy and on each Monthly Policy Date after that date until the Insured reaches Attained Age 65.  The charge ranges from $0.27 to $0.05 per month, multiplied by the Monthly Deduction.

We will deduct the charge for the accidental death benefit rider on the Date of Issue of the Policy and on each Monthly Policy Date after that date until the Insured reaches Attained Age 70.  The charge ranges from $0.18 to $0.02 per month per $1,000 of the accidental death benefit.

We will deduct the charge for the guaranteed insurability option rider on the Date of Issue of the Policy and on each Monthly Policy Date after that date until the Insured reaches Attained Age 40.  The charge ranges from $0.16 to $0.02 per month times the option amount.

We will deduct the charge for the accelerated care rider on the Date of Issue of the Policy and on each Monthly Policy Date after that date until the Insured reaches Attained Age 121.  The guaranteed charge ranges from $4.32 to $0.03 per $1,000 of Net Amount at Risk per month, plus between $0.92 and $0.0007 per dollar of Monthly Deduction.

We will deduct the charge for the chronic care protection rider on the Date of Issue of the Policy and on each Monthly Policy Date after that date until the Insured reaches Attained Age 121.  The charge ranges from $4.34 to $0.01 per $1,000 of rider Face Amount per month.

We will deduct the charge for the balance sheet benefit rider on the Date of Issue of the Policy and on each Monthly Policy Date after that date during the first ten Policy Years and during the first ten Policy Years following an increase in the Face Amount.  The charge ranges from $0.12 to $0.02 per $1,000 of Face Amount per month.

We will deduct the charge for the children’s term rider on the Date of Issue of the Policy and on each Monthly Policy Date after that date until the Policy Anniversary following the last covered dependent child’s 23rd birthday.  The charge is $0.46 per $1,000 of rider Face Amount while the rider is in force regardless of the number of children covered.

We will deduct the charge for the other insured rider on the Date of Issue of the Policy and on each Monthly Policy Date after that date until the youngest covered other Insured reaches Attained Age 100.  The charge ranges from $38.71 to $0.01 per $1,000 of rider Face Amount per month for each other Insured.

We will deduct the charge for the waiver of specified premium rider on the Date of Issue of the Policy and on each Monthly Policy Date after that date until the Insured reaches Attained Age 65.  The charge ranges from $0.07 to $0.03 per dollar of waiver benefit per month.

In addition, we will deduct the charge for the overloan protection rider when you exercise the rider.  The charge ranges from 4.20% to 0.87% of Accumulated Value.

Withdrawal Charge

Although we do not currently assess such a change, we may assess on each Withdrawal a charge of $25.  If assessed, we will deduct this Withdrawal charge from the Withdrawal amount.  The Withdrawal charge is intended to reimburse us for administrative costs associated with processing a Withdrawal.

Transfer Fee

Although we do not currently assess such a charge, we may assess a transfer fee of $25 if the number of transfers exceeds 12 in a given Policy Year.  We may also pass through any fees charged by a portfolio as a result of the transfer, including a short-term trading or redemption fee.  The transfer fee is intended to reimburse us for administrative costs associated with processing a transfer.

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Loan Interest Spread

A loan interest spread is assessed by crediting a lower rate on Accumulated Value held as loan collateral than the rate charged on the outstanding loan.  The maximum amount of loan interest spread is 2% of the amount held as Collateral. We currently plan to offer zero spread loans.  A loan interest spread is not a fee.

Projection Report Charge

Although we do not currently assess such a charge, we may impose a charge (not to exceed $25) for preparing each projection report you request, after the initial projection report.  This report will project future values and future Death Benefits for the Policy.  We will notify you in advance of the amount of the charge.  You may elect to pay the charge in advance.  If not paid in advance, we will deduct this charge from the subaccounts of the Separate Account and/or the General Account in proportion to their Accumulated Values on the date of the deduction.

Subaccount Tax Charge

We may deduct a subaccount tax charge for taxes and amounts set aside as a reserve for taxes in determining the value of a unit value for each of the subaccounts in the event such a tax is levied on that subaccount in the future.  This charge is currently not assessed.

Other Charges

The Separate Account purchases shares of the portfolios at net asset value.  The net asset value of those shares reflects management fees and expenses already deducted from the assets of the portfolios.  Historical expense ratio information for the portfolios is presented in the “Fee Tables” section, above.  More detailed information is contained in the portfolios’ prospectuses which accompany this prospectus.

We sell the Policies through registered representatives of broker dealers.  These registered representatives are also appointed and licensed as our insurance agents.  We pay commissions to the broker-dealers for selling the Policies.  You do not directly pay these commissions.  We do.  We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policies.

OPTIONAL BENEFITS

You may add additional benefits to your Policy by purchasing optional riders.  Election of any of these riders involves an additional cost.  The riders are subject to the restrictions and limitations set forth in the applicable Policy riders.  The following riders are available under the Policy.

•                                          Accelerated Benefit Rider

•                                          Accidental Death Benefit Rider

•                                          Balance Sheet Benefit Rider

•                                          Children’s Term Rider

•                                          Guaranteed Insurability Option Rider

•                                          Other Insured Rider

•                                          Overloan Protection Rider

•                                          Qualified Plan Exchange Privilege Rider

•                                          Waiver of Monthly Deductions Rider

•                                          Waiver of Specified Premium Rider

Any one of these riders may not be available in your state and the terms of the rider may vary by state.  We describe certain of the riders below.  More information about these riders and others not available on policies issued after September 19, 2011 is available from your agent and in the Statement of Additional Information.

Accelerated Care Rider

Under the optional accelerated care rider, we will make periodic partial prepayments to you of all or a portion of your Death Benefit if the Insured becomes “chronically ill”. This rider was available only at Policy issue, and only for Policies issued prior to September 19, 2011.  This rider is not available under Policies issued on and after September 19, 2011.

Chronic Care Protection Rider

The optional chronic care protection rider provides benefits to pay for expenses incurred by an Insured for qualified long-term care services beyond the date on which payments under an accelerated care rider would terminate because the entire Death Benefit of the

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Policy has been accelerated.   This rider was available only at Policy issue, and only for Policies issued prior to September 19, 2011.  This rider is not available under Policies issued on and September 19, 2011.

Accelerated Benefit Rider

This rider provides an accelerated Death Benefit prior to the death of the Insured in certain circumstances where a terminal illness or chronic illness creates a need for access to the Death Benefit.  Accelerated Death Benefits paid under this rider are discounted. There is no cost for this rider.

Overloan Protection Rider

If you elect the overloan protection rider, we will guarantee that the Policy will not lapse if you meet the conditions to exercise the rider, and do exercise the rider before the Policy lapses.  There is no charge for electing the rider, but you will be charged if the rider is exercised.  See Appendix F for more information about the rider.

Availability.  This rider is available only if the GPT is elected for determining compliance with the federal definition of life insurance.

Mechanics of the Rider.  As described in your rider, the rider may be exercised if all the following conditions are met:

3)             the Attained Age of the Insured is greater than or equal to 75; and

4)             the Policy to which the rider is attached has been in force for at least fifteen years from the Policy Date of Issue; and

5)             outstanding debt on the Policy must exceed the total Face Amount of the Policy; and

6)             the outstanding debt divided by the excess of the Accumulated Value over the Surrender Charge exceeds 0.95.

We will send you a notification when these conditions have been met.  The rider must be exercised within sixty days of the date we mail notification.  If it is not, the rider will terminate.

Other Effects of Exercise.  All values from the Separate Account will be transferred to the General Account.  No further transfers from the General Account to the Separate Account may be made.  No additional premiums may be paid into the Policy.  Withdrawals will no longer be allowed.  Monthly Deductions will cease.  Any additional benefit riders whose monthly cost was included in the Monthly Deductions will terminate.  The Policy Death Benefit Options will be switched to Option A if Option B is in effect.  No adjustments will be made to the Policy Face Amount.  No further change in Death Benefit Option and no further loans will be permitted.

Other Possible Products.  Features similar to the overloan protection rider are available in other products that do not offer subaccount options, including National Life’s Ultra Select and AssurePlus Protector policies.  If you do not plan on making use of the subaccounts offered in Investor Select, then another non-variable universal life policy may be more cost effective for you.

Termination.  This rider will terminate on the earliest of:

•      the date that your Policy terminates or matures (depending on the state of issue);

•      60 days following our mailing of notification that the conditions for exercising this rider have been met; or

•      the Monthly Policy Date following the receipt of your request to terminate this rider.

If the overloan protection rider is in force at the time your Policy lapses, you may reinstate the rider when you reinstate your Policy.

Tax matters.  With the overloan protection rider, this Policy may be purchased with the intention of accumulating cash value on a tax-free basis for some period (such as, until retirement) and then periodically borrowing from the Policy without allowing the Policy to lapse.  Anyone contemplating the purchase of the Policy with the intention of pursuing this strategy or otherwise exercising the “overloan protection” provided under the rider should be aware that, among other risks, it has not been ruled on by the IRS or the courts and it may be subject to challenge by the IRS, because it is possible that the loans will be treated as taxable distributions when the rider causes the Policy to convert into a fixed Policy.  You should consult a tax advisor before exercising the Overloan Protection Rider.

Balance Sheet Benefit Rider

We offer an optional balance sheet benefit rider, which can be used to increase the Cash Surrender Value of the Policy during periods when Surrender Charges apply.  There is a monthly cost for the rider that will reduce the Policy’s Accumulated Value and long term Cash Surrender Value relative to a similar Policy without the rider.  Thus, careful consideration should be given before electing this rider.

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Children’s Term Rider

We offer an optional children’s term rider that provides term insurance for the Face Amount of the rider on all of the Insured’s dependent children.

Other Insured Rider

We offer an optional other insured rider that provides annual renewable term insurance on up to five other Insureds.

Qualified Plan Exchange Privilege Rider

The qualified plan exchange privilege rider permits the Insured under a Policy owned by a Qualified Pension Plan (qualified pension and profit sharing plans that have met all the requirements under Internal Revenue Code Section 401) to purchase a new life insurance policy without providing evidence of insurability, subject to the terms of the rider, when the original Policy is surrendered by the Plan.  There is no charge for this rider.

Waiver of Specified Premium Rider

If you elect the waiver of specified premium rider, we will pay the specified waiver benefit as a premium into the Policy on a monthly basis if the Insured becomes totally disabled, subject to certain conditions.

FEDERAL TAX CONSIDERATIONS

The following summary provides a general description of the federal tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations.  This discussion is not intended as tax advice.  Counsel or other competent tax advisors should be consulted for more complete information.  This discussion is based upon our understanding of the present federal income tax laws.  No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code.  Guidance as to how these requirements are to be applied is limited.  Nevertheless, National Life believes that a Policy issued on the basis of a standard Rate Class should satisfy the applicable requirements.  There is less guidance, however, with respect to a policy issued on a substandard basis (i.e., a Rate Class involving higher than standard mortality risk) and it is not clear whether such a policy will in all cases satisfy the applicable requirements particularly if you pay the full amount of premiums permitted under the Policy.  In addition, in the case of the accelerated death benefit rider, the accelerated care rider, or the chronic care protection rider, the tax qualification consequences of continuing the Policy after a distribution is made are unclear.  If it is subsequently determined that a Policy does not satisfy the applicable requirements, National Life may take appropriate steps to bring the Policy into compliance with such requirements and National Life reserves the right to modify the Policy as necessary in order to do so.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets.  Although published guidance does not address certain aspects of the Policies, National Life believes that the owner of a Policy should not be treated as the owner of the underlying assets.  While National Life believes that the Policy does not give Owners investment control over Separate Account assets, we reserve the right to modify the Policy as necessary to prevent the Owner from being treated as the owner of the Separate Account assets supporting the Policy.

In addition, the Code requires that the investments of the Separate Account be “adequately diversified” in order for the policy to be treated as a life insurance contract for federal income tax purposes.  It is intended that the Separate Account, through the portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal tax purposes.

Tax Treatment of Policy Benefits

In General.  National Life believes that the Death Benefit under a Policy should generally be excludible from the gross income of the Beneficiary.  Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary.  A tax advisor should be consulted on these consequences.

Depending on the circumstances, the exchange of a Policy, an increase or decrease of a Policy’s Face Amount, a change in the Policy’s Death Benefit Option (e.g., a change from Death Benefit Option A to Death Benefit Option B or vice versa), a Policy loan, a

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Withdrawal, a surrender, a change in ownership, or an assignment of the Policy may have federal income tax consequences.  A tax advisor should be consulted before effecting any of these Policy changes.

Generally, as long as you are not subject to the federal corporate Alternative Minimum Tax, you will not be deemed to be in constructive receipt of the Accumulated Value, including increments thereof, until there is a distribution.  The tax consequences of distributions from, and loans taken from or secured by a Policy depend upon whether the Policy is classified as a “Modified Endowment Contract”.  Whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or lapse of a Policy, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

Modified Endowment Contracts.  Under the Internal Revenue Code, certain life insurance contracts are classified as Modified Endowment Contracts, with less favorable tax treatment than other life insurance contracts.  Due to the flexibility of the Policy as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a Modified Endowment Contract.  In general a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the “7-pay test.”  A Policy will fail the 7-pay test if at any time in the first seven Policy Years, the amount paid in the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.  A Policy issued in a tax-free exchange for a Modified Endowment Contract will also be treated as a Modified Endowment Contract.

If there is a reduction in the benefits under the Policy during the first seven years, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced Face Amount.  If there is a “material change” in the Policy’s benefits or other terms, the Policy may have to be retested as if it were a newly issued Policy.  A material change may occur, for example, when there is an increase in the Death Benefit which is due to the payment of an unnecessary premium.  Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a Death Benefit equal to the lowest Death Benefit that was payable in the first seven Policy Years.  To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments or to limit reductions in benefits.  A current or prospective Owner should consult a tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

Distributions Other Than Death Benefits from Modified Endowment Contracts.  Policies classified as Modified Endowment Contracts are subject to the following tax rules:

(1)                                 All distributions other than death benefits from a Modified Endowment Contract, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner’s investment in the Policy only after all gain has been distributed.

(2)                                 Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

(3)                                 A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59½ or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner’s Beneficiary or designated Beneficiary.

If a Policy becomes a Modified Endowment Contract, all distributions that occur during the Policy Year in which the Policy becomes a Modified Endowment Contract and all subsequent distributions will be taxed as distributions from a Modified Endowment Contract.  In addition, distributions from a Policy within two years before it becomes a Modified Endowment Contract may be taxed in this manner.  This means that a distribution made from a Policy that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts.  Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Owner’s investment in the Policy and only after the recovery of all investment in the Policy as taxable income.  However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not classified as a Modified Endowment Contract are generally not treated as distributions.  However, the tax consequences associated with loans (like the loans permitted under the Policy) with little or no interest rate spread (e.g., wash loans) are less clear and a tax advisor should be consulted about such loans.

Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

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Investment in the Policy.  Your investment in the Policy is generally your aggregate premium payments.  When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free, plus, in the case of a Modified Endowment Contract, an outstanding indebtedness that has been subject to tax.

Policy Loans.  In general, interest paid on any loan under a Policy will not be deductible.  If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness to the extent it has not been previously taxed, will be added to the amount distributed and will be taxed accordingly.  Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

Overloan Protection Rider.  Anyone contemplating the purchase of the Policy with the overloan protection rider should be aware that the tax consequences of the overloan protection rider have not been ruled on by the IRS or the courts and it is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the overloan protection rider causes the Policy to be converted into a fixed Policy.  You should consult a tax adviser as to the tax risks associated with the overloan protection rider.  See Appendix F for more information about the rider.

Withholding.  To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability.  Recipients can generally elect, however, not to have tax withheld from distributions.

Exchanges.  Generally, there are no tax consequences when you exchange one life insurance policy for another, so long as the same person is being insured (a change of the Insured is a taxable event).  Paying additional premiums under the new policy may cause it to be treated as a modified endowment contract.  The new policy may also lose any “grandfathering” privilege, where you would be exempt from certain legislative or regulatory changes made after your original policy was issued, if you exchange your policy.  Distributions made as part of an exchange, or for a certain period before and after an exchange, may be treated as earnings regardless of the status of the policy.  You should consult with a tax advisor if you are considering exchanging any life insurance policy.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations.  The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents.  Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies.  In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence.  Additional withholding may occur with respect to entity purchases (including foreign corporations, partnerships and trusts) that are not U.S. residents.  Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.  The Policy is not for sale outside of the U.S.

Life Insurance Purchases by Residents of Puerto Rico.  In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Multiple Policies.  All Modified Endowment Contracts that are issued by National Life (or its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Owner’s income when a taxable distribution occurs.

Business Uses of the Policy.  Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others.  The tax consequences of such plans may vary depending on the particular facts and circumstances.  If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.  In recent years, moreover, Congress has adopted rules relating to life insurance owned by businesses and the IRS has issued guidance regarding split dollar insurance.  Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

Employer-owned life insurance contracts.  Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances).  An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contact.  It is the employer’s responsibility to verify the eligibility of the intended Insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j).  These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006.  A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Non-Individual Owners and Business Beneficiaries of Policies.  If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy.  In addition, if a business (other than a sole proprietorship) is directly or indirectly a

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Beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules.  Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an Owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a Beneficiary of a Policy.

Split Dollar Arrangements.  The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements.  Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

Additionally the Sarbanes-Oxley Act of 2002 (the “Act”) prohibits, with limited exceptions, publicly traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers.  It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, because such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, as long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002.  Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Alternative Minimum Tax.  There may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the Owner is subject to that tax.

Tax Shelter Regulations.  Purchasers of the Policy that are corporations should consult a tax advisor about the treatment of the Policy under Treasury Regulations applicable to corporate tax shelters.

Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the Policy or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes.  For example, when the Insured dies, the death proceeds will generally be includable in the Owner’s estate for purposes of federal estate tax if the Insured owned the Policy.  If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner’s estate upon the Owner’s death.  The Policy would not be includable in the Insured’s estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a “generation skipping transfer (“GST”) tax” when all or part of a life insurance Policy is transferred to, or a Death Benefit is paid to, an individual two or more generations younger than the Owner.  Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law.  The individual situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

For 2015, the federal estate tax, gift tax and GST tax exemptions and maximum rates are $5,430,000 and 40%, respectively.

The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Medicare Tax on Investment Income.  A 3.8% tax may be applied to some or all of the taxable portion of some distributions (such as payments under certain settlement options) from life insurance contracts to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly, and $125,000 for married filing separately). Please consult a tax advisor for more information.

Tax Consequences Associated with Accelerated Death Benefit, Accelerated Care and Chronic Care Protection Riders.  For a discussion of the tax consequences associated with these riders, see the detailed discussion for each of these riders in the SAI.

Continuation Beyond Age 100.  The tax consequences of continuing the Policy beyond the Insured’s 100th year are unclear.  You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured’s 100th year.

Foreign Tax Credits.  We may benefit from any foreign tax credits attributable to taxes paid by certain portfolios to foreign jurisdictions to the extent permitted under federal tax law.

54

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise.  Consult a tax adviser with respect to legislative developments and their effect on the Policy.

Possible Charges for National Life’s Taxes

At the present time, National Life makes no charge for any federal, state or local taxes (other than the charge for state premium taxes and the DAC Tax) that may be attributable to the subaccounts or to the policies.  National Life reserves the right to charge the subaccounts for any future taxes or economic burden National Life may incur.

LEGAL MATTERS

National Life and its affiliates, like other life insurance companies, are involved from time to time in lawsuits, arbitrations and regulatory proceedings.  In some cases, substantial damages and/or penalties have been sought.  National Life believes that at the present time, there are no pending or threatened lawsuits or legal or regulatory proceedings that are reasonably likely to have a material adverse impact on the Separate Account, on the ability of National Life to meet its obligations under the Policies, or on the ability of ESI to perform its obligations under the distribution agreement for the Policies, described below.

DISTRIBUTION OF THE POLICIES

We have entered into a distribution agreement with ESI, our affiliate, for the distribution and sale of the Policies.  Pursuant to this agreement, ESI serves as principal underwriter for the Policies.  ESI sells the Policies through its registered representatives.  ESI has also entered into selling agreements with other broker-dealers who in turn sell the Policies through their registered representatives.  ESI is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

ESI’s registered representatives who sell the Policy are registered with FINRA and with the states in which they do business.  More information about ESI and its registered representatives is available at www.finra.org or by calling 1-800-289-9999.  You also can obtain an investor brochure from FINRA through its BrokerCheck program.

National Life pays ESI commissions and other forms of compensation for sales of the Policies.  The maximum commissions payable to ESI are: during the first Policy Year, 50% of the premiums paid up to a target amount (which is a function of Face Amount, and which is used primarily to determine commission payments) and 3% of the premiums paid in excess of that amount; and for Policy Years 2 through 10, 4% of the premiums paid up to the target amount and 3% of premiums paid in excess of that amount.  For Policy Year 11 and after, commissions payable to ESI will be 1.5% of all premiums paid.  For premiums received in the year following an increase in Face Amount and attributable to the increase, the maximum commissions that National Life will pay to ESI will be 48.5% up to the target amount for the increase.  The commission schedule will vary from the above if the Owner chooses to include the balance sheet benefit rider in the Policy, but in this case the present value of total commissions will not exceed the above schedule.

National Life general agents, who may also be registered as principals with ESI, also receive compensation on Policies sold through ESI registered representatives.  National Life general agents may also receive fees from ESI relating to sales of the Policies by broker-dealers other than ESI, where the selling registered representative has a relationship with such general agent’s National Life agency; such compensation may be as much as 14% of the first year premium up to the target amount.

Most retail broker-dealers, other than ESI, will receive commission during the first Policy Year of 85% of the premiums paid up to the target amount and 4% of the premiums paid in excess of that amount.  In the case of a few retail broker-dealers, ESI has negotiated a higher commission of 90% of first year premiums up to the target amount.  For Policy Years 2 through 10, the maximum gross dealer concession will be 4% of the premiums paid.  For Policy Year 11 and after, the commission will be 1.5% of all premiums paid.  For premiums received in the year following an increase in Face Amount and attributable to the increase, the maximum broker-dealer commission will be 50% up to the target amount for the increase.  A portion of the payments made to selling broker-dealers firms by ESI may be passed on to their registered representatives in accordance with their internal compensation arrangements.  Those arrangements may also include other types of cash and non-cash compensation and other benefits.  You may ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

National Life may provide loans to unaffiliated broker-dealers who sell the Policy.  Those unaffiliated broker-dealers may in turn provide loans to their registered representatives, to finance business development.  National Life may then provide further loans to the broker-dealers, or may forgive outstanding loans based on specified business criteria, including sales of the Policies.

From time to time we may offer specific sales incentives to selling broker-dealers.  The selling broker-dealers, on their own accord, may pass through some or all of these incentives to their registered representatives.  These incentives may take the form of cash

55

bonuses for reaching certain sales levels or for attaining a high ranking among registered representatives based on sales levels.  These incentive programs may also include sales of National Life’s or their affiliates’ other products.  To the extent, if any, that such bonuses are attributable to the sale of variable products, including the Policies, such bonuses will be paid through the agent’s broker-dealer.

National Life, ESI and/or their affiliates may contribute amounts to various non-cash and cash incentives paid by ESI to its registered representatives the amounts of which may be based in whole or in part on the sales of the Policies, including (1) sponsoring educational programs, (2) contributing to sales contests and/or promotions in which participants receive prizes such as travel, merchandise, hardware and/or software; (3) paying for occasional meals, lodging and/or entertainment; (4) making cash payments in lieu of business expense reimbursements; (5) making loans and forgiving such loans and/or (6) health and welfare benefit programs.

Commissions and other incentives or payments described above are not charged directly to Policy Owners or to the Separate Account.  However, commissions and other incentives or payments described above are reflected in the fees and charges that you do pay directly or indirectly.

Deutsche, Fidelity, Franklin Templeton and T. Rowe Price make payments to ESI under their 12b-1 plans in consideration of services provided by ESI in selling or servicing shares of these funds.  In each case these payments amount to no greater than 0.25% of Separate Account assets invested in the particular fund.

See “Distribution of the Policies” in the Statement of Additional Information for more information about compensation paid for the sale of the Policies.

OTHER POLICY PROVISIONS

Incontestability.  The Policy will be incontestable after it has been in force during the Insured’s lifetime for two years from the Date of Issue (or such other date as required by state law).  Similar incontestability will apply to an increase in Face Amount or reinstatement after it has been in force during the Insured’s lifetime for two years from its effective date.

Before such times, however, we may contest the validity of the Policy (or changes) based on material misstatements in the initial or any subsequent application.

Misstatement of Age and Sex. If the Insured’s age or sex was stated incorrectly in the application or any supplemental application, we will adjust the Face Amount to the amount that would have been payable at the correct age and sex based on the most recent Monthly Deduction before the date we received proof to our satisfaction of such misstatement. If the Insured’s age has been overstated or understated, we will calculate future Monthly Deductions based on the Insured’s correct age and sex. If the Insured has died, we will adjust the Face Amount as of the last Monthly Policy Date prior to the Insured’s death.

HOUSEHOLDING AND DELIVERY OF DOCUMENTS

To eliminate duplicate mailings and reduce expenses, we may mail only one copy of the prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents to your household, including the prospectuses or summary prospectuses for the portfolios, even if more than one Owner lives there.  If you would like an additional copy or if would like to continue to receive your own copy of any of these documents, you may call us toll-free at 1-800-732-8939 or write us at our Home Office.

FINANCIAL STATEMENTS

The financial statements of National Life and of the Separate Account are included in the Statement of Additional Information.  The financial statements of National Life should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon National Life’s general financial strength and claims paying ability, and its ability to meet its obligations under the Policies.  In addition to General Account allocations, General Account assets are used to pay benefits that exceed your Accumulated Value under the Policy.  National Life’s General Account assets principally consist of fixed-income securities, including corporate bonds, mortgage-backed/asset-backed securities, and mortgage loans on real estate.  National Life and its affiliates enter into equity derivative contracts (futures and options) to hedge exposures embedded in their equity indexed insurance products, and may enter into other types of derivatives transactions from time to time.  All of National Life’s General Account investments are exposed to various investment risks.  National Life’s financial statements include a further discussion of risks associated with General Account investments.

Further, you should only consider NLV Financial’s financial statements as bearing on the ability of NLV Financial to meet its obligations under the keep well and pledge and security agreement.

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GLOSSARY

Accumulated Value	The sum of the Policy’s values in the Separate Account and the General Account.

Attained Age	The Issue Age of the Insured plus the number of full Policy Years which have passed since the Date of Issue.

Automatic Payment Plan	Monthly payment schedule pursuant to which premium payments will be automatically deducted from a bank account or other source, rather than being “billed.”

Beneficiary

The person(s) or entity(ies) designated to receive all or some of the Death Benefit when the Insured dies. The Beneficiary is designated in the application or if subsequently changed, as shown in the latest change filed with National Life. The interest of any Beneficiary who dies before the Insured shall vest in the Owner unless otherwise stated.

Cash Surrender Value	The Accumulated Value minus any applicable Surrender Charge, and minus any outstanding Policy loans and accrued interest on such loans.

Collateral	The portion of the Accumulated Value in the General Account which secures the amount of any Policy loan.

DAC Tax	A tax attributable to specified Policy acquisition expenses under Internal Revenue Code Section 848.

Date of Issue

The date on which the Policy is issued, which is set forth in the Policy. It is used to determine Policy Years, policy months and Monthly Policy Dates, as well as to measure suicide and contestable periods.

Death Benefit

The Policy’s Unadjusted Death Benefit, plus any relevant additional benefits provided by a supplementary benefit rider, less any outstanding Policy loan and accrued interest, and less any unpaid Monthly Deductions .

Dollar Cost Averaging	Permits you to automatically transfer funds from the Money Market Subaccount to any other subaccounts on a monthly basis

Duration

The number of full years the insurance has been in force; for the Initial Face Amount, measured from the Date of Issue; for any increase in Face Amount, measured from the effective date of such increase.

Face Amount	The Initial Face Amount plus any increases in Face Amount and minus any decreases in Face Amount.

General Account	The account which holds the assets of National Life which are available to support its insurance and annuity obligations.

Grace Period

A 61-day period measured from the date on which notice of pending lapse is sent by National Life, during which the Policy will not lapse and insurance coverage continues. To prevent lapse, the Owner must during the Grace Period make a premium payment which is determined as follows.

During the Policy Protection Period, the premium needed to keep the Policy in force beyond a Grace Period shall equal the greater of 1) the premium which will be sufficient to produce an Accumulated Value, net of debt, equal to three times the Monthly Deduction due at the beginning of the Grace Period, or 2) an amount equal to the sum of

• the cumulative Minimum Monthly Premiums due at the start of the Grace

57

Period; plus
• three times the Minimum Monthly Premium in effect at the beginning of the Grace Period; plus
• all Withdrawals; plus
• any debt; less
• all premiums paid,

but not more than the premium sufficient to produce a Cash Surrender Value equal to three times the Monthly Deduction due at the start of the Grace Period.

The premium needed to keep the Policy in force beyond a Grace Period which ends after the Policy Protection Period shall be the premium sufficient to produce a Cash Surrender Value equal to three times the Monthly Deduction due at the start of the Grace Period.

Home Office	National Life’s Home Office at National Life Drive, Montpelier, Vermont 05604; 1-800-732-8939 (toll-free telephone).

Initial Face Amount	The Face Amount of the Policy on the Date of Issue. The Face Amount may be increased or decreased after the first Policy Year.

Insured	The person upon whose life the Policy is issued.

Issue Age	The age of the Insured at his or her birthday nearest the Date of Issue. The Issue Age is stated in the Policy.

Minimum Face Amount	The Minimum Face Amount is generally $50,000. However, exceptions may be made in employee benefit plan cases.

Minimum Guarantee Premium

The sum of the Minimum Monthly Premiums in effect on each Monthly Policy Date since the Date of Issue (including the current month), plus all Withdrawals and outstanding Policy loans and accrued interest.

Minimum Initial Premium	The minimum premium required to issue a Policy. It is equal to the Minimum Monthly Premium.

Minimum Monthly Premium

The monthly amount used to determine the Minimum Guarantee Premium. This amount, which includes any substandard charges and any applicable rider charges, is determined separately for each Policy, based on the requested Initial Face Amount, and the Issue Age, sex and Rate Class of the Insured, and the Death Benefit option and any optional benefits selected. It is stated in each Policy.

Monthly Account Value Charge	A monthly charge up to 0.04% of Policy Value per month included in the Monthly Deduction.

Monthly Deduction

The amount deducted from the Accumulated Value on each Monthly Policy Date. It includes the Monthly Policy Fee, the cost of insurance charge, the Monthly Expense Charge, the Monthly Account Value Charge, and the monthly cost of any benefits provided by riders.

Monthly Expense Charge

The Monthly Expense Charge is computed as the product of the original Face Amount of the Policy and the appropriate Monthly Expense Charge rate. A separate Monthly Expense Charge will apply to each increase in Face Amount. The Monthly Expense Charge rate varies based on the Issue Age, sex, and Rate Class of the Insured and the Face Amount of the Policy at Issue.

Monthly Policy Date

The day in each calendar month which is the same day of the month as the Date of Issue, or the last day of any month having no such date, except that whenever the Monthly Policy Date would otherwise fall on a date other than a Valuation Day, the Monthly Policy Date will be deemed to be the next Valuation Day.

58

Monthly Policy Fee	A charge of $7.50 per month included in the Monthly Deduction, which is intended to reimburse National Life for ordinary administrative expenses.

Net Amount at Risk	The amount by which the Unadjusted Death Benefit exceeds the Accumulated Value.

Net Premium	The remainder of a premium after the deduction of the Percent of Premium Expense Charge.

Owner	The person(s) or entity(ies) entitled to exercise the rights granted in the Policy.

Planned Periodic Premium

The premium amount which the Owner plans to pay at the frequency selected. The Owner may request a reminder notice and may change the amount of the Planned Periodic Premium. The Owner is not required to pay the designated amount.

Policy Anniversary	The same day and month as the Date of Issue in each later year.

Policy Protection Period

The first 60 months following the Date of Issue during which this Policy remains continuously in force is referred to as the Policy Protection Period. An increase in coverage does not initiate a new Policy Protection Period.

Policy Year	A year that starts on the Date of Issue or on a Policy Anniversary.

Portfolio Rebalancing	Permits you to automatically rebalance the value in the subaccounts on a semi-annual basis, based on your premium allocation percentages in effect at the time of the rebalancing.

Percent of Premium Expense Charge	A charge deducted from each premium payment. This may be used to cover the cost of state and local premium taxes, the federal DAC Tax, and certain sales and marketing expenses.

Rate Class

The classification of the Insured for cost of insurance purposes. The Rate Classes are: elite preferred nonsmoker; preferred nonsmoker; standard nonsmoker; preferred smoker; standard smoker; juvenile; and substandard.

Separate Account	National Variable Life Insurance Account.

Surrender Charge

The amount deducted from the Accumulated Value of the Policy upon lapse or surrender during the first ten Policy Years or the first ten years following an increase in coverage. The Surrender Charge is shown in the Policy.

Unadjusted Death Benefit

Under Option A, the greater of the Face Amount or the applicable percentage of the Accumulated Value on the date of death; under Option B, the greater of the Face Amount plus the Accumulated Value on the date of death, or the applicable percentage of the Accumulated Value on the date of death. The Death Benefit option is selected at time of application but may be later changed.

Valuation Day

A Valuation Day is each day that the New York Stock Exchange is customarily open for trading, except for any day on which trading is restricted by directive of the Securities and Exchange Commission. A Valuation Day ends at the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. Eastern Time.

Valuation Period	The time between two successive Valuation Days. Each Valuation Period includes a Valuation Day and any non-Valuation Day or consecutive non-Valuation Days immediately preceding it.

Withdrawal

A payment made at the request of the Owner pursuant to the right in the Policy to withdraw a portion of the Cash Surrender Value of the Policy. The Withdrawal charge will be deducted from the Withdrawal amount.

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APPENDIX A:  Illustration of Death Benefits, Accumulated Values and Cash Surrender Values

The following tables illustrate how the Death Benefits, Accumulated Values and Cash Surrender Values of a Policy may change with the investment experience of the Separate Account.  The tables show how the Death Benefits, Accumulated Values and Cash Surrender Values of a Policy issued to an Insured of a given age, sex and Rate Class would vary over time if the investment return on the assets held in each portfolio were a uniform, gross, annual rate of 0%, 6% and 8%.  These gross rates of return do not include the deduction of the charges and expenses of the underlying Portfolios.

The tables on the following pages illustrate a Policy issued to a male Insured, Age 45 in the Standard Nonsmoker Rate Class with a Face Amount of $250,000, Death Benefit Option A (pages A-2 to A-4) or Death Benefit Option B (pages A-5 to A-7), GPT, and Planned Periodic Premiums of $3,000 (pages A-2 to A-4) or $4,000 (pages A-5 to A-7), paid at the beginning of each Policy Year.  The Death Benefits, Accumulated Values and Cash Surrender Values would be lower if the Insured was in a smoker or substandard class because the cost of insurance charges are higher for these classes.  Also, the values would be different from those shown if the gross annual investment returns averaged 0%, 6% and 8% over a period of years, but fluctuated above and below those averages during individual Policy Years.  The net annual rate of return shown in the tables is the gross annual rate reduced to reflect the average investment advisory fee and average operating expenses of the portfolios before reimbursement.

The second column of the tables shows the amount to which the premiums would accumulate if an amount equal to those premiums were invested to earn interest, after taxes, at 5% compounded annually.  The columns shown under the heading “Guaranteed” assume that throughout the life of the Policy, the Monthly Deductions are based on the maximum level permitted under the Policy; the columns under the heading “Current” assume that throughout the life of the Policy, the Monthly Deductions are based on the rates currently in effect.

The amounts shown in all tables reflect an averaging of certain other asset charges described below that may be assessed under the Policy, depending on how premiums are allocated. The total of the asset charges reflected in the Current and Guaranteed illustrations is 0.83%. This total charge is based on an assumption that an Owner allocates the Policy values equally among the Subaccounts of the Separate Account.

These asset charges reflect an investment advisory fee of 0.65%, which represents a simple average of the fees incurred by the Portfolios during 2014, 0.06% for 12b-1 fees, which represents the simple average of the 12b-1 fees incurred by the Portfolios in 2014, and expenses of 0.12%, which is based on a simple average of the actual expenses incurred by the Portfolios during 2014. These expenses have not been adjusted to take into account expense reimbursement arrangements. If the reimbursement arrangements were reflected, the Accumulated Values and Cash Surrender Values of a Policy which allocates Policy values equally among the Subaccounts would be higher than those shown in the following tables. For information on portfolio expenses, see the prospectuses for the portfolios accompanying this prospectus.

The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if premiums are paid and allocated as indicated, no amounts are allocated to the General Account, and no Policy loans are made.  The tables are also based on the assumption that the Owner has not requested an increase or decrease in the Face Amount, that no Withdrawals have been made and no transfers have been made in any Policy Year.

Please note: Actual returns will fluctuate over time and likely will be both positive and negative.  The actual values under the Policy could be significantly different from those shown even if actual returns averaged 0%, 6% and 8%, but fluctuated over and under those averages throughout the years shown.  Depending on the timing and degree of fluctuation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless the Owner pays more than the stated premium.

Upon request, by calling 1-800-732-8939 or sending an email to LifeCustomerService@nationallifegroup.com, National Life will provide a comparable illustration based upon the proposed Insured’s Age and Rate Class, the Death Benefit Option, Face Amount, Planned Periodic Premiums and riders requested.

Investor Select does not have a maturity date, except where required by state law. Guaranteed COI’s are assessed through Attained Age 121.

NATIONAL LIFE

INVESTOR SELECT FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT	MALE INSURED ISSUE AGE 45	STANDARD
DEATH BENEFIT OPTION A	ANNUAL PREMIUM $3,000	NONSMOKER

ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%

(NET ANNUAL RATE OF RETURN -0.83%)

	Premiums	Guaranteed			Current
End of	Accumulated		Cash			Cash
Policy	at 5% Interest	Accumulated	Surrender	Death	Accumulated	Surrender	Death
Year	Per Year	Value	Value	Benefit	Value	Value	Benefit

1	3,150	1,238	0	250,000	1,720	0	250,000
2	6,458	2,404	0	250,000	3,397	0	250,000
3	9,930	3,498	0	250,000	5,003	0	250,000
4	13,577	4,553	0	250,000	6,567	1,315	250,000
5	17,406	5,539	1,036	250,000	8,092	3,589	250,000
6	21,426	6,457	2,705	250,000	9,547	5,795	250,000
7	25,647	7,309	4,309	250,000	10,936	7,936	250,000
8	30,080	8,067	5,817	250,000	12,258	10,008	250,000
9	34,734	8,731	7,231	250,000	13,488	11,988	250,000
10	39,620	9,248	8,498	250,000	14,654	13,904	250,000
15	67,972	13,990	13,990	250,000	23,607	23,607	250,000
20	104,158	13,442	13,442	250,000	29,247	29,247	250,000
25	150,340	4,084	4,084	250,000	30,537	30,537	250,000
30	209,282				23,252	23,252	250,000
35	284,509				1,274	1,274	250,000
40	380,519
45	503,055
50	659,446
55	859,045
60	1,113,789
65	1,438,914
70	1,853,865
75	2,383,459

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results.  Actual investment results may be more or less than those shown.  The death benefit, accumulated value and cash surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6% or 8% over a period of years, but also fluctuated above or below that average throughout individual policy years.  The death benefit, accumulated value and cash surrender value would also be different from those shown, depending on the investment allocations made to the subaccounts of the separate account and the different rates of return of the subaccounts if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 8%, but varied above or below that average for particular subaccounts.  No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

NATIONAL LIFE

INVESTOR SELECT FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT	MALE INSURED ISSUE AGE 45	STANDARD
DEATH BENEFIT OPTION A	ANNUAL PREMIUM $3,000	NONSMOKER

ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6%

(NET ANNUAL RATE OF RETURN 5.12%)

	Premiums	Guaranteed			Current
End of	Accumulated		Cash			Cash
Policy	at 5% Interest	Accumulated	Surrender	Death	Accumulated	Surrender	Death
Year	Per Year	Value	Value	Benefit	Value	Value	Benefit

1	3,150	1,355	0	250,000	1,853	0	250,000
2	6,458	2,716	0	250,000	3,772	0	250,000
3	9,930	4,083	0	250,000	5,730	0	250,000
4	13,577	5,486	234	250,000	7,760	2,507	250,000
5	17,406	6,900	2,397	250,000	9,866	5,363	250,000
6	21,426	8,324	4,571	250,000	12,023	8,271	250,000
7	25,647	9,759	6,759	250,000	14,236	11,236	250,000
8	30,080	11,179	8,929	250,000	16,508	14,258	250,000
9	34,734	12,583	11,083	250,000	18,815	17,315	250,000
10	39,620	13,914	13,164	250,000	21,189	20,439	250,000
15	67,972	24,433	24,433	250,000	38,990	38,990	250,000
20	104,158	32,557	32,557	250,000	59,037	59,037	250,000
25	150,340	34,186	34,186	250,000	81,497	81,497	250,000
30	209,282	22,203	22,203	250,000	104,924	104,924	250,000
35	284,509				128,653	128,653	250,000
40	380,519				150,184	150,184	250,000
45	503,055				165,165	165,165	250,000
50	659,446				160,779	160,779	250,000
55	859,045				61,643	61,643	250,000
60	1,113,789
65	1,438,914
70	1,853,865
75	2,383,459

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results.  Actual investment results may be more or less than those shown.  The death benefit, accumulated value and cash surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6% or 8% over a period of years, but also fluctuated above or below that average throughout individual policy years.  The death benefit, accumulated value and cash surrender value would also be different from those shown, depending on the investment allocations made to the subaccounts of the separate account and the different rates of return of the subaccounts if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 8%, but varied above or below that average for particular subaccounts.  No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

NATIONAL LIFE

INVESTOR SELECT FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT	MALE INSURED ISSUE AGE 45	STANDARD
DEATH BENEFIT OPTION A	ANNUAL PREMIUM $3,000	NONSMOKER

ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 8%

(NET ANNUAL RATE OF RETURN 7.10%)

	Premiums	Guaranteed			Current
End of	Accumulated		Cash			Cash
Policy	at 5% Interest	Accumulated	Surrender	Death	Accumulated	Surrender	Death
Year	Per Year	Value	Value	Benefit	Value	Value	Benefit

1	3,150	1,395	0	250,000	1,898	0	250,000
2	6,458	2,823	0	250,000	3,901	0	250,000
3	9,930	4,289	0	250,000	5,986	0	250,000
4	13,577	5,826	574	250,000	8,191	2,939	250,000
5	17,406	7,409	2,906	250,000	10,526	6,023	250,000
6	21,426	9,041	5,289	250,000	12,969	9,217	250,000
7	25,647	10,728	7,728	250,000	15,531	12,531	250,000
8	30,080	12,444	10,194	250,000	18,221	15,971	250,000
9	34,734	14,193	12,693	250,000	21,022	19,522	250,000
10	39,620	15,920	15,170	250,000	23,972	23,222	250,000
15	67,972	29,568	29,568	250,000	46,439	46,439	250,000
20	104,158	43,435	43,435	250,000	75,494	75,494	250,000
25	150,340	54,707	54,707	250,000	113,996	113,996	250,000
30	209,282	58,764	58,764	250,000	165,984	165,984	250,000
35	284,509	40,677	40,677	250,000	242,736	242,736	254,873
40	380,519				354,744	354,744	372,481
45	503,055				506,415	506,415	531,735
50	659,446				717,453	717,453	724,628
55	859,045				1,019,088	1,019,088	1,029,279
60	1,113,789				1,439,259	1,439,259	1,453,652
65	1,438,914				2,025,756	2,025,756	2,046,014
70	1,853,865				2,844,419	2,844,419	2,872,863
75	2,383,459				3,987,150	3,987,150	4,027,021

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results.  Actual investment results may be more or less than those shown.  The death benefit, accumulated value and cash surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6% or 8% over a period of years, but also fluctuated above or below that average throughout individual policy years.  The death benefit, accumulated value and cash surrender value would also be different from those shown, depending on the investment allocations made to the subaccounts of the separate account and the different rates of return of the subaccounts if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 8%, but varied above or below that average for particular subaccounts.  No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

NATIONAL LIFE

INVESTOR SELECT FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT	MALE INSURED ISSUE AGE 45	STANDARD
DEATH BENEFIT OPTION B	ANNUAL PREMIUM $4,000	NONSMOKER

ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%

(NET ANNUAL RATE OF RETURN -0.83%)

	Premiums	Guaranteed			Current
End of	Accumulated		Cash			Cash
Policy	at 5% Interest	Accumulated	Surrender	Death	Accumulated	Surrender	Death
Year	Per Year	Value	Value	Benefit	Value	Value	Benefit

1	4,200	2,161	0	252,161	2,652	0	252,652
2	8,610	4,234	0	254,234	5,251	0	255,251
3	13,241	6,221	219	256,221	7,770	1,767	257,770
4	18,103	8,153	2,900	258,153	10,238	4,985	260,238
5	23,208	9,999	5,497	259,999	12,655	8,153	262,655
6	28,568	11,763	8,010	261,763	14,993	11,241	264,993
7	34,196	13,443	10,443	263,443	17,252	14,252	267,252
8	40,106	15,013	12,763	265,013	19,433	17,183	269,433
9	46,312	16,473	14,973	266,473	21,506	20,006	271,506
10	52,827	17,766	17,016	267,766	23,502	22,752	273,502
15	90,630	26,037	26,037	276,037	36,331	36,331	286,331
20	138,877	28,382	28,382	278,382	45,173	45,173	295,173
25	200,454	21,622	21,622	271,622	48,821	48,821	298,821
30	279,043	1,726	1,726	251,726	42,841	42,841	292,841
35	379,345				22,514	22,514	272,514
40	507,359
45	670,741
50	879,262
55	1,145,393
60	1,485,052
65	1,918,552
70	2,471,820
75	3,177,946

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results.  Actual investment results may be more or less than those shown.  The death benefit, accumulated value and cash surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6% or 8% over a period of years, but also fluctuated above or below that average throughout individual policy years.  The death benefit, accumulated value and cash surrender value would also be different from those shown, depending on the investment allocations made to the subaccounts of the separate account and the different rates of return of the subaccounts if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 8%, but varied above or below that average for particular subaccounts.  No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

NATIONAL LIFE

INVESTOR SELECT FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT	MALE INSURED ISSUE AGE 45	STANDARD
DEATH BENEFIT OPTION B	ANNUAL PREMIUM $4,000	NONSMOKER

ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6%

(NET ANNUAL RATE OF RETURN 5.12%)

	Premiums	Guaranteed			Current
End of	Accumulated		Cash			Cash
Policy	at 5% Interest	Accumulated	Surrender	Death	Accumulated	Surrender	Death
Year	Per Year	Value	Value	Benefit	Value	Value	Benefit

1	4,200	2,334	0	252,334	2,841	0	252,841
2	8,610	4,714	0	254,714	5,796	0	255,796
3	13,241	7,143	1,140	257,143	8,841	2,838	258,841
4	18,103	9,653	4,401	259,653	12,011	6,759	262,011
5	23,208	12,218	7,716	262,218	15,313	10,811	265,313
6	28,568	14,840	11,088	264,840	18,723	14,970	268,723
7	34,196	17,522	14,522	267,522	22,245	19,245	272,245
8	40,106	20,236	17,986	270,236	25,887	23,637	275,887
9	46,312	22,982	21,482	272,982	29,622	28,122	279,622
10	52,827	25,703	24,953	275,703	33,488	32,738	283,488
15	90,630	43,808	43,808	293,808	59,653	59,653	309,653
20	138,877	60,322	60,322	310,322	89,273	89,273	339,273
25	200,454	70,680	70,680	320,680	121,691	121,691	371,691
30	279,043	68,147	68,147	318,147	152,453	152,453	402,453
35	379,345	37,236	37,236	287,236	175,259	175,259	425,259
40	507,359				175,203	175,203	425,203
45	670,741				124,649	124,649	374,649
50	879,262
55	1,145,393
60	1,485,052
65	1,918,552
70	2,471,820
75	3,177,946

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results.  Actual investment results may be more or less than those shown.  The death benefit, accumulated value and cash surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6% or 8% over a period of years, but also fluctuated above or below that average throughout individual policy years.  The death benefit, accumulated value and cash surrender value would also be different from those shown, depending on the investment allocations made to the subaccounts of the separate account and the different rates of return of the subaccounts if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 8%, but varied above or below that average for particular subaccounts.  No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

NATIONAL LIFE

INVESTOR SELECT FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT	MALE INSURED ISSUE AGE 45	STANDARD
DEATH BENEFIT OPTION B	ANNUAL PREMIUM $4,000	NONSMOKER

ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 8%

(NET ANNUAL RATE OF RETURN 7.10%)

	Premiums	Guaranteed			Current
End of	Accumulated		Cash			Cash
Policy	at 5% Interest	Accumulated	Surrender	Death	Accumulated	Surrender	Death
Year	Per Year	Value	Value	Benefit	Value	Value	Benefit

1	4,200	2,392	0	252,392	2,904	0	252,904
2	8,610	4,879	0	254,879	5,983	0	255,983
3	13,241	7,468	1,466	257,468	9,218	3,216	259,218
4	18,103	10,197	4,945	260,197	12,653	7,400	262,653
5	23,208	13,044	8,542	263,044	16,300	11,797	266,300
6	28,568	16,017	12,264	266,017	20,144	16,392	270,144
7	34,196	19,123	16,123	269,123	24,199	21,199	274,199
8	40,106	22,342	20,092	272,342	28,480	26,230	278,480
9	46,312	25,679	24,179	275,679	32,972	31,472	282,972
10	52,827	29,082	28,332	279,082	37,722	36,972	287,722
15	90,630	52,433	52,433	302,433	70,900	70,900	320,900
20	138,877	78,107	78,107	328,107	113,512	113,512	363,512
25	200,454	102,597	102,597	352,597	167,688	167,688	417,688
30	279,043	120,079	120,079	370,079	232,697	232,697	482,697
35	379,345	115,132	115,132	365,132	306,901	306,901	556,901
40	507,359	56,723	56,723	306,723	380,827	380,827	630,827
45	670,741				432,394	432,394	682,394
50	879,262				418,854	418,854	668,854
55	1,145,393				268,589	268,589	518,589
60	1,485,052				19,611	19,611	269,611
65	1,918,552
70	2,471,820
75	3,177,946

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results.  Actual investment results may be more or less than those shown.  The death benefit, accumulated value and cash surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6% or 8% over a period of years, but also fluctuated above or below that average throughout individual policy years.  The death benefit, accumulated value and cash surrender value would also be different from those shown, depending on the investment allocations made to the subaccounts of the separate account and the different rates of return of the subaccounts if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 8%, but varied above or below that average for particular subaccounts.  No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

APPENDIX B:  First Year Surrender Charge

(Annual rates per $1,000 of Face Amount)

	Male		Female
Issue Age	NS	S	NS	S
0	14.11	n/a	13.59	n/a
1	14.21	n/a	13.69	n/a
2	14.33	n/a	13.80	n/a
3	14.47	n/a	13.93	n/a
4	14.62	n/a	14.06	n/a
5	14.78	n/a	14.20	n/a
6	14.95	n/a	14.34	n/a
7	15.12	n/a	14.49	n/a
8	15.30	n/a	14.64	n/a
9	15.48	n/a	14.80	n/a
10	15.68	n/a	14.96	n/a
11	15.88	n/a	15.14	n/a
12	16.09	n/a	15.31	n/a
13	16.30	n/a	15.50	n/a
14	16.53	n/a	15.69	n/a
15	16.76	n/a	15.89	n/a
16	16.99	n/a	16.09	n/a
17	17.23	n/a	16.30	n/a
18	17.47	n/a	16.52	n/a
19	17.72	n/a	16.75	n/a
20	17.97	19.85	16.98	18.76
21	18.25	20.20	17.24	19.09
22	18.54	20.56	17.49	19.43
23	18.84	20.94	17.77	19.78
24	19.15	21.34	18.05	20.15
25	19.48	21.75	18.35	20.54
26	19.83	22.17	18.65	20.92
27	20.18	22.58	18.97	21.33
28	20.53	23.03	19.29	21.75
29	20.91	23.50	19.64	22.19
30	21.31	23.98	20.00	22.65
31	21.72	24.47	20.36	23.13
32	22.15	25.02	20.75	23.63
33	22.61	25.58	21.16	24.15
34	23.09	26.18	21.58	24.72
35	23.59	26.81	22.03	25.29
36	24.10	27.42	22.48	25.89
37	24.64	28.10	22.95	26.50
38	25.20	28.81	23.43	27.14
39	25.78	29.55	23.94	27.81
40	26.41	30.33	24.47	28.53
41	27.05	31.13	25.03	29.25
42	27.76	31.99	25.61	30.02
43	28.46	32.87	26.21	30.85
44	29.21	33.82	26.86	31.71
45	30.02	34.81	27.54	32.61
46	30.85	35.86	28.26	33.59
47	31.75	36.94	29.01	34.60
48	32.68	38.07	29.78	35.66
49	33.67	39.30	30.61	36.79
50	34.75	40.61	31.50	37.97
51	35.84	42.00	32.43	39.22
52	37.01	43.50	33.39	40.53

B-1

53	38.28	45.07	34.43	41.91
54	39.63	46.76	35.48	43.34
55	41.07	48.54	36.64	44.79
56	42.53	50.36	37.84	46.34
57	44.08	52.29	39.11	47.94
58	45.72	53.55	40.45	49.62
59	47.50	53.22	41.86	51.36
60	49.56	52.70	43.35	53.12
61	51.50	52.28	44.86	54.38
62	53.58	51.86	46.49	54.04
63	53.46	51.35	48.25	53.70
64	53.12	50.83	50.14	53.34
65	52.77	50.32	51.93	52.93
66	52.23	49.54	53.71	52.54
67	51.68	48.79	53.89	51.96
68	51.12	48.57	53.38	51.31
69	50.56	48.24	52.86	50.63
70	50.00	48.05	52.35	49.87
71	49.49	47.84	51.79	49.11
72	49.16	47.61	51.22	48.42
73	48.85	47.49	50.66	47.99
74	48.67	47.26	50.09	47.86
75	48.48	47.02	49.53	47.70
76	48.21	46.69	49.14	47.54
77	47.93	46.37	48.96	47.33
78	47.77	45.97	48.69	47.10
79	47.61	45.55	48.39	46.81
80	47.42	45.06	48.05	46.51
81	47.17	44.47	47.89	46.18
82	46.85	43.77	47.72	45.77
83	46.41	42.79	47.46	45.08
84	45.88	41.60	47.08	44.09
85	45.25	40.03	46.54	42.67

Unisex policies will have Surrender Charges and Monthly Expense Charges that are higher than those for females above but lower than those for males.

B-2

APPENDIX C:  First Year Surrender Charge New York

(Annual rates per $1,000 of Face Amount)

	Male		Female
Issue Age	NS	S	NS	S
0	11.95	n/a	11.54	n/a
1	12.01	n/a	11.61	n/a
2	12.10	n/a	11.69	n/a
3	12.20	n/a	11.78	n/a
4	12.32	n/a	11.88	n/a
5	12.45	n/a	11.98	n/a
6	12.58	n/a	12.09	n/a
7	12.71	n/a	12.21	n/a
8	12.86	n/a	12.32	n/a
9	13.01	n/a	12.45	n/a
10	13.17	n/a	12.58	n/a
11	13.33	n/a	12.71	n/a
12	13.50	n/a	12.85	n/a
13	13.68	n/a	13.00	n/a
14	13.86	n/a	13.15	n/a
15	14.05	n/a	13.31	n/a
16	14.25	n/a	13.48	n/a
17	14.44	n/a	13.65	n/a
18	14.64	n/a	13.83	n/a
19	14.85	n/a	14.02	n/a
20	15.06	16.77	14.21	15.76
21	15.29	17.07	14.42	16.05
22	15.54	17.39	14.64	16.35
23	15.79	17.73	14.87	16.66
24	16.06	18.08	15.12	16.98
25	16.35	18.44	15.37	17.33
26	16.64	18.82	15.63	17.67
27	16.95	19.19	15.90	18.04
28	17.25	19.60	16.19	18.42
29	17.59	20.02	16.49	18.82
30	17.94	20.45	16.81	19.24
31	18.31	20.91	17.12	19.68
32	18.69	21.41	17.47	20.14
33	19.11	21.93	17.84	20.62
34	19.54	22.49	18.22	21.15
35	20.00	23.08	18.62	21.68
36	20.46	23.66	19.03	22.24
37	20.96	24.30	19.45	22.81
38	21.48	24.98	19.89	23.41
39	22.02	25.68	20.36	24.05
40	22.60	26.43	20.85	24.73
41	23.20	27.20	21.37	25.42
42	23.87	28.02	21.91	26.16
43	24.53	28.87	22.47	26.95
44	25.24	29.80	23.07	27.79
45	26.01	30.76	23.72	28.66
46	26.81	31.77	24.40	29.61
47	27.66	32.83	25.11	30.59
48	28.56	33.94	25.85	31.62
49	29.52	35.14	26.64	32.73
50	30.56	36.43	27.49	33.89
51	31.62	37.81	28.39	35.11
52	32.77	39.30	29.32	36.41

C-1

53	34.01	40.85	30.32	37.76
54	35.34	42.53	31.34	39.17
55	36.75	43.49	32.47	40.61
56	38.19	43.28	33.64	42.14
57	39.73	43.10	34.88	43.74
58	41.36	42.87	36.19	44.36
59	43.12	42.60	37.57	44.17
60	43.74	42.14	39.04	43.90
61	43.46	41.78	40.53	43.66
62	43.18	41.41	42.15	43.38
63	42.90	40.95	43.89	43.09
64	42.63	40.50	44.49	42.78
65	42.35	40.04	44.18	42.44
66	41.87	39.32	43.74	42.11
67	41.39	38.64	43.29	41.59
68	40.91	38.48	42.85	41.00
69	40.42	38.21	42.41	40.38
70	39.93	38.08	41.96	39.68
71	39.49	37.92	41.47	38.98
72	39.21	37.75	40.97	38.35
73	38.96	37.68	40.48	37.97
74	38.85	37.50	39.98	37.88
75	38.71	37.30	39.48	37.76
76	38.50	37.03	39.15	37.66
77	38.27	36.75	39.03	37.49
78	38.15	36.38	38.83	37.30
79	38.03	35.98	38.59	37.06
80	37.88	35.53	38.30	36.80
81	37.66	34.95	38.19	36.50
82	37.36	34.27	38.06	36.11
83	36.95	33.32	37.85	35.44
84	36.44	32.15	37.51	34.47
85	35.82	30.58	37.00	33.06

Unisex policies will have Surrender Charges and Monthly Administrative Charges that are higher than those for females above but lower than those for males.

C-2

APPENDIX D:  First Year Surrender Charge Pennsylvania

(Annual rates per $1,000 of Face Amount)

NS = Nonsmoker	S = Smoker

	Male		Female
Issue Age	NS	S	NS	S
0	11.56	n/a	11.22	n/a
1	11.60	n/a	11.27	n/a
2	11.66	n/a	11.33	n/a
3	11.74	n/a	11.40	n/a
4	11.84	n/a	11.47	n/a
5	11.94	n/a	11.55	n/a
6	12.05	n/a	11.64	n/a
7	12.16	n/a	11.73	n/a
8	12.29	n/a	11.83	n/a
9	12.41	n/a	11.93	n/a
10	12.55	n/a	12.04	n/a
11	12.69	n/a	12.15	n/a
12	12.84	n/a	12.27	n/a
13	13.00	n/a	12.39	n/a
14	13.16	n/a	12.52	n/a
15	13.33	n/a	12.65	n/a
16	13.49	n/a	12.79	n/a
17	13.66	n/a	12.93	n/a
18	13.83	n/a	13.09	n/a
19	14.00	n/a	13.25	n/a
20	14.19	15.82	13.42	14.83
21	14.39	16.10	13.60	15.10
22	14.60	16.39	13.79	15.37
23	14.83	16.70	14.00	15.66
24	15.07	17.02	14.22	15.96
25	15.32	17.36	14.44	16.28
26	15.59	17.72	14.67	16.60
27	15.86	18.06	14.92	16.94
28	16.14	18.43	15.18	17.29
29	16.44	18.83	15.45	17.67
30	16.76	19.23	15.74	18.08
31	17.10	19.67	16.04	18.49
32	17.46	20.15	16.36	18.93
33	17.84	20.64	16.70	19.39
34	18.25	21.18	17.06	19.90
35	18.68	21.75	17.43	20.41
36	19.12	22.31	17.82	20.95
37	19.59	22.94	18.21	21.51
38	20.08	23.60	18.63	22.09
39	20.60	24.28	19.07	22.71
40	21.16	25.02	19.54	23.38
41	21.74	25.78	20.04	24.06
42	22.38	26.59	20.56	24.79
43	23.03	27.43	21.10	25.58
44	23.72	28.35	21.69	26.41
45	24.46	29.30	22.32	27.27
46	25.24	30.31	22.98	28.22
47	26.08	31.36	23.68	29.20
48	26.96	32.46	24.40	30.24
49	27.91	33.66	25.18	31.35
50	28.94	34.95	26.02	32.51
51	29.98	36.33	26.90	33.75
52	31.13	37.82	27.83	35.05

D-1

53	32.36	39.38	28.82	36.41
54	33.68	41.07	29.83	37.82
55	35.09	42.86	30.95	39.27
56	36.52	44.67	32.11	40.80
57	38.05	46.61	33.34	42.39
58	39.68	48.61	34.65	44.07
59	41.44	50.72	36.02	45.80
60	43.50	52.70	37.48	47.55
61	45.43	52.28	38.96	49.45
62	47.52	51.86	40.57	51.43
63	49.75	51.35	42.30	53.53
64	52.13	50.83	44.18	53.34
65	52.77	50.32	45.95	52.93
66	52.23	49.54	47.72	52.54
67	51.68	48.79	49.65	51.96
68	51.12	48.57	51.74	51.31
69	50.56	48.24	52.86	50.63
70	50.00	48.05	52.35	49.87
71	49.49	47.84	51.79	49.11
72	49.16	47.61	51.22	48.42
73	48.85	47.49	50.66	47.99
74	48.67	47.26	50.09	47.86
75	48.48	47.02	49.53	47.70
76	48.21	46.69	49.14	47.54
77	47.93	46.37	48.96	47.33
78	47.77	45.97	48.69	47.10
79	47.61	45.55	48.39	46.81
80	47.42	45.06	48.05	46.51
81	47.17	44.47	47.89	46.18
82	46.85	43.77	47.72	45.77
83	46.41	42.79	47.46	45.08
84	45.88	41.60	47.08	44.09
85	45.25	40.03	46.54	42.67

Unisex policies will have Surrender Charges and Monthly Expense Charges that are higher than those for females above but lower than those for males.

D-2

APPENDIX E:  Monthly Expense Charge Per $1,000 of Initial Face Amount

EPNS = Elite Preferred Nonsmoker	PS = Preferred Smoker
PNS = Preferred Nonsmoker	SS = Standard Smoker
SNS = Standard Nonsmoker

Issue	Male					Female
Age	EPNS	PNS	SNS	PS	SS	EPNS	PNS	SNS	PS	SS
0	N/A	N/A	0.0935	N/A	N/A	N/A	N/A	0.0788	N/A	N/A
1	N/A	N/A	0.0954	N/A	N/A	N/A	N/A	0.0804	N/A	N/A
2	N/A	N/A	0.0973	N/A	N/A	N/A	N/A	0.0820	N/A	N/A
3	N/A	N/A	0.0992	N/A	N/A	N/A	N/A	0.0836	N/A	N/A
4	N/A	N/A	0.1012	N/A	N/A	N/A	N/A	0.0853	N/A	N/A
5	N/A	N/A	0.1032	N/A	N/A	N/A	N/A	0.0870	N/A	N/A
6	N/A	N/A	0.1053	N/A	N/A	N/A	N/A	0.0887	N/A	N/A
7	N/A	N/A	0.1074	N/A	N/A	N/A	N/A	0.0905	N/A	N/A
8	N/A	N/A	0.1095	N/A	N/A	N/A	N/A	0.0923	N/A	N/A
9	N/A	N/A	0.1117	N/A	N/A	N/A	N/A	0.0941	N/A	N/A
10	N/A	N/A	0.1139	N/A	N/A	N/A	N/A	0.0960	N/A	N/A
11	N/A	N/A	0.1162	N/A	N/A	N/A	N/A	0.0979	N/A	N/A
12	N/A	N/A	0.1185	N/A	N/A	N/A	N/A	0.0999	N/A	N/A
13	N/A	N/A	0.1209	N/A	N/A	N/A	N/A	0.1019	N/A	N/A
14	N/A	N/A	0.1233	N/A	N/A	N/A	N/A	0.1039	N/A	N/A
15	N/A	N/A	0.1258	N/A	N/A	N/A	N/A	0.1060	N/A	N/A
16	N/A	N/A	0.1283	N/A	N/A	N/A	N/A	0.1081	N/A	N/A
17	N/A	N/A	0.1309	N/A	N/A	N/A	N/A	0.1103	N/A	N/A
18	N/A	N/A	0.1335	N/A	N/A	N/A	N/A	0.1125	N/A	N/A
19	N/A	N/A	0.1362	N/A	N/A	N/A	N/A	0.1148	N/A	N/A
20	0.1349	0.1359	0.1389	0.1593	0.1607	0.1148	0.1152	0.1171	0.1259	0.1270
21	0.1366	0.1376	0.1406	0.1617	0.1631	0.1161	0.1165	0.1183	0.1272	0.1283
22	0.1384	0.1394	0.1424	0.1641	0.1655	0.1190	0.1198	0.1205	0.1289	0.1296
23	0.1402	0.1412	0.1442	0.1666	0.1680	0.1200	0.1210	0.1219	0.1307	0.1315
24	0.1420	0.1430	0.1460	0.1691	0.1705	0.1218	0.1228	0.1231	0.1330	0.1342
25	0.1438	0.1448	0.1478	0.1716	0.1731	0.1235	0.1245	0.1251	0.1336	0.1350
26	0.1456	0.1466	0.1496	0.1742	0.1757	0.1265	0.1275	0.1279	0.1389	0.1401
27	0.1495	0.1505	0.1535	0.1792	0.1832	0.1295	0.1305	0.1307	0.1407	0.1440
28	0.1549	0.1559	0.1589	0.1847	0.1877	0.1314	0.1324	0.1339	0.1454	0.1487
29	0.1583	0.1593	0.1623	0.1919	0.1934	0.1353	0.1363	0.1368	0.1498	0.1531
30	0.1644	0.1653	0.1672	0.1976	0.2015	0.1383	0.1388	0.1396	0.1550	0.1566
31	0.1717	0.1717	0.1723	0.2055	0.2108	0.1425	0.1435	0.1450	0.1604	0.1622
32	0.1760	0.1770	0.1780	0.2133	0.2173	0.1458	0.1474	0.1478	0.1649	0.1684
33	0.1800	0.1811	0.1841	0.2228	0.2268	0.1470	0.1480	0.1509	0.1709	0.1741
34	0.1892	0.1903	0.1906	0.2334	0.2354	0.1522	0.1532	0.1552	0.1754	0.1773
35	0.1957	0.1958	0.1971	0.2428	0.2439	0.1572	0.1588	0.1594	0.1800	0.1841
36	0.2058	0.2068	0.2074	0.2575	0.2608	0.1600	0.1612	0.1642	0.1874	0.1908
37	0.2169	0.2170	0.2171	0.2711	0.2733	0.1680	0.1690	0.1720	0.1974	0.1998
38	0.2241	0.2251	0.2281	0.2857	0.2878	0.1782	0.1786	0.1801	0.2071	0.2101
39	0.2362	0.2372	0.2407	0.3013	0.3047	0.1855	0.1861	0.1882	0.2190	0.2200
40	0.2468	0.2478	0.2523	0.3162	0.3203	0.1938	0.1943	0.1969	0.2236	0.2288
41	0.2606	0.2631	0.2658	0.3361	0.3414	0.2037	0.2041	0.2054	0.2388	0.2429
42	0.2722	0.2732	0.2762	0.3542	0.3604	0.2139	0.2149	0.2155	0.2521	0.2566

Monthly Expense Charges shown assume an Initial Face Amount less than $250,000.  Higher Initial Face Amounts will result in lower Monthly Expense Charges per $1,000 of Initial Face Amount.

E-1

Issue	Male					Female
Age	EPNS	PNS	SNS	PS	SS	EPNS	PNS	SNS	PS	SS
43	0.2898	0.2902	0.2930	0.3734	0.3838	0.2246	0.2266	0.2274	0.2625	0.2692
44	0.3026	0.3036	0.3085	0.3945	0.4031	0.2352	0.2363	0.2386	0.2788	0.2827
45	0.3181	0.3201	0.3227	0.4123	0.4252	0.2426	0.2436	0.2484	0.2915	0.2991
46	0.3330	0.3364	0.3384	0.4368	0.4462	0.2545	0.2582	0.2591	0.3066	0.3110
47	0.3482	0.3492	0.3527	0.4601	0.4706	0.2687	0.2703	0.2716	0.3212	0.3271
48	0.3658	0.3658	0.3693	0.4839	0.4959	0.2824	0.2833	0.2863	0.3352	0.3446
49	0.3795	0.3830	0.3851	0.5046	0.5195	0.2925	0.2950	0.2986	0.3507	0.3588
50	0.3952	0.3952	0.3996	0.5294	0.5441	0.3035	0.3045	0.3096	0.3639	0.3751
51	0.4142	0.4165	0.4229	0.5523	0.5692	0.3145	0.3179	0.3214	0.3786	0.3899
52	0.4356	0.4364	0.4445	0.5781	0.5941	0.3279	0.3307	0.3350	0.3915	0.4040
53	0.4533	0.4535	0.4639	0.6071	0.6233	0.3406	0.3431	0.3451	0.4042	0.4187
54	0.4734	0.4744	0.4838	0.6294	0.6487	0.3553	0.3583	0.3630	0.4247	0.4365
55	0.4947	0.4965	0.5035	0.6533	0.6740	0.3624	0.3683	0.3723	0.4437	0.4611
56	0.5228	0.5266	0.5332	0.6877	0.7100	0.3724	0.3809	0.3847	0.4646	0.4833
57	0.5491	0.5554	0.5633	0.7224	0.7423	0.3824	0.3935	0.3971	0.4896	0.5092
58	0.5803	0.5835	0.5940	0.7552	0.7789	0.3924	0.4061	0.4095	0.5161	0.5355
59	0.6082	0.6121	0.6234	0.7940	0.8239	0.4024	0.4187	0.4219	0.5426	0.5682
60	0.6154	0.6176	0.6263	0.8634	0.9002	0.4125	0.4312	0.4342	0.5837	0.6143
61	0.6623	0.6647	0.6740	0.9207	0.9619	0.4365	0.4563	0.4595	0.6183	0.6550
62	0.7092	0.7118	0.7217	0.9879	1.0270	0.4557	0.4764	0.4797	0.6583	0.7032
63	0.7561	0.7589	0.7694	1.0627	1.1071	0.4711	0.4924	0.4959	0.7037	0.7517
64	0.8030	0.8060	0.8171	1.1400	1.1866	0.4834	0.5052	0.5088	0.7500	0.8028
65	0.8499	0.8530	0.8650	1.2165	1.2654	0.5325	0.5566	0.5605	0.7981	0.8604
66	0.9277	0.9309	0.9440	1.3318	1.3854	0.6026	0.6298	0.6343	0.8512	0.9152
67	1.0055	1.0088	1.0230	1.4396	1.4985	0.6727	0.7030	0.7081	0.9400	1.0017
68	1.0833	1.0867	1.1020	1.4541	1.5239	0.7428	0.7762	0.7819	1.0395	1.0996
69	1.1611	1.1646	1.1810	1.4688	1.5648	0.8129	0.8494	0.8557	1.1442	1.2033
70	1.2389	1.2426	1.2600	1.4946	1.5847	0.8829	0.9228	0.9293	1.2539	1.3184
71	1.2916	1.2979	1.3317	1.5253	1.6073	0.9607	1.0042	1.0113	1.3606	1.4368
72	1.3329	1.3419	1.3771	1.5647	1.6376	1.0385	1.0856	1.0933	1.4577	1.5425
73	1.3677	1.3770	1.4179	1.5718	1.6475	1.1163	1.1670	1.1753	1.4780	1.6057
74	1.3719	1.3882	1.4343	1.5906	1.6732	1.1941	1.2484	1.2573	1.5010	1.6221
75	1.3794	1.3981	1.4533	1.6092	1.7031	1.2721	1.3297	1.3391	1.5376	1.6399
76	N/A	1.4151	1.4837	1.6389	1.7445	N/A	1.3520	1.3908	1.5650	1.6563
77	N/A	1.4355	1.5178	1.6677	1.7875	N/A	1.3647	1.4085	1.5800	1.6826
78	N/A	1.4667	1.5339	1.7076	1.8461	N/A	1.3822	1.4397	1.5983	1.7111
79	N/A	1.5041	1.5530	1.7557	1.9124	N/A	1.4081	1.4753	1.6166	1.7479
80	N/A	1.5202	1.5758	1.8131	1.9876	N/A	1.4413	1.5183	1.6432	1.7870
81	N/A	1.5468	1.6121	1.8914	2.0847	N/A	1.4938	1.5370	1.6892	1.8435
82	N/A	1.5753	1.6589	1.9761	2.1959	N/A	1.5155	1.5607	1.7447	1.9161
83	N/A	1.6302	1.7241	2.0961	2.3517	N/A	1.5416	1.5935	1.8196	2.0319
84	N/A	1.7020	1.8072	2.2390	2.5432	N/A	1.5826	1.6483	1.9288	2.1972
85	N/A	1.7905	1.9110	2.4234	2.8067	N/A	1.6484	1.7330	2.0824	2.4345

Monthly Expense Charges shown assume an Initial Face Amount less than $250,000.  Higher Initial Face Amounts will result in lower Monthly Expense Charges per $1,000 of Initial Face Amount.

E-2

APPENDIX F: Overloan Protection Rider

Male, Nonsmoker, Attained Age = 75, Option
A Death Benefit	20 Year Projection after Overloan Protection Rider Exercise
	Crediting rate on unloaned
Form 8566(0108)	Accumulated Value	6%
	Loan Rate	5%

Policy Values before Overloan Protection Rider exercise:		Year	Attained Age	End of Year AV	End of Year Outstanding Loan	End of Year Cash Surrender Value	End of Year Death Benefit
		1	75	101,536	100,275	1,261	106,613
Face Amount	$75,000	2	76	106,626	105,289	1,337	111,957
Accumulated Value	$100,000	3	77	111,970	110,553	1,417	117,569
GPT Corridor Factor	1.05	4	78	117,583	116,081	1,502	123,462
Death Benefit	$105,000	5	79	123,477	121,885	1,592	129,651
Outstanding Loan	$95,500	6	80	129,667	127,979	1,688	136,151
		7	81	136,167	134,378	1,789	142,976
Exercise Charge Percentage	3.31%	8	82	142,994	141,097	1,897	150,143
Exercise Charge	$3,310	9	83	150,162	148,152	2,010	157,670
		10	84	157,691	155,559	2,131	165,575
Policy Values after Overloan Protection Rider exercise:		11	85	165,596	163,337	2,259	173,876
Face Amount	$75,000	12	86	173,899	171,504	2,395	182,594
Accumulated Value	$96,690	13	87	182,618	180,079	2,538	191,749
GPT Corridor Factor	1.05	14	88	191,774	189,083	2,690	201,363
Death Benefit	$101,690	15	89	201,390	198,538	2,852	211,459
Outstanding Loan	$95,500	16	90	211,488	208,465	3,023	219,947
		17	91	222,092	218,888	3,204	228,755
		18	92	233,229	229,832	3,397	237,893
		19	93	244,924	241,324	3,600	247,373
		20	94	257,206	253,390	3,816	259,778

F-1

Statement of Additional Information

NATIONAL LIFE INSURANCE COMPANY	3
NATIONAL VARIABLE LIFE INSURANCE ACCOUNT	3
THE PORTFOLIOS	3
PREMIUMS	3
CONTRACTUAL ARRANGEMENTS BETWEEN NATIONAL LIFE AND THE FUNDS’ INVESTMENT ADVISORS OR DISTRIBUTORS	4
DISTRIBUTION OF THE POLICIES	5
TERMS OF UNDERLYING PORTFOLIO PARTICIPATION AGREEMENTS	5
UNDERWRITING PROCEDURES	6
INCREASES IN FACE AMOUNT	6
OTHER POLICY PROVISIONS	7
AUTOMATED FUND TRANSFER FEATURES	9
OPTIONAL BENEFITS	10
Waiver of Monthly Deductions	10
Accidental Death Benefit	10
Guaranteed Insurability Option	10
Accelerated Care	10
Chronic Care Protection	12
Accelerated Benefit	14
POLICIES ISSUED IN CONJUNCTION WITH EMPLOYEE BENEFIT PLANS	16
SPECIAL RULES FOR EMPLOYEE BENEFIT PLANS	16
LEGAL DEVELOPMENTS REGARDING UNISEX ACTUARIAL TABLES	17
POLICY REPORTS	17
RECORDS	17
LEGAL MATTERS	17
EXPERTS	17
FINANCIAL STATEMENTS	F-000

The Statement of Additional Information contains further information about the Policies and is incorporated by reference (legally considered to be part of this prospectus).  A table of contents for the Statement of Additional Information is above.  You may request a free copy of the Statement of Additional Information by writing to National Life Insurance Company, One National Life Drive, Montpelier, Vermont 05604 or by calling 1-800-732-8939.  Please contact your registered representative or National Life if you have any questions or would like to request other information about the Policies such as personalized illustrations of an Insured’s Death Benefit, Cash Surrender Value and Policy Values (there is no charge for the initial Policy illustration).

The Statement of Additional Information is also available at National Life’s website at www.nationallifegroup.com.  Information about the Policy (including the Statement of Additional Information) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Call 1-202-551-8090 for information on the operation of the public reference room.  This information is also available on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549.

You should rely only on the information contained in this prospectus.  No one is authorized to provide you with information that is different.

Investment Company Act File No. 811-09044

NATIONAL LIFE INSURANCE COMPANY

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

INVESTOR SELECT VARIABLE UNIVERSAL LIFE INSURANCE POLICY

STATEMENT OF ADDITIONAL INFORMATION

OFFERED BY

NATIONAL LIFE INSURANCE COMPANY

One National Life Drive

Montpelier, Vermont 05604

This Statement of Additional Information expands upon subjects discussed in the current prospectus for the Investor Select Variable Universal Life Insurance Policy (“Policy”) offered by National Life Insurance Company.  You may obtain a copy of the prospectus dated May 1, 2015 by calling 1-800-732-8939, by writing to National Life Insurance Company, One National Life Drive, Montpelier, Vermont 05604, by accessing National Life’s website at http://www.nationallifegroup.com, or by accessing the SEC’s website at http://www.sec.gov.  Definitions of terms used in the current prospectus for the Policy are incorporated in this Statement of Additional Information.

This Statement of Additional Information is not a prospectus and should be read only in conjunction with the prospectus for the Policy.

Dated May 1, 2015

1

NATIONAL LIFE INSURANCE COMPANY	3
NATIONAL VARIABLE LIFE INSURANCE ACCOUNT	3
THE PORTFOLIOS	3
PREMIUMS	3
CONTRACTUAL ARRANGEMENTS BETWEEN NATIONAL LIFE AND THE FUNDS’ INVESTMENT ADVISORS OR DISTRIBUTORS	4
DISTRIBUTION OF THE POLICIES	5
TERMS OF UNDERLYING PORTFOLIO PARTICIPATION AGREEMENTS	5
UNDERWRITING PROCEDURES	6
INCREASES IN FACE AMOUNT	6
OTHER POLICY PROVISIONS	7
AUTOMATED FUND TRANSFER FEATURES	9
OPTIONAL BENEFITS	10
Waiver of Monthly Deductions	10
Accidental Death Benefit	10
Guaranteed Insurability Option	10
Accelerated Care	10
Chronic Care Protection	12
Accelerated Benefit	14
POLICIES ISSUED IN CONJUNCTION WITH EMPLOYEE BENEFIT PLANS	16
SPECIAL RULES FOR EMPLOYEE BENEFIT PLANS	16
LEGAL DEVELOPMENTS REGARDING UNISEX ACTUARIAL TABLES	17
POLICY REPORTS	17
RECORDS	17
LEGAL MATTERS	17
EXPERTS	17
FINANCIAL STATEMENTS	F-000

2

NATIONAL LIFE INSURANCE COMPANY

National Life Insurance Company (“National Life,” “we,” “our,” or “us”) is the insurance company that issues the Policy.  National Life is authorized to conduct a life insurance and annuity business in all 50 states and the District of Columbia.  It was originally chartered as a mutual life insurance company in 1848.  It is now a stock life insurance company.  All of its outstanding stock is directly owned by NLV Financial Corporation (“NLV Financial”), the parent company of National Life, and indirectly owned by National Life Holding Company, a mutual insurance holding company established under Vermont law on January 1, 1999.  As discussed below, National Life has entered into a keep well agreement and a pledge and security agreement with NLV Financial, each dated January 1, 1999, under which NLV Financial agrees to maintain National Life’s capital at a certain level and to pledge its assets to secure its obligations under the keep well agreement.  All policyholders of National Life, including all the Owners of the Policies, are voting members of National Life Holding Company.

On January 1, 1999, National Life entered into a keep well agreement and a pledge and security agreement with NLV Financial.  Under the agreements, NLV Financial agreed to maintain National Life’s total adjusted capital at the authorized control level and to grant National Life an unperfected pledge of all of its assets.  As of December 30, 2014, National Life’s total adjusted capital of $1,752,795,506 exceeded the authorized control level set forth in the keep well agreement.  The keep well agreement may terminate by written agreement between National Life and NLV Financial, upon the demutualization of National Life Holding Company, or by operation of law; provided, however, the agreement shall not terminate by operation of law upon the commencement of any insolvency or bankruptcy proceed under state or federal law.  In addition, the keep well agreement provides that the agreement is not a direct or indirect guarantee by NLV Financial to any person of the payment or satisfaction of any debt or obligation of National Life or any of its subsidiaries to any such person.

Under the pledge and security agreement, NLV Financial pledges its assets to secure its obligations under the keep well agreement.  If National Life receives a “Perfection Notice” from the Commissioner of the Vermont Department of Financial Regulation, National Life must perfect the pledge against NLV Financial. The pledge and security agreement terminates upon the termination of the keep well agreement.

National Life acts as custodian for the National Variable Life Insurance Account.  Additional protection for the assets of the National Variable Life Insurance Account is provided by a blanket fidelity bond issued by St. Paul Fire & Marine Insurance Company providing coverage of $30,000,000 in the aggregate and $15,000,000 per occurrence (subject to a $250,000 deductible) for all officers and employees of National Life.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

The Separate Account was established by National Life on February 1, 1985.  It is a separate investment account to which we allocate assets to support the benefits payable under the Policies, other policies we currently issue, and other variable life insurance policies we may issue in the future.  The Separate Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”), and qualifies as a “separate account” within the meaning of the federal securities laws.  Such registration does not involve any supervision of the management or investment practices or policies of the Separate Account by the SEC.

The independent registered public accounting firm for the Separate Account is PricewaterhouseCoopers LLP.  This firm annually performs an audit on the financial statements of the Separate Account, and provides a report to the Board of Directors of National Life.  PricewaterhouseCoopers LLP also acts as the independent public accountants for National Life.

THE PORTFOLIOS

The portfolios invested in by the Separate Account are part of mutual funds registered with the SEC as open-end investment companies.  You should know that such registration does not involve supervision of the management or investment practices of the portfolios by the SEC.

PREMIUMS

Term Policy Conversions.  We offer a one time credit on conversions of eligible National Life term insurance policies to an Investor Select Policy.  If the term policy being converted has been in force for at least twelve months and less than 10 years, the amount of the credit is 12% of a target amount used to determine commission payments.  If the term policy being converted has been in force for less than twelve months, the credit will be prorated based on the number of months the term policy has been outstanding at the time of conversion.  For graded renewable term (“GRT”) term policies, the credit will be 18% of the target amount used to determine commission payments if the GRT term policy has been in force for at least two years but not more than five years.  For GRT term

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policies in force for less than two years, the credit is 0.5% per month for each month in the first year, and 1.0% per month for each month in the second year.  For GRT policies in force more than five years, the credit decreases from 18% by 0.5% for each month beyond five years, until it becomes zero at the end of year eight.

The amount of the credit will be added to the initial premium payment, if any, you pay and will be treated as part of the Initial Premium for the Policy.  Thus, the credit will be included in premium payments for purposes of calculating and deducting the Premium Load.  If you surrender your Policy, we will not recapture the credit.  We will not include the amount of the credit for purposes of calculating agent compensation for the sale of the Policy.

Credit to Home Office Employees.  We also offer a one time credit to Home Office employees, including employees located on another campus, who purchase an Investor Select Policy, as both Owner and Insured.  This one time credit is calculated differently from the credit described above; in particular, the amount of the credit will be 50% of the target premium used in the calculation of commissions on the Policy.  Otherwise, the credit will be treated in the same manner as the credit described above.

CONTRACTUAL ARRANGEMENTS BETWEEN NATIONAL LIFE AND
THE FUNDS’ INVESTMENT ADVISORS OR DISTRIBUTORS

We have entered into or may enter into agreements pursuant to which the Funds’ advisors or distributors or an affiliate of such persons pays us a fee, which may differ, based upon an annual percentage of the average net asset amount we invest on behalf of the Variable Account and our other separate accounts for administration and other services.  Equity Services, Inc. (“ESI”) has also entered into agreements pursuant to which the Funds’ distributors pays ESI a fee, which may differ, based upon an annual percentage of average net asset amount we invest on behalf of the Variable Account and our other separate accounts for distribution and other services.  The amount of this compensation with respect to the Policy during 2014, which is based upon the indicated percentages of assets of each Fund attributable to the Policy, is shown below:

Portfolios of the	% of Assets		Revenues Received By National Life During 2014
The Alger Portfolios	0.10%		$192.87
The AllianceBernstein Variable Product Series Fund, Inc.	0.10	%(1)	$0.00
American Century Variable Portfolios, Inc.	0.25	%(2)	$375.91
Deutsche Investment VIT Funds	0.10	%(3)	$117.75
Fidelity® Variable Insurance Products Fund	0.10	%(4)	$572.55
Franklin Templeton Variable Insurance Products Trust	0.35	%(5)	$288.08
Neuberger Berman Advisers Management Trust	0.15	%(6)	$126.89
Oppenheimer Variable Account Funds	0.25%		$161.18
T. Rowe Price Equity Series, Inc.	0.25	%(7)	$487.32
Van Eck VIP Trust	0.20%		$408.95

Note: Revenues received by National Life in 2014, include revenues received in May 2014 for services rendered in 2013.

(1)  0.05% with respect to the Small/Mid Cap Value Portfolio.

(2)  Includes 0.25% payable under the Fund’s 12b-1 Plan.

(3)  0.10% with respect to the DWS Variable Series II Small Mid Cap Value VIP.

(4)  0.05% with respect to the Index 500 Portfolio.

(5)  Includes 0.25% payable under the Fund’s 12b-1 Plan.

(6)  The Small Cap Growth Portfolio offers only an S-Series class, which has a 0.25% 12b-1 fee which is also paid to ESI.

(7)  The 0.25% payment shown in the table is payable under the Fund’s 12b-1 plan.  In addition, the Fund’s adviser will pay to National Life for administrative services an amount equal to 0.15% of the amount, if any, by which the shares held by National Life separate accounts exceed $25 million.

These arrangements may change from time to time, and may include more Funds in the future.

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DISTRIBUTION OF THE POLICIES

Equity Services, Inc. (“ESI”) is responsible for distributing the Policies pursuant to a distribution agreement with us.  ESI serves as principal underwriter for the Policies.  ESI, a Vermont corporation and an affiliate of National Life, is located at One National Life Drive, Montpelier, Vermont 05604.

We offer the Policies to the public on a continuous basis through ESI.  We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

ESI offers the Policies through its registered representatives.  ESI has also entered into selling agreements with other broker-dealers for sales of the Policies through their registered representatives.  Registered representatives must be licensed as insurance agents and appointed by us.

We pay commissions to ESI for sales of the Policies.  In addition, to promote sales of the Policies and consistent with NASD Conduct Rules and FINRA rules, each administered by FINRA, National Life, ESI and/or their affiliates may contribute amounts to various non-cash and cash incentives to be paid by ESI to its registered representatives the amounts of which may be based in whole or in part on the sales of the Policies, including: (1) contributing to educational programs, (2) sponsoring sales contests and/or promotions in which participants receive prizes such as travel, merchandise, hardware and/or software; (3) paying for occasional meals, lodging and/or entertainment and/or (4) making cash payments in lieu of business expense reimbursements; (5) making loans and forgiving such loans; and/or (6) health and welfare benefit programs.

Commissions paid on the Policy, as well as other incentives or payments, are not charged directly to the Policy Owners or the Separate Account.  However, commissions and other incentives or payments are reflected in the fees and charges you pay directly or indirectly.

ESI received sales commissions with respect to the Policies in the following amounts during the periods indicated.

Fiscal Year	Aggregate Amount of Commissions Paid to ESI	Aggregate Amount of Commissions Retained by ESI as Principal Underwriter
2012	$69,272	$0
2013	$62,744	$0
2014	$104,779	$0

ESI passes through commissions it receives and does not retain any override as distributor for the Policies.

From time to time National Life, in conjunction with ESI, may conduct special sales programs.

TERMS OF UNDERLYING PORTFOLIO PARTICIPATION AGREEMENTS

The participation agreements under which the mutual fund portfolios sell their shares to subaccounts of the Separate Account contain varying termination provisions.  In general, each party may terminate at its option with specified advance written notice, and may also terminate in the event of specific regulatory or business developments.

Should an agreement between National Life and a mutual fund terminate, the subaccounts that invest in that mutual fund’s portfolio may not be able to purchase additional shares of such portfolio.  In that event, you will no longer be able to transfer Accumulated Values or allocate Net Premiums to subaccounts investing in portfolios of such mutual fund.

Additionally, in certain circumstances, it is possible that a mutual fund may refuse to sell its shares to a subaccount despite the fact that the participation agreement between the mutual fund and us has not been terminated.  Should a mutual fund decide not to sell its shares to us, we will not be able to honor your requests to allocate cash values or Net Premiums to subaccounts investing in shares of that mutual fund’s portfolio.

The portfolios are available to registered separate accounts of insurance companies, other than National Life, offering variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension or retirement plans qualifying under Section 401 of the Internal Revenue Code of 1986, as amended (“Code”).  As a result, there is a possibility that a material conflict may arise as a result of such “mixed and shared” investing.  That is, it is possible that a material conflict could arise between the interests of Owners with Accumulated Value allocated to the Separate Account and the owners of life insurance policies, variable annuity contracts, or of certain retirement or pension plans issued by such other companies whose values are allocated to one or more other separate accounts investing in any one of the portfolios.

In the event of a material conflict, we will take any necessary steps, including removing the Separate Account from that portfolio, to resolve the matter.  The Board of Directors or Trustees of the mutual funds intend to monitor events in order to identify any material

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conflicts that possibly may arise and to determine what action, if any, should be taken in response to those events or conflicts.  See the individual portfolio prospectuses for more information.

UNDERWRITING PROCEDURES

In most cases we will perform an evaluation of a proposed Insured’s health and other mortality risk factors before issuing a Policy.  This process is often referred to as “underwriting”.  We will request that a number of questions about the proposed Insured be answered on the application for a Policy, and we may require a telephone conference, certain medical tests, and/or a medical examination.  When we have evaluated all the necessary information, we will place a proposed Insured into one of the following Rate Classes:

•                                elite preferred nonsmoker,

•                                preferred nonsmoker,

•                                standard nonsmoker,

•                                preferred smoker,

•                                standard smoker; and

•                                substandard.

The Rate Class into which an Insured is placed will affect both the guaranteed and the current cost of insurance rates as well as the Monthly Expense Charge rates.  Smoker and substandard classes reflect higher mortality risks.  In an otherwise identical Policy, an Insured in an elite, preferred or standard class will have a lower cost of insurance charge than an Insured in a substandard class with higher mortality risks.  Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers.

We may also issue Policies on a guaranteed issue basis, where no medical underwriting is required prior to issuance of a Policy.  Current cost of insurance rates for Policies issued on a guaranteed issue basis may be higher than current cost of insurance rates for healthy Insureds who undergo medical underwriting.

The guaranteed maximum cost of insurance rates will be set forth in your Policy, and will depend on:

•                                          the Insured’s Attained Age,

•                                          the Insured’s sex,

•                                          the Insured’s Rate Class, and

•                                          the 2001Commissioners Standard Ordinary (M/F) Smoker/Nonsmoker U ANB Mortality Tables.

For Policies issued in states which require “unisex” policies or in conjunction with employee benefit plans, the guaranteed maximum cost of insurance rate will use the 2001 Commissioners Standard Ordinary (80) Smoker/Nonsmoker U ANB Mortality Tables, which are gender blended tables.

From time to time, we may also offer promotional programs under which a proposed Insured may apply for a Policy subject to minimal underwriting subject to certain restrictions (e.g., if the proposed Insured has purchased a fully underwritten life insurance policy at Preferred or Standard rates from a company on our approved list (a) within the past three years or (b) within the past five years and had a full physical exam in the last 24 months).

INCREASES IN FACE AMOUNT

You should be aware that if you increase the Face Amount of your Policy, this will generally affect the total Net Amount at Risk.  This will normally increase the monthly cost of insurance charges.  In addition, the Insured may be in a different Rate Class as to the increase in insurance coverage.  We use separate cost of insurance rates for the Initial Face Amount and any increases in Face Amount.  For the Initial Face Amount we use the rate for the Insured’s Rate Class on the Date of Issue.  For each increase in Face Amount, we use the rate for the Insured’s Rate Class at the time of the increase.  If the Unadjusted Death Benefit is calculated as the Accumulated Value times the specified percentage, we use the rate for the Rate Class for the Initial Face Amount for the amount of the Unadjusted Death Benefit in excess of the total Face Amount for Option A, and in excess of the total Face Amount plus the Accumulated Value for Option B.

We calculate the Net Amount at Risk separately for the Initial Face Amount and increases in Face Amount.  In determining the Net Amount at Risk for each increment of Face Amount, we first consider the Accumulated Value part of the Initial Face Amount.  If the

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Accumulated Value exceeds the Initial Face Amount, we consider it as part of any increases in Face Amount in the order such increases took effect.

Each increase in Face Amount will begin a new period of Surrender Charges in effect for ten years from the date of the increase.  This additional Surrender Charge is based on the Face Amount of the increase only.  We describe this additional Surrender Charge in detail in the “Surrender Charge” section of the prospectus.

OTHER POLICY PROVISIONS

New York Policies - Reduced Paid—Up Benefit

Prior to maturity, Owners of Policies issued in New York may elect to continue the Policy in force as paid-up General Account life insurance coverage.  All or a portion of the Cash Surrender Value of the Policy will be applied to paid-up life insurance coverage.  We will pay in one lump sum any amount of the Cash Surrender Value which you do not apply toward paid-up life insurance coverage.  You may thereafter surrender any paid-up General Account life insurance at any time for its value.

The Policy

The Policy and the application are the entire contract.  Only statements made in the application can be used to void the Policy or deny a claim.  The statements are considered representations and not warranties.  Only one of National Life’s duly authorized officers or registrars can agree to change or waive any provisions of the Policy, and only in writing.  As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

Change of Owner and Beneficiary

As long as the Policy is in force, you may change the Owner or Beneficiary by sending us an acceptable written request.  The change will take effect as of the date the request is signed, whether or not the Insured is living when we receive the request.  We will not be responsible for any payment made or action taken before we receive the written request.  A change of Owner may have tax consequences.

Split Dollar Arrangements

You may enter into a Split Dollar Arrangement among the Owners or other persons under which the payment of premiums and the right to receive the benefits under the Policy (i.e., Cash Surrender Value or Death Benefit) are split between the parties.  There are different ways of allocating such rights.

For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the Cash Surrender Value.  The employee may designate the Beneficiary to receive any Death Benefit in excess of the Cash Surrender Value.  If the employee dies while such an arrangement is in effect, the employer would receive from the Death Benefit the amount which the employer would have been entitled to receive upon surrender of the Policy and the employee’s Beneficiary would receive the balance of the proceeds.

No transfer of Policy rights pursuant to a Split Dollar Arrangement will be binding on us unless it is in writing and received by us.  We do not assess any specific charge for Split Dollar Arrangements.

The Internal Revenue Service (“IRS”) has issued guidance affecting Split Dollar Arrangements.  Any parties who elect to enter into a Split Dollar Arrangement should consult their own tax advisers regarding the tax consequences of such an arrangement.

Assignments

You may assign any and all your rights under the Policy.  We are not bound by an assignment unless it is in writing and we receive it at our Home Office.  We assume no responsibility for determining whether an assignment is valid, or the extent of the assignee’s interest.  All assignments will be subject to any Policy loan.  The interest of any Beneficiary or other person will be subordinate to any assignment.  A payee who is not also the Owner may not assign or encumber Policy benefits, and to the extent permitted by applicable law, such benefits are not subject to any legal process for the payment of any claim against the payee.  An assignment of the Policy may have tax consequences.  If the assignee acquires a right to proceeds, they will be paid in one sum even though a Payment Option may be in effect at the time the assignment was signed.

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Suicide

If the Insured dies by suicide, while sane or insane, within two years from the Date of Issue of the Policy (except where state law requires a shorter period), or within two years of the effective date of a reinstatement (unless otherwise required by state law), our liability is limited to the payment to the Beneficiary of a sum equal to the premiums paid less any Policy loan and accrued interest and any Withdrawals (since the date of reinstatement, in the case of a suicide within two years of the effective date of a reinstatement), or other reduced amount provided by state law.

If the Insured commits suicide within two years (or shorter period required by state law) from the effective date of any Policy change which increases the Unadjusted Death Benefit and for which an application is required, the amount which we will pay with respect to the increase will be the cost of insurance charges previously made for such increase (unless otherwise required by state law).

Arbitration

Except where otherwise required by state law, as in New York, the Policy provides that any controversy under the Policy shall be settled by arbitration in the state of residence of the Owner, in accordance with the rules of the American Arbitration Association or any similar rules to which the parties agree.  Any award rendered through arbitration will be final on all parties, and the award may be enforced in court.

The purpose of the arbitration is to provide an alternative dispute resolution mechanism for investors that may be more efficient and less costly than court litigation.  You should be aware, however, that arbitration is, as noted above, final and binding on all parties, and that the right to seek remedies in court is waived, including the right to jury trial.  Pre-arbitration discovery is generally more limited than and different from court discovery procedures, and the arbitrator’s award is not required to include factual findings or legal reasoning.  Any party’s right to appeal or to seek modification of rulings by the arbitrators is strictly limited.

Dividends

The Policy is non-participating.

Correspondence

All correspondence to you is deemed to have been sent to you if mailed to you at your last address known to us.

Settlement Options

In lieu of a single sum payment on death or surrender, you may elect to apply the Death Benefit and the Cash Surrender Value under any one of the fixed-benefit Settlement Options provided in the Policy.  (Even if the Death Benefit under the Policy is excludible from income, payments under Settlement Options may not be excludible in full.  This is because earnings on the Death Benefit after the insured’s death are taxable and payments under the Settlement Options generally include such earnings.  You should consult a tax advisor as to the tax treatment of payments under the Settlement Options.)  The options are described below.

Payment of Interest Only.  We will pay interest at a rate of 1.5% per year on the amount of the proceeds retained by us.  Upon the earlier of the payee’s death or the end of a chosen period, the proceeds retained will be paid to the payee or his or her estate.

Payments for a Stated Time.  We will make equal monthly payments, based on an interest rate of 1.5% per annum, for the number of years you select.

Payments for Life.  We will make equal monthly payments, based on an interest rate of 1.5% per annum, for a guaranteed period and thereafter during the life of a chosen person.  You may elect guaranteed payment periods for 0, 5, or 10 years, or for a refund period, at the end of which the total payments will equal the proceeds placed under the option.

Payments of a Stated Amount. We will make equal monthly payments until the proceeds, with interest at 1.5% per year on the unpaid balance, have been paid in full.  The total payments in any year must be at least $10 per month for each thousand dollars of proceeds placed under this option.

Life Annuity.  We will make equal monthly payments in the same manner as in the above Payments for Life option except that the amount of each payment will be the monthly income provided by our then current settlement rates on the date the proceeds become payable.  No additional interest will be paid.

Joint and Two Thirds Annuity.  We will make equal monthly payments, based on an interest rate of 1.5% per year, while two chosen persons are both living.  Upon the death of either, two-thirds of the amount of those payments will continue to be made during the life of the survivor.  We may require proof of the ages of the chosen persons.

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50% Survivor Annuity.  We will make equal monthly payments, based on an interest rate of 1.5% per year, during the lifetime of the chosen primary person.  Upon the death of the chosen primary person, 50% of the amount of those payments will continue to be made during the lifetime of the secondary chosen person.  We may require proof of the ages of the chosen persons.

We may pay interest in excess of the stated amounts under the first four options listed above, but not the last three.  Under the first two, and fourth options above, the payee has the right to change options or to withdraw all or part of the remaining proceeds.  For additional information concerning the payment options, see the Policy.

AUTOMATED FUND TRANSFER FEATURES

Dollar Cost Averaging

You may elect Dollar Cost Averaging at issue by marking the appropriate box on the initial application, and completing the appropriate instructions.  You may also begin a Dollar Cost Averaging program after issue by filling out similar information on a change request form and sending it to us at our Home Office in good order.

If you elect this feature, we will take the amount to be transferred from the Money Market Subaccount and transfer it to the subaccount or subaccounts designated to receive the funds, each month on the Monthly Policy Date.  If you elect Dollar Cost Averaging on your application for the Policy, it will start with the Monthly Policy Date after the date that is 20 days after issue.  If you begin a Dollar Cost Averaging program after the free look period is over, it will start on the next Monthly Policy Date.  Dollar Cost Averaging will continue until the amount in the Money Market Subaccount is depleted.  The minimum monthly transfer by Dollar Cost Averaging is $100, except for the transfer which reduces the amount in the Money Market Subaccount to zero.  You may discontinue Dollar Cost Averaging at any time by sending an appropriate change request form to the Home Office in good order.  You may not use the dollar cost averaging feature to transfer Accumulated Value to the General Account.

Dollar Cost Averaging allows you to move funds into the various investment types on a more gradual and systematic basis than the frequency on which you pay premiums.  The dollar cost averaging method of investment is designed to reduce the risk of making purchases only when the price of subaccount units is high.  The periodic investment of the same amount will result in higher numbers of subaccount units being purchased when unit prices are lower, and lower numbers of subaccount units being purchased when unit prices are higher.  This technique will not, however, assure a profit or protect against a loss in declining markets.  Moreover, for the dollar cost averaging technique to be effective, amounts should be available for allocation from the Money Market Subaccount through periods of low price levels as well as higher price levels.

We may discontinue Dollar Cost Averaging at any time upon 60 days prior notice to all Owners then utilizing the feature.  You may not elect Dollar Cost Averaging if you have elected Portfolio Rebalancing.

Portfolio Rebalancing

You may elect Portfolio Rebalancing at issue by marking the appropriate box on the application, or, after issue, by completing a change request form and sending it to our Home Office.

In Policies utilizing Portfolio Rebalancing from the Date of Issue, an automatic transfer will take place which causes the percentages of the current values in each subaccount to match the current premium allocation percentages, starting with the Monthly Policy Date six months after the Date of Issue, and then on each Monthly Policy Date six months thereafter.  Policies electing Portfolio Rebalancing after issue will have the first automated transfer occur as of the Monthly Policy Date on or next following the date we receive the election at our Home Office in good order, and subsequent rebalancing transfers will occur every six months from that date.  You may discontinue Portfolio Rebalancing at any time by submitting an appropriate change request form to us (in good order) at our Home Office.

If you change your Policy’s premium allocation percentages, Portfolio Rebalancing will automatically be discontinued unless you specifically direct otherwise.

Portfolio Rebalancing will result in periodic transfers out of subaccounts that have had relatively favorable investment performance in relation to the other subaccounts to which a Policy allocates premiums, and into subaccounts which have had relatively unfavorable investment performance in relation to the other subaccounts to which the Policy allocates premiums.  Portfolio Rebalancing does not guarantee a profit or protect against a loss.

We may discontinue Portfolio Rebalancing at any time upon 60 days prior notice to all Owners then utilizing the feature.  You may not elect Portfolio Rebalancing if you have elected Dollar Cost Averaging.

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OPTIONAL BENEFITS

You may include additional benefits, which are subject to the restrictions and limitations set forth in the applicable Policy riders, in your Policy at your option.  Election of any of these optional benefits involves an additional cost.

These costs are set forth in the “Fee Table” section of the prospectus.  Some information with respect to many of the available riders is included in the prospectus for your Policy.  We provide additional information about optional benefits below.  Note, not all riders are available in every state, and some terms may vary by state.  We may discontinue the availability of optional benefits and/or amend their terms at any time.

Waiver of Monthly Deductions

If you elect the waiver of monthly deductions rider, we will waive Monthly Deductions against the Policy if the Insured becomes totally disabled before age 65 and for at least 120 consecutive days.  In Pennsylvania, the 120 days of disability need not be consecutive, but must occur within a period of 240 consecutive days.  If total disability occurs after age 60 and before age 65, then we will waive Monthly Deductions only until the Insured reaches Attained Age 65, or for a period of two years, if longer.  The monthly cost of this rider while it is in force is based on attained age and sex-distinct rates (except for Policies issued in states which require “unisex” policies or in conjunction with employee benefit plans, where the cost of this rider will not vary by sex) multiplied by the Monthly Deduction on the Policy.  We will add this cost to the Monthly Deduction on the Policy.

Please note that you may wish to continue to make premium payments while the Monthly Deductions are being waived under this rider in order to maintain the growth of the Policy’s Accumulated Value.

Accidental Death Benefit

The accidental death benefit rider provides for an additional Death Benefit in the event that the Insured dies in an accident.  If you elect this rider, we will add the monthly cost of this rider, which varies based on attained age and sex (except for Policies issued in states which require “unisex” policies), to the Monthly Deduction on the Policy.

Guaranteed Insurability Option

This rider permits you at certain ages or upon certain life events to increase the Face Amount of the Policy, within certain limits, without being required to submit satisfactory proof of insurability at the time of the request for the increase.  We will add the monthly cost of this rider, which is based on the Insured’s age and sex (except for Policies issued in states which require “unisex” policies) at the time of purchase of the rider, to the Monthly Deduction on the Policy.

Accelerated Care

This rider is not available under Policies issued on and after September 19, 2011.

We offer an accelerated care rider under which we will make periodic partial prepayments to you of all or a portion of your Death Benefit if the Insured becomes “chronically ill”.  The Insured is deemed “chronically ill” if he or she:

• is unable to perform, without substantial assistance, at least two activities of daily living for at least 90 consecutive days due to a loss of functional capacity; or

• requires substantial supervision by another person to protect the Insured from threats to health and safety due to his or her own severe cognitive impairment.

The accelerated care rider may not cover all of the long-term expenses the Insured incurs during the period of coverage.

While your Policy is in force, we will begin to pay benefits under this rider provided:

• we receive proof satisfactory to us that the Insured is chronically ill,

• we receive a plan of care to address the Insured’s chronic illness, and

• 60 days have elapsed since the Insured began receiving “qualified long-term care services,” as defined in the rider (we refer to this 60-day period as the “elimination period”).

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The 60 days need not be consecutive, but must occur within a period of 180 days.  We will not pay for expenses incurred during the elimination period.  We will continue to pay benefits under this rider only if you continue to submit documentation of continuing unreimbursed expenses within 90 days after the end of each month during which the Insured receives such services.  In addition, we will require, no more than once every 90 days while benefits are being paid, a certification from the Insured’s care coordinator that the Insured remains chronically ill.

The benefit date is the first day on which the Insured incurs expenses for qualifying long-term care services, as defined in the rider.

If your Policy’s Death Benefit option is Option B on the final day of the elimination period, we automatically will change the Death Benefit option to Option A on the benefit date.  At that time, we also will increase the Face Amount of your Policy by an amount equal to your Policy’s Accumulated Value.  The Death Benefit option may not be changed while accelerated care benefit payments remain payable.

On the final day of the elimination period, we will automatically transfer all Accumulated Value held in the subaccounts of the Separate Account to the General Account.  We will withhold any applicable redemption fees charged by the underlying portfolios.  While Accelerated Care Benefits remain payable, the owner will not be permitted to allocate premiums or transfer Accumulated Value to the Separate Account.  The owner may once again allocate premiums or transfer Accumulated Value to the Separate Account following 180 consecutive days during which Qualified Long Term Care Services are not receive by the Insured.

The accelerated care benefit amount we will pay in any month will not exceed the lesser of (i) the actual expenses incurred by the Insured for qualified long-term care services, as defined in the rider, minus any deductible or coinsurance amounts and any reimbursement from Medicare (except as a secondary payee) and other government programs, excluding Medicaid, and (ii) the monthly benefit limits.  When you apply for the rider, you select from one of two options we use to determine the monthly benefit limits.  Once you select an option, you cannot change it.  The options are:

	Percentage Limit
Covered Service	Option 1	Option 2
Nursing Home Care	1.0%	2.0%
Home Health Care	1.0%	2.0%
Adult Day Care	0.5%	1.0%

The monthly benefit limit for a particular type of care equals the Death Benefit of the Policy at the benefit date multiplied by the percentage limits based on the option selected.  If an Insured should incur more than one type of care in a given month, we will pay expenses incurred for all qualified long-term care services during that month up to the greatest monthly benefit limit applicable to one type of care received.  We will prorate the monthly benefit limit for each type of care for partial months of eligibility.

If the Owner exercises any right under the Policy which changes the Death Benefit of the Policy, the monthly benefit limits will be adjusted accordingly in proportion to the change in the Death Benefit.

When we make an accelerated care benefit payment, we will also calculate a monthly benefit ratio.  We describe this ratio in your Policy and use the monthly benefit ratio to determine how each accelerated care benefit payment we make affects your Policy’s values.

Each time we make an accelerated care benefit payment, we will:

A.            reduce your remaining benefit amount (this amount is initially the Death Benefit at the benefit date) by the amount of each accelerated care benefit payment;

B.            reduce your Policy’s Face Amount (including any increase segments), Accumulated Value, and any Surrender Charges in effect on the your Policy immediately following any accelerated care benefit payment to their respective values immediately preceding that payment times the monthly benefit ratio associated with that payment;

C.            reduce your Policy’s Death Benefit to reflect reductions in your Policy’s Face Amount and Accumulated Value; and

D.            reduce your Minimum Monthly Premium to reflect the reduction in your Policy’s Face Amount.

Each accelerated care benefit payment will be applied to pay a pro-rata portion of any debt owed to us on the Policy.  When the Policy Death Benefit is reduced to zero, payments under this rider will cease.

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We will offer an optional inflation protection feature with this rider.  This feature will increase the amount available for acceleration without increasing the Policy’s Death Benefit.  As a result, accelerated care riders sold with this feature will accelerate the Death Benefit faster than those sold without it.

We will waive all Monthly Deductions for your Policy and all riders attached to your Policy while accelerated care benefits are being paid under this rider.  All other charges under your Policy will continue to apply

Charges.  We will assess a monthly charge for the accelerated care rider, which will include an amount per $1,000 of Net Amount at Risk, and an amount per dollar of Monthly Deduction.  We will add this charge to your Monthly Deduction.  The rider charge varies based on the issue age and gender of the Insured, duration of the Policy and the benefit options selected.  Once we pay benefits under the accelerated care rider, we waive this charge until the Insured is no longer eligible to receive benefits.  If you elect the accelerated care rider, you may be deemed to have received a distribution for tax purposes each time we make a deduction from your Policy’s Accumulated Value to pay the rider charges.  You should consult a tax adviser with respect to these charges.  See “Tax Consequences Associated with Accelerated Care and Chronic Care Protection Riders” in the prospectus under “Federal Income Tax Consequences.”

Tax Consequences.  The accelerated care rider has been designed to meet federal tax requirements that should generally allow accelerated care benefit payments to be excluded from gross income.  You should consult a tax adviser before adding this rider to your Policy or requesting benefits under this rider.

Availability.  The accelerated care rider is available only at issue and is subject to full medical underwriting.  This rider will not be available in qualified plans.  The accelerated care rider will not be available for Policies with Face Amounts in excess of $1,000,000.  The accelerated care rider will terminate if the base Policy terminates, or if you choose to terminate the rider.

In general, we will not issue the accelerated care rider on a Policy with substandard ratings.  However, the rider can be added to a Policy with a substandard rating at our discretion if the Insured meets the standard underwriting requirements for long-term care risk.

The accelerated care rider provides for certain exclusions from coverage.  Please see your rider for more details.

Chronic Care Protection

This rider is not available under Policies issued on and after September 19, 2011.

We also offer an optional chronic care protection rider, which provides benefits to pay for expenses incurred by an Insured for qualified long-term care services beyond the date on which payments under an accelerated care rider would terminate because the entire Death Benefit of the Policy has been accelerated.  The chronic care protection rider may not cover all of the long-term expenses the Insured incurs during the period of coverage.

While your Policy is in force, we will begin to pay benefits under this rider provided:

A.            we receive proof satisfactory to us that the Insured is chronically ill,

B.            we receive a plan of care to address the Insured’s chronic illness, and

C.            we have accelerated the entire Death Benefit of the Policy under the accelerated care rider.

We will continue to pay benefits under this rider only if you continue to submit documentation of continuing unreimbursed expenses within 90 days after the end of each month during which the Insured receives such services.

In addition, we will require, no more than once every 90 days while benefits are being paid, a certification from the Insured’s care coordinator that the Insured remains chronically ill.

Because chronic care protection benefits represent an extension of benefits beginning after the benefit amount under the accelerated care rider have been exhausted, payment of chronic care protection benefits will not affect your Policy’s values.

The chronic care protection benefit amount that we will pay in any month may not exceed the lesser of the actual expenses incurred by the Insured for qualified long-term care services, minus any deductible or coinsurance amounts and any reimbursement from Medicare (except as a secondary payor) and other government programs, excluding Medicaid, and (ii) the monthly benefit limit.  When you apply for this rider, you select one of the three benefit options we offer.  We use these benefit options to determine monthly benefit limits and benefit periods.  Once you select a benefit option, you cannot change it.  We reserve the right to limit the availability of the benefit options based on the benefit option you selected for the accelerated care rider.

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	Percentage Limit
Covered Service	Option 1	Option 2	Option 3
Nursing Home Care	1.0%	2.0%	2.0%
Home Health Care	1.0%	2.0%	2.0%
Adult Day Care	0.5%	1.0%	1.0%

Option	Benefit Period
Option 1	Until the death or recovery of the Insured.
Option 2	Until the death or recovery of the Insured.
Option 3	Until an amount equal to the inflation adjusted rider Face Amount has been paid under the rider.

The monthly benefit limit for a particular type of care is equal to the chronic care protection rider Face Amount multiplied by the percentage limit for the option selected.  If an Insured should incur costs for more than one type of care in a given month, we will pay benefits for all covered costs incurred during that month up to the greatest monthly benefit limit applicable to one type of care received.  We will prorate the maximum monthly benefit for each type of care for partial months of eligibility.

This rider includes an optional nonforfeiture provision that provides nonforfeiture benefits for any Insured whose coverage under this rider lapses after three years.  Electing optional nonforfeiture benefits may have tax consequences.  You should consult a tax advisor before electing the optional nonforfeiture provision.

An optional inflation protection feature will be available with this rider.  This feature will increase the maximum monthly benefit at an annual effective rate of 5% for the number of whole Policy Years that have elapsed since the effective date of the rider.

Charge.  We will assess a monthly charge per $1,000 of Face Amount for the chronic care protection rider.  We will add this charge to your Monthly Deduction.  The chronic care protection rider charge varies based on the issue age and gender of the Insured, and the benefit options selected.  If you elect the chronic care protection rider, you will be deemed to have received a distribution for tax purposes each time we make a deduction from your Policy’s Accumulated Value to pay the rider charges.  You should consult a tax adviser with respect to these charges.    See “Tax Consequences Associated with Accelerated Care and Chronic Care Protection Riders” in the prospectus under “Federal Income Tax Consequences.”

Tax Consequences.  The chronic care protection rider has been designed to meet the federal tax requirements that should generally allow the payment of benefits to be excluded from gross income. In certain states, we may also offer a chronic care protection non-qualifying long-term care rider.  The tax consequences associated with benefit payments from this rider are, however, unclear, and a tax advisor should be consulted. You should also consult a tax adviser before adding it to your Policy.

Availability.  The chronic care protection rider is available only at issue and is subject to full medical underwriting.  You may only elect this rider if you have also elected the accelerated care rider.  The chronic care protection rider will not be available in qualified plans.  This rider will terminate if the base Policy terminates, if the accelerated care rider terminates (not including when you have received the full benefit under that rider), or if you choose to terminate the rider.

In general, we will not issue the rider on a Policy with substandard ratings.  However, the rider can be added to a Policy with a substandard rating at our discretion if the Insured meets the standard underwriting requirements for long-term care risk.

The chronic care protection rider provides for certain exclusions from coverage.  Please see your rider for more details.

Tax Consequences Associated with Accelerated Care and Chronic Care Protection Riders

We believe that benefits payable under the accelerated care rider and the chronic care protection rider should generally be excludable from gross income under the Code.  The exclusion of these benefit payments from taxable income, however, is contingent on the rider meeting specific requirements under the Code.  While guidance is limited, we believe that the accelerated care rider should each satisfy these requirements.  The tax treatment of benefits payable under the chronic care protection rider are less clear if you elect the optional nonforfeiture provision.  Moreover, the tax qualification consequences of continuing the Policy after a distribution is made under the accelerated care rider and the chronic care protection rider are unclear.  You should consult a tax advisor about those consequences.

In certain states, however, we may also offer long term care riders that do not satisfy the requirements of the Code to be treated as qualified long-term care (“nonqualifying long-term care riders.”)  Because the federal tax consequences associated with benefits paid under nonqualifying long-term care riders are unclear, you should consult a tax adviser regarding the tax implications of adding nonqualifying long-term care riders to your Policy.  We will advise you whether we intend for your rider to be nonqualifying.

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You will be deemed to have received a distribution for tax purposes each time a deduction is made from your Policy Accumulated Value to pay charges for the chronic care protection rider, or any nonqualifying long-term care rider.  The distribution will generally be taxed in the same manner as any other distribution under the Policy.   The tax treatment associated with the Monthly Deduction attributable to the cost of the accelerated care rider is unclear.  You should consult a tax adviser regarding the treatment of these payments.

Accelerated Benefit

This rider provides an accelerated Death Benefit prior to the death of the Insured in certain circumstances where a terminal illness or chronic illness creates a need for access to the Death Benefit.  Accelerated Death Benefits paid under this rider are discounted.  The following factors may be used in the determination of the accelerated Death Benefit: Cash Surrender Value of the Policy, future premiums that may be paid under the Policy, any administrative fee assessed, mortality expectations, and the accelerated benefit interest rate in effect.  This rider is not available in all states and its terms may vary by state.  There is no cost for this rider.  It can be included in a Policy at issue, or it can be added after issue.  The maximum amount payable under both Terminal and Chronic riders for any individual Insured will be set by the company, such limit will not be less than $500,000.  Although it is not guaranteed, we currently permit benefit payments up to $1,500,000.  An Insured who has a chronic illness, as defined in the rider, may not receive benefits under the rider until a period of time not to exceed five years after the rider’s issue has passed.  Although this is not guaranteed, we currently require that this waiting period be only two years.

This rider has been designed to meet the federal tax requirements that will generally allow accelerated benefits to be excluded from gross income.  You should consult a tax advisor regarding the consequences of accelerating the Death Benefit under this rider because guidance with respect to such federal tax requirements is limited.

Overloan Protection Rider

The overloan protection rider is summarized in the prospectus for this Policy.  Additional information with respect to this rider is provided below.

Calculation of Cost.  There is a one-time exercise charge for this rider.  The exercise charge will be equal to the product of the exercise charge percentage shown on the overloan protection rider data page for the Attained Age of the Insured at the time of exercise multiplied by the Accumulated Value of the Policy.  The exercise charge will be deducted from the General Account of the Policy.

Effect of Increases or Decreases.  If you increase the Face Amount of a Policy with the overloan protection rider, the rider’s protection will extend to the increase.  If you decrease the Face Amount, the rider’s protection will apply to the reduced amount.

Tax Consequences.  The tax consequences of the overloan protection rider have not been ruled on by the IRS or the courts and it is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the overloan protection rider causes the Policy to be converted into a fixed Policy.  See “Federal Tax Considerations — Tax Treatment of Policy Benefits — Overloan Protection Rider” in the prospectus for this Policy.

Balance Sheet Benefit Rider

This rider will waive a percentage of the Policy’s Surrender Charges.  The percentage is elected at the time the rider is issued and cannot be subsequently changed.  This rider can be used to increase the Cash Surrender Value of the Policy during periods when Surrender Charges apply.  This can be useful when the Policy will be used as collateral for a loan or if the policyowner is concerned about the impact of purchasing the Policy on their balance sheet.  While this rider could be used to completely eliminate the Surrender Charges, there is a monthly cost for the rider which will reduce the Policy’s Accumulated Value and long term Cash Surrender Value relative to a similar Policy without the rider.  Thus, careful consideration should be given before electing this rider.

Charge.  We will assess a monthly charge as a rate per $1,000 of Policy Face Amount for the balance sheet benefit rider.  A separate charge will apply to the Initial Face Amount and any Increase in Face Amount.  The charge for each Face Amount Segment will apply for 10 years following the Issue Date of each individual Face Amount segment.  The rider charge will not be reduced following a reduction in Face Amount.  The applicable rate varies based on the issue age, sex (except for Policies issued in states that require “unisex” policies), and Rate Class of the Insured, and the benefit level elected.  We will add this charge to your Monthly Deduction.  If you elect the balance sheet benefit rider, you will be deemed to have received a distribution for tax purposes each time we make a deduction from your Policy’s Accumulated Value to pay the rider charges.  You should consult a tax adviser with respect to these charges.

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Children’s Term Rider

The children’s term rider provides term insurance for the Face Amount of the rider on all of the Insured’s Dependent Children.  Dependent Child means:

1.              any child, stepchild, or legally adopted child of the Insured named on the application, who on the date of the application was unmarried and had not reached their 17th birthday, except that any child less than 15 days old on the date of the application will become a Dependent Child on the 15th day after birth;

2.              any child born to the Insured after the date of the application on the 15th day after birth; and

3.              any child between the ages of 15 days and 17 years who becomes a stepchild or legally adopted child of the Insured after the date of the application.

Coverage on the life of each Dependent Child may be exchanged for an individual whole life policy with the same Face Amount as the rider without providing evidence of insurability.  The maximum Face Amount of the new policy will be two times the Face Amount of the rider if the exchange occurs: 1) within 31 days of the Insured’s death, 2) within 31 days of the Dependent Child’s marriage, or 3) within 31 days of the anniversary following the Dependent Childs’ 23rd birthday.  The Issue Date of the new policy will be the date of exchange.

Coverage on any Dependent Child will end on the earliest of the Policy Anniversary following the child’s 23rd birthday, the date the child’s coverage is converted, or the termination date of the rider.

Charge.  We will assess a monthly charge of $0.4625 per $1,000 of Face Amount for the children’s term rider while the rider is in force regardless of the number of children covered.  We will add this charge to your Monthly Deduction.

To ensure that charges for this rider are not collected after its termination, you should notify us when the youngest Dependent Child reaches their 23rd birthday.  If we deduct monthly deductions for this rider for any period after its termination, our only liability will be to refund that amount to you with interest.

Other Insured Rider

The other insured rider can be used to provide annual renewable term insurance on up to five Other Insureds.  The Other Insured(s) must have one of the following relationships to the Insured under the Policy: self, spouse, child, or business partner.

Coverage under this rider may be exchanged for an individual insurance policy (other than term insurance) with the same Face Amount as the rider on the life of each Other Insured without evidence of insurability within 31 days from the death of the Insured or at any time while the Insured is living and prior to the termination of the rider.  The Issue Date of the new policy will be the date of the exchange and the new policy will be issued based on the Other Insured’s attained age on the exchange date and in the same rate class as this rider.

Coverage on each Other Insured will end on earliest of the Policy Anniversary that such Other Insured reaches Attained Age 100, the date such Other Insured’s coverage is exchanged, or the termination date of this rider (i.e., on the death of the insured under the base policy; on the termination of the base policy due to lapse or surrender; or by written request of the owner).

The death benefit provided by the other insured rider may be accelerated based on the terminal illness or covered chronic illness of the Other Insured according to the terms of any accelerated benefit riders attached to the Policy.

Charge.  We will assess a monthly charge as a rate per $1,000 of rider Face Amount for each Other Insured.  The applicable rate varies based on the Issue Age, sex (except for Policies issued in states that require “unisex” policies), and Rate Class of each Other Insured.  We will add this charge to your Monthly Deduction.  If you elect the other insured rider, you will be deemed to have received a distribution for tax purposes each time we make a deduction from your Policy’s Accumulated Value to pay the rider charges associated with any Other Insured with a relationship of business partner at the time the rider is issued.  You should consult a tax adviser with respect to these charges.

Qualified Plan Exchange Privilege Rider

The qualified plan exchange privilege rider permits the Insured under a Policy owned by a Qualified Pension Plan (Qualified Pension and Profit Sharing Plans that have met all the requirements under Code Section 401) to purchase a new life insurance policy without providing evidence of insurability, subject to the terms of the rider, when the original Policy is surrendered by the Plan.

The exchange privilege is subject to the following conditions:

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1.              The Policy to which the rider is attached must be in force.

2.              The Policy must be owned by a Qualified Pension Plan.

3.              The new policy shall be on a form in use by us on the date of exchange.

4.              The face amount of the new policy may not exceed the lesser of $2,000,000 or the face amount of the original Policy less the original Policy’s cash value on the date of exchange.

5.              The new policy will be issued on the basis of the insured’s attained age on the exchange date.

6.              The new policy will be issued in the same rate class as the original Policy.

7.              No evidence of insurability will be required.

8.              The original Policy must be surrendered.

9.              The issue date of the new policy will be the exchange date.

Charge.  There is no Monthly Deduction associated with the qualified plan exchange privilege rider.

Waiver of Specified Premium Rider

If you elect the waiver of specified premium rider, we will pay the specified waiver benefit as a premium into the Policy on a monthly basis if the Insured becomes totally disabled before age 65 and for at least 180 days.  If total disability occurs after age 60 and before age 65, then we will make these payments only until the Insured reaches Attained Age 65, or for a period of two years, if longer.  If total disability occurs prior to age 60, we will make these payments for the duration of the disability.  Please note that the monthly waiver benefit may not be sufficient to keep the Policy in force.

Charge.  We will assess a monthly charge for this rider equal to the applicable rate times the monthly waiver benefit while the rider is in force.  The applicable rate will be determined based on the age and sex (except for Policies issued in states that require “unisex” policies) of the Insured when the rider is issued.  We will add this charge to your Monthly Deduction.

POLICIES ISSUED IN CONJUNCTION WITH EMPLOYEE BENEFIT PLANS

Policies may be acquired in conjunction with employee benefit plans, including the funding of qualified pension plans meeting the requirements of Section 401 of the Code.

For employee benefit plan Policies, the maximum cost of insurance rates used to determine the monthly Cost of Insurance Charge are based on the 2001 Commissioners’ Standard Ordinary (80) Smoker/Nonsmoker U ANB Mortality Tables.  Under these Tables, mortality rates are the same for male and female Insureds of a particular Attained Age and Rate Class.

Illustrations reflecting the premiums and charges for employee benefit plan Policies will be provided upon request to purchasers of such Policies.

There is no provision for misstatement of sex in the employee benefit plan Policies. (See “Misstatement of Age and Sex,” in the prospectus.)  Also, the rates used to determine the amount payable under a particular Settlement Option will be the same for male and female Insureds. (See “Settlement Options,” above.)

If a Policy is purchased in connection with a plan sponsored by an employer, all rights under the Policy rest with the Policy Owner, which may be the employer or other obligor under the plan.  Benefits available to participants under the plan will be governed solely by the provisions of the plan.  Accordingly, some of the options and elections under the Policy may not be available to participants under the provisions of the plan.  In such cases, participants should contact their employers for information regarding the specifics of the plan.

SPECIAL RULES FOR EMPLOYEE BENEFIT PLANS

If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal and state income and estate tax consequences could differ.  A tax adviser should be consulted with respect to such consequences.  Policies owned under these types of plans may also be subject to restrictions under the Employee Retirement Income Security Act of 1974 (“ERISA”).  You should consult a qualified adviser regarding ERISA.

The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited.

The current cost of insurance for the Net Amount at Risk is treated as a “current fringe benefit” and must be included annually in the plan participant’s gross income.  We report this cost (generally referred to as the “P.S. 58” cost) to the participant annually.

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If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant’s Beneficiary, then the excess of the Death Benefit over the Accumulated Value is not taxable.  However, the Accumulated Value will generally be taxable to the extent it exceeds the participant’s cost basis in the Policy.

LEGAL DEVELOPMENTS REGARDING UNISEX ACTUARIAL TABLES

In 1983, the United States Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex.  In that case, the Court applied its decision only to benefits derived from contributions made on or after August 1, 1983.  Subsequent decisions of lower federal courts indicate that in other factual circumstances the Title VII prohibition of sex-distinct benefits may apply at an earlier date.  In addition, legislative, regulatory, or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances.  The Policies offered by this prospectus, other than Policies issued in states which require “unisex” policies (currently Montana) and employee benefit plan Policies (see “Policies Issued in Conjunction with Employee Benefit Plans,” above) are based upon actuarial tables which distinguish between men and women and, thus, the Policy provides different benefits to men and women of the same age.  Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related insurance or benefits program before purchasing the Policy and in determining whether an employee benefit plan Policy is appropriate.

POLICY REPORTS

Once each Policy Year, we will send you a statement describing the status of the Policy, including setting forth:

•                  the Face Amount;

•                  the current Death Benefit;

•                  any Policy loans and accrued interest;

•                  the current Accumulated Value;

•                  the non-loaned Accumulated Value in the General Account;

•                  the amount held as Collateral in the General Account;

•                  the value in each subaccount of the Separate Account;

•                  premiums paid since the last report;

•                  charges deducted since the last report;

•                  any Withdrawals since the last report; and

•                  the current Cash Surrender Value.

In addition, we will send you a statement showing the status of the Policy following the transfer of amounts from one subaccount of a Separate Account to another, the taking out of a loan, a repayment of a loan, a Withdrawal and the payment of any premiums (excluding those paid by bank draft or otherwise under the Automatic Payment Plan).

We will send you  semi-annually a report containing the financial statements of each portfolio in which your Policy has Accumulated Value, as required by the 1940 Act.

RECORDS

We will maintain all records relating to the Policy at our Home Office at National Life Drive, Montpelier, Vermont 05604.

LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on legal matters relating to certain aspects of Federal securities law applicable to the issue and sale of the Policies.  Matters of Vermont law pertaining to the Policies, including National Life’s right to issue the Policies and its qualification to do so under applicable laws and regulations issued thereunder, have been passed upon by Lisa Muller, Senior Counsel of National Life.

EXPERTS

The statutory statements of admitted assets, liabilities, and capital and surplus of National Life as of December 31, 2014 and 2013, and the related statutory statements of income, capital and surplus, and cash flows for each of the three years in the period ended December 31, 2014; the statements of net assets and the related statements of operations and of changes in net assets of each of the subaccounts constituting the National Variable Life Insurance Account at December 31, 2014 and the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years then ended; and the

17

consolidated balance sheets and the related consolidated statements of operations, changes in stockholder’s equity and cash flows of NLV Financial Corporation and its subsidiaries at December 31, 2014 and 2013, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2014 have been included in this Statement of Additional Information, which is part of the registration statement, in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, of 125 High Street Boston, Massachusetts 02110, given on the authority of said firm as experts in accounting and auditing.

18

FINANCIAL STATEMENTS

The financial statements of National Life, the Separate Account and NLV Financial appear on the following pages.  The financial statements of National Life should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon National Life’s general financial strength and claims paying ability, and its ability to meet its obligations under the Policies.  In addition to General Account allocations, General Account assets are used to guarantee the payment of certain benefits under the Policy.  To the extent that National Life is required to pay you amounts in addition to your Accumulated Value under these benefits, such amounts will come from General Account assets.  National Life’s General Account assets principally consist of fixed-income securities, including corporate bonds, mortgage-backed/asset-backed securities, and mortgage loans on real estate.  National Life and its affiliates enter into equity derivative contracts (futures and options) to hedge exposures embedded in their equity indexed insurance products, and may enter into other types of derivatives transactions. All of National Life’s General Account assets are exposed to various investment risks.  National Life’s financial statements include a further discussion of risks associated with General Account investments.

Further, you should only consider NLV Financial’s financial statements as bearing on the ability of NLV Financial to meet its obligations under the keep well and pledge and security agreement

F-000

National Life Insurance

Company

Financial Statements and Supplemental

Schedules — Statutory-Basis

As of and for the Years Ended

December 31, 2014 and 2013

National Life Insurance Company

Financial Statements and Supplemental Schedules

Statutory-Basis

As of and for the Years ended December 31, 2014 and 2013

Contents

Statutory-Basis Financial Statements

Balance Sheets - Statutory-Basis

Statements of Operations - Statutory-Basis

Statements of Changes in Capital and Surplus - Statutory-Basis

Statements of Cash Flow - Statutory-Basis

Notes to Statutory-Basis Financial Statements

Independent Auditor’s Report

To the Board of Directors of

National Life Insurance Company:

We have audited the accompanying statutory financial statements of National Life Insurance Company (the “Company”), which comprise the statutory balance sheets as of December 31, 2014 and 2013, and the related statutory statements of operations, changes in capital and surplus, and cash flow for each of the three years ended December 31, 2014.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Department of Financial Regulation of Vermont.  Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits.  We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements.  The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note A to the financial statements, the financial statements  are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Department of Financial Regulation of Vermont, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note A and accounting principles generally accepted in the United States of America are material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2014 and 2013, or the results of its operations or its cash flows for the years then ended.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2014 and 2013, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the Department of Financial Regulation of Vermont described in Note A.

April 28, 2015

National Life Insurance Company

Balance Sheets - Statutory-Basis

December 31,	
	2014	2013
	(In Thousands)	
Admitted Assets		
Cash and invested assets:		
Bonds	**$ 5,389,989**	$ 5,374,251
Common stocks	**774,556**	719,825
Mortgage loans	**522,440**	589,898
Real estate	**86,507**	53,926
Policy loans	**546,739**	559,523
Cash and short-term investments	**91,238**	62,728
Derivatives	**31,564**	36,804
Other invested assets	**376,240**	326,497
Total cash and invested assets	**7,819,273**	7,723,452
Deferred and uncollected premiums	**57,872**	60,949
Accrued investment income	**74,326**	75,596
Federal income taxes recoverable	**42,421**	51,308
Net deferred tax asset	**142,599**	116,162
Receivables from affiliates	**3,201**	-
Notes receivable	**33,623**	33,623
Other admitted assets	**258,904**	250,491
Separate account assets	**777,726**	779,726
Total admitted assets	**$ 9,209,945**	**$ 9,091,307**

National Life Insurance Company

Balance Sheets - Statutory-Basis (continued)

December 31,	
	2014	2013
	(In Thousands)	
Liabilities and capital and surplus		
Liabilities:		
Policy and contract liabilities:		
Life and annuity reserves	**$ 5,605,425**	$ 5,607,619
Accident and health reserves, net of reinsurance	**513,719**	523,875
Liability for deposit-type contracts	**287,217**	287,621
Unpaid policy and contract claims	**37,005**	41,092
Policyholders' dividends	**78,475**	85,172
Other policy and contract liabilities	**2,114**	2,742
Total policy and contract liabilities	**6,523,955**	6,548,121
Employee and agent benefits	**77,878**	81,023
Minimum pension benefit obligation	**34,129**	22,689
Interest maintenance reserve	**73,513**	62,514
Asset valuation reserve	**84,842**	81,645
Payable to affiliates	**-**	**16,570**
Derivatives	**7,589**	13,119
Other liabilities	**95,215**	78,301
Separate account liabilities	**771,669**	774,181
Total liabilities	**7,668,790**	7,678,163
Capital and surplus:		
Surplus notes	**200,000**	200,000
Common stock, $1 par value:		
Authorized - 2.5 million shares		
Issued and outstanding - 2.5 million shares	**2,500**	2,500
Additional paid-in surplus	**194,092**	126,976
Special surplus funds	**6,741**	6,214
Unassigned surplus	**1,137,822**	1,077,454
Total capital and surplus	**1,541,155**	1,413,144
Total liabilities and capital and surplus	**$ 9,209,945**	$ 9,091,307

National Life Insurance Company

Statements of Operations - Statutory-Basis

National Life Insurance Company

Statements of Changes in Capital and Surplus - Statutory-Basis

National Life Insurance Company

Statements of Cash Flow - Statutory-Basis

Year ended December 31,		
	2014	**2013**	**2012**
	(In Thousands)		
Operating activities:			
Premiums, policy proceeds, and other considerations received, net of reinsurance paid	**$ 416,135**	$ 420,990	$ 423,841
Net investment income received	**408,596**	415,913	417,928
Benefits paid	**(584,291)**	(550,963)	(568,566)
Net transfers from Separate Accounts	**24,213**	37,764	45,935
Insurance expenses paid	**(217,096)**	(188,389)	(163,863)
Dividends paid to policyholders	**(80,513)**	(93,467)	(109,512)
Federal income taxes recovered (paid)	**49,518**	(16,684)	54,045
Other income received, net of other expenses paid	**23,491**	21,329	25,444
Net cash provided (used) by operating activities	**40,053**	46,493	125,252
Investing activities:			
Proceeds from sales, maturities, or repayments of investments:			
Bonds	**988,720**	676,058	609,177
Stocks	**10,467**	10,608	11,103
Mortgage loans	**99,565**	116,923	58,584
Real estate	**475**	158	4,431
Other invested assets	**64,616**	52,811	57,702
Miscellaneous proceeds	**-**	3,433	166
Total proceeds from sales, maturities, or repayments of investments	**1,163,843**	859,991	741,163
Cost of investments acquired:			
Bonds	**(975,412)**	(679,174)	(683,510)
Stocks	**(7,413)**	(7,133)	(9,890)
Mortgage loans	**(18,158)**	(91,775)	(39,265)
Real estate	**(2,594)**	(5,997)	(8,798)
Other invested assets	**(127,893)**	(67,232)	(61,184)
Miscellaneous applications	**(5,679)**	(14,875)	(1,107)
Total cost of investments acquired	**(1,137,149)**	(866,186)	(803,754)
Net change in contract loans	**12,784**	4,349	(446)
Net cash provided (used) in investing activities	**39,478**	(1,846)	(63,037)
Financing and miscellaneous activities:			
Other cash provided (applied):			
Deposits on deposit-type contract funds and other liabilities without life contingencies	**(405)**	(10,755)	(12,956)
Dividends to stockholders	**-**	(25,000)	(30,000)
Other cash provided (applied)	**(50,616)**	19,171	(51,748)
Net cash provided (applied) in financing and miscellaneous activities	**(51,021)**	(16,584)	(94,704)
Net increase (decrease) in cash and short-term investments	**28,510**	28,063	(32,489)
Cash and short-term investments:			
Beginning of year	**62,728**	34,665	67,154
End of year	**$ 91,238**	$ 62,728	$ 34,665

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2014

A.  Significant Accounting Policies

Description of Business

National Life Insurance Company (the “Company”) is primarily engaged in the development and distribution of traditional and universal individual life insurance and annuity products. Through affiliates, it also provides distribution and investment advisory services to the Sentinel Group Funds, Inc., a family of mutual funds. The Company’s insurance and annuity products are primarily marketed through its career channel system. The career channel consists of agents and general agents who specialize in selling products to the middle and emerging affluent markets, professionals, business owners and other affluent individuals for financial and business planning purposes. Life Insurance Company of the Southwest (“LSW”) is the Company’s only wholly-owned subsidiary, with assets of $13.38 billion and surplus of $0.78 billion, as of December 31, 2014. LSW’s product lines include life insurance and annuities, which it sells primarily through independent agents.

On January 1, 1999, pursuant to a mutual holding company reorganization, the Company converted from a mutual to a stock life insurance company. This reorganization was approved by policyowners(1) of National Life, and was completed with the approval of the Vermont Commissioner of Insurance (the “Commissioner”). Prior to the conversion, policyowners held policy contractual and membership rights from the Company. The contractual rights, as defined in the various insurance and annuity policies, remained with the Company after the conversion. Membership interests held by policyowners at December 31, 1998 were converted to membership interests in National Life Holding Company (“NLHC”), a mutual insurance holding company created for this purpose.

Concurrent with the conversion to a stock life insurance company, National Life established and began operating the Closed Block. The Closed Block was established on January 1, 1999 pursuant to regulatory requirements as part of the reorganization into a mutual holding company corporate structure. The Closed Block was established for the benefit of policyholders of participating policies inforce at December 31, 1998. Included in the block are traditional dividend-paying life insurance policies, certain participating term insurance policies, dividend-paying flexible premium annuities, and other related liabilities. The Closed Block was established to protect the policy dividend expectations related to these policies. The Closed Block is expected to remain in effect until all policies within the Closed Block are no longer inforce. Assets assigned to the Closed Block at January 1, 1999, together with projected future premiums and investment returns, are reasonably expected to be sufficient to pay out all future Closed Block policy benefits. Such benefits include policyholder dividends paid out under the current dividend scale, adjusted to reflect future changes in the underlying experience.

(1)  The reference to “policyowner”, “policyholder”, and “policy” throughout this document includes both life insurance and annuity contract owners.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

A.  Significant Accounting Policies (continued)

Description of Business (continued)

All of the Company’s outstanding shares are currently held by its parent, NLV Financial Corporation (“NLVF”), which is the wholly-owned subsidiary of NLHC. NLHC and its subsidiaries (including the Company) are collectively known as National Life Group. The Company is licensed in all 50 states and the District of Columbia. In 2014, approximately 32% of total collected premiums and deposits are from residents of the states of New York, Florida and California.

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with statutory accounting practices prescribed or permitted by the State of Vermont Department of Financial Regulation (the “Department”), which is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Department recognizes only statutory accounting practices prescribed or permitted by the State of Vermont for determining solvency under Vermont Insurance Law. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual — version effective January 1, 2001 (and as amended) (“NAIC SAP”), has been adopted as a component of prescribed or permitted practices by the Department. NAIC SAP consists of Statements of Statutory Accounting Principles (“SSAPs”) and other authoritative guidance. Although the Company had no such practices in effect as of December 31, 2014, the Commissioner has the right to permit specific practices that deviate from NAIC SAP.

There are significant differences between statutory accounting practices and U.S. GAAP. Under statutory accounting practices:

Investments: Investments in bonds are reported at amortized cost or fair value based on their NAIC designation. For U.S. GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost. The remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading, and as a separate component of shareholder’s equity for those designated as available-for-sale.

Investments in real estate are reported net of related obligations, if any, rather than on a gross basis. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as required under U.S. GAAP and investment income and operating expenses include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to income as would be required under U.S. GAAP.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

A.  Significant Accounting Policies (continued)

Basis of Presentation (continued)

Investments in low income housing tax credits (“LIHTC”) are accounted for using the cost method, and the amortization is reported as a component of net investment income in the Statements of Operations. For U.S. GAAP reporting, LIHTC are accounted for using the proportional amortization method, and the amortization of the investments is reported as a component of income tax expense.

Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under U.S. GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the fair value of the collateral. The initial valuation allowance and subsequent changes in the allowance for mortgage loans as a result of a temporary impairment are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under U.S. GAAP.

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates, and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. That net deferral is reported as the interest maintenance reserve (“IMR”) in the accompanying balance sheets. Realized gains and losses are reported in income, net of federal income tax and transfers to the interest maintenance reserve. Under U.S. GAAP, realized capital gains and losses would be reported in the income statement on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

The asset valuation reserve (“AVR”) provides a valuation allowance for invested assets. The asset valuation reserve is determined by a NAIC-prescribed formula with changes reflected directly in unassigned surplus. The AVR is not recognized under U.S. GAAP.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under U.S. GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and annuity products, to the extent recoverable from future gross profits, deferred policy acquisition costs would be amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

A.  Significant Accounting Policies (continued)

Basis of Presentation (continued)

Surplus Notes: Notes issued are recorded as a component of capital and surplus, whereas under U.S. GAAP, surplus notes are recorded as debt. Under NAIC SAP, surplus note interest is not recorded as a liability or an expense until approval for payment of such interest has been granted by the Commissioner, whereas, under U.S. GAAP, the interest is accrued throughout the year.

Investment in Subsidiary: The accounts and operations of the Company’s subsidiary are not consolidated with the operations of the Company as would be required under U.S. GAAP, but are included as an Investment in Subsidiary at the statutory carrying value.

Nonadmitted Assets: Certain assets designated as “nonadmitted”, principally certain fixed asset balances, a portion of the Company’s deferred tax asset balance, and other assets not specifically identified as admitted assets within the NAIC Accounting Practices and Procedures manual, are excluded from the accompanying balance sheets, and are charged directly to unassigned surplus. The concept of nonadmitted assets is not recognized under U.S. GAAP.

Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk consist of the entire premium received, and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and are credited directly to an appropriate policy reserve account without recognizing premium income. Under U.S. GAAP, premiums received in excess of policy charges would not be recognized as premium revenue, and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under U.S. GAAP.

Reinsurance: Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under U.S. GAAP. Commissions paid by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under U.S. GAAP.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

A.  Significant Accounting Policies (continued)

Basis of Presentation (continued)

Deferred Income Taxes: Deferred income tax assets and liabilities are recognized based upon temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws. Deferred income tax assets are subject to admissibility criterion based upon the expected reversal of temporary timing differences, the Company’s level of capital and surplus, and any deferred income tax liabilities. Unrealized gains and losses are presented net of related changes in deferred taxes. The net change in other deferred taxes is recorded in adjustments to unassigned surplus. Deferred taxes do not include amounts for state taxes.

Under U.S. GAAP, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable. Also, state income taxes are included in the computation of deferred taxes.

Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies as required under U.S. GAAP.

Statements of Cash Flow: Cash and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under U.S. GAAP, the corresponding caption of cash includes cash balances and investments with initial maturities of three months or less.

A reconciliation of net income and capital and surplus of the Company as determined in accordance with statutory accounting practices to amounts determined in accordance with U.S. GAAP is as follows:

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

A. Significant Accounting Policies (continued)

Basis of Presentation (continued)

Other significant accounting practices are as follows:

Investments

Bonds, preferred stocks, common stocks, and short-term investments are reported at values prescribed by the NAIC, as follows:

Bonds not backed by other loans are principally stated at amortized cost using the interest method.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from dealer surveys or internal estimates, and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities.

Investments in preferred stock are reported at cost.

Common stocks of non-affiliates are reported at market value as determined by the Securities Valuation Office of the NAIC, and the related unrealized capital gains (losses) are reported in unassigned surplus.

Cash includes cash equivalents. Cash equivalents are short-term highly liquid investments with original maturities of three months or less, and are principally stated at amortized cost.

Short-term investments include investments with maturities of one year or less at the time of acquisition (except for cash equivalents classified as cash), and are principally stated at amortized cost.

The affiliated common stock is carried at the down-stream insurance subsidiary’s statutory capital and surplus less surplus notes issued to NLVF.

Mortgage loans are reported at unpaid principal balances, less allowance for impairments, if any. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. At that time, the mortgage loan is written down, and a realized loss is recognized.

Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost net of related obligations, if any. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, less encumbrances and estimated costs to sell the property. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

A.  Significant Accounting Policies (continued)

Investments (continued)

Policy loans are reported at unpaid principal balances.

The Company’s futures and options contracts qualify for hedge accounting and are included in derivatives and carried at fair value, with changes in fair value and gains and losses upon expiration included in net investment income, in accordance with SSAP No. 86 Accounting for Derivative Instruments and Hedging Activities.

The Company has ownership interests of more than 3% in several limited partnerships. The Company generally carries these interests based on the underlying U.S. GAAP equity of the investee.

Realized capital gains and losses are determined using the specific identification basis. Changes in the carrying amounts of investments are credited or charged directly to unassigned surplus.

Recognition and Presentation of Other-Than-Temporary Impairments

The evaluation of securities for impairment is a quantitative and qualitative process, which is subject to risks and uncertainties, and is intended to determine whether declines in fair value of investments should be recognized in current period earnings and whether the securities are other-than-temporarily impaired (“OTTI”). The risks and uncertainties include changes in general economic conditions, the issuer’s financial condition and/or future prospects, the effects of changes in interest rates or credit spreads, and the expected recovery period. The Company has a security monitoring process, overseen by investment and accounting professionals, that uses certain quantitative and qualitative characteristics to identify securities that could be potentially impaired. These identified securities are subjected to an enhanced analysis to determine if the impairments are other-than-temporary.

The Company’s best estimate of future cash flows involves assumptions including, but not limited to, various performance indicators, such as historical and projected default and recovery rates, credit ratings, current delinquency rates, loan-to-value ratios, and the possibility of obligor re-financing. In addition, for securitized debt securities, the Company considers factors including, but not limited to, commercial and residential property value declines that vary by property type and location and average cumulative collateral loss rates that vary by vintage year. These assumptions require the use of significant management judgment, and include the probability of issuer default and estimates regarding timing and amount of expected recoveries, which may include estimating the underlying collateral value. In addition, projections of expected future debt security cash flows may change based upon new information regarding the performance of the issuer and/or underlying collateral, such as changes in the projections of the underlying property value estimates.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

A.  Significant Accounting Policies (continued)

Recognition and Presentation of Other-Than-Temporary Impairments (continued)

Estimating the underlying future cash flows is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. Where possible, this data is benchmarked against third-party sources.

Fair Value Definition and Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants at the measurement date. SSAP No. 100 Fair Value Measurements requires consideration of three broad valuation techniques: (i) the market approach, (ii) the income approach, and (iii) the cost approach. Entities are required to determine the most appropriate valuation technique to use given what is being measured and the availability of sufficient inputs. The guidance prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available.

The Company has categorized its assets and liabilities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Company categorizes financial assets and liabilities recorded at fair value on the December 31, 2014 balance sheet as follows:

•                  Level 1 - Unadjusted quoted prices accessible in active markets for identical assets or liabilities at the measurement date. The types of assets and liabilities utilizing Level 1 inputs include short-term investments, U.S. Treasuries, and common stocks listed in active markets and futures listed in derivative markets. Separate accounts classified within this level principally include mutual funds and common stocks.

•                  Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly through corroboration with observable market data (market-corroborated inputs). The types of assets and liabilities utilizing Level 2 inputs include bonds, derivatives, surplus notes, and real estate. Separate account assets classified as Level 2 are primarily bonds.

•                  Level 3 - Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimate about the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs. Level 3 assets include partnerships which are carried at the Company’s pro-rata share of the limited partnership’s net asset value (“NAV”), or its equivalent.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

A.  Significant Accounting Policies (continued)

Valuation Techniques

Bonds - Bonds are stated at amortized cost with the exception of those bonds that have an NAIC 6 designation or that have been impaired. Bonds are valued using cash flow models based on appropriate observable inputs such as market quotes, yield curves, interest rates, and spreads. Those securities are generally categorized in Level 2 of the fair value hierarchy. In instances where significant inputs are unobservable, the securities are categorized as Level 3.

Common stock - Fair values of common stocks are based on unadjusted quoted market prices from pricing services as well as primary and secondary brokers/dealers. Actively traded common stocks with readily available market prices are categorized into Level 1 of the fair value hierarchy.

Short-term investments - Short-term investments consist of money market funds with observable market pricing, and are categorized into Level 1.

Partnerships - Investments in limited partnerships do not have a readily determinable fair value, and as such, the Company values them at its pro-rata share of the limited partnership’s NAV, or its equivalent. Since these valuations have significant unobservable inputs, they are generally categorized as Level 3 in the fair value hierarchy.

Derivative assets and liabilities - Derivative assets and liabilities include option contracts. Fair value of these over the counter (“OTC”) derivative products is calculated using models such as the Black-Scholes option-pricing model, which uses pricing inputs as observed from actively quoted markets, and is widely accepted -by the financial services industry. A substantial majority of the Company’s OTC derivative products use pricing models and are categorized as Level 2 of the fair value hierarchy.

Separate account assets - Separate account assets are categorized into Level 1 where the balances represent mutual funds with observable market pricing, Level 2 where the balances represent government bonds carried at fair value, and Level 3 where the assets are partnerships which are carried as the pro-rata share of the limited partnership’s NAV.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

A.  Significant Accounting Policies (continued)

Valuation Techniques (continued)

Presented here is the fair value of all assets and liabilities measured at fair value as well as the expanded fair value disclosures required by SSAP No. 100, Fair Value Measurements.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

A.  Significant Accounting Policies (continued)

Valuation Techniques (continued)

The tables below summarize the reconciliation of the beginning and ending balances and related changes for Level 3 assets and liabilities, for which significant unobservable inputs were used in determining each instrument’s fair value:

During 2014 and 2013, there were no significant transfers between fair value levels 1 and 2.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

A.  Significant Accounting Policies (continued)

Valuation Techniques (continued)

The tables below show the aggregate fair value for all of the Company’s financial instruments and their corresponding level within the fair value hierarchy. Since the SSAP No. 100 hierarchy only applies to items that are carried at fair value at the reporting date, the items in the previous tables are subsets of the amounts reported in the following tables.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

A.  Significant Accounting Policies (continued)

Asset Valuation Reserve and Interest Maintenance Reserve

The AVR is designed to stabilize unassigned surplus from default losses on bonds, preferred stocks, mortgages, real estate, and other invested assets and from fluctuations in the value of common stocks. The AVR is calculated as prescribed by the NAIC.

The IMR defers interest rate related after-tax capital gains and losses on fixed income investments, and amortizes them into income over the remaining lives of the securities sold. IMR amortization is included in net investment income in the Statements of Operations. The Company uses the seriatim method for the amortization of IMR.

Nonadmitted Assets

In accordance with regulatory requirements, certain assets, including certain deferred tax assets, prepaid expenses, furniture and equipment, and internally developed software, are excluded from the balance sheet. The net change in these assets is included in the change in nonadmitted assets in the Statements of Changes in Capital and Surplus.

Federal Home Loan Bank Agreements

National Life is a member of the Federal Home Loan Bank (“FHLB”) of Boston which provides the Company with access to a secured asset-based borrowing capacity. It is part of the Company’s strategy to utilize this borrowing capacity for funding agreements and for backup liquidity. The Company has received advances from FHLB in connection with funding agreements which are considered operating leverage. In accordance with SSAP No. 30 Investments in Common Stock (Excluding Investments in Common Stock of Subsidiary, Controlled or Affiliated Entities) the balance is included in the liability for deposit-type contracts. For more information see Note I — FHLB Agreements.

Property and Equipment

Property and equipment is reported at depreciated cost. Assets are depreciated over their useful life using the straight line method of depreciation. Real property owned by the Company is primarily depreciated over 40 years with a half year convention, and renovations and semi-permanent fixtures depreciated over 20 years. Furniture and equipment is depreciated over seven years and five years, respectively. Electronic Data Processing (“EDP”) equipment and software is depreciated for a period not exceeding three years.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

A.  Significant Accounting Policies (continued)

Property and Equipment (continued)

The tables below reflect the balances of major classes of depreciable assets, accumulated depreciation, and depreciation expense:

Corporate Owned Life Insurance

The Company holds life insurance contracts on certain members of management and other key individuals. The total cash surrender value of these Corporate Owned Life Insurance (“COLI”) contracts was $233.1 million and $224.8 million at December 31, 2014 and 2013, respectively, and is included in Other Admitted Assets on the Balance Sheets. COLI income includes the net change in cash surrender value and any benefits received. COLI income was $8.3 million, $8.4 million, and $9.0 million in 2014, 2013, and 2012, respectively, and is included in Other Income.

Recognition of Insurance Income and Related Expenses

Annual premiums and related reserve increases on traditional life insurance policies are recorded at each policy anniversary. Premiums and related reserve increases on annuity contracts and universal life policies are recorded when premiums are collected. Premiums from disability income policies are recognized as revenue over the period to which the premiums relate. Commissions and other policy and contract costs are expensed as incurred. First-year policy and contract costs and required additions to policy and contract reserves generally exceed first-year premiums.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

A.  Significant Accounting Policies (continued)

Benefit Reserves

Policy reserves for life, annuity and disability income contracts are developed using NAIC SAP. Actuarial factors used in determining life insurance reserves are based primarily upon the 1958, 1980, and 2001 Commissioners’ Standard Ordinary (“CSO”) mortality tables. Methods used to calculate life reserves consist primarily of net level premium, Commissioners’ Reserve Valuation Method, and modified preliminary term, with valuation interest rates ranging from 2.0% to 6.0%.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.

Additional premiums are charged for substandard lives in addition to the gross premium for a true age. Reserves are determined by computing mean reserves using standard mortality, then calculating a substandard additional reserve. Where the additional premium is a flat rate, the additional reserve is equal to one-half the flat additional premium charge for the year. For policies with a percentage additional rating, the additional reserve is defined as the difference between mean reserves calculated using standard valuation mortality and mean reserves calculated using valuation mortality adjusted by the percentage rating. No substandard additional reserves are held after 20 years or at age 65, if later.

Reserves for individual annuities are determined principally using the Commissioners’ Annuity Reserve Valuation Method, based on A-1949, 1983, and 2000 annuity tables with valuation interest rates from 2.0% to 9.0%. Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated by using statistical claim development models. Active life disability income reserves are determined primarily using the Commissioners’ Disability 1964 table with the 1958 CSO mortality table and Commissioners’ Individual Disability Table A morbidity tables with the 1980 CSO mortality tables. Valuation interest rates for active life reserves range from 3.0% to 6.0%. Disability income reserves are based on expected experience at 4.5% interest, and exceed statutory minimum reserves. The Company anticipates investment income as a factor in the premium deficiency calculation. Tabular components of reserves are calculated in accordance with NAIC instructions and, as appropriate, have been compared to related contract rates for reasonableness.

As of December 31, 2014 and 2013, the Company had $2.3 billion and $2.4 billion, respectively, of insurance inforce for which the gross premiums are less than the net premiums according to the standard valuation law adopted by the Department. At December 31, 2014 and 2013, reserves on the above inforce insurance totaled $27.1 million and $26.2 million, respectively, and are included in policy reserves.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

A.  Significant Accounting Policies (continued)

Policy and Contract Claims

Unpaid claims on accident and health policies represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31. The Company discounts its claim reserves for long-term disability using disability tables and discount rates approved by the Department. Reserves for unpaid claims are estimated using individual case-basis valuations and statistical analyses. Those estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for unpaid claims are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

Reinsurance

Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Dividends to Policyholders

All of the Company’s traditional life insurance and certain annuity policies are issued on a participating basis; while its universal life policies, most annuities, and disability income policies are issued on a non-participating basis. Term life insurance policies, while on a participating basis, currently receive no dividend. Liabilities for policyholders’ dividends primarily represent amounts estimated to be paid or credited in the subsequent year. The amount of policyholder dividends to be distributed is based upon a scale which seeks to reflect the relative contribution of each group of policies to the Company’s overall operating results. The dividend scale is approved annually by the Company’s Board of Directors.

Separate Accounts

Separate account assets represent segregated funds held for the benefit of certain variable annuity and variable life policyholders and the Company’s pension plans. Separate account liabilities represent the policyholders’ share of separate account assets. The Company also participates in certain separate accounts. Policy values funded by separate accounts reflect the actual investment performance of the respective accounts, and are generally not guaranteed. Investments held in the separate accounts are primarily mutual funds, common stocks, and bonds, and are carried at fair value.

The Company had approximately $1.4 million and $0.9 million of reserves for minimum death benefit guarantees on variable annuities and variable universal life at December 31, 2014 and 2013, respectively.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

A.  Significant Accounting Policies (continued)

Separate Accounts (continued)

These benefits include a provision that allows withdrawals by policyholders to adjust the death benefit guarantee on a “dollar for dollar” basis, which increases the risk profile of this benefit. Partial withdrawals from policies issued after November 1, 2003 will use the pro-rata method subject to state approval. Policyholder partial withdrawals to date have not been significant. The Company assumes no partial withdrawals in its calculation of minimum death benefit guarantee reserves, but does include partial withdrawals in asset adequacy testing.

Subsequent Events

The Company has evaluated events subsequent to December 31, 2014 and through the statutory-basis financial statement issuance date of April 28, 2015. The Company has not evaluated subsequent events after the issuance date for presentation in these statutory-basis financial statements.

Adoption of New Accounting Standards

SSAP No. 92 - Accounting for Postretirement Benefits Other Than Pensions and SSAP No. 102 - Accounting for Pensions

In 2012, the NAIC adopted SSAP No. 92 Accounting for Postretirement Benefits Other Than Pensions and SSAP No. 102 Accounting for Pensions. SSAP No. 92 and No. 102 adopt with modification the accounting and disclosure guidance in FAS 158 Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans and supersedes SSAP No. 89 and No. 14 for pensions and postretirement benefits, respectively. Clarification has been included in SSAP No. 102 to ensure both vested and nonvested employees are included within the recognition of net periodic pension cost and in the benefit obligation. Although this is consistent with U.S. GAAP, this is a change from previous statutory accounting. Due to the potential to significantly impact surplus, transition guidance has been incorporated to mitigate the impact over a possible 10-year period.

As nonvested employees were excluded from statutory accounting under SSAP No. 89, guidance has been included to indicate that the unrecognized prior service cost attributed to nonvested individuals is not required to be included in net periodic pension cost entirely in the year the reporting entity adopts SSAP No. 102. Reporting entities may elect to recognize the entire transition surplus impact as of January 1, 2013; or alternatively may elect to recognize the surplus impact over a period not to exceed 10 years. The Company had previously recorded a minimum funding obligation liability of $27.1 million. As of January 1, 2013, the Company recognized an additional net liability of $0.96 million, before taxes, from unrecognized transition obligations, prior service credits, and unrecognized gains and losses. The additional liability was recognized immediately as an adjustment to unassigned funds (surplus).

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

A.  Significant Accounting Policies (continued)

Adoption of New Accounting Standards (continued)

SSAP No. 92 - Accounting for Postretirement Benefits Other Than Pensions and SSAP No. 102 - Accounting for Pensions (continued)

SSAP No. 92 and No. 102 also called for a change in measurement date for plan assets and benefit obligations to align with the Company’s fiscal year-end statement of financial position. This is a change from previous guidance which allowed a company to measure the benefit obligations up to three months prior to the fiscal year end. The Company’s measurement date prior to 2014 was October 1st. Beginning in 2014, the Company’s measurement date changed to December 31st. In order to change measurement dates, the Company had to remeasure the funded status as of January 1, 2014. The difference of $2.5 million, pre-tax, was recorded as an increase to the opening balance of surplus and represents the difference between the prior year end and beginning of current year benefit obligation and fair value of plan assets in the tables in Note G — Benefit Plans. In addition, the net periodic benefit cost of $1.5 million, pre-tax, during that period was also adjusted as a decrease through opening surplus. The net impact of these adjustments was an increase to surplus, net of taxes of $0.6 million.

SSAP No. 61 - Life, Deposit-Type and Accident and Health Reinsurance

In 2012, the NAIC adopted revisions to SSAP No. 61R Life, Deposit-Type and Accident and Health Reinsurance, requiring additional disclosures regarding certified reinsurers. The guidance defines a certified reinsurer as an assuming insurer that does not meet the requirements to be considered authorized in the domestic state of the ceding insurer, but has been certified by such state and is required to provide collateral as security for its reinsurance obligations incurred under contracts entered into or renewed on or after the effective date of certification. Currently there is no impact on the Company as Vermont, the State of Domicile, has not adopted the Credit for Reinsurance Model Law for year-end 2014.

SSAP No. 56 - Separate Accounts

In 2014, the NAIC adopted revisions to SSAP No. 56 Separate Accounts, requiring additional disclosures regarding the amount of separate assets that represent seed money. These additional disclosures are included in Note N - Separate Accounts.

SSAP No. 30 - Investments in Common Stock

In 2014, the NAIC adopted revisions to SSAP No. 30 Investments in Common Stock, clarifying accounting required for Federal Home Loan Bank transactions and expanding the disclosure requirements for FHLB. The guidance requires all FHLB stock to be considered restricted stock until actual redemption by the FHLB. The new disclosures are included in Note I — FHLB Agreements.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

A.  Significant Accounting Policies (continued)

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of admitted assets, liabilities, surplus, income, and expenses, and related disclosures in the notes to financial statements. Actual results could differ from those estimates.

Reclassifications

Certain 2013 amounts have been reclassified to conform to the 2014 presentation.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

B.  Investments

The carrying value and the fair value of investments in bonds are summarized as follows:

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

B.  Investments (continued)

A summary of the carrying value and fair value of investments in bonds at December 31, 2014, by contractual maturity, is as follows:

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

The gross unrealized gains and losses on, and the cost and fair value of, the Company’s investments in common stocks are summarized as follows:

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

B.  Investments (continued)

The following table shows investment gross unrealized losses and fair value (after the effect of other-than-temporary impairments), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2014 and 2013:

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

B.  Investments (continued)

Of the $10.4 million total unrealized losses on debt securities in the less than 12 months category recognized in 2014, $9.6 million total unrealized losses are in the corporate bond portfolio and are concentrated in the utilities and industrial and chemicals sectors. In 2014, the Barclays US Corporate Investment Grade Index, an investment grade corporate bond index, widened by approximately 18 basis points from 115 basis points at the beginning of the year to 133 basis points at the end of the year. Over the same time period, the Barclays US Corporate High Yield Index widened by approximately 91 basis points from a beginning level of 428 basis points to a year end level of 519. The spread widening in both investment-grade and high-yield corporate bonds was concentrated in the energy sector, as the Barclays US Corporate Investment Grade Energy Index widened by approximately 80 basis points from 119 basis points at the beginning of 2014 to 199 basis points at the end of the year. Despite the overall favorable credit environment in 2014, the Company holds and monitors some individual credits that experienced adverse price action during this timeframe.

Of the $12.4 million unrealized losses on debt securities in the more than 12 months category recognized in 2014, $4.6 million was in the corporate bond portfolio and $6.5 million was in mortgage-backed securities. Based upon the facts and circumstances surrounding the individual securities, the Company’s assessment around the probability of all contractual cash flows, and the Company’s ability and intent to hold the individual securities to maturity or recovery, the Company believes that the unrealized losses on these bonds at December 31, 2014 are temporary.

The Company had $1.1 million of loan-backed securities with an other-than-temporary impairment at December 31, 2014. The table below includes all loan-backed securities for which the present value of the cash flows expected to be collected is less than the amortized cost basis:

The Company recorded $1.1 million and $2.2 million of other-than-temporary impairments on bonds in 2014 and 2013, respectively. There were no impairments recognized on common stock in 2014 and 2013.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

B.  Investments (continued)

Mortgage Loans and Real Estate

The distributions of mortgage loans and real estate at December 31 were as follows:

The Company applies a consistent and disciplined approach to evaluating and monitoring credit risk, and monitors credit quality on an ongoing basis. Quality ratings are based on internal evaluations of each loan’s specific characteristics considering a number of key inputs. The two most significant contributors to the credit quality are debt service coverage and loan-to-value ratios. The debt service coverage ratio measures the amount of property cash flow available to meet annual interest and principal payments on debt. The loan-to-value ratio, commonly expressed as a percentage, compares the amount of the loan to the fair value of the underlying property collateralizing the loan.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

B.  Investments (continued)

Mortgage Loans and Real Estate (continued)

The following tables summarize the credit quality of the Company’s commercial mortgage loan portfolio based on loan-to-value (“LTV”) and debt service coverage ratios:

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

B.  Investments (continued)

Mortgage Loans and Real Estate (continued)

The distribution of mortgage loan book values, classified by scheduled year of contractual maturity as of December 31, 2014 and 2013, is shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties.

The fair value of mortgage loans at December 31, 2014 and 2013 was $566.4 million and $621.9 million, respectively. The fair value of mortgages was estimated as the average of the present value of future cash flows under different scenarios of future mortgage interest rates (including appropriate provisions for default losses) and related changes in borrower prepayments.

During 2014, the Company originated mortgage loans of $6.5 million. The minimum and maximum lending rates for mortgage loans originated during 2014 were 4.35% and 4.85%, respectively. During 2014 and 2013, the Company did not reduce the interest rate on any outstanding mortgage loans. The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money loans was 75%.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

B.  Investments (continued)

Mortgage Loans and Real Estate (continued)

An age analysis of mortgage loans aggregated by type is as follows:

Taxes, assessments and any amounts advanced and not included in the mortgage loans total are $98,505 and $28,839 as of December 31, 2014 and 2013, respectively.

Investment in impaired loans with or without allowance for credit losses:

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

B.  Investments (continued)

Mortgage Loans and Real Estate (continued)

Interest income on non-performing loans is generally recognized on a cash basis.

Additional disclosures regarding impaired loans are as follows:

The Company reviews loans for impairment based on several factors including, but not limited to, deteriorating market conditions, significant changes in debt coverage and loan to value ratios, and borrower specific credit issues. When the Company determines that, based on this current information and events, it is probable it will be unable to collect all amounts due according to the contractual terms, the Company measures an impairment based on the difference between the estimated fair market value of the underlying collateral less recovery costs and the recorded investment in the loan and records a valuation allowance for the impaired loan with a corresponding charge to unrealized gain or loss. The Company continues to accrue interest as due on these loans until such point it is deemed uncollectible. If there is a significant change in the estimated fair value of the collateral, then the valuation allowance is adjusted accordingly. If the impairment is deemed to be other than temporary in nature, a direct write-down of the loan is recognized as a realized loss. This new cost basis is not adjusted for subsequent change in the fair value of the underlying collateral. Loans that have been directly written down recognize interest income on a cash basis.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

B.  Investments (continued)

Mortgage Loans and Real Estate (continued)

The Company has a high quality, well performing, commercial mortgage loan portfolio. For a small portion of the portfolio, classified as troubled debt restructuring, the Company grants concessions related to the borrowers’ financial difficulties. Generally, these types of concessions include: 1) a modification to the payment terms in order for the borrower to not become delinquent on payments, 2) a refinance or extension of the maturity date at below current market terms, and/or 3) a reduction of accrued interest. The Company considers the amount, timing and extent of the concession granted in determining any impairment or changes in the specific valuation allowance recorded in connection with the troubled debt restructuring. Through the portfolio monitoring process, the Company may have recorded a specific valuation allowance prior to the quarter when the loan was modified in a troubled debt restructuring. Accordingly, the carrying value (after specific valuation allowance) before and after modification through a troubled debt restructuring may not change significantly.

The Company had total recorded investments in restructured loans of $36.5 million and $11.4 million as of December 31, 2014 and 2013, respectively. The realized capital losses related to these restructured loans was $4.5 million and $0.8 million, respectively. The Company had one non-performing loan (delinquent more than 90 days) as of December 31, 2014 and 2013.

Low Income Housing Tax Credit Properties

As of December 31, 2014, the Company invested in LIHTC of $67.8 million, which is less than 10% of the total admitted assets. The Company accounts for these investments using the cost method. In 2014 and 2013, amortization of $11.8 million and $11.6 million was included in net investment income, respectively. The remaining holding period varies on these investments, the longest being 12 years, and the Company anticipates full absorption of all LIHTC. The LIHTC properties are not subject to any regulatory reviews. The Company did not recognize any impairments or write-downs during 2014 on the LIHTC investments. The Company has $2.8 million in remaining commitments to be funded over the next two years.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

B.  Investments (continued)

Restricted Assets

The following table discloses the amount and nature of any assets pledged to others as collateral or otherwise restricted by the Company as of December 31, 2014:

Below provides detail for assets categorized as other restricted assets:

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

B.  Investments (continued)

Net Investment Income

Major categories of the Company’s net investment income are summarized as follows:

There was no nonadmitted accrued investment income at December 31, 2014, 2013 or 2012.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

B.  Investments (continued)

Net Realized Gains and Losses

Realized capital gains and losses are reported net of federal income taxes and amounts transferred to the IMR as follows:

Loan-Backed Securities

Prepayment assumptions used in the calculation of the effective yield and valuation of loan-backed bonds and structured securities are based on available industry sources and information provided by lenders. The retrospective adjustment methodology is used for the valuation of securities held by the Company.

Joint Ventures, Partnerships and Limited Liability Companies

The Company has no investments in joint ventures, partnerships or limited liability companies that exceed 10% of its admitted assets.

The Company recorded $5.1 million and $3.0 million of impairments on non-public limited partnerships in 2014 and 2013, respectively. These limited partnerships have underlying characteristics of common stock. Fair values utilized in determining impairments were determined by the Company based on the limited partnerships’ operating results.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

B.  Investments (continued)

Repurchase Agreements

The Company periodically enters into repurchase agreements on U.S. Treasury securities to enhance the yield of its bond portfolio. These transactions are accounted for as financings as the securities received at the end of the repurchase period are identical to the securities transferred. Any repurchase liability is included in other liabilities. There were no open transactions at December 31, 2014 or 2013.

C.  Nonadmitted Assets

The Company’s nonadmitted assets at December 31 are as follows:

D.  Reinsurance

The Company currently retains up to $2.0 million of risk on any individual person. Prior to that and beginning January 1, 2002, the Company generally retained no more than $1.0 million of risk on any person (excluding accidental death benefits and dividend additions). Reinsurance for life products is ceded under yearly renewable term, coinsurance, and modified coinsurance agreements with various reinsurers. Total premiums from direct business were $495.6 million, $496.3 million, and $502.9 million in 2014, 2013, and 2012, respectively. Of those direct premiums, individual life premiums ceded were $63.2 million, $55.5 million, and $57.6 million for the years ended December 31, 2014, 2013, and 2012, respectively, and are included as a reduction of premium and annuity considerations. Total individual life insurance ceded was $17.7 billion and $18.4 billion of the $39.9 billion and $39.7 billion in force at December 31, 2014 and 2013, respectively. The Company has assumed a small amount of yearly renewable term reinsurance from non-affiliated insurers.

At December 31, 2014 and 2013, neither the Company nor any of its representatives, officers, trustees, or directors had more than 10% ownership of or direct or indirect control over any non-affiliated reinsurers, and there were no policies reinsured outside the United States with companies owned or controlled by an affiliated entity. There were no unilaterally cancelable reinsurance agreements (for reasons other than for nonpayment of premium or other similar credits) in effect at December 31, 2014 and 2013. The Company’s largest reserve credit as of December 31, 2014 and 2013 was with Swiss Re for $136.0 million and $135.4 million, respectively.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

D.  Reinsurance (continued)

No reinsurance agreements were in force at December 31, 2014 and 2013 which would likely result in a payment to the reinsurer in excess of the total direct premiums collected. No new reinsurance agreements were enacted during the year which included life insurance policies inforce at the end of the previous year.

Disability income products are significantly reinsured, primarily with Unum Provident Corporation (“UNUM”). All amounts reinsured by UNUM are on a modified coinsurance basis. The Company ceded 50% of the experience risk on open claims as of 1/1/1991 to UNUM. Interest is paid to UNUM on these reserves at a rate of 9.44%. The Company ceded 80% of the experience risk on the remaining reserves reinsured with UNUM post 1/1/1991. Interest is paid to UNUM on these reserves at a rate of 6.98%. Total disability income premiums ceded in 2014, 2013, and 2012 were $21.5 million, $23.4 million and $25.1 million, respectively.

In 2014, 2013, and 2012, there were no reinsurance assumption changes to life insurance and annuity products.

The Company would be liable with respect to any ceded insurance should any reinsurer be unable to meet its assumed obligations.

The Company’s reinsurance treaties meet risk transfer criteria to qualify for reinsurance accounting treatment as prescribed by the Department.

E.  Federal Income Taxes

The components of the net deferred tax asset (liability) at December 31 are as follows:

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

E.  Federal Income Taxes (continued)

The admission calculation components at December 31 are as follows:

At December 31, 2014 and 2013, the following ratio percentages were used to determine recovery period and threshold limitation:

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

E.  Federal Income Taxes (continued)

At December 31, 2014 and 2013, tax planning strategies had the following impact on deferred tax assets:

The Company’s tax planning strategies do not include the use of reinsurance.

There were no unrecognized deferred tax liabilities at December 31, 2014.

Federal current income taxes incurred consists of the following major components:

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

E.  Federal Income Taxes (continued)

The components of deferred tax assets and liabilities are as follows:

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

E.  Federal Income Taxes (continued)

The Company’s total provision for income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 35% to pretax income. The significant items causing this difference are as follows:

The Company recognizes income tax benefits and any related reserves in accordance with SSAP No. 5R, “Liabilities, Contingencies and Impairment of Assets”, as modified by paragraph 3.a. of SSAP No. 101. Currently, the Company only files income tax returns in the United States.

During 2012 the Internal Revenue Service (“IRS”) completed its examination of the Company’s 2008 consolidated federal income tax return. The Company is awaiting Joint Committee approval of the examination results. During 2014, the IRS began its examination of the Company’s 2010, 2011 and 2012 consolidated federal income tax returns. The Company is no longer subject to U.S. federal, state, and local tax examinations by tax authorities for years prior to 2008.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

E.  Federal Income Taxes (continued)

As of December 31, 2014, there are no unrecognized tax benefits for the Company. It is likely there will be no significant change in the amount of unrecognized tax benefits within the next twelve months.

The Company recognizes interest and penalties related to unrecognized tax benefits in tax expense. During the years ended December 31, 2014 and 2013, the Company recognized an expense of approximately $0.0 million and $0.1 million for interest and penalties, respectively. The Company has approximately $0.4 million and $0.2 million accrued for interest and penalties at December 31, 2014 and 2013, respectively.

As of December 31, 2014, the Company has no operating loss or tax credit carryforwards available.

The following are income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses:

There are no admitted deposits pursuant to Section 6603 Internal Revenue Code.

The Company’s federal income tax return is consolidated with the following entities: LSW, NLHC, NLVF, National Life Real Estate Holdings, LLC (“NLREH”), Sentinel Asset Management, Inc. (“SAMI”), Sentinel Administrative Services, Inc., Sentinel Financial Services, Inc., National Retirement Plan Advisors, Inc., and Equity Services, Inc. The method of allocation for federal income tax expense between the companies is pursuant to a written agreement. Allocation is based upon separate return calculations with current benefit for net losses and tax credits to the extent utilized in the consolidated income tax return. Intercompany tax balances are settled quarterly.

F.  Information Concerning Parent, Subsidiaries and Affiliates

In 2012, the sponsorship of certain employee defined benefit and postretirement benefits were transferred to the Company’s parent NLVF. The Company has no ongoing obligation to these plans outside of contributing towards the annual cost for the Company’s employees who participate in the plan, and, as such, the liabilities related to these plans were transferred to NLVF. The net effect of this transfer was to increase the Company’s surplus by $90.5 million, net of taxes. Although these statutory based liabilities were transferred to NLVF, all reporting at NLVF is based on U.S. GAAP. For more information on this transaction, see Note G - Benefit Plans.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

F.  Information Concerning Parent, Subsidiaries and Affiliates (continued)

In 2009, NLVF formed a wholly owned subsidiary called National Life Real Estate Holdings, LLC, (“NLREH”), a limited liability company, which was an affiliate of the Company. NLREH operations consisted primarily of management and operation of other real estate owned. On October 15, 2014, NLREH was dissolved; all assets were transferred to its parent NLVF as a return of capital with a simultaneous contribution of those assets from NLVF to the Company. The contribution resulted in an increase in surplus of $67.1 million. The Company sold no assets to NLREH during 2014 or 2013.

In 2009, the Company made an $8.6 million unsecured loan to NLVF. Prior notification was provided to the Department. The loan was originally due to be repaid January 31, 2012. An amendment was made to the agreement with a revised due date of January 31, 2015. Interest on the loan is calculated at LIBOR + 150 basis points.

In 2008, the Company made a $25 million unsecured loan to NLVF. Prior notification was provided to the Department. The loan was originally due to be repaid on December 31, 2008. An amendment was made to the agreement with a revised due date of December 31, 2015. Interest on the loan is calculated at LIBOR + 150 basis points.

The Company held equity interests in its affiliate, Sentinel Group Funds, Inc., of $14.6 million and $18.6 million as of December 31, 2014 and 2013, respectively. These investments represented 0.17% and 0.22% of total admitted assets as of December 31, 2014 and 2013, respectively.

All intercompany transactions are settled on a current basis. Amounts receivable or payable at December 31 generally represent year end cost allocations, reinsurance transactions, and income taxes and are included in the accompanying Balance Sheets. There was $0.7 million receivable from LSW as of December 31, 2014 and $23.7 million payable to LSW as of December 31, 2013.

During 2012, the Company modified the IT cost expense sharing agreement between the Company and its subsidiary, LSW. The modification to the IT cost expense sharing agreement was filed with both the Texas Department of Insurance and the Vermont Department of Financial Regulation. The Company received reimbursement of $30.7 million and $28.0 million under this IT agreement in December 31, 2014 and December 31, 2013, respectively.

Under all cost allocation agreements with LSW, the Company received reimbursement of $76.7 million and $69.2 million for the years ended December 31, 2014 and 2013, respectively.

No guarantees or undertakings on behalf of an affiliate resulting in a material contingent exposure of the Company’s assets or liabilities existed at December 31, 2014 and 2013.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

F.  Information Concerning Parent, Subsidiaries and Affiliates (continued)

The Company and several of its subsidiaries and affiliates share common facilities and employees. Expenses are periodically allocated according to specified reimbursement agreements. The Company had no agreements in place at December 31, 2014 or 2013 to potentially move non-admitted assets into the parent or other affiliates.

G.  Benefit Plans

The Company sponsors a frozen non-contributory qualified defined benefit plan that provided benefits to employees in the Career channel general agencies. The plan was amended effective January 1, 2004 to freeze plan benefits. No new participants were admitted to the plan after December 31, 2003, and there were no increases in benefits after December 31, 2003 for existing participants. This plan is a separately funded plan. Plan assets are a group annuity contract issued by the Company and supported by a separate account of the Company primarily invested in bonds, common stocks, and mutual funds. None of the securities held in the Company’s separate account were issued by the Company, but some investments are advised by an affiliate.

The Company also sponsors other non-qualified pension plans, including a non-contributory defined benefit plan for career general agents contracted prior to July 1, 2001 that provides benefits based on years of service and sales levels. The non-qualified defined benefit pension plans are not separately funded.

The Company sponsors a defined benefit post-retirement plan that provides medical and life insurance benefits to full-time career agents. Spouses and dependents of participants generally qualify for the medical plans. This plan was frozen as of January 1, 2007. Substantially all agents who began service prior to January 1, 2007 may be eligible for medical retiree coverage if they are employed until retirement age and meet certain minimum service requirements while working for the Company. Medical coverage is contributory; with retiree contributions adjusted annually, and contains cost sharing features such as deductibles and copayments. This post-retirement plan is not separately funded, and the Company therefore pays for the plan benefits from operating cash flows.

In 2012, the sponsorship of certain home office employee related defined benefit pension plans and postretirement benefits transferred from the Company to NLVF. The transfer of the sponsorship and the associated liabilities resulted in an increase in the Company’s surplus of $90.5 million, net of taxes. The Company has no ongoing obligation in connection with this transfer outside of contributing towards the annual cost for the Company’s employees who participate in the plan. The Company’s expense in connection with these plans was $18.3 million and $11.5 million for the years ended December 31, 2014 and December 31, 2013, respectively.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

G.  Benefit Plans (continued)

The following tables show the plans’ combined funded status at December 31:

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

G.  Benefit Plans (continued)

Amounts in unassigned funds (surplus) recognized as components of net periodic benefit cost at December 31 were as follows:

The components of net periodic benefit cost are as follows:

Over the next year, the estimated amount of amortization from unassigned funds into net periodic benefit cost related to net actuarial losses is $3.6 million for pension plans. The estimated amount of amortization from unassigned funds into net periodic benefit cost related to net actuarial losses and prior service benefit are ($0.1) million and ($0.1) million, respectively, for other postretirement plans.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of National Life Insurance Company

and Policyholders of National Life Variable Annuity Account I:

In our opinion, the accompanying statement of net assets and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of National Life Variable Annuity Account I (a Separate Account of National Life Insurance Company, the “Sponsor Company”) at December 31, 2014, and the results of its operations and the changes in its net assets for each of the two periods then ended, and the financial highlights for each of the five periods then ended, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Sponsor Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the mutual fund’s advisor, provide a reasonable basis for our opinion.

Boston, Massachusetts

April 28, 2015

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

G.  Benefit Plans (continued)

With the adoption of SSAP No. 92 Accounting for Postretirement Benefits Other Than Pensions and SSAP No. 102 Accounting for Pensions the measurement date in 2014 for all of the plans was changed to December 31. The measurement date in prior years was October 1 preceding the date of the Balance Sheets. In order to change measurement dates, the Company had to remeasure the funded status as of January 1, 2014. The difference of $2.5 million, pre-tax, was recorded as an increase to the opening balance of surplus and represents the difference between the prior year end and beginning of current year benefit obligation and fair value of plan assets in the tables above. In addition, the net periodic benefit cost of $1.5 million, pre-tax, during that period was also adjusted as a decrease through opening surplus. The net impact of these adjustments was an increase to surplus, net of taxes of $0.6 million.

The total accumulated benefit obligation was $91.8 million, $81.0 million and $87.6 million at December 31, 2014, 2013 and 2012, respectively.

SSAP No. 92 and SSAP No. 102 became effective January 1, 2013. These SSAPs require that any underfunded benefit obligation be recognized as a liability. At transition, the Company had a liability of $28.1 million and recognized an incremental liability of $0.96 million, before taxes, from unrecognized transition obligations, prior service credits and unrecognized gains and losses. This liability was recorded as an immediate recognition through unassigned funds. Based on the revised measurement of the benefit obligation the liability decreased to $22.7 million at December 31, 2013. The liability at December 31, 2014 increased to $34.1 million.

In 2012, the Company had a minimum pension obligation liability of $27.1 million. In 2012, the minimum pension liability decreased by $32.6 million resulting in an increase in the Company’s surplus. The decrease in the liability was the result of the transfer of the plan sponsorship and the associated liabilities. In 2012, the pension asset was reversed, as was the corresponding nonadmitted pension asset, resulting in a $29.8 million increase to surplus.

In 2014, 2013, and 2012, there was no admitted intangible pension asset.

The projected health care cost trend rate (“HCCTR”) was 5.0% for 2014, 5.0% for 2013 and 5.5% for 2012. The HCCTR of 5.0% achieved in 2013 is the ultimate trend rate.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

G.  Benefit Plans (continued)

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. Increasing the assumed HCCTR by one percentage point in each year would increase the accumulated postretirement benefit obligation (“APBO”) for the remaining plan by approximately $2.2 million and increase the service and interest cost of net periodic postretirement benefit cost by approximately $0.1 million. Decreasing the assumed HCCTR by one percentage point in each year would reduce the APBO by approximately $1.9 million and the service and interest cost of net periodic post-retirement benefit cost by about $0.1 million.

The Company uses the straight-line method of amortization for prior service cost and unrecognized gains and losses.

Plan assets are invested as follows:

The primary objective is to maximize long-term total return within the investment policy and guidelines. The Company’s investment policy for the plan assets associated with the separately funded plans is to maintain a target allocation of approximately 40%-70% equities, 30%-50% fixed income and 0-10% alternative investments when measured at fair value.

The Company’s expected long-term rate of return of 7.0% is based upon the combination of current asset mix of equities and fixed income and the Company’s historical and projected experience on long-term projections by investments research organizations.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

G.  Benefit Plans (continued)

The concentrations of credit risk associated with the plan assets are shown in the table below:

2014	2013
		(In Thousands)	
Equities – unaffiliated	Consumer Discretionary	$ -	$ 731
	Consumer Staples	-	300
	Energy	-	379
	Equity Funds	**7,525**	2,750
	Financials	-	1,239
	Health Care	-	672
	Industrial	-	716
	Information Technology	-	1,064
	Materials	-	188
	Telecommunication Services	-	62
	Utilities	-	35
	Total common stocks	**7,525**	8,136
Fixed income	U.S. Government	-	2,473
	Automotive	-	38
	Chemicals	**97**	118
	Consumer Products	**56**	30
	Energy	**52**	-
	Food and Beverage	**261**	108
	Health Care	**55**	-
	Home Construction	-	7
	Independent	-	164
	Insurance - Health	**54**	-
	Insurance - Property and Casualty	**165**	27
	Machine Construction	**106**	-
	Manufacturing	**109**	-
	Media	**106**	14
	Metals and Mining	-	14
	Packaging	-	27
	Pharmaceuticals	**156**	-
	Pipelines	-	6
	Refining	-	115
	Technology	**57**	28
	Wireless	**52**	104
	Bond Funds	**3,844**	-
	Total fixed income	**5,170**	3,273
Short term investments	Money Market Funds - Banking	**238**	1,015
	U.S. Government	-	543
	U.S. Treasury	-	283
	Total short term investments	**238**	1,841
Partnerships		**557**	-
Cash		**23**	64
Group annuity		**480**	157
	Total Investments (1) (2)	**$ 13,993**	$ 13,471

(1) Includes investments totaling $3,236 in 2014 and $2,750 in 2013 advised by SAMI.

(2) The difference to total plan assets shown of $14,004 for 2014 and $13,482 for 2013 shown in the changes in plan assets are accruals for income and liabilities.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

G.  Benefit Plans (continued)

The valuation techniques used for the plan assets are:

Common stock - Fair values of common stocks are based on unadjusted quoted market prices from pricing services as well as primary and secondary brokers/dealers. Common stocks are categorized into Level 1 of the fair value hierarchy.

Corporates - Corporate bonds which include bond mutual funds are valued using cash flow models based on appropriate observable inputs such as market quotes, yield curves, interest rates, and spreads. These securities are categorized in Level 1 or Level 2 of the fair value hierarchy.

Partnerships - Investments in limited partnerships do not have a readily determinable fair value, and, as such, the Company values them at its pro-rata share of the limited partnership’s net asset value, or its equivalent. Since these valuations have significant unobservable inputs, they are generally categorized as Level 3 in the fair value hierarchy.

Short term investments - Short term investments consist of mutual funds invested in money market funds and government agencies. Short term investments in money market funds are categorized in Level 1 of the hierarchy, whereas short term investments in government agencies, which are not traded daily, are categorized in Level 2 of the hierarchy.

Group annuity - This category consists of an investment in a National Life group variable annuity contract. The contract is carried at amortized cost, which approximates fair value. These assets are categorized in Level 2 of the hierarchy.

Mortgage backed securities - MBS consist primarily of FNMA and GNMA mortgage-backed securities. The fair value of the MBS are valued using cash flow models based on appropriate observable inputs such as market quotes, yield curves, interest rates, and spreads. These investments are categorized in Level 2.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

G.  Benefit Plans (continued)

The valuation of plan assets for 2014 and 2013 are as follows:

During 2014 and 2013, there were no significant transfers between fair value Levels 1 and 2. The table below summarizes the reconciliation of the beginning and ending balances and related changes for the year ended December 31, 2014 for Level 3 fair value measurements for which significant unobservable inputs were used in determining each instrument’s fair value.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

G.  Benefit Plans (continued)

Projected benefit payments for defined benefit obligations for each of the five years following December 31, 2014, and in aggregate for the five years thereafter is as follows:

The Company’s general policy is to contribute the regulatory minimum required amount into its separately funded defined benefit pension plan. However, the Company may elect to make larger contributions subject to maximum contribution limitations. The Company’s expected contribution for 2015 into its separately funded defined benefit pension plan for general agency employees is approximately $0.6 million.

The Company participates in a 401(k) plan for its employees. Employees earning less than a specified amount will receive a 75% match on up to 6% of an employee’s salary, subject to applicable maximum contribution guidelines. Employees earning more than a specified amount will receive a 50% match on up to 6% of an employee’s salary, subject to applicable maximum contribution guidelines. Additional employee voluntary contributions may be made to the plans subject to contribution guidelines. Vesting and withdrawal privilege schedules are attached to the Company’s matching contributions. Plan assets invested in the mutual funds are outside the Company and, as such, are excluded from the Company’s assets and liabilities. The Company’s contribution to the 401(k) plans for its employees for the years ended December 31, 2014, 2013, and 2012, was $1.3 million, $1.1 million and $1.0 million, respectively.

The Company also provides a 401(k) plan for its regular full-time agents. The Company makes an annual contribution equal to 6.1% of an agent’s compensation up to the Social Security taxable wage base plus 7.5% of the agent’s compensation in excess of the Social Security taxable wage base. In addition, the agent may elect to defer a portion of the agent’s compensation, up to the legal limit on elective deferrals, and have that amount contributed to the plan. Total annual contributions cannot exceed certain limits which vary based on total agent compensation. The Company’s match on the agents 401(k) plan was $0.8 million, $0.6 million and $0.5 million for the years ended December 31, 2014, 2013, and 2012, respectively.

For all of the Company’s defined contribution plans, accumulated funds may be invested by the employee in a group annuity contract issued by the Company or in mutual funds (several of which are sponsored by an affiliate of the Company).

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

H.  Capital and Surplus, Shareholder Dividend Restrictions and Quasi-Reorganizations

The Company has outstanding surplus notes with a principal balance of $200.0 million, bearing interest at 10.5% and a maturity date of September 15, 2039. These surplus notes were issued in exchange for cash. The notes were issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and are administered by The Depository Trust Company. The interest on these notes is scheduled to be paid semiannually on March 15 and September 15 of each year. The Company paid $21.0 million in 2014 and had $6.1 million of unapproved interest that was not accrued at December 31, 2014. Total interest paid on the surplus note is $104.5 million. The notes are unsecured and subordinated in right of payment to all present and future indebtedness, policy claims and prior claims and rank pari passu with any future surplus notes, and any redemption payment may be made only with prior approval of the Commissioner, which approval will only be granted if, in the judgment of the Commissioner, the financial condition warrants the making of such payments. The notes shall not be entitled to any sinking fund.

The Company has outstanding 2.5 million common stock $1 par shares. The shares are wholly-owned by its parent NLVF. At the time of issuance, the Company recorded $5.0 million of additional paid-in-capital as transfers from retained earnings. At December 31, 2014 and 2013, the Company had 2.5 million shares authorized and outstanding. All shares are Class A shares. No preferred stock has been issued.

NLHC, a stock holding company, currently owns all the outstanding shares of NLVF, which in turn currently owns all the outstanding shares of the Company. NLHC currently has no other significant assets, liabilities or operations other than that related to its ownership of NLVF’s outstanding stock. Similarly, NLVF currently has no significant assets or operations other than those related to investments funded by a 2002 dividend from the Company, issuance of $200.0 million in debt financing in 2003, issuance of an additional $75.0 million in debt financing in 2005, as the sponsor of certain employee related benefit plans, and its ownership of National Life’s outstanding stock. Under the terms of the mutual holding company reorganization described in Note A, NLHC must always hold a majority of the voting shares of NLVF.

Policyowner surplus is restricted by required statutory surplus of $5.0 million, other state permanent surplus (guaranty fund) requirements of $500,000, and special surplus amounts required by the State of New York in connection with variable annuity business. There were no changes in the balances of any special surplus funds from the prior period.

In 2012, in conjunction with the transfer of the sponsorship of certain defined benefit and postretirement benefit plans, the liabilities related to these plans were transferred to NLVF. The Company has no ongoing obligation in connection with this transfer outside of contributing towards the annual cost for the Company’s employees who participate in the plan. This transaction was recorded as a $19.9 million adjustment to paid-in surplus for the release of the accrued liabilities. Other adjustments were recorded in the change in minimum pension liability, change in nonadmitted assets, and taxes. The total adjustment was $90.5 million, net of taxes. For additional information see Note G - Benefit Plans.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

H.  Capital and Surplus, Shareholder Dividend Restrictions and Quasi-Reorganizations (continued)

In 2014, the Company received a $30.0 ordinary dividend from LSW. In 2013, the Company received a $25.0 million ordinary dividend from LSW, which the Company then paid as a dividend to NLVF. Certain dividends declared by the Company in excess of the lesser of net gain from operations or 10% of statutory surplus require pre-approval by the Commissioner. Within the limitations of the above, there are no restrictions placed on the portion of the Company’s profits that may be paid as ordinary dividends to the shareholder. No stock is held for special purposes.

The Company did not receive any capital contributions from its parent, NLVF, during 2014, 2013, and 2012.

As of December 31, 2014, the Company had securities of $7.0 million in insurance department special deposit accounts.

I.  FHLB Agreements

National Life is a member of the Federal Home Loan Bank of Boston (“FHLB”) which provides National Life with access to a secured asset-based borrowing capacity of $1.9 billion. The membership and any advances require an investment in the common stock of FHLB. The Company received an advance from FHLB in 2011 for $100 million, which is considered a funding agreement and is included in liability for deposit-type contracts. The proceeds have been invested in a discrete pool of fixed income assets. The advance was provided to National Life in two tranches of $75 million and $25 million, which mature in 2015 and 2016, respectively. Interest accrues on these blocks at a fixed rate with total interest of $1.8 million and $2.0 million in 2014 and 2013, respectively. The Company posted collateral of $126.0 million as of December 31, 2014. The Company had an investment in the common stock of FHLB of $10.7 million as of December 31, 2014 and 2013.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

I.  FHLB Agreements (continued)

FHLB Capital Stock - Aggregate Totals

FHLB Membership Stock (Class A and B) Eligible for Redemption

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

I.  FHLB Agreements (continued)

Collateral Pledged to FHLB

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

I.  FHLB Agreements (continued)

Borrowing from FHLB

Maximum amount borrowed during the period ended December 31, 2014

The Company has no prepayment obligations under the funding arrangements with the FHLB.

J.  Business Risks, Commitments and Contingencies

Business Risks

The first nine months of 2014 mimicked a scene now familiar to investors of the quantitative easing era, a continuous price appreciation of risk assets with persistently low volatility.  Despite the continuation of expansionary central banking policy elsewhere in the world, the inevitable end to the Federal Reserve’s expansionary policy during the latter part of 2014 proved to be the catalyst to allow concern back into capital market risk premiums.  Given this backdrop, domestic equities continued their run of strong annual performance with the S&P 500 up 13.69% while the Barclays US Aggregate bond index rebounded from its poor 2013 performance to post a return of 5.97%.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

J.  Business Risks, Commitments and Contingencies (continued)

Business Risks (continued)

While 2014 generally showed continued stabilization in the commercial mortgage market, with portfolio credit metrics improving and greater availability of financing, certain loans in the portfolio continue to exhibit higher risk characteristics. These include loans that are subject to high vacancy, significant lease expirations or financially weak sponsors. While these issues can lead to payment problems, particularly at maturity, conservative underwriting at inception results in limited downside risk and favorable recoveries in most situations. The statutory carrying value of commercial mortgage loans is stated at original cost net of repayments, amortization of premiums, accretion of discounts and valuation allowances.

As of December 31, 2014 and 2013, the Company held $253.3 million and $221.4 million, respectively, of commercial mortgage-backed securities (“CMBS”). The fair value of the Company’s CMBS was $278.6 million and $250.6 million at December 31, 2014 and December 31, 2013, respectively. The Company had other-than-temporary impairments related to CMBS investments of $1.1 million and $2.2 million as of December 31, 2014 and 2013, respectively. It is unclear how long it will take for a return to normal market conditions. The extent and duration of any future market or sector decline is unknown, as is the potential impact of such a decline on the Company’s investment portfolio.

The Company routinely executes transactions with counterparties in the financial services industry, including brokers and dealers, commercial banks, investment banks and other financial institutions. Many of these transactions expose the Company to credit risk in the event of default of the respective counterparties. In addition, the underlying collateral supporting the Company’s structured securities, including CMBS, may deteriorate or default causing these structured securities to incur losses. For example, the Company may hedge various business risks using over-the-counter derivative instruments to a pre-approved number of counterparties. While the Company carefully monitors counterparty exposures and holds collateral to limit such risk, if counterparties fail or refuse to honor their obligations, the hedges of the related risk will be ineffective. Such failure could have a material adverse effect on the Company’s results of operations and financial condition. At December 31, 2014, the Company’s over-the-counter notional exposure to derivative counterparties totaled $534.3 million with a combined market value of $36.5 million owed to the Company by these derivative counterparties. To mitigate this risk, the Company requires that counterparties post collateral when exposure exceeds certain thresholds. As of December 31, 2014, the net exposure with any individual counterparty related to the Company’s derivative positions did not exceed $2.5 million. For more information on derivatives see Note O - Derivative Financial Instruments.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

J.  Business Risks, Commitments and Contingencies (continued)

Business Risks (continued)

The Company also is subject to the risk that the issuers of, or other obligors of, securities owned by the Company may default on payments with respect to such securities. The Company’s investment portfolio includes investment securities in the financial services sector and other sectors that have recently experienced defaults, and in the prevailing climate of economic uncertainty and volatility, the credit quality of many issuers has been adversely affected, which has increased the risk of default on such securities. Further defaults could have a material adverse effect on the Company’s results of operations or financial condition.

In addition, potential action by governments and regulatory bodies in response to the financial crisis affecting the global banking system and financial markets, such as investment, nationalization and other intervention, could negatively impact these instruments, securities, transactions and investments. There can be no assurance that any such losses or impairments to the carrying value of these assets would not materially and adversely affect the Company’s results of operations or financial condition.

The profitability of the Company’s life insurance and annuity businesses is sensitive to interest rate changes. Periods of high or increasing rates have the potential to negatively affect the Company’s profitability in the following principal ways:

•                  In periods of increasing interest rates, life insurance policy loans and surrenders and withdrawals may increase as policyholders seek investments with higher perceived returns. As of December 31, 2014, the Company had outstanding $1,049.8 million of annuities that were subject to surrender at book value without a surrender charge or with a surrender charge of less than 5% of book value. This could result in cash outflows requiring the Company to sell invested assets at a time when the prices of those assets are adversely affected by the increase in market interest rates, which could cause the Company to suffer realized investment losses.

•                  The income from certain of the Company’s insurance and annuity products is derived from the spread between the crediting rate required to be paid under the contracts and the rate of return earned on general account investments supporting such contracts. When interest rates rise, such as in inflationary periods, the Company may face competitive pressure to increase crediting rates on such contracts. Such changes in the Company’s crediting rates may occur more quickly than corresponding changes to the rates earned on general account investments, thereby reducing spread income in respect of such contracts. This risk is heightened in the current market and economic environment, in which many securities with higher yields are unavailable. In addition, an increase in interest rates accompanied by unexpected extensions of certain lower yielding investments could result in a decline in the Company’s profitability. An increase in interest rates would also adversely affect the fair values of bonds.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

J.  Business Risks, Commitments and Contingencies (continued)

Business Risks (continued)

U.S. long-term interest rates remain at relatively low levels by historical standards. Periods of low or declining interest rates have the potential to negatively affect the Company’s profitability in the following principal ways:

•                  Low or declining interest rates tend to decrease the yield the Company earns on its portfolios of fixed income investments. This could in turn compress the spreads the Company earns on products, such as universal life and certain annuities, on which it is contractually obligated to pay customers a fixed minimum rate of interest. Should new money interest rates be sufficiently below guaranteed minimum rates for a long enough period, the Company may be required to pay policyholders or annuity owners at a higher rate than the rate of return it earns on the portfolio of investments supporting those products.

•                  In periods of low and declining interest rates, the Company generally must invest the proceeds from the maturity, redemption or sale of fixed income securities from its portfolio at a lower rate of interest than the rate it had been receiving on those securities. A low interest rate environment may also be likely to cause redemptions and prepayments to increase. In addition, in periods of low and declining interest rates, it may be difficult to identify and acquire suitable investments for proceeds from new product sales or proceeds from the maturity, redemption or sale of fixed income securities from the Company’s portfolios, which could further decrease the yield it earns on its portfolio or cause the Company to reduce the sales of some products.

The success of the Company’s investment strategy and hedging arrangements will also be affected by general economic conditions. These conditions may cause volatile interest rates and equity markets, which in turn could increase the cost of hedging. Volatility or illiquidity in the markets could significantly and negatively affect the Company’s ability to appropriately execute its hedging strategies.

The Company’s reserves for future policy benefits and claims may prove to be inadequate. The Company establishes and carries, as a liability, reserves based on estimates of the amount that will be needed to pay for future benefits and claims. For the Company’s life insurance and annuity products, these reserves are calculated based on many assumptions and estimates, including estimated premiums that will be received over the assumed life of the policy, the timing of the event covered by the insurance policy, the lapse rate of the policies, the amount of benefits or claims to be paid and the investment returns on the assets purchased with the premiums received. The assumptions and estimates used in connection with establishing and carrying reserves are inherently uncertain. Accordingly, it cannot be determined with precision the ultimate amounts that will be paid or the timing of payment of, actual benefits and claims or whether the assets supporting the policy liabilities will grow to the level assumed prior to payment of benefits or claims.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

J.  Business Risks, Commitments and Contingencies (continued)

Business Risks (continued)

If actual experience is different from assumptions or estimates, the reserves may prove to be inadequate in relation to the estimated future benefits and claims. As a result, the Company would incur a charge to earnings in the period in which reserves are increased.

The Company sets prices for many of its insurance and annuity products based upon expected claims and payment patterns, using assumptions for mortality, persistency (how long a contract stays in force) and interest rates. In addition to the potential effect of natural or man-made disasters, significant changes in mortality could emerge gradually over time, due to changes in the natural environment, the health habits of the insured population, effectiveness of treatment for disease or disability or other factors.

In addition, the Company could fail to accurately anticipate changes in other pricing assumptions, including changes in interest and inflation rates. Significant negative deviations in actual experience from the Company’s pricing assumptions could have a material adverse effect on the profitability of its products. The Company’s earnings are significantly influenced by the claims paid under its insurance contracts and will vary from period to period depending upon the amount of claims incurred. There is only limited predictability of claims experience within any given month or year. The Company’s future experience may not match the respective pricing assumptions or past results. As a result, the Company’s summary of operations could be materially adversely affected.

State insurance regulators and the NAIC regularly re-examine existing laws and regulations applicable to insurance companies and their products. Changes in these laws and regulations, or in interpretations thereof, that are made for the benefit of the consumer sometimes lead to additional expense for the insurer and, thus, could have a material adverse effect on our financial condition and results of operations.

Federal legislation and administrative policies can significantly and adversely affect insurance companies, including policies regarding financial services regulation, securities regulation, derivatives regulation, pension regulation, health care regulation, privacy, tort reform legislation and taxation. In addition, various forms of direct and indirect federal regulation of insurance have been proposed from time to time, including proposals for the establishment of an optional federal charter for insurance companies. Other aspects of our insurance operations could also be affected by Dodd-Frank.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

J.  Business Risks, Commitments and Contingencies (continued)

Commitments and Contingencies

The Company is subject, in the ordinary course of business, to claims, litigation, arbitration proceedings and governmental examinations. Although the Company is not aware of any actions, proceedings or allegations that reasonably should give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of any particular matter cannot be foreseen with certainty. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial condition.

The Company anticipates additional capital investments of $228.6 million into existing limited partnerships due to funding commitments.

The Company participates in the guaranty association of each state in which it conducts business. The amount of any assessment is based on various rates, established by members of the National Organization of Life and Health Insurance Guaranty Associations (“NOLHGA”). At December 31, 2014, the Company had accrued assessment charges of $1.2 million with expected payment over the next ten years. The Company has also recorded a related asset of $1.0 million for premium tax credits, which are expected to be realized through 2024.

The Company currently leases rights to the use of certain data processing hardware and software from Dell Systems Corporation, Plano, Texas. The Company has extended its agreement with Dell through January 31, 2025. The Company paid $12.9 million and $9.0 million in 2014 and 2013, respectively, under this lease agreement. The following is a schedule of future minimum lease payments as of December 31, 2014:

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

J.  Business Risks, Commitments and Contingencies (continued)

Commitments and Contingencies (continued)

The Company has a multi-year contract for information systems application and infrastructure services from NTT Data, Boston, Massachusetts. The previous contract expired December 31, 2014. The new contract became effective on January 1, 2015 and expires January 20, 2020. The Company paid $32.5 million and $27.3 million in 2014 and 2013, respectively. The Company’s remaining obligation under the contract as of the date of the financial statements (in thousands):

K.  Closed Block

The Closed Block was established on January 1, 1999 as part of the conversion to a mutual holding company corporate structure. The Closed Block was initially funded on January 1, 1999 with cash and securities totaling $2.2 billion. Assets, liabilities, and results of operations of the Closed Block are presented in their normal categories on the statements of admitted assets, liabilities and surplus, and on the statements of income and capital and surplus.

At December 31, 2014 and 2013, Closed Block liabilities exceeded Closed Block assets and no additional dividend obligation was required.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

L.  Annuity Reserves, Supplementary Contracts, and Other Deposit Fund Liabilities

At December 31, 2014, the Company’s annuity reserves and other deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

M.  Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations at December 31, 2014, were as follows:

N.  Separate Accounts

Separate and variable accounts held by the Company represent funds held in connection with certain variable annuity, variable universal life, and Company sponsored benefit plans. All separate account assets are carried at fair value. The Company participates in certain separate accounts.

As of December 31, 2014 and 2013 the Company’s separate account assets included legally insulated assets of $771.7 million and $774.2 million, respectively. Separate account assets not legally insulated, which represent seed money, totaled $6.1 million and $5.5 million as of December 31, 2014 and 2013, respectively. The seed money is invested pursuant to general account directives.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

N.  Separate Accounts (continued)

The withdrawal characteristics of separate accounts at December 31 were as follows:

A reconciliation of net transfers to (from) separate accounts during the years ended December 31, were as follows:

As of December 31, 2014, the general account had a maximum guarantee for separate account liabilities of $3.4 million. Amounts paid by the general account related to separate account guarantees during the past five years are as follows:

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

N.  Separate Accounts (continued)

To compensate the general account for the risk taken, the separate account has paid risk charges for the past five years as follows:

O.  Derivative Financial Instruments

The Company may purchase and sell various derivative instruments, including equity options, swaptions, forwards and futures based on the Standard & Poor’s (“S&P 500”), Russell 2000 and the MSCI Emerging Markets indices in order to hedge its obligation with respect to indexed products. These derivative instruments generally cost 5% or less of the indexed liabilities at the time they are purchased, are authorized under state law, and are purchased from counterparties which conform to the Company’s policies and guidelines regarding derivative instruments. The standard option position involves contracts with durations of one year or less and, except for dynamic portfolio balancing (which is limited), are held to expiration. Exposure to market risk is reduced by the nature of the crediting strategy, which does not credit interest when the indices are below a certain level. If the related index decreases, options purchased expire worthless, and any future contracts will be settled at a loss.

These instruments are marked to market daily and may produce exposure in excess of internal counterparty limits established by the Company’s investment policy. The Company requires the counterparties to post collateral on its behalf to correct any overage stemming from either trading activity or market movements. The Company receives cash, cash equivalents and securities as collateral for any excess exposure and records the collateral received as a liability.

Investments in these types of instruments generally involve the following types of risk: in the case of over-the-counter options, there are no guarantees that markets will exist for these investments if the Company desired to close out a position; exchanges may impose trading limits which may inhibit the Company’s ability to close out positions in exchange-listed instruments; and, if the Company has an open position with a dealer that becomes insolvent, the Company may experience a loss. The Company analyzes its position in derivative instruments relative to its annuity and insurance requirements each market day.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

O.  Derivative Financial Instruments (continued)

Cash may be required, depending on market movement, when (1) buying an option or (2) closing an option or futures position. Counterparties may make a single net payment at expiration. Initial acquisition of instruments and subsequent balancing are performed solely for the purpose of hedging liabilities presented by indexed products.

The Company purchases options from only highly rated counterparties. However, in the event a counterparty fails to perform, the loss would be equal to the fair value of the net options held from that counterparty. The Company is required, in certain instances, to post collateral in order to purchase option and futures contracts. The amount of collateral that may be required for future trading is determined by the exchange on which it is traded. The amount of collateral that is required for option trading is dependent on the counterparty. Most counterparties do not require collateral.

The face or contract amount of futures, options purchased, swaptions purchased and options written notional amounts at December 31 were as follows:

The carrying value of options, swaptions and futures at December 31 were as follows:

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

P.  Fair Value of Financial Instruments

The carrying values and fair values of financial instruments at December 31 were as follows:

For cash and short-term investments carrying value approximates fair value.

Fair value for bonds, preferred stocks, and unaffiliated common stocks are based on published prices by the Securities Valuations Office (“SVO”) of the NAIC, if available. In the absence of SVO published prices, or when amortized cost is used by the SVO, quoted market prices by other third party organizations, if available, are used to calculate fair value. If neither SVO published prices nor quoted market prices are available, management estimates the fair value based on the quoted market prices of securities with similar characteristics or on industry recognized valuation techniques.

Investments in 100% owned insurance subsidiaries are carried at statutory surplus, less adjustments for surplus notes issued to NLVF. These subsidiaries are privately held and therefore fair values are not obtainable.

Mortgage loan fair values are determined using the average of discounted cash flows for the portfolio using current market rates and average durations.

For variable rate policy loans the unpaid balance approximates fair value. Fixed rate policy loan fair values are estimated based on discounted cash flows using the current variable policy loan rate (including appropriate provisions for mortality and repayments).

Separate account mutual funds are carried at market with observable market pricing, while common stocks and bonds are carried at fair value. Seed money is carried at fair value.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

P.  Fair Value of Financial Instruments (continued)

Investment product liabilities include flexible premium annuities, single premium deferred annuities, and supplementary contracts not involving life contingencies.

Investment product fair values are estimated as the average of discounted cash flows under different scenarios of future interest rates of A-rated corporate bonds and related changes in premium persistency and surrenders.

Q.  Reconciliation to Statutory Annual Statements

There are no adjustments to net income (loss) or capital and surplus as filed.

National Variable

Life Insurance Account

(A Separate Account of National Life Insurance Company)

Financial Statements

********

December 31, 2014

Report of Independent Registered Public Accounting Firm

To the Board of Directors of National Life Insurance Company

and Policyholders of National Variable Life Insurance Account:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the sub-accounts (as listed in the statements of net assets and the statements of operations) constituting the National Variable Life Insurance Account (a Separate Account of National Life Insurance Company, the “Sponsor Company”) at December 31, 2014, the results of each of their operations for the period then ended, the changes in each of their net assets for each of the two periods then ended, and the financial highlights for each of the five periods then ended, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Sponsor Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the sub-accounts’ advisors, provide a reasonable basis for our opinion.

Boston, Massachusetts

April 28, 2015

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF NET ASSETS

December 31, 2014

Total Assets and Net Assets:

		VariTrak		Investor Select		Estate Provider		Benefit Provider
		Product		Product		Product		Product
Investments in shares of mutual fund portfolios at market value		Accumulation	Unit	Accumulation	Unit	Accumulation	Unit	Accumulation	Unit
(policyholder accumulation units and unit value):		Units	Value	Units	Value	Units	Value	Units	Value

Alger American Fund
Large Cap Growth Portfolio	$16,401,806	427,145.47	34.01	6,462.76	27.76	38,908.90	17.72	9,821.89	102.59
Capital Appreciation Portfolio	$2,560,745	93,921.96	22.37	1,003.40	32.20	11,997.69	25.38	12,927.27	9.51
Small Cap Growth Portfolio	$8,341,446	342,721.71	23.32	265.97	28.02	309.65	22.30	3,735.61	89.29
Alliance Bernstein Variable Products
Value Fund	$63,546	2,498.89	22.48	310.88	23.74	—	—	—	—
Small/Mid Cap Value Fund	$1,861,014	51,410.56	30.42	2,357.08	32.13	6,886.21	32.13	—	—
International Value Fund	$2,491,462	143,247.15	14.95	7,119.28	15.79	15,067.41	15.79	—	—
International Growth Fund	$258,197	4,860.66	17.41	8,127.87	18.39	1,312.67	18.39	—	—
American Century Variable Portfolios
Income & Growth Portfolio	$3,442,051	145,859.68	21.17	—	—	10,012.32	24.28	7,700.86	14.51
Inflation Protection Portfolio	$1,277,791	69,065.45	14.48	1,652.26	14.05	10,151.32	15.93	58,561.38	1.59
International Portfolio	$4,166,941	205,976.68	17.84	6,157.98	19.74	18,842.58	19.63	—	—
Ultra Portfolio	$107,620	3,923.12	18.71	—	—	1,662.48	20.59	—	—
Value Portfolio	$7,210,378	204,384.13	31.21	927.77	23.69	15,057.85	32.47	14,336.31	22.35
Vista Portfolio	$—	—	—	—	—	—	—	—	—
Dreyfus Variable Investment Funds
VIF Appreciation Portfolio	$607,665	28,307.87	19.33	—	—	2,835.94	21.28	—	—
VIF Opportunistic Small Cap Portfolio	$160,799	10,193.52	15.77	—	—	—	—	—	—
VIF Quality Bond Portfolio	$395,106	23,975.85	14.91	—	—	2,300.30	16.40	—	—
Socially Responsible Growth Fund	$289,134	19,716.02	13.74	—	—	248.42	15.59	2,734.09	5.24
DWS Variable Series II
Small Mid Cap Value Portfolio	$2,200,080	80,361.94	24.29	1,976.85	25.94	7,355.32	26.73	—	—
Large Cap Value Portfolio	$315,903	20,534.38	15.25	—	—	168.52	16.78	—	—
DWS VIT Funds
Equity 500 Index Fund	$1,603,256	—	—	—	—	—	—	60,576.78	26.47
Small Cap Index Fund	$1,156,354	13,625.30	25.88	977.09	27.33	12,619.37	27.33	13,518.73	31.96

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF NET ASSETS

December 31, 2014

Total Assets and Net Assets:

		VariTrak		Investor Select		Estate Provider		Benefit Provider
		Product		Product		Product		Product
Investments in shares of mutual fund portfolios at market value		Accumulation	Unit	Accumulation	Unit	Accumulation	Unit	Accumulation	Unit
(policyholder accumulation units and unit value):		Units	Value	Units	Value	Units	Value	Units	Value
Fidelity Variable Insurance Products
Contrafund Portfolio	$14,234,179	289,279.85	43.88	5,006.52	26.95	38,565.85	36.41	—	—
Equity Income Portfolio	$10,358,069	144,980.62	70.14	400.11	25.18	8,139.75	21.93	—	—
Growth Portfolio	$16,219,653	200,260.57	74.61	431.86	27.71	51,566.38	24.54	—	—
High Income Portfolio	$4,987,897	100,603.01	46.18	1,432.66	21.47	17,592.93	17.71	—	—
Index 500 Portfolio	$46,197,506	663,278.61	57.40	31,847.53	26.16	297,759.39	24.48	—	—
Investment Grade Bond Portfolio	$6,457,474	297,182.41	18.75	3,133.85	15.26	33,290.33	21.28	50,552.53	2.54
Mid Cap Portfolio	$4,334,543	137,958.05	28.17	3,835.24	28.03	10,986.80	31.00	—	—
Money Market	$11,535,100	595,121.10	13.36	62,548.54	10.01	92,184.40	14.17	1,258,865.05	1.31
Overseas Portfolio	$9,403,948	250,739.57	33.85	6,967.05	18.33	22,407.30	16.33	134,622.04	3.15
Value Strategies Portfolio	$198,796	5,491.52	32.44	602.33	34.26	—	—	—	—
Franklin Templeton Variable Insurance Products Trust (1)
Templeton Foreign VIP Fund	$1,831,874	98,148.85	16.72	1,056.73	18.10	9,346.97	18.40	—	—
Mutual Shares VIP Fund	$866,340	39,789.50	18.65	1,505.01	22.20	4,417.56	20.53	—	—
Global Real Estate VIP Fund	$1,177,829	73,336.76	15.84	—	—	948.97	17.43	—	—
Mutual Global Discovery VIP Fund	$394,146	19,204.29	19.83	450.34	20.94	187.20	20.94	—	—
Small Mid Cap Growth VIP Fund	$291,686	12,562.49	21.00	328.71	28.80	794.45	23.11	—	—
Small Cap Value VIP Fund	$686,404	24,240.09	23.68	416.02	27.36	3,872.08	26.06	—	—
US Government Securities VIP Fund	$870,100	71,814.56	11.60	1,900.86	12.25	1,138.38	12.25	—	—
Invesco Variable Insurance Funds
Global Health Care Fund	$2,936,216	126,116.42	21.87	—	—	5,240.58	24.82	10,033.61	4.74
Mid Cap Growth Fund	$1,017,320	68,961.32	14.27	—	—	600.88	14.62	1,662.88	14.56
Technology Fund	$1,684,813	220,328.15	7.36	—	—	5,320.56	8.35	8,471.77	2.28
JP Morgan Series Trust II
International Equity Portfolio (2)	$—	—	—	—	—	—	—	—	—
Small Cap Core Portfolio	$1,488,494	40,727.46	29.23	—	—	10,199.97	28.23	258.83	38.50
Morgan Stanley Universal Institutional Funds
Core Plus Fixed Income Portfolio	$2,707,826	—	—	—	—	—	—	1,307,595.17	2.07
Emerging Markets Equity Portfolio	$420,531	—	—	—	—	—	—	158,124.45	2.66
US Real Estate Portfolio	$116,906	—	—	—	—	—	—	22,287.54	5.25

(1) During 2014, Franklin Templeton made the following changes to fund names:   the Global Real Estate Securities Fund was renamed the Global Real Estate VIP Fund;  the Small Cap Value Securities Fund was renamed the Small Cap Value VIP Fund; the Small Mid Cap Growth Securities Fund was renamed the Small Mid Cap Growth VIP Fund;  the US Government Fund was renamed the US Government Securities VIP Fund;  the Mutual Global Discovery Securities Fund was renamed the Mutual Global Discovery VIP Fund;  the Mutual Shares Securities Fund was renamed the Mutual Shares VIP Fund;  the Templeton Foreign Securities Fund was renamed the Templeton Foreign VIP Fund.

(2) During 2014 the JP Morgan International Equity portfolio was liquidated.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF NET ASSETS

December 31, 2014

Total Assets and Net Assets:

		VariTrak		Investor Select		Estate Provider		Benefit Provider
		Product		Product		Product		Product
Investments in shares of mutual fund portfolios at market value		Accumulation	Unit	Accumulation	Unit	Accumulation	Unit	Accumulation	Unit
(policyholder accumulation units and unit value):		Units	Value	Units	Value	Units	Value	Units	Value

Neuberger Berman Advisors Management Trust
Small Cap Growth Portfolio	$588,613	29,126.48	15.78	—	—	7,436.94	17.36	—	—
Short Duration Bond Portfolio	$3,040,213	238,298.44	11.11	7,178.99	13.06	24,460.46	12.22	—	—
Mid Cap Growth Portfolio	$470,578	17,505.67	26.18	361.16	27.24	87.67	28.80	—	—
Large Cap Value Portfolio	$2,488,676	93,615.85	21.01	168.26	27.90	16,761.48	22.15	3,502.91	41.71
Socially Responsive Portfolio	$7,876	176.98	24.90	131.93	26.29	—	—	—	—
Oppenheimer Variable Account Funds
Capital Income/VA Fund	$29,049	1,569.55	17.92	48.55	18.93	—	—	—	—
Main Street Small Cap/VA Fund	$101,662	3,270.95	30.84	23.85	32.57	—	—	—	—
Global Strategic Income/VA Fund	$516,259	29,000.50	15.76	3,353.14	16.64	205.27	16.64	—	—
Sentinel Variable Products Trust
Balanced Fund	$4,713,457	134,252.55	30.13	2,018.82	20.55	20,871.78	24.95	2,759.07	38.27
Bond Fund	$6,911,744	248,728.09	23.51	8,093.20	14.47	39,438.21	24.00	29.73	23.87
Common Stock Fund	$31,681,032	700,445.91	40.28	8,535.09	25.56	38,534.11	29.43	75,648.83	27.92
Mid Cap Growth Fund	$8,942,087	225,190.56	33.80	179.75	26.59	27,386.86	25.01	25,520.55	25.15
Small Company Fund	$17,530,153	221,832.96	71.17	6,903.76	27.06	26,712.68	54.31	2,632.82	39.84
T Rowe Price Equity Series
Blue Chip Growth Portfolio	$1,504,095	62,407.97	22.22	450.20	30.82	4,245.13	24.45	—	—
Equity Income Portfolio	$4,916,919	214,194.29	19.15	5,895.87	23.26	32,155.02	21.07	—	—
Health Sciences Portfolio	$2,559,442	56,948.74	42.05	772.01	47.10	2,772.60	46.27	—	—
Personal Strategy Balanced Portfolio	$299,927	14,344.74	20.91	—	—	—	—	—	—
Van Eck VIP Trust
VIP Emerging Markets Fund	$1,673,510	45,921.01	28.96	3,556.75	30.59	7,676.70	30.59	—	—
VIP Unconstrained Emerging Markets Bond Fund	$1,123,264	80,740.32	12.02	4,211.75	12.69	7,818.93	12.69	—	—
VIP Global Hard Assets Fund	$1,250,901	75,674.41	14.81	4,082.07	15.64	4,237.16	15.64	—	—
Wells Fargo Variable Trust
Discovery Fund	$7,655,912	230,218.77	30.43	—	—	15,575.60	36.07	1,859.48	47.72
Opportunity Fund	$4,837,219	86,353.72	33.00	—	—	20,377.83	35.15	16,642.02	76.40

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2014

	Alger American Fund	Alger American Fund	Alger American Fund	Alliance Bernstein	Alliance Bernstein
	Large Cap	Capital	Small Cap		Small/Mid Cap
	Growth	Appreciation	Growth	Value	Value

Investment income:
Dividend income	$25,477	$2,337	$—	$1,149	$12,899

Expenses:
Mortality and expense risk and administrative charges	136,948	19,663	72,719	482	15,371

Net investment income (loss)	(111,471)	(17,326)	(72,719)	667	(2,472)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	2,581,299	373,710	771,933	—	212,765

Net realized gain (loss) from shares sold	1,292,223	144,876	137,589	1,986	124,251

Net unrealized appreciation (depreciation) on investments	(2,151,237)	(198,988)	(879,665)	3,366	(188,989)

Net realized and unrealized gain (loss) on investments	1,722,285	319,598	29,857	5,352	148,027

Increase (decrease) in net assets resulting from operations	$1,610,814	$302,272	$(42,862)	$6,019	$145,555

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2014

			American Century	American Century	American Century
	Alliance Bernstein	Alliance Bernstein	Variable Portfolios	Variable Portfolios	Variable Portfolios
	International	International	Income &	Inflation
	Value	Growth	Growth	Protection	International

Investment income:
Dividend income	$94,102	$—	$70,082	$19,362	$72,256

Expenses:
Mortality and expense risk and administrative charges	21,624	896	28,571	10,514	36,576

Net investment income (loss)	72,478	(896)	41,511	8,848	35,680

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	—	32,165	—

Net realized gain (loss) from shares sold	36,783	4,472	229,328	(4,001)	143,917

Net unrealized appreciation (depreciation) on investments	(292,963)	(7,369)	109,048	(1,078)	(458,812)

Net realized and unrealized gain (loss) on investments	(256,180)	(2,897)	338,376	27,086	(314,895)

Increase (decrease) in net assets resulting from operations	$(183,702)	$(3,793)	$379,887	$35,934	$(279,215)

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2014

	American Century	American Century	American Century	Dreyfus Variable	Dreyfus Variable
	Variable Portfolios	Variable Portfolios	Variable Portfolios	Investment Funds	Investment Funds
					Opportunistic
	Ultra	Value	Vista	Appreciation	Small Cap

Investment income:
Dividend income	$421	$110,125	$—	$12,408	$—

Expenses:
Mortality and expense risk and administrative charges	725	58,135	2,334	5,647	1,268

Net investment income (loss)	(304)	51,990	(2,334)	6,761	(1,268)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	89,651	18,553	—

Net realized gain (loss) from shares sold	13,279	350,392	264,772	77,992	4,498

Net unrealized appreciation (depreciation) on investments	(2,115)	420,965	(356,068)	(58,540)	(1,286)

Net realized and unrealized gain (loss) on investments	11,164	771,357	(1,645)	38,005	3,212

Increase (decrease) in net assets resulting from operations	$10,860	$823,347	$(3,979)	$44,766	$1,944

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2014

			DWS	DWS
	Dreyfus Variable	Dreyfus Variable	Variable	Variable	DWS VIT
	Investment Funds	Investment Funds	Series II	Series II	Funds
	Quality	Socially	Small
	Bond	Responsible Growth	Mid Cap Value	Large Cap Value	Equity 500 Index

Investment income:
Dividend income	$8,254	$2,977	$9,793	$4,697	$26,738

Expenses:
Mortality and expense risk and administrative charges	3,467	2,350	18,070	2,991	1,783

Net investment income (loss)	4,787	627	(8,277)	1,706	24,955

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	19,473	10,415	—	47,973

Net realized gain (loss) from shares sold	5,342	22,717	107,631	18,945	20,146

Net unrealized appreciation (depreciation) on investments	4,817	(9,076)	(19,083)	9,918	93,166

Net realized and unrealized gain (loss) on investments	10,159	33,114	98,963	28,863	161,285

Increase (decrease) in net assets resulting from operations	$14,946	$33,741	$90,686	$30,569	$186,240

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2014

		Fidelity Variable	Fidelity Variable	Fidelity Variable	Fidelity Variable
	DWS VIT	Insurance	Insurance	Insurance	Insurance
	Funds	Product Funds II	Product Funds	Product Funds	Product Funds
	Small Cap		Equity		High
	Index	Contrafund	Income	Growth	Income

Investment income:
Dividend income	$10,302	$132,298	$291,256	$29,905	$295,270

Expenses:
Mortality and expense risk and administrative charges	5,937	119,730	92,651	139,325	43,832

Net investment income (loss)	4,365	12,568	198,605	(109,420)	251,438

Realized and unrealized gain (loss) on investments:

Capital gains distributions	58,672	277,566	143,233	—	—

Net realized gain (loss) from shares sold	23,663	782,218	346,252	1,003,589	83,085

Net unrealized appreciation (depreciation) on investments	(38,896)	411,567	95,814	729,631	(315,392)

Net realized and unrealized gain (loss) on investments	43,439	1,471,351	585,299	1,733,220	(232,307)

Increase (decrease) in net assets resulting from operations	$47,804	$1,483,919	$783,904	$1,623,800	$19,131

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2014

	Fidelity Variable	Fidelity Variable	Fidelity Variable	Fidelity Variable	Fidelity Variable	Fidelity Variable
	Insurance	Insurance	Insurance	Insurance	Insurance	Insurance
	Product Funds II	Product Funds V	Product Funds III	Product Funds V	Product Funds	Product Funds III
		Investment
	Index 500	Grade Bond	Mid Cap	Money Market	Overseas	Value Strategies

Investment income:
Dividend income	$731,151	$140,675	$11,092	$737	$135,099	$2,057

Expenses:
Mortality and expense risk and administrative charges	359,182	52,484	36,250	60,682	82,242	1,602

Net investment income (loss)	371,969	88,191	(25,158)	(59,945)	52,857	455

Realized and unrealized gain (loss) on investments:

Capital gains distributions	40,590	2,493	98,477	—	2,509	—

Net realized gain (loss) from shares sold	1,922,554	14,630	148,658	—	181,215	13,525

Net unrealized appreciation (depreciation) on investments	3,101,711	201,198	2,420	—	(1,148,268)	(2,555)

Net realized and unrealized gain (loss) on investments	5,064,855	218,321	249,555	—	(964,544)	10,970

Increase (decrease) in net assets resulting from operations	$5,436,824	$306,512	$224,397	$(59,945)	$(911,687)	$11,425

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2014

	Franklin Templeton	Franklin Templeton	Franklin Templeton	Franklin Templeton	Franklin Templeton
	Variable Insurance	Variable Insurance	Variable Insurance	Variable Insurance	Variable Insurance
	Products Trust	Products Trust	Products Trust	Products Trust	Products Trust
	Templeton	Mutual	Global Real	Mutual Global	Small Mid Cap
	Foreign VIP (1)	Shares VIP (1)	Estate VIP (1)	Discovery VIP (1)	Growth VIP (1)

Investment income:
Dividend income	$37,338	$18,462	$5,544	$9,493	$—

Expenses:
Mortality and expense risk and administrative charges	16,980	8,027	10,597	3,527	2,414

Net investment income (loss)	20,358	10,435	(5,053)	5,966	(2,414)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	4,800	—	26,349	56,409

Net realized gain (loss) from shares sold	57,376	70,423	76,495	6,817	18,618

Net unrealized appreciation (depreciation) on investments	(318,498)	(27,012)	85,457	(18,440)	(54,316)

Net realized and unrealized gain (loss) on investments	(261,122)	48,211	161,952	14,726	20,711

Increase (decrease) in net assets resulting from operations	$(240,764)	$58,646	$156,899	$20,692	$18,297

(1) During 2014, Franklin Templeton made the following changes to fund names:   the Global Real Estate Securities Fund was renamed the Global Real Estate VIP Fund; the Small Mid Cap Growth Securities Fund was renamed the Small Mid Cap Growth VIP Fund; the Mutual Global Discovery Securities Fund was renamed the Mutual Global Discovery VIP Fund;  the Mutual Shares Securities Fund was renamed the Mutual Shares VIP Fund;  the Templeton Foreign Securities Fund was renamed the Templeton Foreign VIP Fund.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2014

			Morgan Stanley	Morgan Stanley	Morgan Stanley
	JP Morgan	JP Morgan	Universal Institutional	Universal Institutional	Universal Institutional
	Series Trust II	Series Trust II	Funds	Funds	Funds
	International	Small	Core Plus	Emerging Markets
	Equity (2)	Cap Core	Fixed Income	Equity	US Real Estate

Investment income:
Dividend income	$75,747	$2,043	$78,113	$1,736	$1,471

Expenses:
Mortality and expense risk and administrative charges	24,839	11,254	3,182	615	132

Net investment income (loss)	50,908	(9,211)	74,931	1,121	1,339

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	116,999	—	—	—

Net realized gain (loss) from shares sold	559,648	92,271	5,029	13,674	2,127

Net unrealized appreciation (depreciation) on investments	(755,469)	(75,045)	117,349	(33,479)	23,567

Net realized and unrealized gain (loss) on investments	(195,821)	134,225	122,378	(19,805)	25,694

Increase (decrease) in net assets resulting from operations	$(144,913)	$125,014	$197,309	$(18,684)	$27,033

(2) During 2014 the JP Morgan International Equity portfolio was liquidated.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2014

	Neuberger Berman	Neuberger Berman	Neuberger Berman	Neuberger Berman	Neuberger Berman
	Advisors	Advisors	Advisors	Advisors	Advisors
	Management Trust	Management Trust	Management Trust	Management Trust	Management Trust
	Small Cap	Short Duration	Mid Cap	Large Cap	Socially
	Growth	Bond	Growth	Value	Responsive

Investment income:
Dividend income	$—	$53,189	$—	$17,861	$28

Expenses:
Mortality and expense risk and administrative charges	4,546	25,841	3,898	18,408	36

Net investment income (loss)	(4,546)	27,348	(3,898)	(547)	(8)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	51,807	—	187,796	—	—

Net realized gain (loss) from shares sold	32,687	(18,519)	10,849	105,480	262

Net unrealized appreciation (depreciation) on investments	(64,124)	(15,681)	(165,358)	104,083	503

Net realized and unrealized gain (loss) on investments	20,370	(34,200)	33,287	209,563	765

Increase (decrease) in net assets resulting from operations	$15,824	$(6,852)	$29,389	$209,016	$757

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2014

	Oppenheimer	Oppenheimer	Oppenheimer	Sentinel	Sentinel	Sentinel
	Variable	Variable	Variable	Variable	Variable	Variable
	Account Funds	Account Funds	Account Funds	Products Trust	Products Trust	Products Trust
	Capital	Main Street	Global Strategic			Common
	Income/VA	Small Cap/VA	Income/VA	Balanced	Bond	Stock

Investment income:
Dividend income	$522	$576	$19,901	$75,950	$211,970	$520,705

Expenses:
Mortality and expense risk and administrative charges	249	824	4,069	38,029	57,603	257,647

Net investment income (loss)	273	(248)	15,832	37,921	154,367	263,058

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	12,776	—	298,630	—	3,648,902

Net realized gain (loss) from shares sold	486	4,781	(90)	111,009	(19,490)	1,267,263

Net unrealized appreciation (depreciation) on investments	1,182	(7,297)	(7,912)	(139,422)	92,684	(2,363,552)

Net realized and unrealized gain (loss) on investments	1,668	10,260	(8,002)	270,217	73,194	2,552,613

Increase (decrease) in net assets resulting from operations	$1,941	$10,012	$7,830	$308,138	$227,561	$2,815,671

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2014

	Sentinel	Sentinel	T Rowe Price	T Rowe Price	T Rowe Price	T Rowe Price
	Variable	Variable	Equity	Equity	Equity	Equity
	Products Trust	Products Trust	Series	Series	Series	Series
	Mid Cap	Small	Blue Chip	Equity	Health	Personal
	Growth	Company	Growth	Income	Sciences	Strategy Balanced

Investment income:
Dividend income	$36,373	$85,280	$—	$75,007	$—	$4,267

Expenses:
Mortality and expense risk and administrative charges	72,595	144,515	12,815	41,322	24,389	2,305

Net investment income (loss)	(36,222)	(59,235)	(12,815)	33,685	(24,389)	1,962

Realized and unrealized gain (loss) on investments:

Capital gains distributions	1,857,173	2,750,344	—	—	247,397	20,256

Net realized gain (loss) from shares sold	379,637	590,701	110,108	323,516	719,587	6,399

Net unrealized appreciation (depreciation) on investments	(1,856,306)	(2,332,667)	13,952	(59,453)	(271,738)	(17,954)

Net realized and unrealized gain (loss) on investments	380,504	1,008,378	124,060	264,063	695,246	8,701

Increase (decrease) in net assets resulting from operations	$344,282	$949,143	$111,245	$297,748	$670,857	$10,663

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2014

	Van Eck	Van Eck	Van Eck	Wells Fargo	Wells Fargo
	VIP	VIP	VIP	Variable	Variable
	Trust	Trust	Trust	Trust	Trust
	Emerging	Unconstrained	Global
	Markets	Emerging Markets Bond	Hard Assets	Discovery	Opportunity

Investment income:
Dividend income	$8,682	$61,715	$1,334	$—	$2,644

Expenses:
Mortality and expense risk and administrative charges	14,282	9,920	12,642	66,292	28,478

Net investment income (loss)	(5,600)	51,795	(11,308)	(66,292)	(25,834)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	198,201	98,632	—	1,013,208	—

Net realized gain (loss) from shares sold	42,176	(35,002)	25,450	525,717	292,273

Net unrealized appreciation (depreciation) on investments	(246,773)	(95,393)	(298,421)	(1,522,397)	186,014

Net realized and unrealized gain (loss) on investments	(6,396)	(31,763)	(272,971)	16,528	478,287

Increase (decrease) in net assets resulting from operations	$(11,996)	$20,032	$(284,279)	$(49,764)	$452,453

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2014

	Alger American Fund	Alger American Fund	Alger American Fund	Alliance Bernstein	Alliance Bernstein
	Large Cap	Capital	Small Cap		Small/Mid Cap
	Growth	Appreciation	Growth	Value	Value

Net investment income (loss)	$(111,471)	$(17,326)	$(72,719)	$667	$(2,472)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	2,581,299	373,710	771,933	—	212,765
Net realized gain (loss) from shares sold	1,292,223	144,876	137,589	1,986	124,251
Net unrealized appreciation (depreciation) on investments	(2,151,237)	(198,988)	(879,665)	3,366	(188,989)

Net realized and unrealized gain (loss) on investments	1,722,285	319,598	29,857	5,352	148,027

Increase (decrease) in net assets resulting from operations	1,610,814	302,272	(42,862)	6,019	145,555

Accumulation unit transactions:
Participant deposits	1,096,649	141,387	505,815	3,071	143,402
Transfers between investment sub-accounts and general account, net	(854,870)	(93,818)	195,585	456	(100,026)
Net surrenders and lapses	(1,220,394)	(143,570)	(683,076)	—	(100,522)
Contract benefits	(46,251)	(1,396)	(17,845)	(1,445)	(540)
Loan interest received	87,581	7,128	43,390	27	7,655
Transfers for policy loans	(203,584)	(14,932)	(143,352)	(16)	(22,853)
Contract charges	(895,017)	(91,675)	(434,099)	(3,085)	(106,487)
Other	63,484	10,267	37,675	256	4,619

Total net accumulation unit transactions	(1,972,402)	(186,609)	(495,907)	(736)	(174,752)

Increase (decrease) in net assets	(361,588)	115,663	(538,769)	5,283	(29,197)

Net assets, beginning of period	$16,763,394	$2,445,082	$8,880,215	$58,263	$1,890,211

Net assets, end of period	$16,401,806	$2,560,745	$8,341,446	$63,546	$1,861,014

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2014

			American Century	American Century	American Century
	Alliance Bernstein	Alliance Bernstein	Variable Portfolios	Variable Portfolios	Variable Portfolios
	International	International	Income &	Inflation
	Value	Growth	Growth	Protection	International

Net investment income (loss)	$72,478	$(896)	$41,511	$8,848	$35,680

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	—	32,165	—
Net realized gain (loss) from shares sold	36,783	4,472	229,328	(4,001)	143,917
Net unrealized appreciation (depreciation) on investments	(292,963)	(7,369)	109,048	(1,078)	(458,812)

Net realized and unrealized gain (loss) on investments	(256,180)	(2,897)	338,376	27,086	(314,895)

Increase (decrease) in net assets resulting from operations	(183,702)	(3,793)	379,887	35,934	(279,215)

Accumulation unit transactions:
Participant deposits	215,645	26,948	237,483	107,486	385,207
Transfers between investment sub-accounts and general account, net	80,905	(4,536)	(65,021)	(53,423)	107,366
Net surrenders and lapses	(131,840)	(4,505)	(338,723)	(33,741)	(226,382)
Contract benefits	(868)	—	(25,153)	(3,810)	(4,867)
Loan interest received	10,749	471	13,624	8,765	23,057
Transfers for policy loans	(31,677)	(1,716)	(33,487)	(26,919)	(73,300)
Contract charges	(153,453)	(18,589)	(206,805)	(86,247)	(261,551)
Other	6,996	475	15,128	3,782	11,269

Total net accumulation unit transactions	(3,543)	(1,452)	(402,954)	(84,107)	(39,201)

Increase (decrease) in net assets	(187,245)	(5,245)	(23,067)	(48,173)	(318,416)

Net assets, beginning of period	$2,678,707	$263,442	$3,465,118	$1,325,964	$4,485,357

Net assets, end of period	$2,491,462	$258,197	$3,442,051	$1,277,791	$4,166,941

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2014

	American Century	American Century	American Century	Dreyfus Variable	Dreyfus Variable
	Variable Portfolios	Variable Portfolios	Variable Portfolios	Investment Funds	Investment Funds
					Opportunistic
	Ultra	Value	Vista	Appreciation	Small Cap

Net investment income (loss)	$(304)	$51,990	$(2,334)	$6,761	$(1,268)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	89,651	18,553	—
Net realized gain (loss) from shares sold	13,279	350,392	264,772	77,992	4,498
Net unrealized appreciation (depreciation) on investments	(2,115)	420,965	(356,068)	(58,540)	(1,286)

Net realized and unrealized gain (loss) on investments	11,164	771,357	(1,645)	38,005	3,212

Increase (decrease) in net assets resulting from operations	10,860	823,347	(3,979)	44,766	1,944

Accumulation unit transactions:
Participant deposits	7,909	460,632	24,817	57,150	14,346
Transfers between investment sub-accounts and general account, net	(991)	(88,548)	(864,969)	(131,183)	14,661
Net surrenders and lapses	(17,191)	(524,510)	(16,404)	(33,445)	(851)
Contract benefits	—	(16,650)	(26)	—	—
Loan interest received	—	30,101	2,253	7,849	892
Transfers for policy loans	—	(85,063)	(2,749)	(26,750)	(1,025)
Contract charges	(3,586)	(380,043)	(20,095)	(39,135)	(8,038)
Other	187	29,124	531	1,288	217

Total net accumulation unit transactions	(13,672)	(574,957)	(876,642)	(164,226)	20,202

Increase (decrease) in net assets	(2,812)	248,390	(880,621)	(119,460)	22,146

Net assets, beginning of period	$110,432	$6,961,988	$880,621	$727,125	$138,653

Net assets, end of period	$107,620	$7,210,378	$—	$607,665	$160,799

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2014

			DWS	DWS
	Dreyfus Variable	Dreyfus Variable	Variable	Variable	DWS VIT
	Investment Funds	Investment Funds	Series II	Series II	Funds
	Quality	Socially	Small Mid	Large
	Bond	Responsible Growth	Cap Value	Cap Value	Equity 500 Index

Net investment income (loss)	$4,787	$627	$(8,277)	$1,706	$24,955

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	19,473	10,415	—	47,973
Net realized gain (loss) from shares sold	5,342	22,717	107,631	18,945	20,146
Net unrealized appreciation (depreciation) on investments	4,817	(9,076)	(19,083)	9,918	93,166

Net realized and unrealized gain (loss) on investments	10,159	33,114	98,963	28,863	161,285

Increase (decrease) in net assets resulting from operations	14,946	33,741	90,686	30,569	186,240

Accumulation unit transactions:
Participant deposits	29,974	31,816	158,858	20,888	51,200
Transfers between investment sub-accounts and general account, net	(12,878)	(7,559)	(24,866)	(7,284)	48,355
Net surrenders and lapses	(6,174)	(18,821)	(89,727)	(39,385)	(13,209)
Contract benefits	(1,410)	—	(536)	—	—
Loan interest received	1,332	1,606	11,895	1,399	189
Transfers for policy loans	2,077	(4,588)	(34,138)	(7,891)	(886)
Contract charges	(37,028)	(36,418)	(120,190)	(11,997)	(42,535)
Other	1,136	1,160	6,209	1,145	112

Total net accumulation unit transactions	(22,971)	(32,804)	(92,495)	(43,125)	43,226

Increase (decrease) in net assets	(8,025)	937	(1,809)	(12,556)	229,466

Net assets, beginning of period	$403,131	$288,197	$2,201,889	$328,459	$1,373,790

Net assets, end of period	$395,106	$289,134	$2,200,080	$315,903	$1,603,256

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2014

		Fidelity Variable	Fidelity Variable	Fidelity Variable	Fidelity Variable
	DWS VIT	Insurance	Insurance	Insurance	Insurance
	Funds	Product Funds II	Product Funds	Product Funds	Product Funds
	Small Cap		Equity		High
	Index	Contrafund	Income	Growth	Income

Net investment income (loss)	$4,365	$12,568	$198,605	$(109,420)	$251,438

Realized and unrealized gain (loss) on investments:

Capital gains distributions	58,672	277,566	143,233	—	—
Net realized gain (loss) from shares sold	23,663	782,218	346,252	1,003,589	83,085
Net unrealized appreciation (depreciation) on investments	(38,896)	411,567	95,814	729,631	(315,392)

Net realized and unrealized gain (loss) on investments	43,439	1,471,351	585,299	1,733,220	(232,307)

Increase (decrease) in net assets resulting from operations	47,804	1,483,919	783,904	1,623,800	19,131

Accumulation unit transactions:
Participant deposits	23,607	801,179	571,644	1,018,869	366,958
Transfers between investment sub-accounts and general account, net	122,635	(300,966)	(194,100)	(543,974)	(5,469)
Net surrenders and lapses	(27,453)	(992,405)	(642,182)	(1,249,816)	(266,941)
Contract benefits	(17,430)	(5,284)	(7,791)	(7,874)	(11,141)
Loan interest received	385	69,358	45,816	86,539	21,976
Transfers for policy loans	(6,230)	(352,035)	(108,196)	(228,301)	(51,413)
Contract charges	(21,306)	(721,853)	(532,154)	(875,918)	(306,945)
Other	1,026	59,492	50,435	80,134	22,943

Total net accumulation unit transactions	75,234	(1,442,514)	(816,528)	(1,720,341)	(230,032)

Increase (decrease) in net assets	123,038	41,405	(32,624)	(96,541)	(210,901)

Net assets, beginning of period	$1,033,316	$14,192,774	$10,390,693	$16,316,194	$5,198,798

Net assets, end of period	$1,156,354	$14,234,179	$10,358,069	$16,219,653	$4,987,897

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2014

	Fidelity Variable	Fidelity Variable	Fidelity Variable	Fidelity Variable	Fidelity Variable	Fidelity Variable
	Insurance	Insurance	Insurance	Insurance	Insurance	Insurance
	Product Funds II	Product Funds V	Product Funds III	Product Funds V	Product Funds	Product Funds III
		Investment
	Index 500	Grade Bond	Mid Cap	Money Market	Overseas	Value Strategies

Net investment income (loss)	$371,969	$88,191	$(25,158)	$(59,945)	$52,857	$455

Realized and unrealized gain (loss) on investments:

Capital gains distributions	40,590	2,493	98,477	—	2,509	—
Net realized gain (loss) from shares sold	1,922,554	14,630	148,658	—	181,215	13,525
Net unrealized appreciation (depreciation) on investments	3,101,711	201,198	2,420	—	(1,148,268)	(2,555)

Net realized and unrealized gain (loss) on investments	5,064,855	218,321	249,555	—	(964,544)	10,970

Increase (decrease) in net assets resulting from operations	5,436,824	306,512	224,397	(59,945)	(911,687)	11,425

Accumulation unit transactions:
Participant deposits	2,824,546	505,480	323,093	1,532,401	643,314	24,124
Transfers between investment sub-accounts and general account, net	(539,399)	233,375	(4,306)	5,908,179	269,071	(1,313)
Net surrenders and lapses	(3,156,718)	(239,388)	(201,783)	(1,985,481)	(556,086)	(1,144)
Contract benefits	(215,265)	(30,880)	(1,090)	(949)	(34,280)	—
Loan interest received	213,240	27,608	23,743	42,999	50,166	323
Transfers for policy loans	(311,969)	(79,803)	(50,939)	(125,375)	(159,416)	(11,400)
Contract charges	(2,348,492)	(441,862)	(240,276)	(1,028,487)	(513,450)	(20,391)
Other	180,380	24,272	12,276	28,580	41,501	835

Total net accumulation unit transactions	(3,353,677)	(1,198)	(139,282)	4,371,867	(259,180)	(8,966)

Increase (decrease) in net assets	2,083,147	305,314	85,115	4,311,922	(1,170,867)	2,459

Net assets, beginning of period	$44,114,359	$6,152,160	$4,249,428	$7,223,178	$10,574,815	$196,337

Net assets, end of period	$46,197,506	$6,457,474	$4,334,543	$11,535,100	$9,403,948	$198,796

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2014

	Franklin Templeton	Franklin Templeton	Franklin Templeton	Franklin Templeton	Franklin Templeton
	Variable Insurance	Variable Insurance	Variable Insurance	Variable Insurance	Variable Insurance
	Products Trust	Products Trust	Products Trust	Products Trust	Products Trust
	Templeton	Mutual	Global Real	Mutual Global	Small Mid Cap
	Foreign VIP (1)	Shares VIP (1)	Estate VIP (1)	Discovery VIP (1)	Growth VIP (1)

Net investment income (loss)	$20,358	$10,435	$(5,053)	$5,966	$(2,414)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	4,800	—	26,349	56,409
Net realized gain (loss) from shares sold	57,376	70,423	76,495	6,817	18,618
Net unrealized appreciation (depreciation) on investments	(318,498)	(27,012)	85,457	(18,440)	(54,316)

Net realized and unrealized gain (loss) on investments	(261,122)	48,211	161,952	14,726	20,711

Increase (decrease) in net assets resulting from operations	(240,764)	58,646	156,899	20,692	18,297

Accumulation unit transactions:
Participant deposits	141,669	61,053	106,879	23,084	24,822
Transfers between investment sub-accounts and general account, net	93,963	(27,851)	54,002	35,071	(18,363)
Net surrenders and lapses	(90,812)	(141,247)	(167,791)	(16,129)	(12,309)
Contract benefits	(3,139)	—	—	—	(2,720)
Loan interest received	12,789	3,095	5,596	589	428
Transfers for policy loans	(40,974)	(7,649)	(12,435)	(30,017)	(156)
Contract charges	(97,309)	(53,719)	(80,652)	(21,724)	(21,991)
Other	5,084	2,876	4,805	1,511	924

Total net accumulation unit transactions	21,271	(163,442)	(89,596)	(7,615)	(29,365)

Increase (decrease) in net assets	(219,493)	(104,796)	67,303	13,077	(11,068)

Net assets, beginning of period	$2,051,367	$971,136	$1,110,526	$381,069	$302,754

Net assets, end of period	$1,831,874	$866,340	$1,177,829	$394,146	$291,686

(1) During 2014, Franklin Templeton made the following changes to fund names:   the Global Real Estate Securities Fund was renamed the Global Real Estate VIP Fund; the Small Mid Cap Growth Securities Fund was renamed the Small Mid Cap Growth VIP Fund; the Mutual Global Discovery Securities Fund was renamed the Mutual Global Discovery VIP Fund;  the Mutual Shares Securities Fund was renamed the Mutual Shares VIP Fund;  the Templeton Foreign Securities Fund was renamed the Templeton Foreign VIP Fund.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2014

	Franklin Templeton	Franklin Templeton
	Variable Insurance	Variable Insurance	Invesco Variable	Invesco Variable	Invesco Variable
	Products Trust	Products Trust	Insurance Funds	Insurance Funds	Insurance Funds
	Small Cap	US Government	Global	Mid Cap
	Value VIP (1)	Securities VIP (1)	Health Care	Growth	Technology

Net investment income (loss)	$(1,357)	$15,757	$(24,451)	$(8,817)	$(14,403)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	52,127	—	108,003	—	137,251
Net realized gain (loss) from shares sold	48,391	(1,004)	236,760	37,175	88,634
Net unrealized appreciation (depreciation) on investments	(98,178)	7,534	164,772	42,250	(51,384)

Net realized and unrealized gain (loss) on investments	2,340	6,530	509,535	79,425	174,501

Increase (decrease) in net assets resulting from operations	983	22,287	485,084	70,608	160,098

Accumulation unit transactions:
Participant deposits	49,185	111,717	172,548	73,880	125,976
Transfers between investment sub-accounts and general account, net	34,272	(2,010)	(54,842)	8,029	(15,906)
Net surrenders and lapses	(57,799)	(2,279)	(238,922)	(64,821)	(88,709)
Contract benefits	—	(1,394)	—	—	—
Loan interest received	3,472	711	11,557	6,309	7,550
Transfers for policy loans	(10,715)	(1,337)	(47,124)	(32,624)	(35,645)
Contract charges	(41,358)	(55,342)	(127,049)	(67,493)	(79,571)
Other	1,727	3,675	11,940	4,512	6,564

Total net accumulation unit transactions	(21,216)	53,741	(271,892)	(72,208)	(79,741)

Increase (decrease) in net assets	(20,233)	76,028	213,192	(1,600)	80,357

Net assets, beginning of period	$706,637	$794,072	$2,723,024	$1,018,920	$1,604,456

Net assets, end of period	$686,404	$870,100	$2,936,216	$1,017,320	$1,684,813

(1) During 2014, Franklin Templeton made the following changes to fund names:   the Small Cap Value Securities Fund was renamed the Small Cap Value VIP Fund; the US Government Fund was renamed the US Government Securities VIP Fund.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2014

			Morgan Stanley	Morgan Stanley	Morgan Stanley
	JP Morgan	JP Morgan	Universal Institutional	Universal Institutional	Universal Institutional
	Series Trust II	Series Trust II	Funds	Funds	Funds
	International	Small	Core Plus	Emerging Markets
	Equity (2)	Cap Core	Fixed Income	Equity	US Real Estate

Net investment income (loss)	$50,908	$(9,211)	$74,931	$1,121	$1,339

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	116,999	—	—	—
Net realized gain (loss) from shares sold	559,648	92,271	5,029	13,674	2,127
Net unrealized appreciation (depreciation) on investments	(755,469)	(75,045)	117,349	(33,479)	23,567

Net realized and unrealized gain (loss) on investments	(195,821)	134,225	122,378	(19,805)	25,694

Increase (decrease) in net assets resulting from operations	(144,913)	125,014	197,309	(18,684)	27,033

Accumulation unit transactions:
Participant deposits	209,577	81,482	21,100	8,660	—
Transfers between investment sub-accounts and general account, net	(4,112,513)	22,678	239,533	18,487	5,794
Net surrenders and lapses	(191,452)	(117,977)	(101,054)	(21,440)	(2,359)
Contract benefits	(86,744)	(975)	(145,399)	(18,623)	—
Loan interest received	12,390	4,398	—	3,575	2,749
Transfers for policy loans	(10,974)	(6,299)	—	(3,831)	(2,935)
Contract charges	(157,420)	(74,820)	(22,846)	(10,032)	(6,005)
Other	10,663	5,058	(520)	(65)	(7)

Total net accumulation unit transactions	(4,326,473)	(86,455)	(9,186)	(23,269)	(2,763)

Increase (decrease) in net assets	(4,471,386)	38,559	188,123	(41,953)	24,270

Net assets, beginning of period	$4,471,386	$1,449,935	$2,519,703	$462,484	$92,636

Net assets, end of period	$—	$1,488,494	$2,707,826	$420,531	$116,906

(2) During 2014 the JP Morgan International Equity portfolio was liquidated.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2014

	Neuberger Berman	Neuberger Berman	Neuberger Berman	Neuberger Berman	Neuberger Berman
	Advisors	Advisors	Advisors	Advisors	Advisors
	Management Trust	Management Trust	Management Trust	Management Trust	Management Trust
	Small Cap	Short Duration	Mid Cap	Large Cap	Socially
	Growth	Bond	Growth	Value	Repsonsive

Net investment income (loss)	$(4,546)	$27,348	$(3,898)	$(547)	$(8)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	51,807	—	187,796	—	—
Net realized gain (loss) from shares sold	32,687	(18,519)	10,849	105,480	262
Net unrealized appreciation (depreciation) on investments	(64,124)	(15,681)	(165,358)	104,083	503

Net realized and unrealized gain (loss) on investments	20,370	(34,200)	33,287	209,563	765

Increase (decrease) in net assets resulting from operations	15,824	(6,852)	29,389	209,016	757

Accumulation unit transactions:
Participant deposits	44,174	278,847	27,172	123,810	1,154
Transfers between investment sub-accounts and general account, net	(594)	56,935	401	(15,439)	1,356
Net surrenders and lapses	(14,661)	(156,113)	(2,596)	(70,810)	—
Contract benefits	(2,918)	(2,628)	—	(10,011)	—
Loan interest received	6,802	15,924	611	6,652	2
Transfers for policy loans	(24,921)	(42,249)	(6,904)	(43,964)	—
Contract charges	(33,401)	(193,620)	(20,909)	(123,211)	(706)
Other	1,129	9,147	1,376	10,495	11

Total net accumulation unit transactions	(24,390)	(33,757)	(849)	(122,478)	1,817

Increase (decrease) in net assets	(8,566)	(40,609)	28,540	86,538	2,574

Net assets, beginning of period	$597,179	$3,080,822	$442,038	$2,402,138	$5,302

Net assets, end of period	$588,613	$3,040,213	$470,578	$2,488,676	$7,876

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2014

	Oppenheimer	Oppenheimer	Oppenheimer	Sentinel	Sentinel	Sentinel
	Variable Account	Variable Account	Variable Account	Variable	Variable	Variable
	Funds	Funds	Funds	Products Trust	Products Trust	Products Trust
		Main Street	Global Strategic			Common
	Capital Income/VA	Small Cap/VA	Income/VA	Balanced	Bond	Stock

Net investment income (loss)	$273	$(248)	$15,832	$37,921	$154,367	$263,058

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	12,776	—	298,630	—	3,648,902
Net realized gain (loss) from shares sold	486	4,781	(90)	111,009	(19,490)	1,267,263
Net unrealized appreciation (depreciation) on investments	1,182	(7,297)	(7,912)	(139,422)	92,684	(2,363,552)

Net realized and unrealized gain (loss) on investments	1,668	10,260	(8,002)	270,217	73,194	2,552,613

Increase (decrease) in net assets resulting from operations	1,941	10,012	7,830	308,138	227,561	2,815,671

Accumulation unit transactions:
Participant deposits	1,160	4,735	49,662	276,157	609,922	2,082,718
Transfers between investment sub-accounts and general account, net	1,690	9,038	40,715	4,323	(45,425)	(784,650)
Net surrenders and lapses	—	(8,937)	(10,511)	(283,748)	(413,660)	(1,649,195)
Contract benefits	—	—	(705)	(3,313)	(19,998)	(118,196)
Loan interest received	—	192	2,626	17,324	36,421	154,518
Transfers for policy loans	—	(376)	(4,354)	(13,668)	(99,262)	(546,709)
Contract charges	(1,469)	(5,409)	(26,656)	(265,566)	(522,418)	(1,882,942)
Other	138	284	1,978	19,113	27,297	112,913

Total net accumulation unit transactions	1,519	(473)	52,755	(249,378)	(427,123)	(2,631,543)

Increase (decrease) in net assets	3,460	9,539	60,585	58,760	(199,562)	184,128

Net assets, beginning of period	$25,589	$92,123	$455,674	$4,654,697	$7,111,306	$31,496,904

Net assets, end of period	$29,049	$101,662	$516,259	$4,713,457	$6,911,744	$31,681,032

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2014

	Sentinel	Sentinel	T Rowe Price	T Rowe Price	T Rowe Price	T Rowe Price
	Variable	Variable	Equity	Equity	Equity	Equity
	Products Trust	Products Trust	Series	Series	Series	Series
	Mid Cap	Small	Blue Chip	Equity	Health	Personal
	Growth	Company	Growth	Income	Sciences	Strategy Balanced

Net investment income (loss)	$(36,222)	$(59,235)	$(12,815)	$33,685	$(24,389)	$1,962

Realized and unrealized gain (loss) on investments:

Capital gains distributions	1,857,173	2,750,344	—	—	247,397	20,256
Net realized gain (loss) from shares sold	379,637	590,701	110,108	324,726	719,587	6,399
Net unrealized appreciation (depreciation) on investments	(1,856,306)	(2,332,667)	13,952	(60,663)	(271,738)	(17,954)

Net realized and unrealized gain (loss) on investments	380,504	1,008,378	124,060	264,063	695,246	8,701

Increase (decrease) in net assets resulting from operations	344,282	949,143	111,245	297,748	670,857	10,663

Accumulation unit transactions:
Participant deposits	574,726	1,087,765	111,764	381,838	91,379	81,957
Transfers between investment sub-accounts and general account, net	1,949	(332,182)	(60,663)	(210,240)	1,119,866	16,718
Net surrenders and lapses	(598,685)	(1,032,865)	(35,277)	(278,914)	(50,928)	(4,585)
Contract benefits	(30,475)	(65,235)	(6,135)	(1,075)	—	—
Loan interest received	42,262	69,369	7,325	18,547	7,048	509
Transfers for policy loans	(183,249)	(318,494)	(54,259)	(51,009)	(886,549)	3,736
Contract charges	(488,566)	(891,965)	(84,327)	(284,731)	(90,182)	(30,150)
Other	40,215	73,117	3,631	13,050	10,393	906

Total net accumulation unit transactions	(641,823)	(1,410,490)	(117,941)	(412,534)	201,027	69,091

Increase (decrease) in net assets	(297,541)	(461,347)	(6,696)	(114,786)	871,884	79,754

Net assets, beginning of period	$9,239,628	$17,991,500	$1,510,791	$5,031,705	$1,687,558	$220,173

Net assets, end of period	$8,942,087	$17,530,153	$1,504,095	$4,916,919	$2,559,442	$299,927

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2014

	Van Eck	Van Eck	Van Eck	Wells Fargo	Wells Fargo
	VIP	VIP	VIP	Variable	Variable
	Trust	Trust	Trust	Trust	Trust
	Emerging	Unconstrained	Global
	Markets	Emerging Markets Bond	Hard Assets	Discovery	Opportunity

Net investment income (loss)	$(5,600)	$51,795	$(11,308)	$(66,292)	$(25,834)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	198,201	98,632	—	1,013,208	—
Net realized gain (loss) from shares sold	42,176	(35,002)	25,450	525,717	292,273
Net unrealized appreciation (depreciation) on investments	(246,773)	(95,393)	(298,421)	(1,522,397)	186,014

Net realized and unrealized gain (loss) on investments	(6,396)	(31,763)	(272,971)	16,528	478,287

Increase (decrease) in net assets resulting from operations	(11,996)	20,032	(284,279)	(49,764)	452,453

Accumulation unit transactions:
Participant deposits	201,591	109,381	128,013	395,880	239,237
Transfers between investment sub-accounts and general account, net	68,808	(43,876)	111,254	44,456	18,349
Net surrenders and lapses	(103,866)	(66,172)	(93,676)	(798,563)	(390,526)
Contract benefits	(1,779)	(2,371)	(1,197)	(1,552)	(58,841)
Loan interest received	5,228	4,895	5,180	39,854	15,101
Transfers for policy loans	(22,609)	(12,139)	(19,699)	(39,224)	(38,688)
Contract charges	(99,580)	(76,843)	(92,862)	(368,713)	(211,819)
Other	4,849	3,658	4,789	36,983	17,494

Total net accumulation unit transactions	52,642	(83,467)	41,802	(690,879)	(409,693)

Increase (decrease) in net assets	40,646	(63,435)	(242,477)	(740,643)	42,760

Net assets, beginning of period	$1,632,864	$1,186,699	$1,493,378	$8,396,555	$4,794,459

Net assets, end of period	$1,673,510	$1,123,264	$1,250,901	$7,655,912	$4,837,219

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2013

	Alger American Fund	Alger American Fund	Alger American Fund	Alliance Bernstein	Alliance Bernstein
	Large Cap	Capital	Small Cap		Small/Mid Cap
	Growth	Appreciation	Growth	Value	Value

Net investment income (loss)	$(5,607)	$(8,847)	$(71,198)	$190	$(4,595)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	248,716	1,083,625	—	99,846
Net realized gain (loss) from shares sold	1,036,610	129,746	184,227	879	208,326
Net unrealized appreciation (depreciation) on investments	3,455,536	261,579	1,110,124	6,880	273,365

Net realized and unrealized gain (loss) on investments	4,492,146	640,041	2,377,976	7,759	581,537

Increase (decrease) in net assets resulting from operations	4,486,539	631,194	2,306,778	7,949	576,942

Accumulation unit transactions:
Participant deposits	1,259,644	148,350	515,097	1,243	163,334
Transfers between investment sub-accounts and general account, net	(151,901)	1,918	(153,072)	38,173	(229,051)
Net surrenders and lapses	(1,646,325)	(167,190)	(553,372)	(1,278)	(272,364)
Contract benefits	(12,505)	—	(30,371)	—	(416)
Loan interest received	85,230	5,123	40,747	19	7,358
Transfers for policy loans	(363,236)	21,152	(83,142)	81	(43,540)
Contract charges	(931,256)	(96,072)	(464,516)	(1,453)	(116,455)
Other	52,885	6,837	37,958	(198)	3,517

Total net accumulation unit transactions	(1,707,464)	(79,882)	(690,671)	36,587	(487,617)

Increase (decrease) in net assets	2,779,075	551,312	1,616,107	44,536	89,325

Net assets, beginning of period	$13,984,319	$1,893,770	$7,264,108	$13,727	$1,800,886

Net assets, end of period	$16,763,394	$2,445,082	$8,880,215	$58,263	$1,890,211

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2013

			American Century	American Century	American Century
	Alliance Bernstein	Alliance Bernstein	Variable Portfolios	Variable Portfolios	Variable Portfolios
	International	International	Income &	Inflation
	Value	Growth	Growth	Protection	International

Net investment income (loss)	$133,144	$1,613	$45,739	$14,151	$36,598

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	—	51,867	—
Net realized gain (loss) from shares sold	37,828	6,160	190,169	10,948	226,429
Net unrealized appreciation (depreciation) on investments	337,106	23,791	737,500	(210,754)	551,373

Net realized and unrealized gain (loss) on investments	374,934	29,951	927,669	(147,939)	777,802

Increase (decrease) in net assets resulting from operations	508,078	31,564	973,408	(133,788)	814,400

Accumulation unit transactions:
Participant deposits	243,174	21,079	262,373	114,557	410,936
Transfers between investment sub-accounts and general account, net	(111,603)	(4,006)	(114,068)	2,295	(95,878)
Net surrenders and lapses	(365,560)	(14,336)	(168,773)	(82,901)	(436,129)
Contract benefits	(618)	—	(57,406)	(3,871)	(2,113)
Loan interest received	10,539	409	10,202	8,230	21,585
Transfers for policy loans	(66,046)	(958)	(162,038)	(16,386)	(91,399)
Contract charges	(167,577)	(18,939)	(219,775)	(93,344)	(278,341)
Other	4,966	23	11,755	3,783	8,721

Total net accumulation unit transactions	(452,725)	(16,728)	(437,730)	(67,637)	(462,618)

Increase (decrease) in net assets	55,353	14,836	535,678	(201,425)	351,782

Net assets, beginning of period	$2,623,354	$248,606	$2,929,440	$1,527,389	$4,133,575

Net assets, end of period	$2,678,707	$263,442	$3,465,118	$1,325,964	$4,485,357

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2013

	American Century	American Century	American Century	Dreyfus Variable	Dreyfus Variable
	Variable Portfolios	Variable Portfolios	Variable Portfolios	Investment Funds	Investment Funds
					Opportunistic
	Ultra	Value	Vista	Appreciation	Small Cap

Net investment income (loss)	$(93)	$54,960	$(6,924)	$7,457	$(1,115)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	—	1,516	—
Net realized gain (loss) from shares sold	6,179	479,581	43,589	20,867	14,756
Net unrealized appreciation (depreciation) on investments	24,568	1,254,475	166,889	90,694	34,263

Net realized and unrealized gain (loss) on investments	30,747	1,734,056	210,478	113,077	49,019

Increase (decrease) in net assets resulting from operations	30,654	1,789,016	203,554	120,534	47,904

Accumulation unit transactions:
Participant deposits	7,173	502,818	85,396	56,366	14,703
Transfers between investment sub-accounts and general account, net	(2,196)	(123,080)	(14,071)	53,966	(13,391)
Net surrenders and lapses	(7,887)	(733,627)	(37,441)	(37,971)	(6,190)
Contract benefits	—	(21,676)	(1,527)	—	—
Loan interest received	—	27,621	10,354	6,958	545
Transfers for policy loans	—	(177,589)	(38,859)	(17,470)	(2,475)
Contract charges	(5,236)	(412,299)	(63,469)	(42,887)	(7,700)
Other	93	22,272	1,494	1,100	196

Total net accumulation unit transactions	(8,053)	(915,560)	(58,123)	20,062	(14,312)

Increase (decrease) in net assets	22,601	873,456	145,431	140,596	33,592

Net assets, beginning of period	$87,831	$6,088,532	$735,190	$586,529	$105,061

Net assets, end of period	$110,432	$6,961,988	$880,621	$727,125	$138,653

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2013

			DWS	DWS
	Dreyfus Variable	Dreyfus Variable	Variable	Variable	DWS
	Investment Funds	Investment Funds	Series II	Series II	VIT Funds
	Quality	Socially	Small Mid
	Bond	Responsible Growth	Cap Value (1)	Large Cap Value	Equity 500 Index

Net investment income (loss)	$8,443	$1,356	$(409)	$1,794	$19,832

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	—	—	25,307
Net realized gain (loss) from shares sold	9,235	33,128	153,840	5,312	16,009
Net unrealized appreciation (depreciation) on investments	(29,157)	49,023	429,208	64,315	268,698

Net realized and unrealized gain (loss) on investments	(19,922)	82,151	583,048	69,627	310,014

Increase (decrease) in net assets resulting from operations	(11,479)	83,507	582,639	71,421	329,846

Accumulation unit transactions:
Participant deposits	33,421	24,652	171,399	26,389	55,294
Transfers between investment sub-accounts and general account, net	13,677	(13,452)	(74,809)	33,374	(1,174)
Net surrenders and lapses	(43,136)	(28,649)	(154,640)	(18,710)	(3,381)
Contract benefits	—	(22,848)	(372)	—	—
Loan interest received	1,231	1,929	10,470	1,087	166
Transfers for policy loans	(2,212)	(7,045)	(67,177)	(15,147)	(181)
Contract charges	(38,721)	(36,153)	(128,024)	(14,221)	(39,436)
Other	1,105	340	4,945	626	(11)

Total net accumulation unit transactions	(34,635)	(81,226)	(238,208)	13,398	11,277

Increase (decrease) in net assets	(46,114)	2,281	344,431	84,819	341,123

Net assets, beginning of period	$449,245	$285,916	$1,857,458	$243,640	$1,032,667

Net assets, end of period	$403,131	$288,197	$2,201,889	$328,459	$1,373,790

(1) During 2013 the Dreman Small Mid Cap Value Portfolio was renamed the Small Mid Cap Value Portfolio.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2013

		Fidelity Variable	Fidelity Variable	Fidelity Variable	Fidelity Variable
	DWS	Insurance	Insurance	Insurance	Insurance
	VIT Funds	Product Funds II	Product Funds	Product Funds	Product Funds
	Small Cap		Equity		High
	Index	Contrafund	Income	Growth	Income

Net investment income (loss)	$9,675	$28,764	$156,981	$(80,663)	$255,207

Realized and unrealized gain (loss) on investments:

Capital gains distributions	33,383	3,687	644,823	10,013	—
Net realized gain (loss) from shares sold	31,031	421,019	347,307	458,924	83,507
Net unrealized appreciation (depreciation) on investments	200,215	2,956,244	1,166,428	3,992,330	(87,064)

Net realized and unrealized gain (loss) on investments	264,629	3,380,950	2,158,558	4,461,267	(3,557)

Increase (decrease) in net assets resulting from operations	274,304	3,409,714	2,315,539	4,380,604	251,650

Accumulation unit transactions:
Participant deposits	12,492	891,439	610,396	1,081,391	401,450
Transfers between investment sub-accounts and general account, net	116,568	(93,891)	(554,757)	(205,183)	236,216
Net surrenders and lapses	(14,839)	(771,180)	(345,928)	(741,141)	(289,337)
Contract benefits	—	(82,217)	(55,751)	(77,915)	(41,160)
Loan interest received	193	63,364	45,334	80,440	20,237
Transfers for policy loans	(4,499)	(197,461)	(111,721)	(179,127)	(108,680)
Contract charges	(19,799)	(767,629)	(589,082)	(890,527)	(355,896)
Other	(54)	48,103	42,616	62,909	21,688

Total net accumulation unit transactions	90,062	(909,472)	(958,893)	(869,153)	(115,482)

Increase (decrease) in net assets	364,366	2,500,242	1,356,646	3,511,451	136,168

Net assets, beginning of period	$668,950	$11,692,532	$9,034,047	$12,804,743	$5,062,630

Net assets, end of period	$1,033,316	$14,192,774	$10,390,693	$16,316,194	$5,198,798

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2013

	Fidelity Variable	Fidelity Variable	Fidelity Variable	Fidelity Variable	Fidelity Variable	Fidelity Variable
	Insurance	Insurance	Insurance	Insurance	Insurance	Insurance
	Product Funds	Product Funds	Product Funds	Product Funds	Product Funds	Product Funds
		Investment
	Index 500	Grade Bond	Mid Cap	Money Market	Overseas	Value Strategies

Net investment income (loss)	$445,539	$97,255	$(13,222)	$(61,747)	$52,317	$233

Realized and unrealized gain (loss) on investments:

Capital gains distributions	405,127	75,736	491,035	—	36,089	—
Net realized gain (loss) from shares sold	1,215,881	45,025	225,088	—	167,979	7,690
Net unrealized appreciation (depreciation) on investments	8,871,754	(384,858)	453,030	—	2,227,593	37,162

Net realized and unrealized gain (loss) on investments	10,492,762	(264,097)	1,169,153	—	2,431,661	44,852

Increase (decrease) in net assets resulting from operations	10,938,301	(166,842)	1,155,931	(61,747)	2,483,978	45,085

Accumulation unit transactions:
Participant deposits	2,936,735	591,174	346,001	832,661	703,192	15,765
Transfers between investment
sub-accounts and general account, net	(547,363)	14,833	(102,903)	909,108	(236,884)	11,119
Net surrenders and lapses	(2,332,691)	(434,078)	(356,325)	(1,104,834)	(596,746)	(6,956)
Contract benefits	(156,132)	(11,236)	(13,176)	(2,036)	(52,067)	(488)
Loan interest received	158,242	25,920	21,157	31,305	46,234	105
Transfers for policy loans	(1,400,874)	(76,763)	(83,219)	(168,131)	(128,488)	835
Contract charges	(2,414,806)	(484,977)	(247,981)	(953,191)	(546,885)	(19,854)
Other	145,896	21,775	8,402	30,190	35,280	772

Total net accumulation unit transactions	(3,610,993)	(353,352)	(428,044)	(424,928)	(776,364)	1,298

Increase (decrease) in net assets	7,327,308	(520,194)	727,887	(486,675)	1,707,614	46,383

Net assets, beginning of period	$36,787,051	$6,672,354	$3,521,541	$7,709,853	$8,867,201	$149,954

Net assets, end of period	$44,114,359	$6,152,160	$4,249,428	$7,223,178	$10,574,815	$196,337

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2013

	Franklin Templeton	Franklin Templeton	Franklin Templeton	Franklin Templeton	Franklin Templeton
	Variable Insurance	Variable Insurance	Variable Insurance	Variable Insurance	Variable Insurance
	Products Trust	Products Trust	Products Trust	Products Trust	Products Trust
	Foreign	Mutual Shares	Global Real	Mutual Global	Small Mid Cap
	Securities	Securities	Estate	Discovery Securities	Growth

Net investment income (loss)	$27,155	$11,364	$41,977	$5,597	$(2,045)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	—	31,275	14,962
Net realized gain (loss) from shares sold	53,746	38,436	64,046	1,706	12,220
Net unrealized appreciation (depreciation) on investments	281,659	163,836	(93,325)	36,673	50,810

Net realized and unrealized gain (loss) on investments	335,405	202,272	(29,279)	69,654	77,992

Increase (decrease) in net assets resulting from operations	362,560	213,636	12,698	75,251	75,947

Accumulation unit transactions:
Participant deposits	146,567	69,710	118,385	19,967	23,376
Transfers between investment sub-accounts and general account, net	25,436	(47,746)	91,488	56,061	33,791
Net surrenders and lapses	(83,749)	(23,738)	(101,971)	(6,380)	(5,402)
Contract benefits	—	—	(540)	—	—
Loan interest received	9,655	2,986	4,925	631	142
Transfers for policy loans	446	5,866	(7,985)	374	(8,386)
Contract charges	(105,779)	(53,982)	(81,576)	(18,275)	(20,248)
Other	4,443	3,072	3,283	1,031	562

Total net accumulation unit transactions	(2,981)	(43,832)	26,009	53,409	23,835

Increase (decrease) in net assets	359,579	169,804	38,707	128,660	99,782

Net assets, beginning of period	$1,691,788	$801,332	$1,071,819	$252,409	$202,972

Net assets, end of period	$2,051,367	$971,136	$1,110,526	$381,069	$302,754

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2013

	Franklin Templeton	Franklin Templeton
	Variable Insurance	Variable Insurance	Invesco Variable	Invesco Variable	Invesco Variable
	Products Trust	Products Trust	Insurance Funds	Insurance Funds	Insurance Funds
	Small Cap
	Value Securities	US Government	Global Health Care	Mid Cap Growth	Technology

Net investment income (loss)	$3,253	$14,967	$(4,518)	$(4,326)	$(12,570)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	11,078	—	—	—	121,633
Net realized gain (loss) from shares sold	50,819	1,971	187,212	21,780	55,878
Net unrealized appreciation (depreciation) on investments	129,996	(38,933)	633,465	268,004	151,717

Net realized and unrealized gain (loss) on investments	191,893	(36,962)	820,677	289,784	329,228

Increase (decrease) in net assets resulting from operations	195,146	(21,995)	816,159	285,458	316,658

Accumulation unit transactions:
Participant deposits	42,546	112,251	205,403	84,107	135,516
Transfers between investment sub-accounts and general account, net	(28,893)	(939)	(139,219)	(53,339)	(2,682)
Net surrenders and lapses	(35,063)	(64,992)	(153,915)	(43,598)	(56,166)
Contract benefits	—	—	(3,365)	(15,534)	(867)
Loan interest received	1,862	658	11,033	4,873	6,954
Transfers for policy loans	(23,993)	(964)	(59,731)	(25,606)	(47,963)
Contract charges	(38,942)	(54,383)	(139,192)	(72,949)	(86,544)
Other	1,908	3,362	8,880	3,250	4,696

Total net accumulation unit transactions	(80,575)	(5,007)	(270,106)	(118,796)	(47,056)

Increase (decrease) in net assets	114,571	(27,002)	546,053	166,662	269,602

Net assets, beginning of period	$592,066	$821,074	$2,176,971	$852,258	$1,334,854

Net assets, end of period	$706,637	$794,072	$2,723,024	$1,018,920	$1,604,456

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2013

			Morgan Stanley	Morgan Stanley	Morgan Stanley
	JP Morgan	JP Morgan	Universal Institutional	Universal Institutional	Universal Institutional
	Series Trust II	Series Trust II	Funds	Funds	Funds
	International	Small	Core Plus	Emerging Markets
	Equity	Cap Core	Fixed Income	Equity	US Real Estate

Net investment income (loss)	$55,945	$(2,661)	$89,036	$6,032	$909

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	—	—	—
Net realized gain (loss) from shares sold	61,596	63,200	1,383	24,762	365
Net unrealized appreciation (depreciation) on investments	483,137	370,010	(96,748)	(36,424)	674

Net realized and unrealized gain (loss) on investments	544,733	433,210	(95,365)	(11,662)	1,039

Increase (decrease) in net assets resulting from operations	600,678	430,549	(6,329)	(5,630)	1,948

Accumulation unit transactions:
Participant deposits	256,154	88,593	21,570	11,699	—
Transfers between investment sub-accounts and general account, net	(64,671)	23,562	170,324	(141,415)	3,587
Net surrenders and lapses	(198,745)	(39,776)	(103,467)	(18,340)	—
Contract benefits	(8,529)	(1,038)	—	—	—
Loan interest received	8,908	4,226	—	3,811	2,728
Transfers for policy loans	(157,769)	(19,872)	—	(526)	(2,913)
Contract charges	(180,226)	(75,356)	(22,457)	(11,983)	(5,245)
Other	6,952	4,548	(1,689)	(350)	(1)

Total net accumulation unit transactions	(337,926)	(15,113)	64,281	(157,104)	(1,844)

Increase (decrease) in net assets	262,752	415,436	57,952	(162,734)	104

Net assets, beginning of period	$4,208,634	$1,034,499	$2,461,751	$625,218	$92,532

Net assets, end of period	$4,471,386	$1,449,935	$2,519,703	$462,484	$92,636

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2013

	Neuberger Berman	Neuberger Berman	Neuberger Berman	Neuberger Berman	Neuberger Berman
	Advisors	Advisors	Advisors	Advisors	Advisors
	Management Trust	Management Trust	Management Trust	Management Trust	Management Trust
	Small Cap	Short Duration	Mid Cap	Large Cap
	Growth	Bond	Growth	Value	Socially Repsonsive

Net investment income (loss)	$(4,194)	$40,110	$(3,388)	$8,382	$13

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	—	—	—
Net realized gain (loss) from shares sold	51,557	(24,519)	22,568	141,744	244
Net unrealized appreciation (depreciation) on investments	142,651	(22,470)	87,192	439,845	1,090

Net realized and unrealized gain (loss) on investments	194,208	(46,989)	109,760	581,589	1,334

Increase (decrease) in net assets resulting from operations	190,014	(6,879)	106,372	589,971	1,347

Accumulation unit transactions:
Participant deposits	46,210	318,595	27,374	138,770	788
Transfers between investment sub-accounts and general account, net	(29,149)	304,207	(1,117)	(101,274)	767
Net surrenders and lapses	(39,387)	(503,381)	(11,889)	(176,333)	—
Contract benefits	—	(441)	—	—	—
Loan interest received	6,069	15,635	543	6,325	2
Transfers for policy loans	(12,579)	(49,762)	(2,090)	(41,263)	—
Contract charges	(36,298)	(210,542)	(20,380)	(125,492)	(430)
Other	668	8,437	1,047	8,463	11

Total net accumulation unit transactions	(64,466)	(117,252)	(6,512)	(290,804)	1,138

Increase (decrease) in net assets	125,548	(124,131)	99,860	299,167	2,485

Net assets, beginning of period	$471,631	$3,204,953	$342,178	$2,102,971	$2,817

Net assets, end of period	$597,179	$3,080,822	$442,038	$2,402,138	$5,302

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2013

	Oppenheimer	Oppenheimer	Oppenheimer	Sentinel	Sentinel	Sentinel
	Variable Account	Variable Account	Variable Account	Variable	Variable	Variable
	Funds	Funds	Funds	Products Trust	Products Trust	Products Trust
		Main Street	Global Strategic			Common
	Capital Income/VA (2)	Small Cap/VA (3)	Income/VA	Balanced	Bond	Stock

Net investment income (loss)	$342	$(240)	$16,388	$33,267	$163,223	$209,476

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	562	—	217,704	—	2,014,656
Net realized gain (loss) from shares sold	442	14,284	226	85,762	(56,045)	1,177,035
Net unrealized appreciation (depreciation) on investments	2,114	7,126	(22,211)	374,845	(207,674)	4,347,829

Net realized and unrealized gain (loss) on investments	2,556	21,972	(21,985)	678,311	(263,719)	7,539,520

Increase (decrease) in net assets resulting from operations	2,898	21,732	(5,597)	711,578	(100,496)	7,748,996

Accumulation unit transactions:
Participant deposits	180	6,355	51,197	316,370	694,053	2,238,603
Transfers between investment sub-accounts and general account, net	(1,777)	2,450	115,136	211,619	(14,029)	(701,911)
Net surrenders and lapses	—	(4,014)	(7,523)	(224,734)	(768,892)	(2,036,975)
Contract benefits	—	—	(45)	(43,808)	(22,655)	(103,368)
Loan interest received	—	26	2,386	16,619	34,913	142,118
Transfers for policy loans	—	(3,709)	(4,659)	(71,415)	(124,228)	(406,693)
Contract charges	(1,188)	(4,329)	(26,082)	(288,645)	(569,193)	(2,019,113)
Other	127	(82)	1,476	15,252	26,574	92,423

Total net accumulation unit transactions	(2,658)	(3,303)	131,886	(68,742)	(743,457)	(2,794,916)

Increase (decrease) in net assets	240	18,429	126,289	642,836	(843,953)	4,954,080

Net assets, beginning of period	$25,349	$73,694	$329,385	$4,011,861	$7,955,259	$26,542,824

Net assets, end of period	$25,589	$92,123	$455,674	$4,654,697	$7,111,306	$31,496,904

(2) During 2013 the Oppenheimer Balanced Fund was renamed the Oppenheimer Capital Income/VA Fund

(3) During 2013 the Oppenheimer Main Street Small & Mid Cap Fund was renamed the Oppenheimer Main Street Small Cap/VA Fund

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2013

	Sentinel	Sentinel	T Rowe Price	T Rowe Price	T Rowe Price	T Rowe Price
	Variable	Variable	Equity	Equity	Equity	Equity
	Products Trust	Products Trust	Series	Series	Series	Series
	Mid Cap	Small	Blue Chip	Equity	Health	Personal
	Growth	Company	Growth	Income	Sciences	Strategies Balanced

Net investment income (loss)	$(60,974)	$(117,489)	$(11,648)	$22,797	$(11,763)	$1,189

Realized and unrealized gain (loss) on investments:

Capital gains distributions	864,448	2,548,920	—	—	68,096	12,791
Net realized gain (loss) from shares sold	413,090	672,609	111,907	428,852	110,967	14,729
Net unrealized appreciation (depreciation) on investments	1,091,265	1,641,855	350,873	747,493	373,886	57

Net realized and unrealized gain (loss) on investments	2,368,803	4,863,384	462,780	1,176,345	552,949	27,577

Increase (decrease) in net assets resulting from operations	2,307,829	4,745,895	451,132	1,199,142	541,186	28,766

Accumulation unit transactions:
Participant deposits	642,272	1,185,684	114,052	430,382	92,345	109,266
Transfers between investment sub-accounts and general account, net	(202,253)	(571,722)	(78,271)	(208,962)	99,978	(44,341)
Net surrenders and lapses	(600,563)	(1,024,987)	(82,930)	(605,112)	(47,277)	(3,156)
Contract benefits	(92,227)	(64,542)	—	(4,031)	—	—
Loan interest received	37,213	55,361	6,319	16,845	5,440	591
Transfers for policy loans	(103,149)	(257,117)	(20,850)	(124,721)	(3,751)	4,251
Contract charges	(516,202)	(966,171)	(85,446)	(303,389)	(79,303)	(25,955)
Other	29,171	58,366	3,057	10,132	3,734	274

Total net accumulation unit transactions	(805,738)	(1,585,128)	(144,069)	(788,856)	71,166	40,930

Increase (decrease) in net assets	1,502,091	3,160,767	307,063	410,286	612,352	69,696

Net assets, beginning of period	$7,737,537	$14,830,733	$1,203,728	$4,621,419	$1,075,206	$150,477

Net assets, end of period	$9,239,628	$17,991,500	$1,510,791	$5,031,705	$1,687,558	$220,173

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2013

	Van Eck	Van Eck	Van Eck	Wells Fargo	Wells Fargo
	VIP	VIP	VIP	Variable	Variable
	Trust	Trust	Trust	Trust	Trust
	Emerging	Unconstrained	Global
	Markets	Emerging Markets (4)	Hard Assets	Discovery	Opportunity

Net investment income (loss)	$10,013	$14,505	$(2,749)	$(64,401)	$(17,379)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	193	25,523	212,288	—
Net realized gain (loss) from shares sold	59,636	(12,880)	(23,080)	683,046	227,013
Net unrealized appreciation (depreciation) on investments	91,493	(121,363)	133,046	1,875,726	961,403

Net realized and unrealized gain (loss) on investments	151,129	(134,050)	135,489	2,771,060	1,188,416

Increase (decrease) in net assets resulting from operations	161,142	(119,545)	132,740	2,706,659	1,171,037

Accumulation unit transactions:
Participant deposits	141,447	136,591	138,842	456,505	252,549
Transfers between investment sub-accounts and general account, net	162,725	213,976	147,305	(183,459)	(209,417)
Net surrenders and lapses	(144,581)	(150,852)	(120,580)	(761,965)	(243,934)
Contract benefits	(522)	(945)	(518)	(37,148)	(74,608)
Loan interest received	4,353	4,955	4,447	37,506	16,094
Transfers for policy loans	(19,562)	(20,782)	(40,434)	(66,492)	(54,988)
Contract charges	(95,083)	(80,378)	(93,018)	(392,785)	(215,474)
Other	3,451	2,826	3,493	36,004	9,348

Total net accumulation unit transactions	52,228	105,391	39,537	(911,834)	(520,430)

Increase (decrease) in net assets	213,370	(14,154)	172,277	1,794,825	650,607

Net assets, beginning of period	$1,419,494	$1,200,853	$1,321,101	$6,601,730	$4,143,852

Net assets, end of period	$1,632,864	$1,186,699	$1,493,378	$8,396,555	$4,794,459

(4) During 2013 the Van Eck Global Bond Fund was renamed the Van Eck Unconstrained Emerging Markets Bond Fund.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

NOTE 1 - NATURE OF OPERATIONS

National Variable Life Insurance Account (the “Variable” Account) began operations on March 11, 1996 and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The operations of the Variable Account are part of National Life Insurance Company (“National Life”).  The Variable Account was established by National Life as a separate investment account to invest the net premiums received from the sale of certain variable life insurance products.  Equity Services, Inc., a control affiliate of National Life, is the principal underwriter for the variable life insurance policies issued by National Life.

National Life maintains four products within the Variable Account. The VariTrak product was established on March 11, 1996 and is used exclusively for National Life’s flexible premium variable life insurance products known collectively as VariTrak.  On May 1, 1998, National Life established the Estate Provider product to be used exclusively for National Life’s flexible premium variable life insurance products known collectively as Estate Provider. On February 12, 1999, National Life established the Benefit Provider product to be used exclusively for National Life’s flexible premium variable universal life policies known collectively as Benefit Provider.   On December 23, 2008, National Life established the Investor Select product to be used exclusively for National Life’s flexible premium universal variable life policies known collectively as Investor Select.  Effective January 1, 2009, National Life no longer offers new issues of VariTrak, Estate Provider, and Benefit Provider products.

The Variable Account invests the accumulated policyholder policy values in shares of mutual fund portfolios within The Alger American Fund, Alliance Bernstein Variable Products, American Century Variable Portfolios (“ACVP”), Dreyfus Variable Investment Funds (“VIF”), Dreyfus Socially Responsible Growth Fund, DWS Variable Series II, DWS VIT Funds, Franklin Templeton Variable Insurance Products Trust, Invesco Variable Insurance Funds (“V.I.”), JP Morgan Series Trust II, Morgan Stanley Universal Institutional Funds, Neuberger Berman Advisors Management Trust, Oppenheimer Variable Account Funds, Sentinel Variable Products Trust (“SVPT”), T. Rowe Price Equity Series, Van Eck VIP Trust, Fidelity Variable Insurance Product Funds (“VIPF”), and Wells Fargo Variable Trust.  Net premiums received by the Variable Account are deposited in the portfolios as designated by the policyholder, except for initial net premiums on new policies, which are first invested in the VIPF Money Market Fund.  Policyholders may also direct the allocations of their policy value to a declared interest account (within the General Account of National Life) and may transfer policy value between the portfolios within the Variable Account and the declared interest account.  Sentinel Asset Management, Inc., a control affiliate of National Life, provides investment advisory services for mutual fund portfolios within the Sentinel Variable Products Trust (“SVPT”).  Sentinel Administrative Services, Inc., a control affiliate of National Life, provides transfer agent and administrative services to SVPT.

There are sixty-seven sub-accounts within the Variable Account as of December 31, 2014.  Each sub-account, which invests exclusively in the shares of the corresponding portfolio, comprises the accumulated policyholder policy values of the underlying variable life insurance policies and variable universal life policies investing in the sub-account.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).  The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.  The following is a summary of significant accounting policies followed in the preparation of the financial statements:

Investments

The portfolios consist of the Alger Large Cap Growth Portfolio, Alger Capital Appreciation Portfolio, Alger Small Cap Growth Portfolio, Alliance Bernstein International Growth Fund, Alliance Bernstein International Value Fund, Alliance Bernstein Small/Mid Cap Value Fund, Alliance Bernstein Value Fund, ACVP Income & Growth Portfolio, ACVP Ultra Portfolio, ACVP Value Portfolio, ACVP Vista Portfolio, ACVP International Portfolio, ACVP Inflation Protection Portfolio, Dreyfus VIF Appreciation Portfolio, Dreyfus VIF Opportunistic Small Cap Portfolio, Dreyfus VIF Quality Bond Portfolio, Dreyfus Socially Responsible Growth Fund, DWS VIT Equity 500 Index Fund, DWS VIT Small Cap Index Fund, DWS Small Mid Cap Value Portfolio, DWS Large Cap Value Portfolio, VIPF Equity Income Portfolio, VIPF Growth Portfolio, VIPF High Income Portfolio, VIPF Overseas Portfolio, VIPF II Contrafund Portfolio, VIPF II Index 500 Portfolio, VIPF III Mid Cap Portfolio, VIPF III Value Strategies Portfolio, VIPF V Investment Grade Bond Portfolio, VIPF V Money Market, Franklin Templeton Mutual Global Discovery VIP Fund, Franklin Templeton Mutual Shares VIP Fund, Franklin Templeton Small Cap Value VIP Fund, Franklin Templeton Small Mid Cap Growth VIP Fund, Franklin Templeton Foreign VIP Fund, Franklin Templeton Global Real Estate VIP Fund, Franklin Templeton US Government Securities VIP Fund, Invesco Mid Cap Growth Fund, Invesco Global Health Care Fund, Invesco Technology Fund, JP Morgan Small Cap Core Portfolio, Morgan Stanley UIF Core Plus Fixed Income Portfolio, Morgan Stanley UIF Emerging Markets Equity Portfolio, Morgan Stanley UIF US Real Estate Portfolio, Neuberger Berman Large Cap Value Portfolio, Neuberger Berman Mid Cap Growth Portfolio, Neuberger Berman Short Duration Bond Portfolio, Neuberger Berman Small Cap Growth Portfolio, Neuberger Berman Socially Responsive Portfolio, Oppenheimer Variable Account Capital Income/VA Fund, Oppenheimer Variable Account Main Street Small Cap/VA Fund, Oppenheimer Variable Account Global Strategic Income/VA Fund, SVPT Balanced Fund, SVPT Bond Fund, SVPT Common Stock Fund, SVPT Mid Cap Growth Fund, SVPT Small Company Fund, T. Rowe Price Blue Chip Growth Portfolio, T. Rowe Price Equity Income Portfolio, T. Rowe Price Health Sciences Portfolio, T. Rowe Price Personal Strategy Balanced Portfolio, Van Eck VIP Unconstrained Emerging Markets Bond Fund, Van Eck VIP Emerging Markets Fund, Van Eck VIP Global Hard Assets Fund, Wells Fargo Discovery Fund and Wells Fargo Opportunity Fund.  The assets of each portfolio are held separate from the assets of the other portfolios and each has different investment objectives and policies.  Each portfolio operates separately and the gains or losses in one portfolio have no effect on the investment performance of the other portfolios.

Investment Valuation

Investments in the portfolios are valued at the closing net asset value per share as determined by each portfolio’s administrator, and are classified under Level 1 of the three-tier hierarchy established in Accounting Standards Codification (“ASC”) 820.  Under that hierarchy, Level 1 inputs consist of quoted prices in active markets for identical investments.  The change in the difference between cost and market value is reflected as unrealized appreciation (depreciation) in the Statements of Operations.

Investment Transactions

Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income and capital gain distributions are recorded on the ex-dividend date.  The cost of investments sold is determined using the first in, first out method (FIFO).

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Policyholder Transactions

Policyholders may allocate amounts in their policy value to the Variable Account and to the guaranteed interest account of National Life’s General Account.  Participant deposits are reduced by applicable deductions, charges and state premium taxes.  Transfers between the Variable Account and the guaranteed interest account, net, are amounts that policyholders have directed to be moved among investment options, including permitted transfers to and from the guaranteed interest account.

Surrenders, lapses and contract benefits are payments to policyholders and beneficiaries made under the terms of the policies and amounts that policyholders have requested to be withdrawn and paid to them.  Withdrawal charges, if applicable, are included in transfers for policy benefits and terminations.  Included in policy charges are administrative, cost of insurance, and other variable charges deducted monthly from the policies.

Loans

Policyholders may obtain loans after the first policy year as outlined in the variable life insurance policy and variable universal life insurance policy.  At the time a loan is granted, accumulated value equal to the amount of the loan is designated as collateral and transferred from the Variable Account to the General Account of National Life.  Interest is credited by National Life at predetermined rates on collateral held in the General Account.  This interest is periodically transferred to the Variable Account.

Federal Income Taxes

The operations of the Variable Account are part of, and taxed with, the total operations of National Life.  Under existing federal income tax law, investment income and capital gains attributable to the Variable Account are not taxed.

Subsequent Events

National Life has evaluated events subsequent to December 31, 2014 and through the financial statement issuance date.  National Life has not evaluated subsequent events after the issuance date for presentation in these financial statements.

NOTE 3 - CHARGES AND EXPENSES

The SVPT mutual fund portfolios are managed by an affiliate of National Life.  During the year ended December 31, 2014, management fees were paid directly by the sub-accounts to the affiliate investment manager.  The advisory agreement provides for fees ranging from 0.40% to 0.55% based on individual portfolios and average daily net assets.  The effective advisory fee rate paid by the sub-accounts in 2014 was 0.48%.

The following tables describe the fees and expenses assessed when buying, owning and surrendering a Policy within each product of the Variable Account.  Such charges reimburse National Life for the insurance and other benefits provided, its assumption of mortality and expense risks, and policy administration.  The mortality risk assumed is that the insured under the policies may die sooner than anticipated.  The expense risk assumed is that expenses incurred in issuing and administering the policies may exceed expected levels.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 3 - CHARGES AND EXPENSES (continued)

Charges and Deductions — VariTrak Product

Description of Charge	When Charge is Deducted	Amount Deducted	How Deducted
Premium Tax Charge	Upon receipt of premium payment	3.25% of each premium payment (2.0% for qualified employee benefit plans)	Deducted from Premium Payment
Surrender Charge	Upon surrender or lapse of the Policy during the first 15 Policy Years, or 15 Policy Years following an increase in Face Amount	$0 - $2 per $1000 of initial or increased Face Amount	Deducted from Accumulated Value upon Surrender or Lapse
Deferred Sales Charge	Upon surrender or lapse of the Policy during the first 15 Policy Years or following an increase in Face Amount	$1.10 to $37.75 per $1000 of initial or increased Face Amount	Deducted from Accumulated Value upon Surrender or Lapse
Withdrawal Fees	Upon making a withdrawal	Lesser of 2% of amount withdrawn or $25	Deducted from Withdrawal Amount
Transfer Fees	Upon making a transfer	$25 per transfer in excess of 5 transfers in any one Policy Year	Deducted from Transfer Amount
Loan Interest Spread	At the end of each Policy Year, or upon death, surrender, or lapse, if earlier	1.3% - 2% annually of amount held as Collateral	Unit Liquidation from Policy Value
Projection Report Charge	At the time Report is requested	$25 maximum in New York, no maximum elsewhere	Unit Liquidation from Policy Value
Cost of Insurance	On the Date of Issue of the Policy and on each Monthly Policy Date	Varies based on age of Insured and Duration of Policy	Unit liquidation from Policy Value
Mortality and Expense Risk Fees	Deducted Daily	Annual rate of 0.90% of the average daily net assets of each subaccount of the Variable Account	Deducted from sub-accounts as a Reduction in Unit Value
Administrative Fees	On the Date of Issue of the Policy and on each Monthly Policy Date	$7.50 per month, plus $0.07 per $1000 of Face Amount	Unit liquidation from Policy Value
Riders	On the Date of Issue of the Policy and on each Monthly Policy Date	Amount varies depending on the specifics of the Policy	Unit liquidation from Policy Value

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 3 - CHARGES AND EXPENSES (continued)

Charges and Deductions — Investor Select Product

Description of Charge	When Charge is Deducted	Amount Deducted	How Deducted
Premium Expense Charge	Upon receipt of Premium Payment	6.00% of each premium payment	Deducted from Premium Payment
Surrender Charge	Upon surrender or lapse of the Policy during the first 10 Policy Years or following an increase in Face Amount	Varies based on the characteristics of the insureds	Deducted from Accumulated Value upon Surrender or Lapse
Cost of Insurance Charge	On the Date of Issue of the Policy and on each Monthly Policy Date until the Insured reaches Attained Age 121	Varies based on Net amount at Risk, age of the insureds and other factors	Unit Liquidation from Policy Value
Policy Value Charge	On the Date of Issue of the Policy and on each Monthly Policy Date	0.04% of Accumulated Value	Unit Liquidation from Policy Value
Policy Fee	On the Date of Issue of the Policy and on each Monthly Policy Date until the Insured reaches Attained Age 121	$7.50 per month	Unit Liquidation from Policy Value
Expense Charge	On the Date of Issue of the Policy and on each Monthly Policy Date during the first 10 Policy Years, and for 10 years, following an increase in the Face Amount	Varies based on the face amount of the policy at issue, age of the insureds and other factors	Unit Liquidation from Policy Value
Withdrawal Charge	Upon making a Withdrawal	$25 per withdrawal	Deducted from the Withdrawal amount
Transfer Charge	Upon making a Transfer	$25 per transfer	Deducted from the Transfer amount
Loan Interest Spread	At the end of each Policy Year, or upon death, surrender or lapse, if earlier	0% - 2% annually of amount held as Collateral	Unit Liquidation from Policy Value
Projection Report Charge	At the time Report is requested	$25 per report	Pro-Rata Unit Liquidation from Policy Value
Riders	On the Date of Issue of the Policy and on each Monthly Policy Date	Amount varies depending on the specifics of the Policy	Unit Liquidation from Policy Value

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 3 - CHARGES AND EXPENSES (continued)

Charges and Deductions — Estate Provider Product

Description of Charge	When Charge is Deducted	Amount Deducted	How Deducted
Premium Expense Charge	Upon receipt of Premium Payment	7.40% - 10.40% depending on Policy Year	Deducted from Premium Payment
Surrender Charge	Upon surrender or lapse before the end of Policy Year 10, or the ten years after an increase in the Basic Coverage	Based on Joint Age at issue or time of increase; Level up to 5 years, declines thereafter each month by 1/60 of initial surrender charge	Deducted from Accumulated Value upon Surrender or Lapse
Cost of Insurance Charge	On the Date of Issue of the Policy and on each Monthly Policy Date	Varies based on Net amount at Risk, age of the insureds and other factors	Unit Liquidation from Policy Value
Variable Account Charge	On the Date of Issue of the Policy and on each Monthly Policy Date	0.75% - 0.90% in Policy Years 1 - 10	Unit Liquidation from Policy Value
Administrative Charge	On the Date of Issue of the Policy and on each Monthly Policy Date	$7.50 - $15.00 per month plus $0.08 to $0.09 per $1000 of basic coverage	Unit Liquidation from Policy Value
Withdrawal Charge	Upon making a Withdrawal	The lesser of 2% of the Withdrawal amount or $25	Deducted from the Withdrawal amount
Transfer Charge	Upon making a Transfer	$25 per transfer in excess of 12 transfers in any one Policy Year	Deducted from the Transfer amount
Loan Interest Spread	At the end of each Policy Year, or upon death, surrender or lapse, if earlier	1.3% - 2% annually of amount held as Collateral	Unit Liquidation from Policy Value
Projection Report Charge	At the time Report is requested	$25 maximum in New York, no maximum elsewhere	Pro-Rata Unit Liquidation from Policy Value
Riders	On the Date of Issue of the Policy and on each Monthly Policy Date	Amount varies depending on the specifics of the Policy	Unit Liquidation from Policy Value

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 3 - CHARGES AND EXPENSES (continued)

Charges and Deductions — Benefit Provider Product

Description of Charge	When Charge is Deducted	Amount Deducted	How Deducted
Distribution Charge	Upon receipt of Premium Payment	5% - 15% of Premiums paid during the Policy Year up to the Target Premium, plus 0.5% - 2.5% of Premiums paid in excess of the Target Premium, depending on the Policy Year	Deducted from Premium Payment
Premium Tax Charge	Upon receipt of Premium Payment	Amount varies by State, and may range from 2% to as high as 12% in certain jurisdictions in Kentucky	Deducted from Premium Payment
Cost of Insurance	On the Date of Issue of the Policy and on each Monthly Policy Date	Varies based on age of Insured and Duration of the Policy	Unit liquidation from Policy Value
Policy Administration Charge	On the Date of Issue of the Policy and on each Monthly Policy Date	Currently $5.50 per month; Guaranteed not to exceed $8.00 per month	Unit liquidation from Policy Value
Underwriting Charge	On the Date of Issue of the Policy and on each Monthly Policy Date	$1.67 per month in Policy Year 1, and $3.75 per month in Policy Years 2 — 5	Unit liquidation from Policy Value
Mortality and Expense Risk Charge	Deducted Daily	Annual rate of 0% - 0.22% of the average daily net assets of each sub-account of the Variable Account; Guaranteed not to exceed Annual rate of 0.60%	Deducted from sub-accounts as a reduction in Unit Value
Variable Account Administration Charge	Deducted Daily	Annual Rate of 0.10% during the first 20 Policy Years, and annual rate of 0.07% thereafter	Deducted from sub-accounts as a reduction in Unit Value
Transfer Charge	Upon making a Transfer	$25 per Transfer in excess of 12 transfers in any one Policy Year	Deducted from Transfer amount
Riders	On the Date of Issue of the Policy and on each Monthly Policy Date	Amount varies depending on the specifics of the Policy	Unit liquidation from Policy Value

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 4 — INVESTMENTS

The number of shares held and cost for each of the portfolios at December 31, 2014 are set forth below:

Portfolio	Shares	Cost

Alger American Fund
Capital Appreciation Portfolio	35,890	$2,049,058
Large Cap Growth Portfolio	279,180	11,126.812
Small Cap Growth Portfolio	280,291	7,985,062
Alliance Bernstein Variable Products
International Growth Fund	13,561	219,316
International Value Fund	184,144	2,380,649
Small/Mid Cap Value Fund	84,784	1,331,210
Value Fund	4,100	51,803
American Century Variable Portfolios
Income & Growth Portfolio	340,460	2,160,413
Inflation Protection Portfolio	122,545	1,371,727
International Portfolio	417,529	3,128,570
Ultra Portfolio	6,672	67,137
Value Portfolio	766,246	4,456,455
Vista Portfolio	—	—
Dreyfus Variable Investment Funds
Appreciation Portfolio	12,274	452,410
Opportunistic Small Cap Portfolio	3,365	106,039
Quality Bond Portfolio	32,492	384,123
Socially Responsible Growth Fund	6,290	189,994
DWS Variable Series II
Large Cap Value Portfolio	18,155	236,362
Small Mid Cap Value Portfolio	123,809	1,257,628
DWS VIT Funds
Equity 500 Index Fund	78,552	1,145,107
Small Cap Index Fund	66,764	893,469
Fidelity Variable Insurance Product Funds
Contrafund Portfolio	381,001	8,919,745
Equity Income Portfolio	426,785	7,952,263
Growth Portfolio	255,508	8,961,582
High Income Portfolio	903,604	4,803,001
Index 500 Portfolio	221,975	30,213,650
Investment Grade Bond Portfolio	504,885	6,410,327
Mid Cap Portfolio	115,036	3,221,429
Money Market	11,535,100	11,535,100
Overseas Portfolio	502,885	7,966,927
Value Strategies Portfolio	13,087	145,780
Franklin Templeton Variable Insurance Products Trust (1)
Templeton Foreign VIP Fund	121,719	1,594,485
Global Real Estate VIP Fund	73,845	934,884
Mutual Shares VIP Fund	38,334	632,953
Mutual Global Discovery VIP Fund	17,432	372,804
Small Mid Cap Growth VIP Fund	12,381	260,972
Small Cap Value VIP Fund	30,753	506,235
US Government Securities VIP Fund	66,931	886,112

(1) During 2014, Franklin Templeton made the following changes to fund names:   the Global Real Estate Securities Fund was renamed the Global Real Estate VIP Fund;  the Small Cap Value Securities Fund was renamed the Small Cap Value VIP Fund; the Small Mid Cap Growth Securities Fund was renamed the Small Mid Cap Growth VIP Fund;  the US Government Fund was renamed the US Government Securities VIP Fund;  the Mutual Global Discovery Securities Fund was renamed the Mutual Global Discovery VIP Fund;  the Mutual Shares Securities Fund was renamed the Mutual Shares VIP Fund;  the Templeton Foreign Securities Fund was renamed the Templeton Foreign VIP Fund.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 4 - INVESTMENTS (continued)

The number of shares held and cost for each of the portfolios at December 31, 2014 are set forth below:

Portfolio	Shares	Cost

Invesco Variable Insurance Funds
Global Health Care Fund	86,922	$1,507,354
Mid Cap Growth Fund	176,007	720,137
Technology Fund	85,307	1,232,697
JP Morgan Series Trust II
International Equity Portfolio (2)	—	—
Small Cap Core Portfolio	61,866	925,448
Morgan Stanley Universal Institutional Funds
Core Plus Fixed Income Portfolio	253,542	2,631,654
Emerging Markets Equity Portfolio	30,081	396,841
US Real Estate Portfolio	5,808	88,945
Neuberger Berman Advisors Management Trust
Short Duration Bond Portfolio	285,198	3,163,231
Small Cap Growth Portfolio	32,828	393,029
Large Cap Value Portfolio	151,841	1,458,479
Mid Cap Growth Portfolio	19,207	457,305
Socially Responsive Portfolio	330	5,881
Oppenheimer Variable Account Funds
Capital Income/VA Fund	2,005	23,516
Global Strategic Income/VA Fund	95,251	534,769
Main Street Small Cap/VA Fund	3,871	91,996
Sentinel Variable Products Trust
Balanced Fund	350,443	4,189,574
Bond Fund	703,128	7,172,307
Common Stock Fund	1,790,901	24,976,733
Mid Cap Growth Fund	718,240	7,973,134
Small Company Fund	1,198,233	16,201,484
T Rowe Price Equity Series
Blue Chip Growth Portfolio	74,497	780,969
Equity Income Portfolio	164,226	3,013,695
Health Sciences Portfolio	70,605	2,094,501
Personal Strategy Balanced Portfolio	14,588	306,236
Van Eck VIP Trust
VIP Emerging Markets Fund	129,229	1,593,208
VIP Global Hard Assets Fund	49,306	1,392,987
VIP Unconstrained Emerging Markets Bond Fund	120,393	1,311,372
Wells Fargo Variable Trust
Discovery Fund	249,297	4,968,083
Opportunity Fund	167,610	2,870,588

The cost also represents the aggregate cost for federal income tax purposes.

(2) During 2014 the JP Morgan International Equity Portfolio was liquidated.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 5 - PURCHASES AND SALES OF PORTFOLIO SHARES

Purchases and proceeds from sales of shares in the portfolios for the year ended December 31, 2014 aggregated the following:

		Sales
Portfolio	Purchases	Proceeds

Alger American Fund
Capital Appreciation Portfolio	$636,535	$466,758
Large Cap Growth Portfolio	4,326,122	3,828,696
Small Cap Growth Portfolio	1,693,266	1,489,960
Alliance Bernstein Variable Products
International Growth Fund	36,330	38,678
International Value Fund	589,375	520,439
Small/Mid Cap Value Fund	454,640	419,098
Value Fund	6,976	7,045
American Century Variable Portfolios
Income & Growth Portfolio	389,356	750,799
Inflation Protection Portfolio	216,054	259,148
International Portfolio	789,668	793,186
Ultra Portfolio	13,716	27,692
Value Portfolio	1,030,968	1,553,935
Vista Portfolio	121,165	910,490
Dreyfus Variable Investment Funds
Appreciation Portfolio	115,202	254,113
Opportunistic Small Cap Portfolio	33,259	14,325
Quality Bond Portfolio	70,140	88,324
Socially Responsible Growth Fund	57,345	70,049
DWS Variable Series II
Large Cap Value Portfolio	40,145	81,564
Small Mid Cap Value Portfolio	281,552	371,910
DWS VIT Funds
Equity 500 Index Fund	177,675	61,522
Small Cap Index Fund	219,263	80,991
Fidelity Variable Insurance Product Funds
Contrafund Portfolio	1,697,718	2,850,097
Equity Income Portfolio	1,321,780	1,796,469
Growth Portfolio	1,404,671	3,234,431
High Income Portfolio	894,702	873,297
Index 500 Portfolio	5,375,287	8,316,405
Investment Grade Bond Portfolio	1,190,115	1,100,629
Mid Cap Portfolio	663,765	729,726
Money Market	32,427,640	28,115,718
Overseas Portfolio	1,365,859	1,569,672
Value Strategies Portfolio	31,178	39,691
Franklin Templeton Variable Insurance Products Trust (1)
Templeton Foreign VIP Fund	373,003	331,374
Global Real Estate VIP Fund	253,393	348,042
Mutual Shares VIP Fund	99,560	247,766
Mutual Global Discovery VIP Fund	103,888	79,188
Small Mid Cap Growth VIP Fund	87,448	62,820
Small Cap Value VIP Fund	200,036	170,481
US Government Securities VIP Fund	155,297	85,799

(1) During 2014, Franklin Templeton made the following changes to fund names:   the Global Real Estate Securities Fund was renamed the Global Real Estate VIP Fund;  the Small Cap Value Securities Fund was renamed the Small Cap Value VIP Fund; the Small Mid Cap Growth Securities Fund was renamed the Small Mid Cap Growth VIP Fund;  the US Government Fund was renamed the US Government Securities VIP Fund;  the Mutual Global Discovery Securities Fund was renamed the Mutual Global Discovery VIP Fund;  the Mutual Shares Securities Fund was renamed the Mutual Shares VIP Fund;  the Templeton Foreign Securities Fund was renamed the Templeton Foreign VIP Fund.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 5 - PURCHASES AND SALES OF PORTFOLIO SHARES (continued)

Purchases and proceeds from sales of shares in the portfolios for the year ended December 31, 2014 aggregated the following:

		Sales
Portfolio	Purchases	Proceeds

Invesco Variable Insurance Funds
Global Health Care Fund	$393,918	$582,258
Mid Cap Growth Fund	107,769	188,792
Technology Fund	351,351	308,243
JP Morgan Series Trust II
International Equity Portfolio (2)	524,055	4,799,619
Small Cap Core Portfolio	288,478	267,145
Morgan Stanley Universal Institutional Funds
Core Plus Fixed Income Portfolio	338,864	273,118
Emerging Markets Equity Portfolio	60,559	82,706
US Real Estate Portfolio	13,193	14,617
Neuberger Berman Advisors Management Trust
Short Duration Bond Portfolio	612,451	618,862
Small Cap Growth Portfolio	134,509	111,639
Large Cap Value Portfolio	215,109	338,133
Mid Cap Growth Portfolio	229,287	46,239
Socially Responsive Portfolio	5,403	3.595
Oppenheimer Variable Account Funds
Capital Income/VA Fund	4,431	2,638
Global Strategic Income/VA Fund	119,388	50,801
Main Street Small Cap/VA Fund	28,772	16,717
Sentinel Variable Products Trust
Balanced Fund	864,644	777,470
Bond Fund	1,133,764	1,406,517
Common Stock Fund	6,972,493	5,692,075
Mid Cap Growth Fund	2,732,902	1,553,775
Small Company Fund	4,479,108	3,198,488
T Rowe Price Equity Series
Blue Chip Growth Portfolio	167,846	298,603
Equity Income Portfolio	670,071	1,048,919
Health Sciences Portfolio	1,616,076	1,192,041
Personal Strategy Balanced Portfolio	150,407	59,098
Van Eck VIP Trust
VIP Emerging Markets Fund	597,402	352,158
VIP Global Hard Assets Fund	353,804	323,310
VIP Unconstrained Emerging Markets Bond Fund	335,829	268,867
Wells Fargo Variable Trust
Discovery Fund	2,219,806	1,963,767
Opportunity Fund	534,485	970,,013

(2) During 2014 the JP Morgan International Equity portfolio was liquidated.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	FOR THE YEAR ENDED DECEMBER 31, 2014
	Alger American Fund				Alger American Fund				Alger American Fund
	Large Cap Growth				Capital Appreciation				Small Cap Growth
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	484,693.05	5,942.94	41,021.82	10,534.17	102,611.41	932.51	11,762.26	14,367.02	363,711.89	194.99	320.46	3,877.57
Units issued	30,637.62	1,637.16	2,326.90	184.90	5,959.30	190.84	327.21	154.37	21,349.94	59.51	22.84	102.72
Units transferred	(24,975.11)	(497.30)	(2,789.99)	160.20	(3,773.40)	(34.70)	—	(1,520.45)	8,327.28	45.29	—	17.70
Units redeemed	(63,210.09)	(620.05)	(1,649.83)	(1,057.38)	(10,875.35)	(85.25)	(91.78)	(73.67)	(50,667.40)	(33.83)	(33.65)	(262.39)
Ending balance	427,145.47	6,462.75	38,908.90	9,821.89	93,921.96	1,003.40	11,997.69	12,927.27	342,721.71	265.96	309.65	3,735.60

	Alliance Bernstein				Alliance Bernstein				Alliance Bernstein
	Value				Small/Mid Cap Value				International Value
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	2,532.87	307.02	—	—	57,921.65	1,869.43	7,035.21	—	147,497.15	4,551.09	13,676.23	—
Units issued	86.79	43.52	—	—	4,171.90	500.13	631.64	—	11,166.08	1,381.24	674.74	—
Units transferred	25.90	(7.57)	—	—	(3,578.00)	182.17	(187.58)	—	2,051.21	1,721.02	1,135.20	—
Units redeemed	(146.67)	(32.09)	—	—	(7,104.99)	(194.65)	(593.06)	—	(17,467.29)	(534.07)	(418.76)	—
Ending balance	2,498.89	310.88	—	—	51,410.56	2,357.08	6,886.21	—	143,247.15	7,119.28	15,067.41	—

					American Century				American Century
	Alliance Bernstein				Variable Portfolios				Variable Portfolios
	International Growth				Income & Growth				Inflation Protection
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	5,222.36	7,930.10	1,237.69	—	160,670.59	—	14,476.08	7,956.25	74,300.48	1,480.97	10,343.69	64,293.01
Units issued	718.17	662.76	140.60	—	10,358.78	—	1,180.58	76.46	7,128.41	192.73	210.09	—
Units transferred	(308.67)	35.26	58.49	—	(3,149.82)	—	(9.38)	(62.64)	(3,232.89)	60.06	51.64	(5,127.72)
Units redeemed	(771.21)	(500.26)	(124.11)	—	(22,019.87)	—	(5,634.96)	(269.21)	(9,130.55)	(81.51)	(454.10)	(603.91)
Ending balance	4,860.65	8,127.86	1,312.67	—	145,859.68	—	10,012.32	7,700.86	69,065.45	1,652.25	10,151.32	58,561.38

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	FOR THE YEAR ENDED DECEMBER 31, 2014
	American Century				American Century				American Century
	Variable Portfolios				Variable Portfolios				Variable Portfolios
	International				Ultra				Value
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	210,812.56	4,966.36	17,559.48	—	4,427.01	—	1,841.09	—	220,238.30	871.48	15,508.06	18,436.15
Units issued	17,435.81	1,354.12	1,283.86	—	389.13	—	—	—	14,557.15	137.46	420.12	422.03
Units transferred	4,077.15	346.48	1,070.96	—	122.69	—	(181.49)	—	(2,294.26)	(11.84)	(151.36)	(705.71)
Units redeemed	(26,348.84)	(508.98)	(1,071.72)	—	(1,015.71)	—	2.88	—	(28,117.07)	(69.33)	(718.97)	(3,816.16)
Ending balance	205,976.68	6,157.98	18,842.58	—	3,923.12	—	1,662.48	—	204,384.12	927.77	15,057.85	14,336.31

	American Century				Dreyfus Variable				Dreyfus Variable
	Variable Portfolios				Investment Funds				Investment Funds
	Vista				Appreciation				Opportunistic Small Cap
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	46,117.17	19.89	3,061.68	—	37,031.95	—	2,985.12	—	8,850.13	—	—	—
Units issued	1,317.92	4.65	71.03	—	3,028.51	—	58.32	—	953.97	—	—	—
Units transferred	(45,424.34)	(23.26)	(3,088.52)	—	(7,026.40)	—	(69.55)	—	975.79	—	—	—
Units redeemed	(2,010.75)	(1.28)	(44.19)	—	(4,726.19)	—	(137.95)	—	(586.36)	—	—	—
Ending balance	—	—	—	—	28,307.87	—	2,835.94	—	10,193.53	—	—	—

	Dreyfus Variable				Dreyfus Variable
	Investment Funds				Investment Funds				DWS Variable Series II
	Quality Bond				Socially Responsible Growth				Small Mid Cap Value
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	25,737.32	—	2,156.67	—	21,298.44	—	249.08	5,292.89	84,287.04	1,777.97	7,554.87	—
Units issued	2,051.85	—	—	—	2,182.35	—	—	908.00	6,031.11	379.43	287.79	—
Units transferred	(881.54)	—	—	—	(607.28)	—	—	—	(857.77)	(31.37)	(162.00)	—
Units redeemed	(2,931.78)	—	143.63	—	(3,157.49)	—	(0.66)	(3,466.80)	(9,098.44)	(149.18)	(325.34)	—
Ending balance	23,975.85	—	2,300.30	—	19,716.02	—	248.42	2,734.09	80,361.94	1,976.85	7,355.32	—

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	FOR THE YEAR ENDED DECEMBER 31, 2014
	DWS Variable Series II				DWS VIT Funds				DWS VIT Funds
	Large Cap Value				Equity 500 Index				Small Cap Index
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	23,381.84	—	165.59	—	—	—	—	58,785.45	10,918.35	228.53	13,046.49	13,573.06
Units issued	1,373.12	—	3.10	—	—	—	—	2,121.79	700.02	90.77	—	107.43
Units transferred	(485.86)	—	4.18	—	—	—	—	2,003.91	2,903.70	714.47	—	878.28
Units redeemed	(3,734.72)	—	(4.35)	—	—	—	—	(2,334.36)	(896.78)	(56.67)	(427.12)	(1,040.05)
Ending balance	20,534.38	—	168.52	—	—	—	—	60,576.79	13,625.29	977.10	12,619.37	13,518.72

	Fidelity Variable Insurance				Fidelity Variable Insurance				Fidelity Variable Insurance
	Product Funds II				Product Funds				Product Funds
	Contrafund				Equity Income				Growth
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	349,844.17	4,300.59	39,490.45	—	164,852.01	410.96	36,644.75	—	234,490.77	335.67	65,422.47	—
Units issued	32,762.66	2,271.92	561.03	—	14,240.61	108.89	237.71	—	20,513.82	295.06	6,620.69	—
Units transferred	(11,842.00)	(368.12)	(382.35)	—	(4,863.81)	(17.70)	(40.97)	—	(11,421.73)	(57.61)	(1,181.33)	—
Units redeemed	(81,485.00)	(1,197.87)	(1,103.28)	—	(29,248.19)	(102.05)	(28,701.74)	—	(43,322.29)	(141.25)	(19,295.45)	—
Ending balance	289,279.83	5,006.52	38,565.85	—	144,980.62	400.10	8,139.75	—	200,260.57	431.87	51,566.38	—

	Fidelity Variable Insurance				Fidelity Variable Insurance				Fidelity Variable Insurance
	Product Funds				Product Funds II				Product Funds V
	High Income				Index 500				Investment Grade Bond
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	107,370.36	1,150.69	19,947.43	—	778,347.62	29,509.31	367,229.62	—	271,543.33	2,808.93	72,765.81	62,993.90
Units issued	10,837.59	409.28	1,965.99	—	87,556.01	3,772.83	70,926.40	—	24,428.61	359.12	1,742.45	5,163.03
Units transferred	(445.50)	33.65	1,389.13	—	(18,479.84)	941.01	(16,686.05)	—	14,466.53	(288.21)	508.35	(11,699.92)
Units redeemed	(17,159.44)	(160.96)	(5,709.62)	—	(184,145.18)	(2,375.62)	(123,710.58)	—	(13,256.07)	254.01	(41,726.28)	(5,904.48)
Ending balance	100,603.01	1,432.66	17,592.93	—	663,278.61	31,847.53	297,759.39	—	297,182.40	3,133.85	33,290.33	50,552.53

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	FOR THE YEAR ENDED DECEMBER 31, 2014
	Fidelity Variable Insurance				Fidelity Variable Insurance				Fidelity Variable Insurance
	Product Funds III				Product Funds V				Product Funds
	Mid Cap				Money Market				Overseas
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	161,682.33	3,162.94	12,038.94	—	442,638.67	1,713.95	84,200.01	366,383.69	278,792.81	4,904.68	28,761.18	147,531.30
Units issued	52,413.88	1,274.19	432.05	—	39,225.01	74,742.58	2,653.68	494.70	96,419.00	2,591.20	1,406.18	5,996.74
Units transferred	(1,291.70)	(49.45)	238.03	—	266,636.52	(12,441.07)	9,752.61	1,083,999.93	44,837.50	327.11	(335.35)	(2,753.31)
Units redeemed	(74,846.45)	(552.44)	(1,722.22)	—	(153,379.10)	(1,466.92)	(4,421.90)	(192,013.27)	(169,309.74)	(855.94)	(7,424.71)	(16,152.70)
Ending balance	137,958.06	3,835.24	10,986.80	—	595,121.10	62,548.54	92,184.40	1,258,865.05	250,739.57	6,967.05	22,407.30	134,622.03

	Fidelity Variable Insurance				Franklin Templeton Variable				Franklin Templeton Variable
	Product Funds III				Insurance Products Trust				Insurance Products Trust
	Value Strategies				Templeton Foreign VIP (1)				Mutual Shares VIP (1)
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	5,710.02	594.86	—	—	96,066.45	1,072.15	9,957.22	—	48,580.96	1,519.45	4,490.03	—
Units issued	347.06	14.56	—	—	8,644.32	58.36	165.28	—	2,773.34	16.79	525.37	—
Units transferred	(22.16)	(0.32)	—	—	5,774.06	8.57	107.04	—	(1,481.59)	(4.75)	(25.94)	—
Units redeemed	(543.40)	(6.77)	—	—	(12,335.98)	(82.35)	(882.56)	—	(10,083.20)	(26.48)	(571.89)	—
Ending balance	5,491.52	602.33	—	—	98,148.85	1,056.73	9,346.98	—	39,789.51	1,505.01	4,417.57	—

	Franklin Templeton Variable				Franklin Templeton Variable				Franklin Templeton Variable
	Insurance Products Trust				Insurance Products Trust				Insurance Products Trust
	Global Real Estate VIP (1)				Mutual Global Discovery VIP (1)				Small Mid Cap Growth VIP (1)
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	77,761.13	—	1,996.45	—	16,368.90	376.08	187.85	—	14,080.67	277.49	821.19	—
Units issued	6,545.03	—	—	—	1,083.15	108.58	14.56	—	1,141.71	76.53	—	—
Units transferred	3,262.95	—	43.42	—	1,803.30	10.52	—	—	(892.21)	0.07	(29.62)	—
Units redeemed	(14,232.36)	—	(1,090.89)	—	(51.06)	(44.84)	(15.21)	—	(1,767.68)	(25.39)	2.88	—
Ending balance	73,336.75	—	948.98	—	19,204.29	450.34	187.20	—	12,562.49	328.70	794.45	—

(1)  During 2014 Franklin Templeton made the following changes to fund names:  the Templeton Foreign Securities Fund was renamed the Templeton Foreign VIP Fund;  the Mutual Shares Securities Fund was renamed the Mutual Shares VIP Fund;  the Global Real Estate Securities Fund was renamed the Global Real Estate VIP Fund;  the Mutual Global Discovery Securities Fund was renamed the Mutual Global Discovery VIP Fund;  the Small Mid Cap Growth Securities Fund was renamed the Small Mid Cap Growth VIP Fund.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	FOR THE YEAR ENDED DECEMBER 31, 2014
	Franklin Templeton Variable				Franklin Templeton Variable
	Insurance Products Trust				Insurance Products Trust				Invesco Variable Insurance Funds
	Small Cap Value VIP (1)				US Government Securities VIP (1)				Global Health Care
	VT	V2	EP	BP	VT		EP	BP	VT		EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	24,422.06	405.83	4,448.90	—	67,146.67	1,619.44	1,418.45	—	139,782.64	—	5,305.47	8,828.82
Units issued	1,170.18	32.39	39.82	—	9,264.28	352.66	90.19	—	8,373.21	—	180.00	—
Units transferred	846.05	3.93	(2.11)	—	134.07	54.80	(360.44)	—	(3,025.75)	—	(101.72)	1,791.65
Units redeemed	(2,198.19)	(26.13)	(614.52)	—	(4,730.46)	(126.04)	(9.81)	—	(19,013.68)	—	(143.17)	(586.86)
Ending balance	24,240.10	416.02	3,872.09	—	71,814.56	1,900.86	1,138.39	—	126,116.42	—	5,240.58	10,033.61

	Invesco Variable Insurance Funds				Invesco Variable Insurance Funds				JP Morgan Series Trust II
	Mid Cap Growth				Technology				International Equity (2)
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	82,660.17	—	1,513.62	2,618.30	231,480.58	—	5,256.66	8,512.18	173,951.09	—	21,825.96	73,730.70
Units issued	22,845.79	—	686.92	951.95	17,277.98	—	161.51	—	12,014.12	—	1,072.84	578.80
Units transferred	40,718.62	—	(575.48)	(10.34)	(2,119.86)	—	(65.32)	—	(169,341.91)	—	(20,265.87)	(67,129.47)
Units redeemed	(77,263.43)	—	(1,024.27)	(1,897.04)	(26,310.55)	—	(32.28)	(40.41)	(16,623.30)	—	(2,632.93)	(7,180.03)
Ending balance	68,961.15	—	600.79	1,662.87	220,328.15	—	5,320.57	8,471.77	—	—	—	—

					Morgan Stanley Universal				Morgan Stanley Universal
	JP Morgan Series Trust II				Institutional Funds				Institutional Funds
	Small Cap Core				Core Plus Fixed Income				Emerging Markets Equity
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	41,943.95	—	12,109.03	260.23	—	—	—	1,310,743.60	—	—	—	165,884.28
Units issued	2,439.28	—	275.60	—	—	—	—	7,261.82	—	—	—	2,888.16
Units transferred	1,351.43	—	(716.90)	—	—	—	—	82,437.02	—	—	—	6,165.29
Units redeemed	(5,007.21)	—	(1,467.77)	(1.40)	—	—	—	(92,847.27)	—	—	—	(16,813.27)
Ending balance	40,727.45	—	10,199.96	258.83	—	—	—	1,307,595.17	—	—	—	158,124.46

(1) During 2014 Franklin Templeton made the following changes to fund names:  the Small Cap Value Securities Fund was renamed the Small Cap Value VIP Fund; the US Government Fund was renamed the US Government Securities VIP fund.

(2) During 2014 the JP Morgan International Equity portfolio was liquidated.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	FOR THE YEAR ENDED DECEMBER 31, 2014
	Morgan Stanley Universal				Neuberger Berman Advisors				Neuberger Berman Advisors
	Institutional Funds				Management Trust				Management Trust
	US Real Estate				Small Cap Growth				Short Duration Bond
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	—	—	—	22,880.86	30,468.59	—	7,655.55	—	245,512.15	4,888.80	23,202.89	—
Units issued	—	—	—	—	2,661.88	—	152.30	—	21,605.27	1,454.21	1,415.06	—
Units transferred	—	—	—	1,243.68	(0.12)	—	(39.61)	—	2,397.44	1,312.88	978.92	—
Units redeemed	—	—	—	(1,837.00)	(4,003.86)	—	(331.30)	—	(31,216.41)	(476.90)	(1,136.41)	—
Ending balance	—	—	—	22,287.54	29,126.49	—	7,436.94	—	238,298.45	7,178.99	24,460.46	—

	Neuberger Berman Advisors				Neuberger Berman Advisors				Neuberger Berman Advisors
	Management Trust				Management Trust				Management Trust
	Mid Cap Growth				Large Cap Value				Socially Responsive
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	17,524.43	378.58	83.46	—	98,429.71	139.00	18,205.57	3,478.71	113.52	53.35	—	—
Units issued	954.60	28.96	6.70	—	5,775.13	31.73	266.73	69.71	19.58	139.48	—	—
Units transferred	15.71	(1.22)	—	—	(448.27)	18.32	(325.75)	(11.88)	59.71	5.36	—	—
Units redeemed	(989.07)	(45.17)	(2.49)	—	(10,140.72)	(20.79)	(1,385.07)	(33.63)	(15.83)	(66.25)	—	—
Ending balance	17,505.67	361.15	87.67	—	93,615.85	168.26	16,761.48	3,502.91	176.98	131.94	—	—

	Oppenheimer Variable				Oppenheimer Variable				Oppenheimer Variable
	Account Funds				Account Funds				Account Funds
	Capital Income/VA				Main Street Small Cap/VA				Global Strategic Income / VA
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	1,501.04	26.18	—	—	3,665.67	18.58	—	—	18,714.01	1,887.36	281.46	—
Units issued	41.90	26.28	—	—	2,871.89	10.97	—	—	8,657.22	1,697.62	—	—
Units transferred	100.51	3.41	—	—	5,830.60	1.00	—	—	11,328.56	63.51	—	—
Units redeemed	(73.89)	(7.32)	—	—	(9,097.21)	(6.71)	—	—	(9,699.29)	(295.35)	(76.19)	—
Ending balance	1,569.56	48.55	—	—	3,270.95	23.84	—	—	29,000.50	3,353.14	205.27	—

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	FOR THE YEAR ENDED DECEMBER 31, 2014
	Sentinel Variable				Sentinel Variable				Sentinel Variable
	Products Trust				Products Trust				Products Trust
	Balanced				Bond				Common Stock
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	142,400.74	1,707.28	21,965.58	2,752.78	265,945.23	5,973.24	40,295.78	1,454.74	766,452.28	7,742.34	41,843.57	77,694.80
Units issued	8,967.71	403.59	585.18	—	21,456.02	1,915.31	3,800.56	—	50,485.03	2,027.21	2,311.50	2,131.94
Units transferred	(104.52)	56.30	252.32	19.57	(1,511.51)	951.02	504.95	(1,392.84)	(19,725.80)	(335.37)	(1,372.84)	317.87
Units redeemed	(17,011.37)	(148.34)	(1,931.31)	(13.27)	(37,161.65)	(746.38)	(5,163.08)	(32.17)	(96,765.60)	(899.09)	(4,248.12)	(4,495.78)
Ending balance	134,252.56	2,018.83	20,871.77	2,759.08	248,728.09	8,093.19	39,438.21	29.73	700,445.91	8,535.09	38,534.11	75,648.83

	Sentinel Variable				Sentinel Variable				T Rowe Price
	Products Trust				Products Trust				Equity Series
	Mid Cap Growth				Small Company				Blue Chip Growth
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	244,919.07	156.35	28,430.38	23,845.17	242,352.55	5,862.61	27,829.61	3,004.33	75,186.99	833.22	4,873.89	—
Units issued	15,475.59	81.26	1,135.62	1,238.63	14,836.46	1,351.36	1,327.42	—	11,664.36	136.01	371.22	—
Units transferred	(491.35)	3.90	(166.74)	858.79	(5,047.48)	119.02	181.54	(175.75)	(6,592.94)	15.67	(243.27)	—
Units redeemed	(34,712.76)	(61.77)	(2,012.40)	(422.04)	(30,308.57)	(429.22)	(2,625.89)	(195.76)	(17,850.44)	(534.69)	(756.72)	—
Ending balance	225,190.55	179.74	27,386.86	25,520.55	221,832.96	6,903.77	26,712.68	2,632.82	62,407.97	450.21	4,245.12	—

	T Rowe Price				T Rowe Price				T Rowe Price
	Equity Series				Equity Series				Equity Series
	Equity Income				Health Sciences				Personal Strategy Balanced
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	284,480.89	5,141.74	35,060.61	—	45,913.76	706.90	2,694.42	—	8,770.05	—	—	—
Units issued	53,378.48	1,282.20	12,539.65	—	4,467.02	455.03	78.67	—	6,612.92	—	—	—
Units transferred	(33,881.29)	(38.68)	(1,867.65)	—	59,489.47	(116.26)	(76.61)	—	1,348.96	—	—	—
Units redeemed	(89,783.79)	(489.39)	(13,577.59)	—	(52,921.51)	(273.65)	76.12	—	(2,387.19)	—	—	—
Ending balance	214,194.29	5,895.87	32,155.02	—	56,948.74	772.02	2,772.60	—	14,344.74	—	—	—

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	FOR THE YEAR ENDED DECEMBER 31, 2014
	Van Eck VIP				Van Eck VIP				Van Eck VIP
	Trust				Trust				Trust
	Emerging Markets				Unconstrained Emerging Markets Bond				Global Hard Assets
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	47,021.72	2,870.95	5,369.28	—	88,208.31	3,552.84	7,683.75	—	71,289.90	1,758.33	5,042.51	—
Units issued	2,947.47	712.75	2,346.15	—	7,034.38	1,013.29	579.81	—	4,384.51	6,558.22	3,835.23	—
Units transferred	1,445.29	279.97	241.77	—	(3,204.79)	(53.77)	(213.95)	—	—	6,004.01	(105.12)	—
Units redeemed	(5,493.47)	(306.91)	(280.50)	—	(11,308.08)	(300.61)	(230.68)	—	—	(10,238.49)	(4,535.46)	—
Ending balance	45,921.01	3,556.76	7,676.70	—	80,729.82	4,211.75	7,818.93	—	75,674.41	4,082.07	4,237.16	—

	Wells Fargo				Wells Fargo
	Variable Trust				Variable Trust
	Discovery				Opportunity
	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	280,542.01	—	20,534.89	1,996.83	100,075.64	—	25,896.92	22,293.31
Units issued	36,948.60	—	308.21	14.61	16,763.76	—	1,795.56	783.38
Units transferred	5,517.77	—	(408.17)	1.86	3,879.81	—	(169.82)	(781.73)
Units redeemed	(92,789.61)	—	(4,859.33)	(153.82)	(34,365.49)	—	(7,144.83)	(5,652.93)
Ending balance	230,218.77	—	15,575.60	1,859.48	86,353.72	—	20,377.83	16,642.03

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS

A summary of units outstanding and unit values for the Variable Account, the investment income ratios, the expense ratios, excluding expenses of the underlying funds, and total return for the years ended 2014, 2013, 2012, 2011, and 2010 are shown below.  Information for the years 2014, 2013, 2012, 2011, and 2010 reflect the adoption of AICPA Statement of Position 03-5, “Financial Highlights of Separate Accounts.”  Certain ratios presented for the prior years reflect the presentation used in the current year.

VT = VariTrak Product
V2 = Investor Select Product
EP = Estate Provider Product
BP = Benefit Provider Product

	At December 31, 2014	For the Year Ended December 31, 2014	At December 31, 2014								For the Year Ended December 31, 2014		For the Year Ended December 31, 2014
		Investment
		Income	Units				Units Value				Expense Ratio**		Total Return***
	Net Assets	Ratio*	VT	V2	EP	BP	VT	V2	EP	BP	VT	BP	VT	V2	EP	BP
Alger American Fund
Large Cap Growth Portfolio	16,401,806	0.15%	427,145.47	6,462.76	38,908.90	9,821.89	34.01	27.76	17.72	102.59	0.90%	0.22%	10.00%	10.99%	10.99%	10.80%
Capital Appreciation Portfolio	2,560,745	0.09%	93,921.96	1,003.40	11,997.69	12,927.27	22.37	32.20	25.38	9.51	0.90%	0.22%	12.74%	13.75%	13.75%	13.62%
Small Cap Growth Portfolio	8,341,446	0.00%	342,721.71	265.97	309.65	3,735.61	23.32	28.02	22.30	89.29	0.90%	0.22%	-0.46%	0.44%	0.44%	0.23%
Alliance Bernstein Variable Products
Value Fund	63,546	1.87%	2,498.89	310.88	—	—	22.48	23.74	—	—	0.90%	0.22%	10.11%	11.10%	—	—
Small/Mid Cap Growth Fund	1,861,014	0.70%	51,410.56	2,357.08	6,886.21	—	30.42	32.13	32.13	—	0.90%	0.22%	8.22%	9.20%	9.20%	—
International Value Fund	2,491,462	3.66%	143,247.15	7,119.28	15,067.41	—	14.95	15.79	15.79	—	0.90%	0.22%	-7.05%	-6.21%	-6.21%	—
International Growth Fund	258,197	0.00%	4,860.66	8,127.87	1,312.67	—	17.41	18.39	18.39	—	0.90%	0.22%	-2.08%	-1.19%	-1.19%	—
American Century Variable
Portfolios
Income & Growth Portfolio	3,442,051	2.02%	145,859.68	—	10,012.32	7,700.86	21.17	—	24.28	14.51	0.90%	0.22%	11.50%	—	12.50%	12.37%
Inflation Protection Portfolio	1,277,791	1.48%	69,065.45	1,652.26	10,151.32	58,561.38	14.48	14.05	15.93	1.59	0.90%	0.22%	2.65%	3.58%	3.58%	3.18%
International Portfolio	4,166,941	1.67%	205,976.68	6,157.98	18,842.58	—	17.84	19.74	19.63	—	0.90%	0.22%	-6.35%	-5.51%	-5.51%	—
Ultra Portfolio	107,620	0.37%	3,923.12	—	1,662.48	—	18.71	—	20.59	—	0.90%	0.22%	9.01%	—	9.99%	—
Value Portfolio	7,210,378	1.53%	204,384.13	927.77	15,057.85	14,336.31	31.21	23.69	32.47	22.35	0.90%	0.22%	12.07%	13.08%	13.08%	12.91%
Dreyfus Variable Investment Funds
Appreciation Portfolio	607,665	1.83%	28,307.87	—	2,835.94	—	19.33	—	21.28	—	0.90%	0.22%	7.13%	—	8.09%	—
Opportunistic Small Cap Portfolio	160,799	0.00%	10,193.52	—	—	—	15.77	—	—	—	0.90%	0.22%	0.69%	—	(1.00)	—
Quality Bond Portfolio	395,106	2.12%	23,975.85	—	2,300.30	—	14.91	—	16.40	—	0.90%	0.22%	3.86%	—	4.79%	—
Socially Responsible Growth Fund	289,134	1.05%	19,716.02	—	248.42	2,734.09	13.74	—	15.59	5.24	0.90%	0.22%	12.44%	—	13.45%	13.31%
DWS Variable Series II
Small Mid Cap Value Portfolio (1)	2,200,080	0.45%	80,361.94	1,976.85	7,355.32	—	24.29	25.94	26.73	—	0.90%	0.22%	4.16%	5.09%	5.09%	—
Large Cap Value Portfolio	315,903	1.41%	20,534.38	—	168.52	—	15.25	—	16.78	—	0.90%	0.22%	9.37%	—	10.36%	—
DWS VIT Funds
Equity 500 Index Fund	1,603,256	1.79%	—	—	—	60,576.78	—	—	—	26.47	0.90%	0.22%	—	—	—	13.25%
Small Cap Index Fund	1,156,354	0.94%	13,625.30	977.09	12,619.37	13,518.73	25.88	27.33	27.33	31.96	0.90%	0.22%	3.81%	4.74%	4.74%	4.61%

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	At December 31, 2014	For the Year Ended December 31, 2014	At December 31, 2014								For the Year Ended December 31, 2014		For the Year Ended December 31, 2014
		Investment Income	Units				Units Value				Expense Ratio**		Total Return***
	Net Assets	Ratio*	VT	V2	EP	BP	VT	V2	EP	BP	VT	BP	VT	V2	EP	BP

Fidelity Variable Insurance Product Funds
Contrafund Portfolio	14,234,179	0.93%	289,279.85	5,006.52	38,565.85	—	43.88	26.95	36.41	—	0.90%	0.22%	10.95%	11.94%	11.94%	—
Equity Income Portfolio	10,358,069	2.77%	144,980.62	400.11	8,139.75	—	70.14	25.18	21.93	—	0.90%	0.22%	7.75%	8.72%	8.72%	—
Growth Portfolio	16,219,653	0.18%	200,260.57	431.86	51,566.38	—	74.61	27.71	24.54	—	0.90%	0.22%	10.31%	11.30%	11.30%	—
High Income Portfolio	4,987,897	5.78%	100,603.01	1,432.66	17,592.93	—	46.18	21.47	17.71	—	0.90%	0.22%	0.25%	1.16%	1.16%	—
Index 500 Portfolio	46,197,506	1.60%	663,278.61	31,847.53	297,759.39	—	57.40	26.16	24.48	—	0.90%	0.22%	12.56%	13.57%	13.57%	—
Investment Grade Bond Portfolio	6,457,474	2.20%	297,182.41	3,133.85	33,290.33	50,552.53	18.75	15.26	21.28	2.54	0.90%	0.22%	4.88%	5.83%	5.83%	5.70%
Mid Cap Portfolio	4,334,543	0.26%	137,958.05	3,835.24	10,986.80	—	28.17	28.03	31.00	—	0.90%	0.22%	5.34%	6.29%	6.29%	—
Money Market	11,535,100	0.01%	595,121.10	62,548.54	92,184.40	1,258,865.05	13.36	10.01	14.17	1.31	0.90%	0.22%	-0.88%	0.01%	0.01%	0.00%
Overseas Portfolio	9,403,948	1.38%	250,739.57	6,967.05	22,407.30	134,622.04	33.85	18.33	16.33	3.15	0.90%	0.22%	-8.90%	-8.08%	-8.08%	-8.22%
Value Strategies Portfolio	198,796	1.03%	5,491.52	602.33	—	—	32.44	34.26	—	—	0.90%	0.22%	5.84%	6.80%	—	—
Franklin Templeton Variable
Insurance Products Trust (1)
Templeton Foreign VIP Fund	1,831,874	1.89%	98,148.85	1,056.73	9,346.97	—	16.72	18.10	18.40	—	0.90%	0.22%	-11.92%	-11.13%	-11.13%	—
Mutual Shares VIP Fund	866,340	1.97%	39,789.50	1,505.01	4,417.56	—	18.65	22.20	20.53	—	0.90%	0.22%	6.17%	7.12%	7.12%	—
Global Real Estate VIP Fund	1,177,829	0.46%	73,336.76	—	948.97	—	15.84	—	17.43	—	0.90%	0.22%	13.98%	—	15.01%	—
Mutual Global Discovery VIP Fund	394,146	2.32%	19,204.29	450.34	187.20	—	19.83	20.94	20.94	—	0.90%	0.22%	5.03%	5.98%	5.98%	—
Small Mid Cap Growth VIP Fund	291,686	0.00%	12,562.49	328.71	794.45	—	21.00	28.80	23.11	—	0.90%	0.22%	6.51%	7.47%	7.47%	—
Small Cap Value VIP Fund	686,404	0.63%	24,240.09	416.02	3,872.08	—	23.68	27.36	26.06	—	0.90%	0.22%	-0.33%	0.57%	0.57%	—
US Government Securities VIP Fund	870,100	2.74%	71,814.56	1,900.86	1,138.38	—	11.60	12.25	12.25	—	0.90%	0.22%	2.71%	3.64%	3.64%	—
Invesco Variable Insurance Funds
Global Health Care Fund	2,936,216	0.00%	126,116.42	—	5,240.58	10,033.61	21.87	—	24.82	4.74	0.90%	0.22%	18.60%	—	19.67%	19.51%
Mid Cap Growth Fund	1,017,320	0.00%	68,961.32	—	600.88	1,662.88	14.27	—	14.62	14.56	0.90%	0.22%	7.07%	—	8.04%	7.78%
Technology Fund	1,684,813	0.00%	220,328.15	—	5,320.56	8,471.77	7.36	—	8.35	2.28	0.90%	0.22%	10.06%	—	11.05%	10.93%
JP Morgan Series Trust II
Small Cap Core Portfolio	—	0.14%	—	—	—	—	—	—	—	—	0.90%	0.22%	0.00%	—	0.00%	0.00%
Morgan Stanley Universal
Institutional Funds
Core Plus Fixed Income Portfolio	2,707,826	2.91%	—	—	—	1,307,595.17	—	—	—	2.07	0.90%	0.22%	—	—	—	7.72%
Emerging Markets Equity Portfolio	420,531	0.38%	—	—	—	158,124.45	—	—	—	2.66	0.90%	0.22%	—	—	—	-4.61%
US Real Estate Portfolio	116,906	1.40%	—	—	—	22,287.54	—	—	—	5.25	0.90%	0.22%	—	—	—	29.56%

(1) During 2014, Franklin Templeton made the following changes to fund names:   the Global Real Estate Securities Fund was renamed the Global Real Estate VIP Fund;  the Small Cap Value Securities Fund was renamed the Small Cap Value VIP Fund; the Small Mid Cap Growth Securities Fund was renamed the Small Mid Cap Growth VIP Fund;  the US Government Fund was renamed the US Government Securities VIP Fund;  the Mutual Global Discovery Securities Fund was renamed the Mutual Global Discovery VIP Fund;  the Mutual Shares Securities Fund was renamed the Mutual Shares VIP Fund;  the Templeton Foreign Securities Fund was renamed the Templeton Foreign VIP Fund.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	At December 31, 2014	For the Year Ended December 31, 2014	At December 31, 2014								For the Year Ended December 31, 2014		For the Year Ended December 31, 2014
		Investment Income	Units				Units Value				Expense Ratio**		Total Return***
	Net Assets	Ratio*	VT	V2	EP	BP	VT	V2	EP	BP	VT	BP	VT	V2	EP	BP

Neuberger Berman Advisors
Management Trust
Small Cap Growth Portfolio	588,613	0.00%	29,126.48	—	7,436.94	—	15.78	—	17.36	—	0.90%	0.22%	2.55%	—	3.47%	—
Short Duration Bond Portfolio	3,040,213	1.73%	238,298.44	7,178.99	24,460.46	—	11.11	13.06	12.22	—	0.90%	0.22%	-0.29%	0.61%	0.61%	—
Mid Cap Growth Portfolio	470,578	0.00%	17,505.67	361.16	87.67	—	26.18	27.24	28.80	—	0.90%	0.22%	6.62%	7.58%	7.58%	—
Large Cap Value Portfolio	2,488,676	0.72%	93,615.85	168.26	16,761.48	3,502.91	21.01	27.90	22.15	41.71	0.90%	0.22%	8.87%	9.85%	9.85%	9.67%
Socially Responsive Portfolio	7,876	0.38%	176.98	131.93	—	—	24.90	26.29	—	—	0.90%	0.22%	9.40%	10.38%	(1.00)	—
Oppenheimer Variable Account Funds
Capital Income/VA Fund	29,049	1.82%	1,569.55	48.55	—	—	17.92	18.93	—	—	0.90%	0.22%	7.05%	8.02%	—	—
Main Street Small Cap/VA Fund	101,662	0.60%	3,270.95	23.85	—	—	30.84	32.57	—	—	0.90%	0.22%	10.66%	11.65%	—	—
Global Strategic Income/VA Fund	516,259	3.89%	29,000.50	3,353.14	205.27	—	15.76	16.64	16.64	—	0.90%	0.22%	1.58%	2.49%	2.49%	—
Sentinel Variable Products Trust
Balanced Fund	4,713,457	1.61%	134,252.55	2,018.82	20,871.78	2,759.07	30.13	20.55	24.95	38.27	0.90%	0.22%	6.85%	7.81%	7.81%	7.64%
Bond Fund	6,911,744	2.98%	248,728.09	8,093.20	39,438.21	29.73	23.51	14.47	24.00	23.87	0.90%	0.22%	3.09%	4.01%	4.01%	3.88%
Common Stock Fund	31,681,032	1.65%	700,445.91	8,535.09	38,534.11	75,648.83	40.28	25.56	29.43	27.92	0.90%	0.22%	9.36%	10.34%	10.34%	10.21%
Mid Cap Growth Fund	8,942,087	0.40%	225,190.56	179.75	27,386.86	25,520.55	33.80	26.59	25.01	25.15	0.90%	0.22%	3.70%	4.63%	4.63%	4.50%
Small Company Fund	17,530,153	0.49%	221,832.96	6,903.76	26,712.68	2,632.82	71.17	27.06	54.31	39.84	0.90%	0.22%	5.73%	6.68%	6.68%	6.55%
T Rowe Price Equity Series
Blue Chip Growth Portfolio	1,504,095	0.00%	62,407.97	450.20	4,245.13	—	22.22	30.82	24.45	—	0.90%	0.22%	7.87%	8.84%	8.84%	—
Equity Income Portfolio	4,916,919	1.50%	214,194.29	5,895.87	32,155.02	—	19.15	23.26	21.07	—	0.90%	0.22%	6.15%	7.10%	7.10%	—
Health Sciences Portfolio	2,559,442	0.00%	56,948.74	772.01	2,772.60	—	42.05	47.10	46.27	—	0.90%	0.22%	30.05%	31.22%	31.22%	—
Personal Strategy Balanced Portfolio	299,927	1.61%	14,344.74	—	—	—	20.91	—	—	—	0.90%	0.22%	4.26%	—	—	—
Van Eck VIP Trust
VIP Emerging Markets Fund	1,673,510	0.49%	45,921.01	3,556.75	7,676.70	—	28.96	30.59	30.59	—	0.90%	0.22%	-1.30%	-0.41%	-0.41%	—
VIP Unconstrained Emerging Markets Bond Fund	1,123,264	5.18%	80,740.32	4,211.75	7,818.93	—	12.02	12.69	12.69	—	0.90%	0.22%	1.27%	2.18%	2.18%	—
VIP Global Hard Assets Fund	1,250,901	0.09%	75,674.41	4,082.07	4,237.16	—	14.81	15.64	15.64	—	0.90%	0.22%	-19.83%	-19.10%	-19.10%	—
Wells Fargo Variable Trust
Discovery Fund	7,655,912	0.00%	230,218.77	—	15,575.60	1,859.48	30.43	—	36.07	47.72	0.90%	0.22%	-0.54%	—	0.36%	0.17%
Opportunity Fund	4,837,219	0.06%	86,353.72	—	20,377.83	16,642.02	33.00	—	35.15	76.40	0.90%	0.22%	9.44%	—	10.42%	10.29%

*                       These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets.  These ratios exclude those expenses, such as mortality and expense charges and separate, that are assessed against contract owner accounts either through reductions in unit values or the redemption of units.  The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

**                 These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges and separate account administrative charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

***           These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS

A summary of units outstanding and unit values for the Variable Account, the investment income ratios, the expense ratios, excluding expenses of the underlying funds, and total return for the years ended 2013, 2012, 2011, 2010, and 2009 are shown below.  Information for the years 2013, 2012, 2011, 2010, and 2009 reflect the adoption of AICPA Statement of Position 03-5, “Financial Highlights of Separate Accounts.”  Certain ratios presented for the prior years reflect the presentation used in the current year.

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	At December 31, 2013	For the Year Ended December 31, 2013	At December 31, 2013								For the Year Ended December 31, 2013		For the Year Ended December 31, 2013
		Investment Income	Units				Units Value				Expense Ratio**		Total Return***
	Net Assets	Ratio*	VT	V2	EP	BP	VT	V2	EP	BP	VT	BP	VT	V2	EP	BP
Alger American Fund
Large Cap Growth Portfolio	16,763,394	0.79%	484,693.05	5,942.94	41,021.82	10,534.17	30.92	25.01	15.97	92.59	0.90%	0.22%	33.88%	35.08%	35.08%	34.83%
Capital Appreciation Portfolio	2,445,082	0.36%	102,611.41	932.51	11,762.26	14,367.02	19.84	28.31	22.31	8.37	0.90%	0.22%	33.98%	35.19%	35.19%	35.03%
Small Cap Growth Portfolio	8,880,215	0.00%	363,711.89	194.99	320.46	3,877.57	23.43	27.90	22.21	89.09	0.90%	0.22%	33.06%	34.26%	34.26%	34.06%
Alliance Bernstein Variable Products
Value Fund	58,263	1.04%	2,532.87	307.02	—	—	20.41	21.37	—	—	0.90%	0.22%	35.63%	36.85%	—	—
Small/Mid Cap Growth Fund	1,890,211	0.59%	57,921.65	1,869.43	7,035.21	—	28.11	29.42	29.42	—	0.90%	0.22%	36.83%	38.06%	38.06%	—
International Value Fund	2,678,707	6.13%	147,497.15	4,551.09	13,676.23	—	16.08	16.83	16.83	—	0.90%	0.22%	21.91%	23.00%	23.00%	—
International Growth Fund	263,442	0.99%	5,222.36	7,930.10	1,237.69	—	17.78	18.61	18.61	—	0.90%	0.22%	12.59%	13.60%	13.60%	—
American Century Variable
Portfolios
Income & Growth Portfolio	3,465,118	2.19%	160,670.59	—	14,476.08	7,956.25	18.98	—	21.59	12.91	0.90%	0.22%	34.61%	—	35.82%	35.66%
Inflation Protection Portfolio	1,325,964	1.84%	74,300.48	1,480.97	10,343.69	64,293.01	14.10	13.57	15.38	1.54	0.90%	0.22%	-9.03%	-8.21%	-8.21%	-8.59%
International Portfolio	4,485,357	1.72%	210,812.56	4,966.36	17,559.48	—	19.05	20.90	20.78	—	0.90%	0.22%	21.32%	22.41%	22.41%	—
Ultra Portfolio	110,432	0.52%	4,427.01	—	1,841.09	—	17.16	—	18.72	—	0.90%	0.22%	35.85%	—	37.07%	—
Value Portfolio	6,961,988	1.63%	220,238.30	871.48	15,508.06	18,436.15	27.85	20.95	28.72	19.80	0.90%	0.22%	30.55%	31.73%	31.73%	31.61%
Vista Portfolio	880,621	0.00%	46,117.17	19.89	3,061.68	—	17.80	21.05	19.41	—	0.90%	0.22%	29.01%	30.17%	30.17%	—
Dreyfus Variable Investment Funds
Appreciation Portfolio	727,125	1.93%	37,031.95	—	2,985.12	—	18.05	—	19.68	—	0.90%	0.22%	20.02%	—	21.10%	—
Opportunistic Small Cap Portfolio	138,653	0.00%	8,850.13	—	—	—	15.67	—	17.09	—	0.90%	0.22%	47.22%	—	—	—
Quality Bond Portfolio	403,131	2.86%	25,737.32	—	2,156.67	—	14.35	—	15.65	—	0.90%	0.22%	-2.42%	—	-1.54%	—
Socially Responsible Growth Fund	288,197	1.30%	21,298.44	—	249.08	5,292.89	12.22	—	13.74	4.63	0.90%	0.22%	33.15%	—	34.34%	34.18%
DWS Variable Series II
Small Mid Cap Value Portfolio (1)	2,201,889	0.79%	84,287.04	1,777.97	7,554.87	—	23.32	24.68	25.44	—	0.90%	0.22%	33.50%	34.70%	34.70%	—
Large Cap Value Portfolio	328,459	1.50%	23,381.84	—	165.59	—	13.94	—	15.20	—	0.90%	0.22%	29.38%	—	30.54%	—
DWS VIT Funds
Equity 500 Index Fund	1,373,790	1.73%	—	—	—	58,785.45	—	—	—	23.37	0.90%	0.22%	—	—	—	31.77%
Small Cap Index Fund	1,033,316	1.54%	10,918.35	228.53	13,046.49	13,573.06	24.93	26.10	26.10	30.55	0.90%	0.22%	37.40%	38.64%	38.64%	38.47%

(1) During 2013 the Dreman Small Mid Cap Value Portfolio was renamed the Small Mid Cap Value Portfolio.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	At December 31, 2013	For the Year Ended December 31, 2013	At December 31, 2013								For the Year Ended December 31, 2013		For the Year Ended December 31, 2013
		Investment Income	Units				Units Value				Expense Ratio**		Total Return***
	Net Assets	Ratio*	VT	V2	EP	BP	VT	V2	EP	BP	VT	BP	VT	V2	EP	BP

Fidelity Variable Insurance Product Funds
Contrafund Portfolio	14,192,774	1.05%	322,219.12	4,832.88	40,917.32	—	39.56	24.08	32.53	—	0.90%	0.22%	30.12%	31.29%	31.29%	—
Equity Income Portfolio	10,390,693	2.49%	156,513.99	406.62	9,533.09	—	65.10	23.16	20.17	—	0.90%	0.22%	27.01%	28.15%	28.15%	—
Growth Portfolio	16,316,194	0.28%	222,461.80	402.20	57,060.59	—	67.64	24.89	22.05	—	0.90%	0.22%	35.12%	36.34%	36.34%	—
High Income Portfolio	5,198,798	5.86%	105,268.36	1,288.32	18,433.36	—	46.06	21.23	17.51	—	0.90%	0.22%	5.00%	5.95%	5.95%	—
Index 500 Portfolio	44,114,359	1.88%	721,083.48	28,622.25	309,891.37	—	51.00	23.03	21.56	—	0.90%	0.22%	31.06%	32.24%	32.24%	—
Investment Grade Bond Portfolio	6,152,160	2.39%	293,810.41	3,245.02	34,441.97	66,456.84	17.88	14.42	20.10	2.41	0.90%	0.22%	-2.65%	-1.78%	-1.78%	-1.90%
Mid Cap Portfolio	4,249,428	0.50%	142,865.62	3,424.26	11,601.86	—	26.74	26.37	29.17	—	0.90%	0.22%	35.02%	36.23%	36.23%	—
Money Market	7,223,178	0.01%	390,726.84	1,748.99	75,687.31	660,736.83	13.48	10.01	14.17	1.31	0.90%	0.22%	-0.88%	0.01%	0.01%	-0.07%
Overseas Portfolio	10,574,815	1.36%	255,326.98	6,198.20	26,606.17	143,687.75	37.15	19.94	17.76	3.43	0.90%	0.22%	29.27%	30.44%	30.44%	30.27%
Value Strategies Portfolio	196,337	0.92%	5,866.70	514.72	—	—	30.65	32.08	—	—	0.90%	0.22%	29.33%	30.49%	—	—
Franklin Templeton Variable
Insurance Products Trust
Foreign Securities Fund	2,051,367	2.33%	96,066.45	1,072.15	9,957.22	—	18.98	20.36	20.70	—	0.90%	0.22%	21.87%	22.97%	22.97%	—
Mutual Shares Securities Fund	971,136	2.07%	48,580.96	1,519.45	4,490.03	—	17.57	20.73	19.16	—	0.90%	0.22%	27.12%	28.26%	28.26%	—
Global Real Estate Fund	1,110,526	4.61%	77,761.13	—	1,996.45	—	13.89	—	15.15	—	0.90%	0.22%	1.41%	—	2.32%	—
Mutual Global Discovery Securities Fund	381,069	2.49%	19,589.93	389.85	178.55	—	18.88	19.76	19.76	—	0.90%	0.22%	26.81%	27.95%	27.95%	—
Small Mid Cap Growth Fund	302,754	0.00%	14,080.67	277.49	821.19	—	19.72	26.80	21.51	—	0.90%	0.22%	36.92%	38.15%	38.15%	—
Small Cap Value Securities Fund	706,637	1.31%	24,422.06	405.83	4,448.90	—	23.76	27.20	25.91	—	0.90%	0.22%	35.02%	36.24%	36.24%	—
US Government Fund	794,072	2.84%	67,146.67	1,619.44	1,418.45	—	11.29	11.82	11.82	—	0.90%	0.22%	-2.87%	-1.99%	-1.99%	—
Invesco Variable Insurance Funds
Global Health Care Fund	2,723,024	0.67%	139,782.64	—	5,305.47	8,828.82	18.44	—	20.74	3.96	0.90%	0.22%	39.29%	—	40.54%	40.34%
Mid Cap Growth Fund	1,018,920	0.40%	73,958.20	—	635.61	1,806.90	13.33	—	13.53	13.51	0.90%	0.22%	35.79%	—	37.01%	36.85%
Technology Fund	1,604,456	0.00%	231,480.58	—	5,256.66	8,512.18	6.69	—	7.52	2.05	0.90%	0.22%	24.03%	—	25.14%	24.99%
JP Morgan Series Trust II
International Equity Portfolio	4,471,386	1.91%	173,951.09	—	21,825.96	73,730.70	15.67	—	16.78	18.71	0.90%	0.22%	14.42%	—	15.45%	15.31%
Small Cap Core Portfolio	1,449,935	0.54%	41,943.95	—	12,109.03	260.23	26.91	—	25.76	35.17	0.90%	0.22%	41.03%	—	42.29%	42.12%
Morgan Stanley Universal
Institutional Funds
Core Plus Fixed Income Portfolio	2,519,703	3.60%	—	—	—	1,310,743.60	—	—	—	1.92	0.90%	0.22%	—	—	—	-0.44%
Emerging Markets Equity Portfolio	462,484	1.24%	—	—	—	165,884.28	—	—	—	2.79	0.90%	0.22%	—	—	—	-1.08%
US Real Estate Portfolio	92,636	1.10%	—	—	—	22,880.86	—	—	—	4.05	0.90%	0.22%	—	—	—	1.92%

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	At December 31, 2013	For the Year Ended December 31, 2013	At December 31, 2013								For the Year Ended December 31, 2013		For the Year Ended December 31, 2013
		Investment Income	Units				Units Value				Expense Ratio**		Total Return***
	Net Assets	Ratio*	VT	V2	EP	BP	VT	V2	EP	BP	VT	BP	VT	V2	EP	BP

Neuberger Berman Advisors
Management Trust
Small Cap Growth Portfolio	597,179	0.00%	30,468.59	—	7,655.55	—	15.38	—	16.78	—	0.90%	0.22%	44.53%	—	45.83%	—
Short Duration Bond Portfolio	3,080,822	2.14%	245,512.15	4,888.80	23,202.89	—	11.14	12.98	12.15	—	0.90%	0.22%	-0.28%	0.62%	0.62%	—
Mid Cap Growth Portfolio	442,038	0.00%	17,524.43	378.58	83.46	—	24.55	25.32	26.77	—	0.90%	0.22%	31.43%	32.61%	32.61%	—
Large Cap Value Portfolio	2,402,138	1.12%	98,429.71	139.00	18,205.57	3,478.71	19.29	25.40	20.17	38.04	0.90%	0.22%	29.97%	31.14%	31.14%	30.90%
Socially Responsive Portfolio	5,302	0.69%	112.46	115.17	—	—	22.76	23.82	23.82	—	0.90%	0.22%	36.38%	37.60%	—	—
Oppenheimer Variable Account Funds
Capital Income/VA Fund (2)	25,589	2.22%	1,501.04	26.18	—	—	16.74	17.52	—	—	0.90%	0.22%	11.83%	12.83%	—	—
Main Street Small Cap/VA Fund (3)	92,123	0.48%	3,285.09	19.24	—	—	27.87	29.17	—	—	0.90%	0.22%	39.37%	40.62%	—	—
Global Strategic Income/VA Fund	455,674	4.53%	26,679.53	2,376.86	193.89	—	15.51	16.24	16.24	—	0.90%	0.22%	-1.26%	-0.37%	-0.37%	—
Sentinel Variable Products Trust
Balanced Fund	4,654,697	1.57%	142,400.74	1,707.28	21,965.58	2,752.78	28.20	19.06	23.14	35.56	0.90%	0.22%	17.82%	18.88%	18.88%	18.69%
Bond Fund	7,111,306	3.05%	265,945.23	5,973.24	40,295.78	1,454.74	22.81	13.91	23.07	22.98	0.90%	0.22%	-1.22%	-0.33%	-0.33%	-0.39%
Common Stock Fund	31,496,904	1.52%	766,452.28	7,742.34	41,843.57	77,694.80	36.84	23.16	26.67	25.34	0.90%	0.22%	30.55%	31.73%	31.73%	31.58%
Mid Cap Growth Fund	9,239,628	0.09%	244,919.07	156.35	28,430.38	23,845.17	32.59	25.41	23.90	24.06	0.90%	0.22%	31.14%	32.32%	32.32%	32.18%
Small Company Fund	17,991,500	0.13%	242,352.55	5,862.61	27,829.61	3,004.33	67.31	25.37	50.91	37.39	0.90%	0.22%	33.52%	34.72%	34.72%	34.56%
T Rowe Price Equity Series
Blue Chip Growth Portfolio	1,510,791	0.00%	67,952.08	393.65	4,460.16	—	20.59	28.32	22.46	—	0.90%	0.22%	39.60%	40.85%	40.85%	—
Equity Income Portfolio	5,031,705	1.30%	237,259.09	4,998.44	32,651.37	—	18.04	21.72	19.68	—	0.90%	0.22%	28.25%	29.41%	29.41%	—
Health Sciences Portfolio	1,687,558	0.00%	48,114.74	755.62	2,968.99	—	32.33	35.90	35.26	—	0.90%	0.22%	49.17%	50.51%	50.51%	—
Personal Strategies Balanced Portfolio	220,173	1.47%	10,979.02	—	—	—	20.05	—	—	—	0.90%	0.22%	16.88%	—	—	—
Van Eck VIP Trust
VIP Emerging Markets Fund	1,632,864	1.48%	47,021.72	2,870.95	5,369.28	—	29.34	30.71	30.71	—	0.90%	0.22%	11.02%	12.02%	12.02%	—
VIP Unconstrained Emerging Markets Bond Fund (4)	1,186,699	2.10%	88,218.79	3,552.85	7,683.75	—	11.87	12.42	12.42	—	0.90%	0.22%	-9.98%	-9.17%	-9.17%	—
VIP Global Hard Assets Fund	1,493,378	0.64%	73,645.82	2,616.19	4,259.21	—	18.47	19.34	19.34	—	0.90%	0.22%	9.55%	10.53%	10.53%	—
Wells Fargo Variable Trust
Discovery Fund	8,396,555	0.01%	247,730.15	—	20,097.11	1,995.18	30.59	—	35.94	47.64	0.90%	0.22%	42.52%	—	43.80%	43.94%
Opportunity Fund	4,794,459	0.20%	91,019.76	—	23,845.08	18,636.95	30.15	—	31.84	69.27	0.90%	0.22%	29.51%	—	30.68%	30.52%

(2) During 2013 the Oppenheimer Balanced Fund was renamed the Oppenheimer Capital Income/VA Fund.

(3) During 2013 the Oppenheimer Main Street Small & Mid Cap Fund was renamed the Oppenheimer Main Street Small Cap/VA Fund.

(4) During 2013 the Van Eck Global Bond Fund was renamed the Van Eck Unconstrained Emerging Markets Bond Fund.

*                       These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets.  These ratios exclude those expenses, such as mortality and expense charges and separate, that are assessed against contract owner accounts either through reductions in unit values or the redemption of units.  The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

**                 These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges and separate account administrative charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

***           These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS

A summary of units outstanding and unit values for the Variable Account, the investment income ratios, the expense ratios, excluding expenses of the underlying funds, and total return for the years ended 2012, 2011, 2010, 2009, and 2008 are shown below.  Information for the years 2012, 2011, 2010, 2009, and 2008 reflect the adoption of AICPA Statement of Position 03-5, “Financial Highlights of Separate Accounts.”  Certain ratios presented for the prior years reflect the presentation used in the current year.

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	At December 31, 2012	For the Year Ended December 31, 2012	At December 31, 2012								For the Year Ended December 31, 2012		For the Year Ended December 31, 2012
		Investment Income	Units				Units Value				Expense Ratio**		Total Return***
	Net Assets	Ratio*	VT	V2	EP	BP	VT	V2	EP	BP	VT	BP	VT	V2	EP	BP
Alger American Fund
Large Cap Growth Portfolio	13,984,319	1.17%	546,789.87	5,637.69	51,830.19	9,328.42	23.09	18.51	11.82	68.67	0.90%	0.22%	8.87%	9.88%	9.86%	9.92%
Capital Appreciation Portfolio	1,893,770	1.04%	107,969.25	782.68	11,491.99	14,324.74	14.81	20.94	16.50	6.20	0.90%	0.22%	17.25%	18.31%	18.31%	18.29%
Small Cap Growth Portfolio	7,264,108	0.00%	397,186.00	175.99	331.35	3,926.10	17.61	20.78	16.54	66.45	0.90%	0.22%	11.52%	12.50%	12.52%	12.73%
Alliance Bernstein Variable Products
Value Fund	13,727	1.99%	511.36	386.27	—	—	15.05	15.61	—	—	0.90%	0.22%	14.71%	15.73%	—	—
Small/Mid Cap Growth Fund	1,800,886	0.53%	75,224.39	1,752.12	10,233.36	—	20.54	21.31	21.31	—	0.90%	0.22%	17.67%	18.73%	18.73%	—
International Value Fund	2,623,354	1.62%	174,960.55	4,405.40	18,644.38	—	13.19	13.68	13.68	—	0.90%	0.22%	13.52%	14.51%	14.51%	—
International Growth Fund	248,606	1.69%	5,855.21	8,323.01	1,210.14	—	15.79	16.38	16.38	—	0.90%	0.22%	14.50%	15.51%	15.51%	—
American Century Variable Portfolios
Income & Growth Portfolio	2,929,440	2.07%	183,302.79	—	16,770.38	8,197.30	14.10	—	15.89	9.52	0.90%	0.22%	13.72%	—	14.75%	14.67%
Inflation Protection Portfolio	1,527,389	2.62%	77,069.72	1,297.90	12,272.29	63,988.29	15.50	14.78	16.76	1.68	0.90%	0.22%	6.56%	7.57%	7.56%	7.14%
International Portfolio	4,133,575	0.85%	232,366.05	4,531.85	23,967.56	—	15.71	17.07	16.97	—	0.90%	0.22%	20.07%	21.15%	21.16%	—
Ultra Portfolio	87,831	0.00%	4,892.78	—	1,905.91	—	12.63	—	13.65	—	0.90%	0.22%	12.89%	—	13.97%	—
Value Portfolio	6,088,532	1.90%	255,717.69	929.57	15,145.65	19,191.59	21.33	15.90	21.80	15.04	0.90%	0.22%	13.53%	14.59%	14.55%	14.57%
Vista Portfolio	735,190	0.00%	49,655.68	10.06	3,354.06	—	13.80	16.17	14.91	—	0.90%	0.22%	14.58%	15.59%	15.59%	—
Dreyfus Variable Investment Funds
Appreciation Portfolio	586,529	3.89%	35,705.68	—	3,052.15	—	15.04	—	16.25	—	0.90%	0.22%	9.44%	—	10.41%	—
Opportunistic Small Cap Portfolio	105,061	0.00%	9,872.81	—	—	—	10.64	—	—	—	0.90%	0.22%	19.43%	—	—	—
Quality Bond Portfolio	449,245	2.86%	28,188.07	—	2,180.14	—	14.71	—	15.90	—	0.90%	0.22%	6.04%	—	6.98%	—
Socially Responsible Growth Fund	285,916	0.81%	27,101.00	—	1,041.40	7,690.12	9.18	—	10.23	3.45	0.90%	0.22%	10.99%	—	11.92%	11.91%
DWS Variable Series II
Dreman Small Mid Cap Value Portfolio	1,857,458	0.82%	95,176.87	1,703.81	8,652.45	—	17.47	18.32	18.88	—	0.90%	0.22%	12.35%	13.38%	13.35%	—
Large Cap Value Portfolio	243,640	1.49%	22,433.38	—	165.43	—	10.77	—	11.65	—	0.90%	0.22%	8.51%	—	9.46%	—
DWS VIT Funds
Equity 500 Index Fund	1,032,667	1.65%	—	—	—	58,229.24	—	—	—	17.73	0.90%	0.22%	—	—	—	15.61%
Small Cap Index Fund	668,950	0.94%	4,178.26	215.36	11,463.84	16,919.00	18.15	18.82	18.82	22.06	0.90%	0.22%	15.21%	16.27%	16.27%	16.18%

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	At December 31, 2012	For the Year Ended December 31, 2012	At December 31, 2012								For the Year Ended December 31, 2012		For the Year Ended December 31, 2012
		Investment Income	Units				Units Value				Expense Ratio**		Total Return***
	Net Assets	Ratio*	VT	V2	EP	BP	VT	V2	EP	BP	VT	BP	VT	V2	EP	BP

Fidelity Variable Insurance Product Funds
Contrafund Portfolio	11,692,532	1.31%	349,844.17	4,300.59	39,490.45	—	30.40	18.34	24.78	—	0.90%	0.22%	15.37%	16.45%	16.43%	—
Equity Income Portfolio	9,034,047	3.00%	164,852.01	410.96	36,644.75	—	51.26	18.07	15.74	—	0.90%	0.22%	16.26%	17.29%	17.27%	—
Growth Portfolio	12,804,743	0.58%	234,490.77	335.67	65,522.47	—	50.06	18.26	16.17	—	0.90%	0.22%	13.67%	14.69%	14.70%	—
High Income Portfolio	5,062,630	5.67%	107,370.36	1,150.69	19,947.43	—	43.87	20.03	16.52	—	0.90%	0.22%	13.20%	14.22%	14.19%	—
Index 500 Portfolio	36,787,051	2.04%	778,347.62	29,509.31	367,229.62	—	38.91	17.42	16.30	—	0.90%	0.22%	14.89%	15.95%	15.94%	—
Investment Grade Bond Portfolio	6,672,354	2.31%	271,543.33	2,808.93	72,765.81	62,993.90	18.37	14.68	20.47	2.45	0.90%	0.22%	4.95%	5.89%	5.88%	5.77%
Mid Cap Portfolio	3,521,541	0.62%	161,682.33	3,162.94	12,038.94	—	19.81	19.36	21.41	—	0.90%	0.22%	13.77%	14.83%	14.86%	—
Money Market	7,709,853	0.04%	442,638.67	1,713.95	84,200.01	366,383.69	13.60	10.01	14.16	1.31	0.90%	0.22%	-0.82%	0.02%	0.03%	0.29%
Overseas Portfolio	8,867,201	1.93%	278,792.81	4,904.68	28,761.18	147,531.30	28.74	15.28	13.62	2.63	0.90%	0.22%	19.65%	20.73%	20.71%	20.75%
Value Strategies Portfolio	149,954	0.72%	5,710.02	594.86	—	—	23.70	24.59	—	—	0.90%	0.22%	26.13%	27.25%	—	—
Franklin Templeton Variable
Insurance Products Trust
Foreign Securities Fund	1,691,788	3.00%	95,666.01	1,115.72	10,894.84	—	15.57	16.56	16.83	—	0.90%	0.22%	17.19%	18.19%	18.21%	—
Mutual Shares Securities Fund	801,332	1.96%	51,517.62	1,293.32	4,573.73	—	13.82	16.16	14.94	—	0.90%	0.22%	13.21%	14.21%	14.22%	—
Global Real Estate Fund	1,071,819	0.00%	75,093.29	—	2,908.66	—	13.70	—	14.81	—	0.90%	0.22%	26.26%	—	27.43%	—
Mutual Global Discovery Securities Fund	252,409	2.96%	16,368.90	376.08	187.85	—	14.89	15.44	15.44	—	0.90%	0.22%	12.62%	13.64%	13.64%	—
Small Mid Cap Growth Fund	202,972	0.00%	12,931.16	212.29	811.10	—	14.40	19.40	15.57	—	0.90%	0.22%	9.85%	10.84%	10.87%	—
Small Cap Value Securities Fund	592,066	0.74%	27,551.80	439.98	5,174.23	—	17.60	19.97	19.02	—	0.90%	0.22%	17.32%	18.35%	18.36%	—
US Government Fund	821,074	2.70%	67,607.97	1,642.24	1,272.94	—	11.62	12.06	12.06	—	0.90%	0.22%	1.17%	2.11%	2.11%	—
Invesco Variable Insurance Funds
Global Health Care Fund	2,176,971	0.00%	154,755.14	—	6,940.19	9,020.84	13.24	—	14.76	2.82	0.90%	0.22%	19.83%	—	20.85%	21.23%
Mid Cap Growth Fund (1)	852,258	0.00%	82,660.17	—	1,513.62	2,618.30	9.82	—	9.88	9.87	0.90%	0.22%	—	—	—	—
Technology Fund	1,334,854	0.00%	239,368.41	—	5,096.48	8,554.00	5.39	—	6.01	1.64	0.90%	0.22%	10.23%	—	11.25%	11.63%
JP Morgan Series Trust II
International Equity Portfolio	4,208,634	2.10%	188,299.33	—	16,860.22	85,362.64	13.69	—	14.53	16.23	0.90%	0.22%	20.01%	—	21.02%	20.91%
Small Cap Core Portfolio	1,034,499	0.20%	43,004.63	—	11,452.46	261.79	19.08	—	18.10	24.74	0.90%	0.22%	18.68%	—	19.74%	19.60%
Morgan Stanley Universal
Institutional Funds
Core Plus Fixed Income Portfolio	2,461,751	4.57%	—	—	—	1,275,019.95	—	—	—	1.93	0.90%	0.22%	—	—	—	9.08%
Emerging Markets Equity Portfolio	625,218	0.00%	—	—	—	221,822.91	—	—	—	2.82	0.90%	0.22%	—	—	—	19.94%
US Real Estate Portfolio	92,532	0.84%	—	—	—	23,294.78	—	—	—	3.97	0.90%	0.22%	—	—	—	15.81%

(1)  During 2012 the Invesco VIF Capital Development Fund was replaced with the Invesco VIF Mid Cap Growth Fund.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	At December 31, 2012	For the Year Ended December 31, 2012	At December 31, 2012								For the Year Ended December 31, 2012		For the Year Ended December 31, 2012
		Investment Income	Units				Units Value				Expense Ratio**		Total Return***
	Net Assets	Ratio*	VT	V2	EP	BP	VT	V2	EP	BP	VT	BP	VT	V2	EP	BP

Neuberger Berman Advisors
Management Trust
Small Cap Growth Portfolio	471,631	0.00%	35,554.77	—	8,099.77	—	10.64	—	11.50	—	0.90%	0.22%	7.84%	—	8.84%	—
Short Duration Bond Portfolio	3,204,953	2.99%	247,451.76	5,295.26	30,791.05	—	11.17	12.90	12.08	—	0.90%	0.22%	3.65%	4.64%	4.65%	—
Mid Cap Growth Portfolio	342,178	0.00%	17,777.23	358.01	162.73	—	18.68	19.09	20.19	—	0.90%	0.22%	11.38%	12.38%	12.41%	—
Large Cap Value Portfolio (2)	2,102,971	0.42%	112,739.08	134.89	21,859.72	3,114.85	14.85	19.37	15.38	29.06	0.90%	0.22%	15.53%	16.60%	16.59%	16.69%
Socially Responsive Portfolio	2,817	0.22%	113.52	53.35	—	—	16.69	17.31	—	—	0.90%	0.22%	10.01%	10.97%	—	—
Oppenheimer Variable Account Funds
Balanced / VA Fund	25,349	1.19%	1,674.48	18.04	—	—	14.97	15.53	—	—	0.90%	0.22%	11.06%	12.13%	—	—
Main Street Small & Mid Cap / VA Fund	73,694	0.31%	3,665.67	18.58	—	—	20.00	20.75	—	—	0.90%	0.22%	16.61%	17.67%	—	—
Global Strategic Income / VA Fund	329,385	5.29%	18,714.01	1,887.36	281.46	—	15.71	16.30	16.30	—	0.90%	0.22%	12.15%	13.19%	13.19%	—
Sentinel Variable Products Trust
Balanced Fund	4,011,861	2.02%	143,808.73	1,398.62	23,873.12	2,752.96	23.94	16.03	19.47	29.96	0.90%	0.22%	10.46%	11.40%	11.42%	11.61%
Bond Fund	7,955,259	2.91%	292,943.66	5,091.09	46,701.58	1,729.49	23.09	13.96	23.15	23.07	0.90%	0.22%	5.56%	6.56%	6.54%	6.65%
Common Stock Fund	26,542,824	1.74%	842,850.53	7,331.19	49,864.75	84,286.04	28.22	17.58	20.25	19.25	0.90%	0.22%	14.05%	15.07%	15.10%	15.02%
Mid Cap Growth Fund	7,737,537	0.23%	269,771.76	69.63	34,626.55	22,313.57	24.85	19.21	18.06	18.20	0.90%	0.22%	11.35%	12.32%	12.34%	12.30%
Small Company Fund	14,830,733	0.47%	267,451.27	5,353.00	30,573.71	3,280.10	50.41	18.83	37.79	27.79	0.90%	0.22%	10.44%	11.42%	11.44%	11.42%
T Rowe Price Equity Series
Blue Chip Growth Portfolio	1,203,728	0.00%	75,186.99	833.22	4,873.89	—	14.75	20.11	15.95	—	0.90%	0.22%	16.81%	17.92%	17.94%	—
Equity Income Portfolio	4,621,419	1.90%	284,480.89	5,141.74	35,060.61	—	14.07	16.78	15.21	—	0.90%	0.22%	15.88%	16.96%	16.96%	—
Health Sciences Portfolio	1,075,206	0.00%	45,913.76	706.90	2,694.42	—	21.68	23.85	23.43	—	0.90%	0.22%	29.80%	30.97%	31.03%	—
Personal Strategies Balanced Portfolio	150,477	1.95%	8,770.05	—	—	—	17.16	—	—	—	0.90%	0.22%	14.08%	—	—	—
Van Eck VIP Trust
VIP Emerging Markets Fund	1,419,494	0.00%	46,678.57	2,355.98	4,419.06	—	26.43	27.42	27.42	—	0.90%	0.22%	28.62%	29.82%	29.82%	—
VIP Global Bond Fund	1,200,853	2.11%	77,674.64	2,918.33	10,001.19	—	13.19	13.68	13.68	—	0.90%	0.22%	4.64%	5.54%	5.54%	—
VIP Global Hard Assets Fund	1,321,101	0.64%	71,289.90	1,758.33	5,042.51	—	16.86	17.49	17.49	—	0.90%	0.22%	2.45%	3.39%	3.39%	—
Wells Fargo Variable Trust
Discovery Fund	6,601,730	0.00%	280,542.01	—	20,534.89	1,996.83	21.47	—	25.00	33.10	0.90%	0.22%	16.67%	—	17.74%	17.54%
Opportunity Fund	4,143,852	0.09%	100,075.64	—	25,896.92	22,293.31	23.28	—	24.36	53.07	0.90%	0.22%	14.51%	—	15.51%	15.42%

(2) During 2012 the Neuberger Berman Partners Portfolio was renamed the Neuberger Berman Large Cap Value Portfolio.

*    These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets.  These ratios exclude those expenses, such as mortality and expense charges and separate, that are assessed against contract owner accounts either through reductions in unit values or the redemption of units.  The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

**   These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges and separate account administrative charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

***  These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	At December 31, 2011	For the Year Ended December 31, 2011	At December 31, 2011								For the Year Ended December 31, 2011		For the Year Ended December 31, 2011
		Investment Income	Units				Units Value				Expense Ratio**		Total Return***
	Net Assets	Ratio*	VT	V2	EP	BP	VT	V2	EP	BP	VT	BP	VT	V2	EP	BP
Alger American Fund
Growth Portfolio	14,252,962	1.02%	611,644.39	4,117.70	57,674.53	9,455.51	21.21	16.85	10.76	62.19	0.90%	0.22%	-1.21%	-0.35%	-0.37%	-0.67%
Capital Appreciation Portfolio	1,703,324	0.10%	112,797.23	608.78	13,731.80	14,544.18	12.63	17.70	13.95	5.21	0.90%	0.22%	-1.17%	-0.34%	-0.29%	-0.57%
SmallCap Growth Portfolio	7,090,548	0.00%	433,771.51	138.31	334.16	3,936.55	15.79	18.47	14.70	58.89	0.90%	0.22%	-4.07%	-3.20%	-3.23%	-3.51%
Alliance Bernstein
Value	9,257	1.31%	377.59	318.92	—	—	13.12	13.49	—	—	0.90%	0.22%	-4.37%	-3.51%	—	—
Small/Mid Cap Growth	1,808,310	0.36%	90,502.29	1,399.52	11,324.74	—	17.46	17.95	17.95	—	0.90%	0.22%	-9.20%	-8.37%	-8.37%	—
International Value	2,408,195	4.38%	184,993.32	3,010.30	18,606.44	—	11.62	11.95	11.95	—	0.90%	0.22%	-19.97%	-19.26%	-19.26%	—
International Growth	238,338	3.47%	7,305.45	8,332.67	1,372.62	—	13.79	14.18	14.18	—	0.90%	0.22%	-16.63%	-15.85%	-15.85%	—
American Century Variable
Portfolios
Income & Growth Portfolio	2,880,949	1.58%	204,999.83	—	19,404.44	8,438.58	12.40	—	13.85	8.25	0.90%	0.22%	2.23%	—	3.13%	2.87%
Inflation Protection Portfolio	1,401,135	4.50%	75,213.18	1,082.19	12,165.77	65,520.08	14.55	13.74	15.58	1.56	0.90%	0.22%	11.15%	12.35%	12.17%	11.43%
International Portfolio	3,873,082	1.49%	263,543.12	3,353.17	27,040.02	—	13.08	14.09	14.01	—	0.90%	0.22%	-12.80%	-12.05%	-12.05%	—
Ultra Portfolio	75,450	0.00%	4,495.96	—	2,098.10	—	11.19	—	11.98	—	0.90%	0.22%	0.18%	—	1.01%	—
Value Portfolio	6,114,390	2.06%	291,115.70	737.06	19,933.04	19,492.66	18.79	13.88	19.03	13.06	0.90%	0.22%	0.16%	1.02%	1.06%	0.62%
Vista Portfolio	775,578	0.00%	59,261.23	7.12	4,804.90	—	12.04	13.99	12.90	—	0.90%	0.22%	-8.72%	—	-7.86%	—
Dreyfus Variable Investment Fund
Appreciation Portfolio	711,102	1.50%	42,216.93	—	8,902.73	—	13.74	—	14.72	—	0.90%	0.22%	8.02%	—	9.04%	—
Opportunistic Small Cap Portfolio	98,427	0.39%	11,051.50	—	—	—	8.91	—	—	—	0.90%	0.22%	-14.57%	—	—	—
Quality Bond Portfolio	373,094	3.62%	24,588.01	—	2,156.89	—	13.87	—	14.86	—	0.90%	0.22%	6.04%	—	7.06%	—
Socially Responsible Growth Fund	291,321	0.96%	30,295.56	—	1,055.76	10,087.94	8.27	—	9.14	3.06	0.90%	0.22%	0.00%	—	0.99%	0.66%
DWS Variable Series II (1)
Dreman Small Cap Value Portfolio	2,070,448	0.72%	120,515.86	1,307.36	10,536.15	—	15.55	16.16	16.66	—	0.90%	0.22%	-7.16%	-6.32%	-6.30%	—
Large Cap Value (2)	195,573	0.00%	19,503.06	—	170.68	—	9.93	—	10.64	—	0.90%	0.22%	0.00%	0.00%	0.00%	—
DWS VIT Funds
Equity 500 Index Fund	944,568	1.72%	—	—	—	61,578.38	—	—	—	15.24	0.90%	0.22%	—	—	—	1.53%
Small Cap Index Fund	677,656	0.82%	10,561.81	139.37	9,982.78	18,289.91	15.75	16.19	16.19	18.87	0.90%	0.22%	-5.29%	-4.43%	-4.43%	-4.75%

(1) During 2011 the DWS Dreman Strategic Value Fund was liquidated

(2) During 2011 the DWS Variable Series II DWS Large Cap Value fund was added

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	At December 31, 2011	For the Year Ended December 31, 2011	At December 31, 2011								For the Year Ended December 31, 2011		For the Year Ended December 31, 2011
		Investment Income	Units				Units Value				Expense Ratio**		Total Return***
	Net Assets	Ratio*	VT	V2	EP	BP	VT	V2	EP	BP	VT	BP	VT	V2	EP	BP

Fidelity Variable Insurance Product Funds
Contrafund Portfolio	11,131,250	1.00%	379,493.58	3,428.46	50,644.66	—	26.35	15.75	21.28	—	0.90%	0.22%	-3.37%	-2.54%	-2.52%	—
Equity Income Portfolio	8,677,242	2.47%	185,085.66	378.24	38,086.57	—	44.09	15.41	13.42	—	0.90%	0.22%	0.07%	0.98%	0.98%	—
Growth Portfolio	12,366,500	0.37%	256,030.63	246.97	77,002.28	—	44.04	15.92	14.10	—	0.90%	0.22%	-0.70%	0.19%	0.21%	—
High Income Portfolio	4,884,940	6.79%	116,352.81	1,069.81	24,715.17	—	38.75	17.54	14.47	—	0.90%	0.22%	3.11%	4.03%	4.10%	—
Index 500 Portfolio	34,390,158	1.93%	846,711.52	24,278.86	380,075.38	—	33.87	15.02	14.06	—	0.90%	0.22%	1.13%	2.04%	2.03%	—
Investment Grade Bond Portfolio	6,619,034	3.25%	283,563.68	2,670.34	75,955.32	65,398.02	17.50	13.86	19.33	2.30	0.90%	0.22%	6.38%	7.36%	7.33%	6.98%
Mid Cap Portfolio	3,339,124	0.22%	175,600.96	2,147.86	13,221.33	—	17.41	16.86	18.64	—	0.90%	0.22%	-11.40%	-10.60%	-10.64%	—
Money Market (3)	8,180,166	0.02%	453,487.43	2,840.74	90,977.59	491,612.21	13.71	10.01	14.16	1.31	0.90%	0.22%	0.00%	0.00%	0.00%	0.00%
Overseas Portfolio	7,940,999	1.45%	299,811.93	3,217.65	33,642.15	146,974.57	24.02	12.66	11.28	2.17	0.90%	0.22%	-17.88%	-17.15%	-17.12%	-17.49%
Value Strategies	95,240	0.80%	4,570.03	485.37	—	—	18.79	19.32	—	—	0.90%	0.22%	-9.62%	-8.78%	—	—
Franklin Templeton Variable
Insurance Products Trust
Foreign Securities Fund	1,674,032	1.78%	108,488.18	973.49	15,341.21	—	13.29	14.01	14.24	—	0.90%	0.22%	-11.46%	-10.59%	-10.61%	—
Mutual Shares Securities Fund	827,501	2.39%	58,325.28	913.23	7,839.49	—	12.21	14.15	13.08	—	0.90%	0.22%	-1.93%	-0.98%	-0.98%	—
Global Real Estate Fund	908,583	8.09%	80,178.77	—	3,328.28	—	10.85	—	11.62	—	0.90%	0.22%	-6.47%	—	-5.68%	—
Mutual Global Discovery Securities Fund	228,270	2.15%	16,802.65	277.45	174.14	—	13.22	13.59	13.59	—	0.90%	0.22%	-3.57%	-2.72%	-2.72%	—
Small Midcap Growth Fund	217,069	0.00%	15,611.52	126.86	725.86	—	13.11	17.50	14.04	—	0.90%	0.22%	-5.68%	-4.84%	-4.88%	—
Small Cap Value Securities Fund	552,064	0.70%	28,906.46	405.11	6,949.43	—	15.00	16.87	16.07	—	0.90%	0.22%	-4.64%	-3.71%	-3.71%	—
US Government	766,448	4.18%	64,109.43	1,393.95	1,151.00	—	11.49	11.81	11.81	—	0.90%	0.22%	5.03%	6.01%	6.01%	—
Invesco Variable Investment Funds (4) (5)
Capital Development (6)	846,870	0.00%	92,655.22	—	1,731.30	19,136.93	8.64	—	9.54	1.57	0.90%	0.22%	0.00%	—	0.00%	0.00%
Global Health Care Fund	2,111,442	0.00%	179,698.29	—	8,517.79	9,265.45	11.05	—	12.21	2.32	0.90%	0.22%	2.98%	—	4.00%	3.57%
Technology Fund	1,458,556	0.19%	287,936.10	—	7,144.38	8,617.59	4.89	—	5.40	1.47	0.90%	0.22%	-5.78%	—	-5.10%	-5.16%
JP Morgan Series Trust II
International Equity Portfolio	3,631,302	1.88%	198,987.24	—	18,620.94	84,723.48	11.41	—	12.01	13.33	0.90%	0.22%	-12.23%	—	-11.43%	-11.72%
Small Cap Core	947,434	0.13%	47,534.53	—	11,735.64	263.72	16.08	—	15.12	20.55	0.90%	0.22%	-5.63%	—	-4.79%	-5.08%
Morgan Stanley Universal
Institutional Funds
Core Plus Fixed Income Portfolio	2,323,800	3.79%	—	—	—	1,315,922.95	—	—	—	1.75	0.90%	0.22%	—	—	—	4.79%
Emerging Markets Equity Portfolio	511,951	0.43%	—	—	—	217,982.68	—	—	—	2.34	0.90%	0.22%	—	—	—	-18.47%
US Real Estate Portfolio	86,030	0.85%	—	—	—	25,098.90	—	—	—	3.41	0.90%	0.22%	—	—	—	5.57%

(3) During 2011 the SVPT Money Market Fund was replaced with the VIPF Money Market Fund

(4) During 2011 the AIM V.I. Funds were renamed Invesco V.I. Funds

(5) During 2011 the Invesco V.I. Dynamic Fund was liquidated

(6) During 2011 the Invesco V.I. Capital Development Fund was added

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	At December 31, 2011	For the Year Ended December 31, 2011	At December 31, 2011								For the Year Ended December 31, 2011		For the Year Ended December 31, 2011
		Investment Income	Units				Units Value				Expense Ratio**		Total Return***
	Net Assets	Ratio*	VT	V2	EP	BP	VT	V2	EP	BP	VT	BP	VT	V2	EP	BP
Neuberger Berman Advisors
Management Trust
Small Cap Growth Portfolio	510,358	0.00%	39,455.93	—	11,439.62	—	9.87	—	10.57	—	0.90%	0.22%	-1.99%	—	-1.12%	—
Short Duration Bond Portfolio	3,171,189	3.32%	256,260.10	4,649.48	30,484.15	—	10.78	12.33	11.54	—	0.90%	0.22%	-0.55%	0.24%	0.26%	—
Mid Cap Growth Portfolio	328,633	0.00%	19,258.99	174.41	154.06	—	16.77	16.99	17.96	—	0.90%	0.22%	-0.42%	0.47%	0.50%	—
Partners Portfolio	1,973,668	0.00%	124,581.64	137.03	22,816.04	2,807.59	12.85	16.61	13.19	24.80	0.90%	0.22%	-12.11%	-11.37%	-11.36%	-11.65%
Socially Responsive Portfolio	2,609	0.35%	132.40	38.55	—	—	15.17	15.60	—	—	0.90%	0.22%	-3.99%	-3.05%	—	—
Oppenheimer Variable Products
Balanced / VA	23,744	1.93%	1,751.42	10.38	—	—	13.48	13.85	—	—	0.90%	0.22%	-0.44%	0.36%	—	—
Main Street Small & Mid Cap / VA	39,238	0.12%	2,269.10	18.41	—	—	17.15	17.63	—	—	0.90%	0.22%	-3.27%	—	—	—
Global Strategic Income / VA	204,277	1.25%	13,177.95	1,101.20	261.67	—	14.01	14.40	14.40	—	0.90%	0.22%	-0.28%	0.63%	0.63%	—
Sentinel Variable Products Trust (7)
Balanced Fund	3,889,664	2.37%	154,930.84	1,058.21	25,184.89	2,854.22	21.67	14.39	17.47	26.75	0.90%	0.22%	3.09%	4.05%	4.05%	3.72%
Bond Fund	7,857,497	3.96%	307,958.01	4,194.29	47,236.34	1,935.94	21.87	13.10	21.73	21.54	0.90%	0.22%	6.11%	7.03%	7.04%	6.69%
Common Stock Fund	26,447,911	1.52%	962,965.88	5,686.61	60,085.90	88,696.38	24.74	15.28	17.59	16.63	0.90%	0.22%	1.19%	2.14%	2.09%	1.71%
Mid Cap Growth Fund	7,664,937	0.01%	299,460.45	63.54	39,403.26	21,300.44	22.32	17.10	16.08	16.11	0.90%	0.22%	2.67%	3.64%	3.61%	3.27%
Small Company Fund	14,691,359	0.00%	293,020.69	3,736.13	34,377.80	3,470.17	45.65	16.90	33.91	24.79	0.90%	0.22%	2.10%	3.05%	3.01%	2.69%
T Rowe Price Equity Series
Blue Chip Growth Portfolio	1,116,262	0.00%	78,538.38	686.33	8,350.36	—	12.63	17.05	13.52	—	0.90%	0.22%	0.48%	1.37%	1.35%	—
Equity Income Portfolio	4,745,926	1.51%	340,520.88	3,971.08	42,663.97	—	12.14	14.35	13.00	—	0.90%	0.22%	-1.94%	-1.03%	-1.07%	—
Health Sciences Portfolio	865,683	0.00%	47,661.62	548.94	3,350.51	—	16.70	18.21	17.88	—	0.90%	0.22%	9.44%	10.43%	10.37%	—
Personal Strategies Portfolio	112,815	2.13%	7,502.87	—	—	—	15.04	—	—	—	0.90%	0.22%	-1.18%	—	—	—
Van Eck VIP Trust
Emerging Markets	1,202,532	1.12%	51,386.35	1,697.99	5,251.31	—	20.55	21.12	21.12	—	0.90%	0.22%	-26.37%	-25.74%	-25.74%	—
VIP Global Bond	1,129,749	3.44%	78,323.67	1,905.73	9,090.58	—	12.60	12.96	12.96	—	0.90%	0.22%	7.14%	8.18%	8.18%	—
VIP Global Hard Assets	1,298,903	0.45%	72,235.91	1,026.41	5,478.14	—	16.46	16.92	16.92	—	0.90%	0.22%	-17.20%	-16.44%	-16.44%	—
Wells Fargo Variable Trust Funds
Discovery	6,153,314	0.00%	306,874.79	—	21,191.29	2,042.86	18.40	—	21.23	28.06	0.90%	0.22%	-0.49%	—	0.43%	0.11%
Opportunity	3,907,367	0.14%	110,993.93	—	26,863.23	23,572.86	20.33	—	21.09	45.68	0.90%	0.22%	-6.40%	—	-5.51%	-5.81%

(7) During 2011 the SVPT Money Market Fund was replaced with the VIPF Money Market Fund

*                   These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets.  These ratios exclude those expenses, such as mortality and expense charges and separate, that are assessed against contract owner accounts either through reductions in unit values or the redemption of units.  The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

**              These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges and separate account administrative charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

***         These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

	At December 31, 2010	For the Year Ended December 31, 2010	At December 31, 2010								For the Year Ended December 31, 2010		For the Year Ended December 31, 2010
		Investment Income	Units				Units Value				Expense Ratio**		Total Return***
	Net Assets	Ratio*	VT	V2	EP	BP	VT	V2	EP	BP	VT	BP	VT	V2	EP	BP

AIM Variable Insurance Funds
Dynamics Fund	1,011,579	0.00%	100,314.47	—	1,742.10	25,837.23	9.46	—	10.36	1.71	0.90%	0.22%	22.70%	—	23.78%	23.91%
Global Health Care Fund	2,177,025	0.00%	191,985.22	—	8,645.34	7,175.18	10.73	—	11.74	2.24	0.90%	0.22%	4.38%	—	5.29%	4.67%
Technology Fund	1,600,693	0.00%	297,876.13	—	7,049.84	8,660.52	5.19	—	5.69	1.55	0.90%	0.22%	20.14%	—	21.32%	21.09%
Alger American Fund
Growth Portfolio	15,056,232	0.74%	644,501.24	2,150.70	49,539.14	10,266.03	21.47	16.91	10.80	62.61	0.90%	0.22%	12.35%	13.41%	13.45%	13.03%
Capital Appreciation Portfolio	1,812,722	0.39%	119,205.24	736.48	14,342.26	14,263.16	12.78	17.76	13.99	5.24	0.90%	0.22%	13.00%	14.07%	14.02%	13.67%
SmallCap Growth Portfolio	8,048,119	0.00%	472,313.71	48.85	669.88	4,303.62	16.46	19.08	15.19	61.03	0.90%	0.22%	24.13%	25.28%	25.33%	24.91%
Alliance Bernstein
Value	6,576	1.71%	273.85	201.64	—	—	13.72	13.98	—	—	0.90%	0.22%	10.82%	11.84%	—	—
Small/Mid Cap Growth	856,830	0.40%	40,321.18	528.19	3,634.43	—	19.23	19.59	19.59	—	0.90%	0.22%	25.77%	26.88%	26.88%	—
International Value	2,856,325	3.27%	179,636.23	1,509.36	15,230.59	—	14.52	14.80	14.80	—	0.90%	0.22%	3.64%	4.59%	4.59%	—
International Growth	571,357	2.00%	22,581.73	8,168.62	3,580.15	—	16.54	16.85	16.85	—	0.90%	0.22%	11.91%	12.94%	12.94%	—
American Century Variable
Portfolios
Income & Growth Portfolio	3,180,709	1.52%	226,401.46	—	27,024.35	8,735.35	12.13	—	13.43	8.02	0.90%	0.22%	13.05%	—	14.10%	13.76%
Inflation Protection Portfolio	2,189,913	1.83%	143,074.44	372.39	15,723.94	67,241.09	13.09	12.23	13.89	1.40	0.90%	0.22%	4.47%	5.16%	5.31%	5.26%
International Portfolio	5,078,621	2.27%	306,742.41	2,018.86	27,875.54	—	15.00	16.02	15.93	—	0.90%	0.22%	12.28%	13.30%	13.30%	—
Ultra Portfolio	103,400	0.51%	6,832.20	—	2,283.86	—	11.17	—	11.86	—	0.90%	0.22%	15.04%	—	16.05%	—
Value Portfolio	7,031,847	2.20%	337,546.17	443.25	20,831.98	22,990.02	18.76	13.74	18.83	12.98	0.90%	0.22%	12.40%	13.37%	13.37%	13.07%
Vista Portfolio	961,617	0.00%	64,366.96	—	8,044.83	—	13.19	—	14.00	—	0.90%	0.22%	22.81%	—	23.89%	—
Dreyfus Variable Investment Fund
Appreciation Portfolio	634,365	2.29%	44,100.16	—	5,445.33	—	12.72	—	13.50	—	0.90%	0.22%	14.29%	—	15.29%	—
Opportunistic Small Cap Portfolio (1)	97,745	0.77%	9,371.16	—	—	—	10.43	—	—	—	0.90%	0.22%	30.05%	—	—	—
Quality Bond Portfolio	348,383	3.88%	24,318.77	—	2,190.02	—	13.08	—	13.88	—	0.90%	0.22%	7.48%	—	8.35%	—
Socially Responsible Growth Fund	333,715	0.84%	34,135.31	—	1,068.52	13,637.14	8.27	—	9.05	3.04	0.90%	0.22%	13.76%	—	14.70%	14.29%
DWS Variable Series II
Dreman Strategic Value	201,665	1.63%	19,962.47	—	166.54	—	10.01	—	10.63	—	0.90%	0.22%	11.10%	—	12.13%	—
Dreman Small Cap Value Portfolio	3,202,502	0.91%	174,210.38	823.52	15,213.11	—	16.75	17.25	17.78	—	0.90%	0.22%	21.55%	22.69%	22.62%	—
DWS VIT Funds
Equity 500 Index Fund	939,882	1.87%	—	—	—	62,303.57	—	—	—	15.01	0.90%	0.22%	—	—	—	14.32%
Small Cap Index Fund	563,861	0.90%	2,277.85	30.44	7,736.52	19,819.58	16.63	16.94	16.94	19.81	0.90%	0.22%	25.32%	26.42%	26.42%	26.02%

(1) During 2010, Dreyfus VIF - Developing Leaders Portfolio changed its name to Opportunistic Small Cap Portfolio

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

	At December 31, 2010	For the Year Ended December 31, 2010	At December 31, 2010								For the Year Ended December 31, 2010		For the Year Ended December 31, 2010
		Investment Income	Units				Units Value				Expense Ratio**		Total Return***
	Net Assets	Ratio*	VT	V2	EP	BP	VT	V2	EP	BP	VT	BP	VT	V2	EP	BP

Fidelity Variable Insurance Product Funds
Contrafund Portfolio	12,764,653	1.23%	423,876.86	2,484.84	53,281.40	—	27.27	16.16	21.83	—	0.90%	0.22%	16.14%	17.19%	17.18%	—
Equity Income Portfolio	10,128,179	1.82%	219,652.39	143.65	33,757.49	—	44.06	15.26	13.29	—	0.90%	0.22%	14.12%	15.17%	15.16%	—
Growth Portfolio	13,658,770	0.27%	283,069.26	166.42	78,302.77	—	44.35	15.89	14.07	—	0.90%	0.22%	23.06%	24.14%	24.18%	—
High Income Portfolio	5,120,716	7.63%	126,879.61	425.31	24,815.52	—	37.58	16.86	13.90	—	0.90%	0.22%	12.79%	13.84%	13.75%	—
Index 500 Portfolio	37,447,052	1.95%	940,358.73	18,128.31	412,404.87	—	33.49	14.72	13.78	—	0.90%	0.22%	13.99%	15.00%	15.03%	—
Investment Grade Bond Portfolio	6,442,336	3.52%	303,761.09	602.36	71,107.18	72,604.32	16.45	12.91	18.01	2.15	0.90%	0.22%	6.82%	7.76%	7.84%	7.50%
Mid Cap Portfolio (5)	4,943,207	0.35%	231,956.70	1,107.19	17,504.02	—	19.65	18.86	20.86	—	0.90%	0.22%	27.68%	28.83%	28.84%	—
Overseas Portfolio	10,217,825	1.40%	318,327.31	1,872.78	34,883.58	152,410.48	29.25	15.28	13.61	2.63	0.90%	0.22%	12.07%	13.10%	13.04%	12.88%
Value Strategies	102,678	0.70%	4,333.68	594.34	—	—	20.79	21.18	—	—	0.90%	0.22%	25.54%	26.60%	—	—
Franklin Templeton Variable
Insurance Products Trust
Foreign Securities Fund	1,981,349	1.86%	106,801.70	576.19	23,196.65	—	15.01	15.67	15.93	—	0.90%	0.22%	7.44%	8.37%	8.37%	—
Mutual Shares Securities Fund	877,621	1.63%	62,557.37	501.09	6,943.18	—	12.45	14.29	13.21	—	0.90%	0.22%	10.18%	11.12%	11.20%	—
Global Real Estate Fund	1,028,494	2.80%	83,269.47	—	5,059.22	—	11.60	—	12.32	—	0.90%	0.22%	19.83%	—	21.02%	—
Mutual Global Discovery Securities Fund	92,669	1.60%	6,486.25	104.28	162.01	—	13.71	13.97	13.97	—	0.90%	0.22%	11.19%	12.21%	—	—
Small Midcap Growth Fund	272,275	0.00%	18,773.50	74.59	676.38	—	13.90	18.39	14.76	—	0.90%	0.22%	26.48%	27.62%	27.68%	—
Small Cap Value Securities Fund	635,187	0.73%	31,550.02	278.49	8,036.89	—	15.73	17.52	16.69	—	0.90%	0.22%	27.16%	28.16%	28.19%	—
US Government	3,320,129	3.34%	274,216.91	1,722.46	27,054.94	—	10.94	11.14	11.14	—	0.90%	0.22%	4.59%	5.49%	5.49%	—
JP Morgan Series Trust II
International Equity Portfolio	4,226,309	0.48%	207,519.95	—	18,189.30	84,429.92	13.00	—	13.56	15.10	0.90%	0.22%	6.12%	—	7.19%	6.86%
Small Cap Core	1,108,302	0.00%	51,766.28	—	13,878.57	265.57	17.04	—	15.88	21.65	0.90%	0.22%	25.94%	—	27.14%	26.76%
Morgan Stanley Universal
Institutional Funds
Core Plus Fixed Income Portfolio	2,195,861	5.86%	—	—	—	1,311,927.41	—	—	—	1.67	0.90%	0.22%	—	—	—	7.05%
Emerging Markets Equity Portfolio	625,287	0.64%	—	—	—	217,266.70	—	—	—	2.87	0.90%	0.22%	—	—	—	18.60%
US Real Estate Portfolio	101,859	2.54%	—	—	—	31,422.72	—	—	—	3.23	0.90%	0.22%	—	—	—	29.72%
Neuberger Berman Advisors
Management Trust
Small Cap Growth Portfolio	609,740	0.00%	48,727.15	—	11,164.65	—	10.07	—	10.69	—	0.90%	0.22%	18.61%	—	19.71%	—
Short Duration Bond Portfolio	3,843,357	5.20%	315,425.83	2,448.22	34,142.48	—	10.84	12.30	11.51	—	0.90%	0.22%	4.33%	5.31%	5.31%	—
Mid Cap Growth Portfolio	347,056	0.00%	20,226.21	230.83	145.56	—	16.84	16.91	17.87	—	0.90%	0.22%	27.96%	29.18%	29.03%	—
Partners Portfolio	2,538,155	0.68%	140,478.99	348.66	25,447.24	3,506.03	14.62	18.74	14.88	28.07	0.90%	0.22%	14.58%	15.68%	15.71%	15.32%
Socially Responsive Portfolio	2,050	0.02%	109.40	20.02	—	—	15.80	16.09	—	—	0.90%	0.22%	21.82%	22.82%	-100.00%	—
Oppenheimer Variable Products
Balanced / VA	20,294	0.39%	1,495.09	3.17	—	—	13.54	13.80	—	—	0.90%	0.22%	11.62%	12.65%	—	—
Main Street Small Cap	9,500	0.37%	535.93	—	—	—	17.73	—	—	—	0.90%	0.22%	22.02%	—	—	—
Global Strategic Income / VA (1)	84,574	2.76%	5,617.68	152.19	243.75	—	14.05	14.31	14.31	—	0.90%	0.22%	13.77%	—	—	—

(1) During 2010, The Oppenheimer Strategic Bond / VA was renamed Oppenheimer Global Strategic Income Fund / VA

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

	At December 31, 2010	For the Year Ended December 31, 2010	At December 31, 2010								For the Year Ended December 31, 2010		For the Year Ended December 31, 2010
		Investment Income	Units				Units Value				Expense Ratio**		Total Return***
	Net Assets	Ratio*	VT	V2	EP	BP	VT	V2	EP	BP	VT	BP	VT	V2	EP	BP

Sentinel Variable Products Trust
Balanced Fund	3,892,341	1.59%	161,338.44	567.15	26,838.78	1,665.72	21.02	13.83	16.79	25.79	0.90%	0.22%	11.22%	12.26%	12.23%	11.84%
Bond Fund	6,370,144	3.77%	272,779.37	869.08	34,910.62	1,402.42	20.61	12.24	20.30	20.19	0.90%	0.22%	6.35%	7.27%	7.29%	7.00%
Common Stock Fund	28,475,020	1.32%	1,061,252.13	2,825.01	60,508.50	88,136.31	24.45	14.96	17.23	16.35	0.90%	0.22%	14.79%	15.79%	15.79%	15.47%
Mid Cap Growth Fund	8,193,663	0.05%	330,894.93	45.35	45,198.50	19,083.97	21.74	16.50	15.52	15.60	0.90%	0.22%	22.41%	23.50%	23.57%	23.13%
Money Market Fund	9,815,654	0.00%	503,148.88	5,147.37	161,194.92	396,161.47	13.84	10.01	14.16	1.31	0.90%	0.22%	-0.86%	—	—	-0.76%
Small Company Fund	16,822,203	0.05%	345,651.61	2,531.11	37,395.17	3,944.71	44.71	16.40	32.92	24.14	0.90%	0.22%	22.63%	23.77%	23.76%	23.35%
T Rowe Price Equity Series
Blue Chip Growth Portfolio	1,415,475	0.00%	91,912.39	547.49	18,817.79	—	12.57	16.82	13.34	—	0.90%	0.22%	15.00%	16.00%	16.00%	—
Equity Income Portfolio	5,696,797	1.64%	407,409.31	2,717.92	46,839.53	—	12.38	14.50	13.14	—	0.90%	0.22%	13.79%	14.72%	14.76%	—
Health Sciences Portfolio	835,675	0.00%	50,702.32	282.99	3,532.29	—	15.26	16.49	16.20	—	0.90%	0.22%	14.31%	15.31%	15.30%	—
Personal Strategies Portfolio	90,868	2.36%	5,970.05	—	—	—	15.22	—	—	—	0.90%	0.22%	12.66%	—	—	—
Van Eck VIP Trust (1)
Emerging Markets (2)	2,158,639	0.56%	68,122.85	771.13	8,265.42	—	27.91	28.44	28.44	—	0.90%	0.22%	25.66%	26.85%	26.85%	—
VIP Global Bond (3)	212,296	1.22%	13,095.84	169.80	4,693.83	—	11.76	11.98	11.98	—	0.90%	0.22%	5.28%	6.21%	—	—
VIP Global Hard Assets (4)	270,976	0.24%	13,146.72	218.62	259.38	—	19.88	20.25	20.25	—	0.90%	0.22%	28.09%	29.23%	29.23%	—
Wells Fargo Variable Trust Funds
Discovery	6,825,421	0.00%	337,294.40	—	25,620.10	1,738.00	18.49	—	21.14	28.03	0.90%	0.22%	34.38%	—	35.51%	35.08%
Opportunity	4,440,569	0.74%	122,978.54	—	25,341.83	24,711.69	21.72	—	22.32	48.50	0.90%	0.22%	22.64%	—	23.73%	23.38%

(1) During 2010, Van Eck Worldwide Insurance Trust changed its name to Van Eck VIP Trust

(2) During 2010, Van Eck Worldwide Emerging Market changed its name to Van Eck Emerging Markets

(3) During 2010, Van Eck Worldwide Bond changed its name to Van Eck VIP Global Bond

(4) During 2010, Van Eck Worldwide Hard Assets changed its name to Van Eck VIP Global Hard Assets

(5) During 2010, Sentinel Variable Product Trust Mid Cap Growth was renamed Sentinel Variable Product Trust Mid Cap.

*                   These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets.  These ratios exclude those expenses, such as mortality and expense charges and separate, that are assessed against contract owner accounts either through reductions in unit values or the redemption of units.  The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

**              These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges and separate account administrative charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

***         These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 8 - FUND SUBSTITUTIONS

There were no fund substitutions in the years 2010, 2012, 2013 or 2014.   In 2011, the Fidelity VIP V Money Market Fund was substituted for the SVPT Money Market Fund pursuant to an order issued by the Securities and Exchange Commission approving such substitution.

NOTE 9 - DISTRIBUTION OF NET INCOME

The Variable Account does not expect to declare dividends to policyholders from accumulated net income.  The accumulated net income will be distributed to policyholders as withdrawals (in the form of death benefits, surrenders or policy loans) in excess of the policyholders’ net contributions to the Variable Account.

NOTE 10 - DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code (“IRC”), a variable universal life insurance contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable universal life insurance contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified.  The IRC provides that the adequately diversified requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

National Life believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

NLV Financial Corporation and Subsidiaries

Financial Statements

As of and for the Years Ended

December 31, 2014 and 2013

NLV Financial Corporation and Subsidiaries

Index

December 31, 2014 and 2013

Page(s)

Independent Auditor’s Report	1

Consolidated Financial Statements

Consolidated Balance Sheets	2

Consolidated Statements of Comprehensive Income	3

Consolidated Statements of Changes in Stockholder’s Equity	4

Consolidated Statements of Cash Flows	5

Notes to Consolidated Financial Statements	6 - 53

Independent Auditor’s Report

To the Board of Directors of

NLV Financial Corporation:

We have audited the accompanying consolidated financial statements of NLV Financial Corporation (the “Company”) and its subsidiaries, which comprise the consolidated balance sheets as of December 31, 2014 and 2013, and the related consolidated statements of comprehensive income, of changes in stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2014.

Management’s Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of NLV Financial Corporation and its subsidiaries at December 31, 2014 and 2013, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2014 in accordance with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP

February 26, 2015

PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110

T: (617) 530 5000, F: (617) 530 5001,, www.pwc.com/us

NLV Financial Corporation and Subsidiaries

Consolidated Balance Sheets

As of December 31, 2014, and 2013

(in thousands)	2014	2013
		(as adjusted)
Assets:
Cash and investments:
Available-for-sale debt securities	$16,879,781	$15,469,157
Available-for-sale equity securities	43,638	90,534
Trading equity securities	14,890	18,860
Mortgage loans	2,331,749	2,261,133
Policy loans	808,598	786,971
Real estate investments	54,041	46,839
Derivatives	677,169	874,586
Other invested assets	493,924	341,605
Short term investments	270,320	345,300
Cash and restricted cash	258,452	325,071
Total cash and investments	21,832,562	20,560,056
Deferred policy acquisition costs	951,160	927,742
Accrued investment income	184,877	177,539
Premiums and fees receivable	19,422	21,889
Federal income tax recoverable	12,863	6,682
Amounts recoverable from reinsurers	126,013	135,780
Present value of future profits of insurance acquired	13,236	17,163
Property and equipment, net	144,304	119,608
Corporate owned life insurance	245,025	236,326
Other assets	116,495	115,096
Separate account assets	771,669	774,181
Total assets	$24,417,626	$23,092,062

Liabilities:
Policy liabilities:
Policy benefit liabilities	$4,572,292	$4,598,741
Policyholder account liabilities	14,358,653	13,246,553
Policyholders’ deposits	82,482	73,198
Policy claims payable	61,405	72,329
Policyholders’ dividends	246,145	170,893
Total policy liabilities	19,320,977	18,161,714
Amounts payable to reinsurers	38,853	22,376
Derivatives	358,905	529,695
Other liabilities and accrued expenses	551,343	494,062
Pension and other post-retirement benefit obligations	252,801	164,160
Deferred income taxes	251,922	205,769
Debt	467,381	487,967
Separate account liabilities	771,669	774,181
Total liabilities	$22,013,851	$20,839,924

Stockholder’s Equity:
Class A common stock, 2,000 shares authorized, no shares issued and outstanding	$—	$—
Class B common stock, par value of $0.01, 1,001 shares authorized, 100 shares issued and outstanding	—	—
Preferred stock, 500 shares authorized, no shares issued and outstanding	—	—
Retained earnings	2,134,584	1,990,266
Accumulated other comprehensive income	269,191	261,872
Total stockholder’s equity	$2,403,775	$2,252,138
Total liabilities and stockholder’s equity	$24,417,626	$23,092,062

The accompanying notes are an integral part of these financial statements.

2

NLV Financial Corporation and Subsidiaries

Consolidated Statements of Comprehensive Income

For the Years Ended December 31, 2014, 2013 and 2012

(in thousands)	2014	2013	2012
		(as adjusted)	(as adjusted)
Revenues:
Insurance premiums	$231,629	$256,567	$276,743
Policy and contract charges	396,358	346,338	305,657
Mutual fund commissions and fee income	107,321	109,839	121,545
Net investment income	1,186,100	1,297,458	1,057,376
Net realized investment gains (losses)	24,685	(4,743)	(7,312)
Change in value of trading equity securities	(1,029)	2,360	730
Other income	15,359	15,194	16,937

Total revenues	1,960,423	2,023,013	1,771,676

Benefits and Expenses:
Increase (decrease) in policy liabilities	(50,994)	(11,834)	32,447
Policy benefits	512,671	457,809	410,064
Policyholders’ dividends and dividend obligations	83,413	79,424	94,980
Interest credited to policyholder account liabilities	564,687	743,522	492,962
Operating expenses	264,332	243,260	219,122
Interest expense	41,434	41,610	41,702
Policy acquisition expenses and amortization of present value of future profits, net	338,696	269,997	307,405

Total benefits and expenses	1,754,239	1,823,788	1,598,682

Income before income taxes	206,184	199,225	172,994

Income tax expense	61,866	56,780	48,393

Net income	$144,318	$142,445	$124,601

Other comprehensive income, net of tax:
Unrealized gains (losses) on available-for-sale securities	83,362	(267,301)	200,237
Cash flow hedge on debt issuance	34	34	34
Change in funded status of retirement plans	(76,077)	35,466	(13,504)

Total other comprehensive income	7,319	(231,801)	186,767

Comprehensive income	$151,637	$(89,356)	$311,368

The accompanying notes are an integral part of these financial statements.

3

NLV Financial Corporation and Subsidiaries

Consolidated Statements of Changes in Stockholder’s Equity

For the Years Ended December 31, 2014, 2013, and 2012

(in thousands)	Class A Common Stock	Class B Common Stock	Preferred Stock	Retained Earnings	Accumulated Other Comprehensive Income	Total

January 1, 2012 (as originally reported)	$—	$—	$—	$1,725,875	$306,906	$2,032,781

Effect of retrospective implementation of ASU 2014-01, for more information see Note 3	—	—	—	(2,655)	—	(2,655)
January 1, 2012 (as adjusted)	—	—	—	1,723,220	306,906	2,030,126

Net income	—	—	—	124,601	—	124,601
Other comprehensive income	—	—	—	—	186,767	186,767
Total comprehensive income						311,368

December 31, 2012	—	—	—	1,847,821	493,673	2,341,494

Net income	—	—	—	142,445	—	142,445
Other comprehensive income	—	—	—	—	(231,801)	(231,801)
Total comprehensive income						(89,356)

December 31, 2013	—	—	—	1,990,266	261,872	2,252,138

Net income	—	—	—	144,318	—	144,318
Other comprehensive income	—	—	—	—	7,319	7,319
Total comprehensive income						151,637

December 31, 2014	$—	$—	$—	$2,134,584	$269,191	$2,403,775

The accompanying notes are an integral part of these financial statements.

4

NLV Financial Corporation and Subsidiaries

Consolidated Statements of Cash Flows

For the Years Ended December 31, 2014, 2013, and 2012

(in thousands)	2014	2013	2012
Cash Flows from Operating Activities:
Net income	$144,318	$142,445	$124,601
Adjustments to reconcile net income to net cash provided by operating activities:
Provision for deferred income taxes	42,057	35,770	20,837
Interest credited to policyholder account liabilities	564,687	743,522	492,962
Amortization of deferred policy acquisition costs	235,482	170,741	213,162
Policy and contract charges	(396,358)	(346,338)	(305,657)
Net realized investment (gains) losses	(24,685)	4,743	7,312
Net option gains	(199,619)	(334,341)	(113,333)
Change on corporate owned life insurance policies	(8,700)	(8,632)	(9,331)
Amortization of present value of future profits of insurance acquired	3,928	4,416	4,910
Depreciation	19,996	14,108	13,034
Other	(10,229)	6,220	(1,468)
Changes in assets and liabilities:
Accrued investment income	(7,338)	351	(5,173)
Deferred policy acquisition costs	(313,010)	(259,080)	(240,045)
Policy liabilities	51,488	1,399	44,815
Other assets and liabilities	(42,165)	(12,024)	667
Net cash provided by operating activities	59,852	163,300	247,293

Cash Flows from Investing Activities:
Proceeds from sales, maturities and repayments of investments	2,805,312	2,326,530	2,169,532
Cost of investments acquired	(3,715,105)	(2,951,453)	(3,101,806)
Property and equipment additions	(47,585)	(41,051)	(34,261)
Change in policy loans	(21,627)	(19,641)	(17,720)
Change in short term investments	74,980	(62,429)	(91,996)
Change in short term broker collateral	(75,790)	155,903	49,630
Other	13,981	(296)	(1,371)
Net cash used by investing activities	(965,834)	(592,437)	(1,027,992)

Cash Flows from Financing Activities:
Policyholders’ deposits	1,825,595	1,565,731	1,600,019
Policyholders’ withdrawals	(1,011,044)	(972,223)	(851,954)
Advance from Federal Home Loan Bank	50,000	—	—
Debt retirement	(20,587)	—	—
Change in other deposits	(4,601)	(27,967)	22,997
Net cash provided by financing activities	839,363	565,541	771,062

Net Decrease in Cash	(66,619)	136,404	(9,637)

Cash and Restricted Cash:
Beginning of year	325,071	188,667	198,304
End of year	$258,452	$325,071	$188,667

Supplemental disclosure of cash flow information:
Interest paid	$41,198	$41,744	$41,837
Income taxes paid	$11,817	$11,924	$175

The accompanying notes are an integral part of these financial statements.

5

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 1 — NATURE OF OPERATIONS AND STRUCTURE

NLV Financial Corporation (“NLVF”) and its subsidiaries and affiliates (collectively the “Company”) offer a broad range of financial products and services, including life insurance, annuities, mutual funds, and investment advisory and administrative services. The flagship company of the organization, National Life Insurance Company (“National Life”), was chartered in 1848. The Company employs approximately 970 people, primarily concentrated in Montpelier, Vermont and Addison, Texas. Life Insurance Company of the Southwest (“LSW”), a Texas domiciled stock life insurer, is a wholly owned subsidiary of National Life. National Life, together with LSW, make up NLVF’s insurance operations.

On January 1, 1999, pursuant to a mutual holding company reorganization, National Life converted from a mutual to a stock life insurance company. All of National Life’s outstanding shares are currently held by its parent, NLVF, which is a wholly-owned subsidiary of National Life Holding Company (“NLHC”), the mutual holding company. Policyholders of National Life hold membership interests in NLHC. NLHC and its subsidiaries are collectively known as the National Life Group. NLHC has ownership of all of NLVF’s common stock class B shares outstanding. NLVF has assets and operations primarily related to the issuance of debt and as the sponsor of certain employee related benefit plans. Under the terms of the reorganization, NLHC must always hold a majority of the voting shares of NLVF.

The Company’s insurance operations principally develop and distribute individual life insurance and annuity products. The Company markets this diverse product portfolio to small business owners, professionals, and other middle to upper income individuals. The Company provides financial solutions in the form of estate, business succession and retirement planning, deferred compensation and other key executive benefit planning, and asset management services. Insurance and annuity products are primarily distributed through a number of general agencies and branch offices in major metropolitan areas and a system of marketing general agents and independent marketing organizations throughout the United States of America. The Company has in excess of 680,000 policyholders(1) and, through its subsidiaries, is licensed to do insurance business in all 50 states and the District of Columbia(2). About 36% of the Company’s total collected premiums and deposits are from residents of the states of California and Texas.

Through Sentinel Asset Management, Inc. (“SAMI”) and its subsidiaries, the Company also distributes and provides investment advisory and administrative services to the Sentinel Group Funds, Inc. (“Sentinel Funds”). The Sentinel Funds’ $6.6 billion of net assets represent thirteen mutual funds managed on behalf of approximately 116,000 individual, corporate, and institutional shareholders worldwide.

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation and Principles of Consolidation

The Company’s consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The consolidated financial statements of the Company include the accounts of NLVF and its direct and indirect subsidiaries. Intercompany transactions and balances have been eliminated in consolidation.

Certain reclassifications have been made to conform prior periods to the current year’s presentation.

(1)         The reference to “policyowner”, “policyholder” or “policy” throughout this document includes both life insurance and annuity contract owners.

(2)         NLIC is licensed to do business in all 50 states and the District of Columbia. LSW is licensed in 49 states and the District of Columbia.

6

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Use of Estimates

The preparation of U.S. GAAP financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining estimated gross profits used in the valuation and amortization of assets and liabilities associated with variable annuity and universal life-type contracts; policy liabilities; valuation of investments and derivative instruments; embedded derivatives; determination of hedging effectiveness on interest rate swaps; evaluation of other-than-temporary impairments; valuations related to benefit plans; income taxes; and litigation and regulatory contingencies. Certain of these estimates are particularly sensitive to market conditions, and deterioration and/or volatility in the debt or equity markets could have a material impact on the consolidated financial statements.

Subsequent Events

The Company has evaluated events subsequent to December 31, 2014 and through the consolidated financial statement issuance date of February 26, 2015. The Company has not evaluated subsequent events after the issuance date for presentation in these consolidated financial statements.

Cash and Restricted Cash

Included in cash are cash equivalents which consist of commercial paper with maturities of three months or less.

At December 31, 2014 and 2013, the Company had restricted cash of $235.1 million and $293.2 million, respectively, related to broker collateral on the Company’s derivative investments.

Short Term Investments

Short term investments include money markets that are carried at amortized cost which approximates fair value. These short term investments include liquid debt instruments purchased with original maturities of one year or less.

Investments

The Company’s investment portfolio consists primarily of available-for-sale (“AFS”) debt and equity securities. These securities are reported at fair value on the Consolidated Balance Sheets. Changes in the fair values of available-for-sale debt and equity securities are reflected in other comprehensive income (“OCI”) after adjustments for related deferred policy acquisition costs, policyholder dividend obligations, loss reserve recognition, reserves, and deferred income taxes. When determining fair value, the Company utilizes observable market inputs and considers available data from a third party pricing service, independent brokers and pricing matrices. Publicly available prices are used whenever possible. In the event that publicly available pricing is not available, the securities are submitted to independent brokers for pricing, or they are valued using a pricing matrix that maximizes the use of observable inputs that include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers and/or cash flows. The Company periodically performs an analysis on prices received from third parties to ensure that the price represents fair value. This process includes quantitative and qualitative analysis and is performed by the Company’s investment professionals.

7

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Recognition and Presentation of Other-Than-Temporary Impairments

The evaluation of securities for impairment is a quantitative and qualitative process, which is subject to risks and uncertainties and is intended to determine whether declines in fair value of investments should be recognized in current period earnings and whether the securities are other-than-temporarily impaired (“OTTI”). The risks and uncertainties include changes in general economic conditions, the issuer’s financial condition and/or future prospects, the effects of changes in interest rates or credit spreads and the expected recovery period. The Company has a security monitoring process overseen by investment and accounting professionals that identifies securities, using certain quantitative and qualitative characteristics, which could be potentially impaired. These identified securities are subjected to an enhanced analysis to determine if the impairments are other-than-temporary.

A debt security is deemed to be other-than-temporarily impaired if it meets the following conditions: (1) the Company intends to sell, or it is more likely than not the Company will be required to sell, the security before a recovery in value, or (2) the Company does not expect to recover the entire amortized cost basis of the security. If the Company intends to sell, or it is more likely than not that the Company will be required to sell, the security before a recovery in fair value, a charge is recorded in net realized investment losses equal to the difference between the fair value and amortized cost basis of the security. For those other-than-temporarily impaired debt securities which do not meet the first condition and for which the Company does not expect to recover the entire amortized cost basis, the difference between the security’s amortized cost basis and the fair value is separated into the portion representing a credit impairment, which is recorded in net realized investment losses, and the remaining impairment, which is recorded in OCI. Generally, the Company determines a security’s credit impairment as the difference between its amortized cost basis and its best estimate of expected future cash flows discounted at the security’s effective yield prior to impairment. The remaining non-credit impairment, which is recorded in OCI, is the difference between the security’s fair value and the Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment. The remaining non-credit impairment typically represents current market liquidity, risk premiums, and interest rate fluctuations. The previous amortized cost basis less the impairment recognized in net realized capital losses becomes the security’s new cost basis.

Debt securities that are in an unrealized loss position are reviewed quarterly to determine if the decline in fair value would be considered other-than-temporary based on certain quantitative and qualitative factors. The primary factors considered in evaluating whether a decline in value is other-than-temporary include: (a) the length of time and extent to which the fair value has been less than cost or amortized cost and the expected recovery period of the security, (b) the financial condition, credit rating, and future prospects of the issuer, (c) whether the debtor is current on contractually obligated interest and principal payments, (d) the intent and ability of the Company not to sell the investment prior to anticipated recovery, and (e) the payment structure of the security.

For securitized debt securities, the Company considers factors including, but not limited to, commercial and residential property value declines that vary by property type and location, and average cumulative collateral loss rates that vary by vintage year. These assumptions require the use of significant management judgment and include the probability of issuer default and estimates regarding timing and amount of expected recoveries which may include estimating the underlying collateral value. In addition, projections of expected future debt security cash flows may change based upon the new information regarding the performance of the issuer and/or underlying collateral such as changes in the projections of the underlying property value estimates.

8

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Recognition and Presentation of Other-Than-Temporary Impairments (continued)

The Company’s best estimate of future cash flows involves assumptions including, but not limited to, various performance indicators, such as historical and projected default and recovery rates, credit ratings, current delinquency rates, loan-to-value ratios and the possibility of obligor re-financing. Estimating the underlying future cash flows is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. Where possible, this data is benchmarked against third-party sources.

For those equity securities where the decline in the fair value is deemed to be other-than-temporary, a charge is recorded in net realized capital losses equal to the difference between the fair value and cost basis of the security. The primary factors considered in evaluating whether an other-than-temporary impairment exists for an equity security include, but are not limited to: (a) the length of time and extent to which the fair value has been less than the cost of the security, (b) changes in the financial condition, credit rating and near-term prospects of the issuer, (c) whether there has been a reduction or elimination of dividends, (d) the intent and ability of the Company to hold the investment until an anticipated recovery, and (e) losses from the security that were recorded subsequent to the reporting period.

Based on this evaluation, the Company determined that $6.0 million, $10.3 million, and $19.5 million of unrealized losses on available-for-sale securities were other-than-temporarily impaired due to credit-related losses for the years ended December 31, 2014, 2013 and 2012, respectively. The Company’s remaining unrealized losses on available-for-sale securities of $93.3 million and $206.0 million were considered to be temporary as of December 31, 2014 and 2013, respectively.

Trading Equity Securities

Trading equity securities are reported at fair value. Realized and unrealized gains (losses) on trading equity securities are included in change in fair value of trading equity securities within the Consolidated Statements of Comprehensive Income.

Mortgage Loans

Mortgage loans on real estate are carried at amortized cost less a valuation allowance for probable losses on unidentified loans. The evaluation and assessment of the adequacy of the provision for losses and the need for mortgage impairments is based on known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay, the value of the underlying collateral, composition of the loan portfolio, current economic conditions, loss experience and other relevant factors. These assumptions require the use of significant management judgment and include the probability and timing of borrower default and loss frequency and severity estimates. Changes in the valuation allowance are recognized through net investment income. The total valuation allowance as of December 31, 2014 and 2013 was $1.6 million and $2.5 million, respectively.

For mortgage loans that are deemed impaired, an impairment loss is recognized through net realized investment gains and losses as the difference between the carrying amount and the Company’s share of either (a) the present value of the expected future cash flows discounted at the loan’s original effective interest rate, (b) the loan’s observable market price or (c) the fair value of the collateral. Interest income on an impaired loan is accrued to the extent it is deemed collectable and the loan continues to perform under its original or restructured terms. Interest income on defaulted loans is recognized when received. The Company recognized mortgage loan impairments of $2.4 million, $5.5 million and $3.7 million as of December 31, 2014, 2013, and 2012, respectively.

9

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Policy Loans

Policy loans are reported at their unpaid balance and are fully collateralized by related cash surrender values.

Real Estate

Real estate acquired in satisfaction of debt is classified either as held for investment or available for sale, and transferred to real estate at the lower of cost or fair value. Real estate investments held for investment purposes are reported at depreciated cost and real estate classified as held for sale is reported at the lower of cost or fair value, less the costs to sell, and are not depreciated. In evaluating real estate impairments, the Company considers, among other things, the fair value of the real estate compared to its carrying value. The Company recognized real estate impairments of $0.2 million, $4.7 million and $1.3 million as of December 31, 2014, 2013 and 2012, respectively, through net realized investment gains (losses).

Limited Partnerships

Investments in limited partnerships are included in other invested assets. Partnerships for which the Company does not have significant influence over the limited partnership are carried at fair value. The Company obtains the fair value of these investments generally from net asset value information provided by the general partner or manager of the limited partnership, the financial statements of which generally are audited annually. Other-than-temporary impairments are recorded in net realized investment gains (losses) if the present value of future earnings is projected to be less than the carrying value of the investment. Changes in the fair value of these limited partnerships are included in change in unrealized gains and losses on available-for-sale securities, net of related deferred income taxes, within other comprehensive income. Limited partnerships over which the Company has significant influence are accounted for using the equity method. Under the equity method, the Company’s pro-rata share of the partnerships’ profits and losses are recognized in the Company’s net investment income and dividends received from the partnerships are recognized as return of capital up until the point that the initial investment has been fully recovered.

Investments in limited partnerships over which the Company does not have significant influence are reviewed quarterly to determine if a decline in fair value is other-than-temporary in nature. The selection of partnership investments to review for other than temporary declines is qualitative and quantitative in nature and based on many factors, including the severity and duration of the decline as well as qualitative information about the underlying investments. If a decline in fair value of a limited partnership is determined to be other-than-temporary, the value of the investment is reduced to its fair value, which becomes its new cost basis, through current period earnings. To determine fair value, the Company, among other things, reviews the underlying assets of the fund or partnership to determine what the realizable value is expected to be, which requires significant management judgment. The Company recognized impairments on limited partnerships of $5.2 million, $3.6 million and $2.1 million as of December 31, 2014, 2013, and 2012, respectively, through net realized investment gains (losses).

Other Invested Assets

In 2014, the Company received U.S. Treasuries as broker collateral on the Company’s derivative investments. These assets are considered restricted and are included in other invested assets on the Company’s Consolidated Balance Sheets. As of December 31, 2014, the Company held $63.8 million in Treasury securities as broker collateral. The Company also receives cash as broker collateral. For additional information, see the Cash and Restricted Cash information included in Note 2.

10

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Derivatives

Derivatives include long options, short options, swaptions, interest rate swaps, and futures contracts which are carried at fair value. The fair values of derivatives are based on publicly available data, and when that data is not available, the Company uses independent broker pricing quotes. Changes in fair value are reflected in the Consolidated Statements of Comprehensive Income as a component of net investment income.

The Company designates interest rate swaps as fair value hedges when they have met the requirements to be deemed fair value hedges. The interest rate swaps are used to convert fixed rate assets to floating rate. The Company recognizes gains and losses on the swaps along with the related hedged items within net investment income on the Consolidated Statements of Comprehensive Income. For additional information, see Note 5.

Affordable Housing Tax Credits

In 2014, the Company adopted ASU 2014-01: Accounting for Investments in Qualified Affordable Housing Projects. Under this guidance, companies who qualify to elect the proportional amortization can recognize the amortization of their investments as a component of income tax expense. The Company’s investments in affordable housing projects are included in other invested assets and are amortized using the proportional amortization method within income tax expense in accordance with the adopted guidance. The associated tax credits are also included as a component of income tax expense. For additional information, see Note 8. As a result of the adoption of this guidance, the Company recognized a $2.7 million opening balance adjustment to retained earnings effective January 1, 2012. The impact to all other years presented was minimal. All prior year amounts reflected in these financial statements have been adjusted to reflect the retrospective application required by the accounting standard.

Realized Gains and Losses

Realized investment gains (losses) are recognized using the specific identification method and are reported as net realized investment gains (losses). Realized investment gains (losses) include an adjustment for related deferred policy acquisition costs, sales inducement assets, reserves, policyholder dividend obligations, and income taxes.

Accumulated Other Comprehensive Income

In 2014, the Company adopted ASU 2013-02, Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income. Under the guidance, the Company is required to separately present information about the changes in accumulated other comprehensive income (“AOCI”), as well as significant reclassifications out of AOCI and the net effect of each item on net income. The guidance does not amend any existing requirements for reporting net income or AOCI. This guidance was prospectively applied as of December 31, 2014.

The balance of and changes in each component of AOCI attributable to the Company for the years ended December 31, are as follows:

	Unrealized gains (losses) on available-for-sale securities	Cash flow hedge on debt issuance	Change in funded status of retirement plans	Total
Balance, December 31, 2013	$299,454	$(662)	$(36,920)	$261,872
Other comprehensive income before reclassifications	104,547	34	(78,912)	25,669
Amounts reclassified from AOCI	(32,592)	—	4,361	(28,231)
Income tax benefit (expense)	11,407	—	(1,526)	9,881
Balance, December 31, 2014	$382,816	$(628)	$(112,997)	$269,191

11

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Accumulated Other Comprehensive Income (continued)

Reclassifications out of AOCI during the year ended December 31, 2014 were as follows:

AOCI component	Amounts reclassified out of AOCI (1)	Affected line item in the Consolidated Statements of Comprehensive Income

Unrealized gains (losses) on available-for-sale securities	$43,797	Sale of securities - in net realized investment gains/(losses)
	(11,205)	Impairment expense - in net realized investment gains/(losses)
	$32,592	Total before tax
	(11,407)	Income tax expense
	21,185	Net of tax

Change in funded status of retirement plans (2)	$(4,361)	Amortization of actuarial gain/(loss) - in operating expenses
	1,526	Income tax expense
	(2,835)	Net of tax

Total reclassifications for the period	$18,350	Net of tax

(1) Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI

(2) These AOCI components are included in the computation of net periodic pension cost (see Note 9 for additional details).

Federal Home Loan Bank

National Life is a member of the Federal Home Loan Bank of Boston (“FHLB”) which provides National Life with access to a secured asset-based borrowing capacity of $1.9 billion. The membership and any advances require an investment in the common stock of FHLB. The Company has an outstanding advance from the FHLB for $100 million, which is considered operating leverage and included in policyholder account liabilities. The proceeds have been invested in a discrete pool of fixed income assets. The advance was provided to National Life in two tranches of $75 million and $25 million, which mature in 2015 and 2016, respectively. Interest accrues on these blocks at a fixed rate with total interest of $1.8 million and $2.0 million in 2014 and 2013, respectively. The Company posted collateral of $126.0 million as of December 31, 2014. The Company had an investment in the common stock of FHLB of $10.7 million at both December 31, 2014 and 2013.

In 2014, LSW became a member of FHLB of Dallas (“FHLB Dallas”) by investing in $7.0 million of FHLB common stock, and entered into an advances agreement to receive cash advances. As a member of FHLB Dallas, LSW has access to a secured asset-based borrowing capacity of $4.1 billion. In 2014, LSW received cash advances totaling $50 million and posted collateral of $52.5 million. The outstanding advances are considered operating leverage and are included in policyholder account liabilities. The cash advances were invested into a pool of fixed income assets. The advance was provided in two tranches of $25 million each which will mature in 2024.  Interest accrues on these blocks at a variable rate.  At the same time, the Company entered into interest rate swaps to hedge the risk associated with the changes in fair value of the fixed income portfolio as compared to the variable rate advance. Through these swaps, the Company will be swapping into a variable rate that will also track to LIBOR. For additional information on the derivatives, see Note 5 - Investments.

12

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Policy Acquisition Expenses

Commissions and other costs that are related directly to the successful acquisition of new or renewal insurance contracts are eligible to be deferred. Deferred policy acquisition costs (“DAC”) for participating life insurance, universal life insurance, and annuities are amortized in relation to estimated gross profits. Amortization is adjusted retrospectively for actual experience and when estimates of future gross profits are revised. Future gross profits may be revised due to changes in projected investment rates, mortality assumptions, expenses, contract lapses, withdrawals, and surrenders. Deferred policy acquisition costs for these products are adjusted for related unrealized gains (losses) on available-for-sale debt and equity securities (after deducting any related policyholder dividend obligations) through OCI, net of related deferred income taxes. DAC for non-participating term and whole life insurance and participating limited-payment and single-payment life insurance is amortized in relation to premium income using assumptions consistent with those used in computing policy benefit liabilities.

Annually, the Company reviews long-term assumptions underlying the projections of estimated gross profits and its calculation of the recoverability of DAC balances. These assumptions include investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency, and administrative expenses. The effect on DAC of the update of the actuarial assumptions for both 2014 and 2013 was an increase to policy acquisition expenses of $1.6 million and an increase of $1.4 million, respectively.

The Company offers various sales incentives including bonus interest credited on its annuity products at the point of sale, as well as higher interest crediting rates in the first policy year. The Company capitalizes and amortizes these incentives to the extent they are in excess of expected policy benefits and interest credits provided in renewal years. These incentives are amortized based on the underlying gross profits of the products, with amortization adjusted periodically to reflect actual experience.

The components of the sales inducement asset (“SIA”) are shown below (amounts in millions), and are included in DAC:

	SIA
	2014	2013
Beginning of year	$46.4	$40.5
Deferral	24.4	12.2
Amortization, net	(14.9)	(6.3)
End of year	$55.9	$46.4

For internal replacements, the Company determines whether the new contract has substantially changed from the original contract based on certain criteria such as whether the change requires additional underwriting, pricing that was not contemplated in the original contract or significant benefit changes. If the Company determines that the contract has substantially changed, the deferred acquisition costs related to the original contract are written off.

13

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Goodwill and Other Intangible Assets

Goodwill and other intangible assets with indefinite useful lives are reviewed for impairment in accordance with FASB ASC 350, Intangibles — Goodwill and Other on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred. The assessment for impairment begins with a qualitative determination of factors that could indicate that an impairment is more likely than not to exist. If it is deemed that an impairment is more likely than not to exist, then a quantitative assessment is completed. The quantitative impairment testing is performed using the fair value approach, which requires the use of estimates and judgment at the reporting unit or intangible asset level. The determination of a reporting unit’s fair value is based on management’s best estimate, which generally considers a discounted cash flow analysis as well as market-based earnings and revenue multiples of the unit’s peer companies. If the carrying value of a reporting unit or intangible asset exceeds its fair value, an impairment is recognized as a charge against income equal to the excess of the carrying value of goodwill or intangible asset over its fair value. The goodwill and intangible balances represent the Company’s acquisition of partnership interests and other mutual funds to enhance its asset management business. The goodwill and intangible balance was $53.0 million, consisting of $45.7 million of intangibles and $7.3 million of goodwill, at both December 31, 2014 and 2013. For further information on goodwill and other intangible assets see Note 10.

Property and Equipment

Property and equipment is reported at depreciated cost. Assets are depreciated over their useful life using the straight-line method of depreciation. The table below outlines the useful life for each asset class:

Asset Class	Years
Software	5
Equipment	5
Furniture	7
Renovations/semi-permanent fixtures	20
Home office/other buildings	40

The tables below reflect the cost and accumulated depreciation for each major asset class as of December 31, 2014 and 2013 (in millions):

	December 31, 2014
	Cost	Accum Dep	Carrying Value
Software	$178.3	$(86.9)	$91.4
Equipment	26.5	(20.9)	5.6
Furniture	27.8	(20.4)	7.4
Renovations	11.9	(1.2)	10.7
Home office	84.1	(54.9)	29.2
	$328.6	$(184.3)	$144.3

	December 31, 2013
	Cost	Accum Dep	Carrying Value
Software	$143.4	$(73.5)	$69.9
Equipment	24.7	(18.4)	6.3
Furniture	23.0	(19.1)	3.9
Renovations	10.3	(1.1)	9.2
Home office	82.9	(52.6)	30.3
	$284.3	$(164.7)	$119.6

Depreciation expense recognized in operating expenses was $19.6 million, $16.2 million, and $12.7 million for the years ended December 31, 2014, 2013, and 2012, respectively.  In 2014 the Company recognized an impairment on property and equipment for $6.3 million due to the recoverability test indicating that an impairment existed.  The impairment loss is included in net realized investment gains (losses).

14

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Corporate Owned Life Insurance

The Company holds life insurance contracts on certain members of management and other key individuals. The total cash surrender value of these Corporate Owned Life Insurance (“COLI”) contracts was $245.0 million and $236.3 million at December 31, 2014 and 2013, respectively. Approximately 56% of the total COLI cash surrender value was held at declared interest, with the remainder held in segregated variable separate account funds at both December 31, 2014 and 2013.

COLI income includes the net change in cash surrender value and any benefits received. COLI income was $8.7 million, $8.7 million, and $9.3 million in 2014, 2013, and 2012, respectively, and is included in other income in the Consolidated Statements of Comprehensive Income.

Receivable from Agents

The Company accrues receivables for any amounts due from agents. These amounts due can take various forms including commissions recoverable from policy lapses or surrenders. As of December 31, 2014 and 2013, the Company had a receivable from agents of $24.5 million and $24.3 million, respectively, which is included in other assets on the Consolidated Balance Sheets. These numbers are reported net of an accrued valuation allowance if it is deemed that amounts may not be collectible. As of December 31, 2014 and 2013, the allowance on the receivable was $7.4 million and $7.3 million, respectively.

Separate Accounts

The Company maintains separate account assets, which are reported at fair value. Investments in separate accounts that pertain to variable products are directed by the policyholder. Those investments are segregated from other investments. Any gains and losses accrue directly to the policyholder who assumes the investment risk.

Separate account liabilities are reported in amounts consistent with separate account assets. Separate account liabilities are legally insulated from the general account liabilities of the insurance enterprise, and all investment performance net of contract fees and assessments is passed through to the individual policyholder. Minimum guarantees related to separate account policies are included in policy liabilities. Separate account results relating to policyholders’ interests are excluded from the Company’s consolidated operations.

Policy Liabilities

Policy benefit liabilities for participating life insurance are developed using the net level premium method, with interest and mortality assumptions used in calculating policy cash surrender values. Participating life insurance terminal dividend reserves are accrued in relation to gross profits, and are included in policy benefit liabilities. The average investment yield used in estimating gross profits for participating contracts was 5.08% and 5.35% as of December 31, 2014 and 2013, respectively.

Policy benefit liabilities for non-participating life insurance, disability income insurance, and certain annuities are developed using the net level premium method with assumptions for interest, mortality, morbidity, and voluntary terminations. In addition, disability income policy benefit liabilities include provisions for future claim administration expenses.

Policyholder account liabilities for non-indexed life insurance (universal life products) and investment-type annuities represent amounts that inure to the benefit of the policyholders before surrender charges. Policyholder account balances for indexed life insurance and annuity liabilities consist of a combination of underlying account value and embedded derivative values. The underlying account value is primarily based on the initial deposit plus any interest credited. The embedded derivative component is based on the fair value of the contract’s expected participation in future increases in the S&P 500, Russell 2000 or MSCI Emerging Markets indexes.

15

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Policy Liabilities (continued)

The fair value of the embedded derivative component includes assumptions about future interest rates and interest rate structures, future costs for options used to hedge the contract obligations, the level and limits on contract participation in any future increases in the S&P 500, Russell 2000 or MSCI Emerging Markets indexes, and an explicit risk margin for variance of policyholder behavior along with the associated impact the Company’s own credit rating would have in the view of a market participant.

The guaranteed minimum interest rates for the Company’s fixed interest rate annuities range from 1.0% to 4.5%. The guaranteed minimum interest rates for the Company’s fixed interest rate universal life insurance policies range from 2.0% to 5.0%. These guaranteed minimum rates are before deduction for any policy administration fees or mortality charges.

Reserves are established, as appropriate, for separate account product guarantees. The most significant of these relates to a guaranteed minimum death benefit on variable annuities equal to the amount of premiums paid less prior withdrawals (regardless of investment performance). In addition, a policyholder less than seventy-six years of age may elect, at issue, to purchase an enhanced death benefit rider, which pays a benefit on death equal to the sum of the highest prior anniversary value and the net of premiums received and funds withdrawn since that date. Coverage from this rider ceases at age eighty. Guaranteed death benefits are reduced dollar-for-dollar for partial withdrawals, which increases the risk profile of this benefit. Partial withdrawals from policies issued after November 1, 2003 will use the pro-rata method. Policyholder partial withdrawals to date have not been significant. Separate account product guarantee reserves are calculated as a percentage of collected mortality and expense risk and rider charges, with the current period change in reserves reflected in policyholder benefits.

During 2014, as part of the Company’s annual actuarial assumption update, certain assumptions were revised including lapse and surrender rates, earned rates, and persistency in various blocks of business which resulted in a $7.2 million increase in policy liabilities. In 2013, the Company updated certain actuarial assumptions including lapse and surrender rates, earned rates, and persistency in various blocks of business which resulted in an $8.8 million increase in policy liabilities.

The Company tests reserves for any premium deficiency using best estimate assumptions. If a deficiency is found to exist, an additional reserve is typically recorded. As a result of the current interest rates used in the projections, the Company recorded reserves of $13.8 million and $5.3 million as of December 31, 2014 and 2013, respectively. The Company also tests reserves for adequacy assuming that all of the unrealized gains (losses) are realized and posts shadow reserves for any deficiency. As of December 31, 2014 and 2013, the Company accrued shadow loss reserves of $17.2 million and $14.9 million, respectively.

As of December 31, 2014 the Company held a reserve on its Guaranteed Lifetime Income Rider through accumulated other comprehensive income of $40.9 million. The net impact after DAC and tax offsets was $16.7 million.

The Company offers persistency bonuses on certain products, whereby policyholders can receive additional interest credits by maintaining their policy in force for predetermined durations. These additional interest credits are accrued ratably over the bonus period and adjusted for actual persistency.

The components of the sales inducement liability (“SIL”) are shown below (amounts in millions), and are included in policy liabilities:

	SIL
	2014	2013
Beginning of year	$26.5	$23.1
Additional accruals	1.5	6.3
Increase (decrease) due to interest, amortization and unlocking	9.7	(2.9)
End of year	$37.7	$26.5

16

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Reinsurance

The Company reinsures certain risks assumed in the normal course of business to other companies. The Company assumes a small amount of reinsurance from other companies. These reinsurance arrangements provide for greater diversification of business, allow management to control exposure to potential losses, and provide additional capacity for growth. Amounts recoverable from and payable to reinsurers are estimated in a manner consistent with the related liabilities associated with the reinsured policies. Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Policyholders’ Dividends and Dividend Obligations

Policyholders’ dividends consist of the pro-rata amount of dividends earned that will be paid or credited at the next policy anniversary and policyholder dividend obligations arising from the Closed Block. Dividends are based on a scale that seeks to reflect the relative contribution of each group of policies to LSW’s and National Life’s overall operating results. The dividend scale is approved annually by the Board of Directors for the respective company.

Policyholder Deposits

Policyholder deposits primarily consist of death benefits held in interest-bearing accounts for life insurance contract beneficiaries.

Recognition of Insurance Revenues and Related Expenses

Premiums from traditional life and certain annuities are recognized as revenue when due from the policyholder. Benefits and expenses are matched with income by providing for policy benefit liabilities and the deferral and amortization of policy acquisition costs so as to recognize profits over the life of the policies.

Premiums and surrenders from universal life and investment-type annuities are reported as increases and decreases, respectively, in policyholder account liabilities. Revenues for these policies consist of mortality charges, policy administration fees, and surrender charges deducted from policyholder account liabilities. Policy benefits charged to expense include benefit claims in excess of related policyholder account liabilities.

Premiums from disability income policies are recognized as revenue over the period to which the premiums relate. Benefits and expenses are matched with income by providing for policy benefit liabilities and the deferral and amortization of policy acquisition costs so as to recognize profits over the life of the policies.

Federal Income Taxes

The Company files a consolidated tax return. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

17

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 3 — NEW ACCOUNTING PRONOUNCEMENTS

Adopted

Comprehensive Income

In February 2013, the FASB issued ASU 2013-02, Comprehensive Income (Topic 220): Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income, to improve the reporting of reclassifications out of AOCI. The amendments required an entity to provide information about the amounts reclassified out of AOCI by component. In addition, an entity was required to present significant amounts reclassified out of AOCI to net income, but only if the amount reclassified is required to be reclassified to net income in its entirety in the reporting period. For other amounts that are not required to be reclassified in their entirety to net income, an entity is required to cross-reference to other disclosures that provide additional detail about those amounts. These amounts can be presented either on the face of the statement where net income is presented or in the notes to the financial statements. For nonpublic entities, the amendments were effective prospectively for annual reporting periods beginning after December 15, 2013. The Company adopted this guidance during 2014. For additional information, see Note 2.

Affordable Housing Tax Credits

On January 15, 2014, the FASB issued ASU 2014-01, Accounting for Investments in Qualified Affordable Housing Projects (QAHP) (ASC 323). The new guidance eases the requirements for an investor to elect to account for its investment in a QAHP using the proportional amortization method compared to the effective yield method. Prior to the issuance of the new guidance, investors had to have a letter of credit guaranteeing the availability of the tax credit allocable to the investor, had to demonstrate that the projected yield based solely on the cash flows from the guaranteed tax credits was positive, and had to be a limited partner in the QAHP for both legal and tax purposes. Under the new guidance, the letter of credit requirement has been eliminated and, instead, the investor must simply be able to demonstrate that the tax credit allocable to the investor will be available. The new guidance also allows the reporting entity to qualify by being an investor in the QAHP through a limited liability entity. Investments in QAHP not meeting the criteria in the new guidance would be accounted for under the equity method or the cost method. The election to use the proportional amortization method is considered an accounting policy decision that should be applied consistently to all QAHP investments. The new guidance is effective for annual and interim reporting periods beginning after December 15, 2014, with early adoption permitted. The Company adopted the guidance in 2014, and has applied the guidance retrospectively to all prior periods. The retrospective adoption included an adjustment to 2012 opening retained earnings of $2.7 million. The impact to all other years presented was minimal. For more information, see Note 2 and Note 8.

Not Yet Adopted

Income Taxes

In July 2013, the FASB issued ASU 2013-11, Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists. The objective of the amendments is to eliminate the diversity in practice in the presentation of unrecognized tax benefits and applies to all entities that have unrecognized tax benefits when a net operating loss carryforward, a similar tax loss, or a tax credit carryforward exists at the reporting date. For nonpublic entities, the amendments are effective for fiscal years, and interim periods within those years, beginning after December 15, 2014. Early adoption is permitted. The amendments should be applied prospectively to all unrecognized tax benefits that exist at the effective date. Retrospective application is permitted. The Company is evaluating the effects of this new guidance and does not expect there to be a material impact on the financial statements.

18

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 3 — NEW ACCOUNTING PRONOUNCEMENTS (continued)

Not Yet Adopted (continued)

Revenue Recognition

In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers. The objective of the amendments in this Update is to clarify the principles for recognizing revenue and to develop a common revenue standard for U.S. GAAP and International Financial Reporting Standards (IFRS) that would (1) remove inconsistencies and weaknesses from revenue requirements, (2) provide a more robust framework for addressing revenue issues, (3) improve comparability of revenue recognition practices across entities, industries, jurisdictions and capital markets, (4) provide more useful information to users of financial statements through improved disclosure requirements, and (5) simplify the preparation of financial statements by reducing the number of requirements to which an entity must refer. Insurance contracts are specifically excluded from the guidance, but this could impact the Company’s non-insurance revenues. For nonpublic entities, the pronouncement is effective for fiscal years beginning after December 15, 2017, and interim periods within fiscal years beginning after December 15, 2008. Nonpublic entities may also elect early adoption for fiscal years beginning after December 15, 2016. The Company is evaluating the effects of this new guidance and has not yet determined the impact on the financial statements.

Extraordinary and Unusual Items

In January 2015, the FASB issued ASU 2015-01, Income Statement — Extraordinary and Unusual Items. The objective of the amendment in this Update is to simplify income statement classification by removing the concept of extraordinary items from U.S. GAAP. Under the new guidance, the requirement to separately disclose extraordinary items (items that are both unusual and infrequent), net of tax, after income from continuing operations will no longer be allowed. The existing requirement to separately present items that are of an unusual nature or occur infrequently on a pre-tax basis within income from continuing operations has been retained, but has been expanded to include similar presentation of items that are both unusual and infrequent. The pronouncement is effective for fiscal years beginning after December 15, 2015. Early adoption is permitted, but only as of the beginning of the fiscal year of adoption. Upon adoption, a reporting entity may elect prospective or retrospective application. If adopted prospectively, both the nature and amount of any subsequent adjustments to previously reported extraordinary items must be disclosed. The Company is evaluating the effects of this new guidance and does not expect there to be a material impact on the financial statements.

Consolidation

In February 2015, the FASB issued ASU 2015-02, Consolidation (Topic 810) — Amendments to the Consolidation Analysis which provides targeted improvements to consolidation guidance with respect to limited partnerships and other similarly structured entities. The new guidance addresses instances where a reporting entity consolidates another entity when the reporting entity is simply acting on the behalf of others, among other related issues. While the guidance is targeted, the application is relevant for all companies that are required to assess whether or not to consolidate certain entities. The guidance is effective in the first quarter of 2016, and early adoption is permitted. The Company is currently assessing the impact the implementation of this guidance will have on its consolidated financial statements.

NOTE 4 — FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the exit price) in an orderly transaction between market participants at the measurement date.

FASB ASC 820, Fair Value Measurement (“ASC 820”) requires consideration of three broad valuation techniques: (i) the market approach, (ii) the income approach, and (iii) the cost approach. Entities are required to determine the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs. The guidance prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available.

19

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 4 — FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES (continued)

The Company has categorized its assets and liabilities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Company categorizes financial assets and liabilities recorded at fair value on the December 31, 2014 balance sheet as follows:

•                  Level 1 - Unadjusted quoted prices accessible in active markets for identical assets or liabilities at the measurement date. The types of assets and liabilities utilizing Level 1 inputs include equity securities listed in active markets, U.S. Treasury securities, and certain short term investments including money markets. Separate account assets classified within this level principally include mutual funds.

•                  Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly through corroboration with observable market data (market-corroborated inputs). The types of assets and liabilities utilizing Level 2 inputs generally include U.S. agency and government securities, mortgage-backed securities (“MBSs”) and asset-backed securities (“ABSs”), corporate debt, private placement investments, preferred stocks, and derivatives, including options and interest rate swaps, and short term investments. Generally, the Company considers bonds Level 2 as market activity is not deemed to be substantial enough to warrant classification as an active market. Separate account assets classified within this level are generally similar to those classified within this level for the general accounts.

•                  Level 3 - Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimate about the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs. Generally, the types of assets and liabilities utilizing Level 3 valuations are limited partnerships and embedded derivative liabilities.

In many situations, inputs used to measure the fair value of an asset or liability position may fall into different levels of the fair value hierarchy. In these situations, the Company will determine the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value. In most cases, both observable (e.g., changes in interest rates) and unobservable (e.g., changes in risk assumptions) inputs are used in the determination of fair values that the Company has classified within Level 3. Consequently, these values and the related gains and losses are based upon both observable and unobservable inputs. The Company’s fixed maturities included in Level 3 are classified as such as they are primarily priced by independent brokers and/or within illiquid markets. If inputs to pricing models that were previously unobservable become observable, then an asset or liability can be transferred from Level 3 to Level 2.

Determination of fair values

The valuation methodologies used to determine the fair values of assets and liabilities under the “exit price” notion reflect market-participant objectives and are based on the application of the fair value hierarchy that prioritizes relevant observable market inputs over unobservable inputs. The Company determines the fair values of certain financial assets and financial liabilities based on quoted market prices where available and where prices represent fair value. The Company also determines fair value based on future cash flows discounted at the appropriate current market rate. Fair values reflect adjustments for counterparty credit quality, the Company’s default spreads, liquidity, and, where appropriate, risk margins on unobservable parameters. In the event that the Company believes that quoted prices are not representative of the true market value, due to distressed sales or inactive markets, the Company may make adjustments to quoted prices to estimate fair value. For investments in vehicles where the Company has a limited ownership interest (“limited partnerships”) which do not have a readily determinable fair value, the Company estimates fair value of its ownership interest at net asset value (“NAV”) or its equivalent based on information provided by the general partner or investment manager of the limited partnership.

20

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 4 — FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES (continued)

Valuation Techniques

Available-for-sale debt securities and Short term investments - The fair value of AFS securities and short term investments in an active and orderly market (e.g. not distressed or forced liquidation) is determined by management after considering one of four primary sources of information: unadjusted quoted prices accessible in active markets for identical assets or liabilities at the measurement date, third-party pricing services, independent broker quotations, or pricing matrices. Security pricing is applied using a “waterfall” approach whereby publicly available prices are first sought from third-party pricing services; the remaining unpriced securities are submitted to independent brokers for prices; or lastly, securities are priced using an internal pricing matrix. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or cash flows, and prepayments speeds. Based on the typical trading volumes and the lack of quoted market prices for fixed maturities, third-party pricing services will normally derive the security prices from recent reported trades for identical or similar securities, making adjustments through the reporting date based upon available market observable information as outlined above. If there are no recent reported trades, the third-party pricing services and brokers may use matrix or model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and are then discounted at a market rate. Included in the pricing of ABS, commercial mortgage-backed securities (“CMBS”), and residential mortgage-backed securities (“RMBS”) are estimates of the rate of future prepayments of principal over the remaining life of the securities. Such estimates are derived based on the characteristics of the underlying structure and prepayment speeds previously experienced at the interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates.

Prices from third-party pricing services are often unavailable for securities that are rarely traded or are traded only in privately negotiated transactions. As a result, certain securities are priced via independent broker quotations which utilize inputs that may be difficult to corroborate with observable market based data. Additionally, the majority of these independent broker quotations are non-binding. A pricing matrix is used to price securities for which the Company is unable to obtain either a price from a third-party pricing service or an independent broker quotation, by discounting the expected future cash flows from the security by a developed market discount rate utilizing current credit spreads on comparable securities.

The Company has analyzed the third-party pricing services’ valuation methodologies and related inputs, and has also evaluated the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs. Money markets included in short term investments are classified into Level 1 of the fair value hierarchy. Most prices provided by a third-party pricing service are classified into Level 2 because the inputs used in pricing the securities are market observable. Due to a general lack of transparency in the process that brokers use to develop prices, valuations that are based on brokers’ prices are classified as Level 3. Some valuations may be classified as Level 2 if the price can be corroborated.

U.S. government obligations - The fair values of U.S. government obligations, which include U.S. Treasuries, are based on observable broker bids from active market makers and inter-dealer brokers, as well as yield curves from dealers for same or comparable issues. U.S. Treasury securities are actively traded and categorized in Level 1 of the fair value hierarchy.

Government agencies - Government agencies, authorities and subdivisions securities include U.S. agencies and municipal bonds. The fair values of municipal bonds are using market quotations from recently executed transactions, spread pricing models, as well as interest rates. Government agency securities are valued based on market observable yield curves, interest rates, and spreads. Municipal bonds and government agency securities are generally categorized in Level 2 of the fair value hierarchy.

21

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 4 — FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES (continued)

Valuation Techniques

Available-for-sale debt securities and Short term investments (continued) -

Corporates - Corporate bonds as well as ABS securities are valued using cash flow models based on appropriate observable inputs such as market quotes, yield curves, interest rates, and spreads and are generally categorized as Level 2.

Private placements - Fair values of private placement securities are determined using industry accepted models based on observable spreads. These securities are generally categorized in Level 2 of the fair value hierarchy. However, in instances where significant inputs are unobservable, they are categorized in Level 3 of the fair value hierarchy.

Mortgage backed securities - MBS consist primarily of FNMA and GNMA mortgage-backed securities. The fair value of the MBS are valued using cash flow models based on appropriate observable inputs such as market quotes, yield curves, interest rates, and spreads and are generally categorized as Level 2.

AFS equity securities - The fair value of equity securities is based on unadjusted quoted market prices from a third party pricing service as well as primary and secondary broker quotes. These securities are generally categorized in Level 1 for common stocks and Level 2 for preferred stocks.

Trading equity securities - Fair values of exchange traded equity securities are based on unadjusted quoted market prices from pricing services as well as primary and secondary brokers/dealers. Trading equities are categorized into Level 1 of the fair value hierarchy.

Derivatives - Such instruments held by the Company include options, swaptions, interest rate swaps and futures contracts. Fair value of these over the counter (“OTC”) derivative products is calculated using models such as the Black-Scholes option-pricing model, which uses pricing inputs observed from actively quoted markets, and is widely accepted by the financial services industry. The majority of the Company’s OTC derivative products use this and other pricing models, and are categorized as Level 2 of the fair value hierarchy. Fair values of futures are based on quoted prices which are observable. These prices are readily and regularly available in an active market. Therefore, these securities are categorized as Level 1 of the fair value hierarchy.

Other invested assets - Investments in limited partnerships are included in other invested assets. Limited partnerships do not have a readily determinable fair value, and as such, the Company values them at its pro-rata share of the limited partnership’s NAV, or its equivalent. Since these valuations have significant unobservable inputs, they are generally categorized as Level 3 in the fair value hierarchy. Also included in other invested assets are U.S. Treasuries which are categorized as Level 1.

Policyholder account liabilities - This represents the fair value of the embedded derivatives contained in equity-indexed annuity and life contracts are included in policyholder account liabilities. These derivatives are measured based on actuarial and capital market assumptions related to projected cash flows over the expected lives of the contracts.

Option pricing models are used to estimate fair value, taking into account assumptions for future equity indexed credited rates in light of market conditions and policyholder behavior assumptions. The fair value incorporates an explicit risk margin for variance of policyholder behavior and the impact the Company’s own credit rating would have in the view of a market participant. Given the significant unobservable inputs used to value these financial instruments, they are included in Level 3.

22

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 4 — FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES (continued)

Presented below is the fair value of all assets and liabilities subject to fair value determination as of December 31, 2014 (in thousands):

	Level 1		Level 2		Level 3	Not Presented at Fair Value	Total
Assets
AFS debt and equity securities:
U.S. government obligations	$232,765		$—		$—	$—	$232,765
Government agencies, authorities and subdivisions	—		84,662		—	—	84,662
Corporates	—		9,855,998		—	—	9,855,998
Private placements	—		1,772,427		—	—	1,772,427
Mortgage-backed securities	—		4,933,929		—	—	4,933,929
Total AFS debt securities	232,765		16,647,016		—	—	16,879,781
Preferred stock	—		6,767		—	—	6,767
Common stock	36,866		—		5	—	36,871
Total AFS equity securities	36,866		6,767		5	—	43,638
Total AFS debt and equity securities	269,631		16,653,783		5	—	16,923,419
Trading equity securities	14,890		—		—	—	14,890
Derivatives	516		676,653		—	—	677,169
Other invested assets	69,831		—		245,043	179,050	493,924
Short term investments	234,270		36,050		—	—	270,320
Separate account assets	734,757	(1)	26,003	(1)	10,909	—	771,669
Total assets subject to fair value disclosure	$1,323,895		$17,392,489		$255,957	$179,050	$19,151,391

	Level 1	Level 2	Level 3		Not Presented at Fair Value	Total
Liabilities
Policyholder account liabilities	$—	$—	$1,815,568	(2)	$—	$1,815,568
Derivatives	—	358,905	—		—	358,905
Total liabilities subject to fair value disclosure	$—	$358,905	$1,815,568		$—	$2,174,473

(1)         Separate account assets are measured at fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders, whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets as prescribed by ASC 944-80: Financial Services — Insurance — Separate Accounts. Separate account assets are principally comprised of mutual funds, common stocks, and bonds.

(2)         The most sensitive assumption in determining policy liabilities for indexed annuities is the rate used to discount the excess projected contract values. This discount rate reflects the Company’s nonperformance risk. If the discount rates used to discount the excess projected contract values at December 31, 2014 were to change by approximately 100 basis points, the fair value of the embedded derivative would change significantly with an offset to the deferred policy acquisition costs.

23

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 4 — FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES (continued)

The table below summarizes the reconciliation of the beginning and ending balances and related changes for the year ended December 31, 2014 for fair value measurements for which significant unobservable inputs were used in determining each instrument’s fair value (in thousands):

	Beginning Balance	Net Investment Gains/Loss In Earnings (realized and unrealized) (1)	Unrealized in OCI(2)	Purchases	Issuances	Sales	Settlements	Transfer In to Level 3	Transfer Out of Level 3	Ending Balance	Net Investment Gains/Losses In Earnings for Assets and Liabilities Still Held at the Ending Date
Assets
Corporates	$1,145	$—	$(713)	$—	$—	$(432)	$—	$—	$—	$—	$—
Common stock	5	—	—	—	—	—	—	—	—	5	—
Total AFS debt and equity securities	1,150	—	(713)	—	—	(432)	—	—	—	5	—
Other invested assets	193,287	(5,332)	3,574	88,358	—	(62,275)	—	27,431	—	245,043	(5,332)
Separate account assets	10,088	—	531	290	—	—	—	—	—	10,909	—
Total invested assets	$204,525	$(5,332)	$3,392	$88,648	$—	$(62,707)	$—	$27,431	$—	$255,957	$(5,332)

Liabilities
Policyholder account liabilities	$1,673,028	$130,354	$—	$—	$—	$—	$12,186	$—	$—	1,815,568	—
Total liabilities	$1,673,028	$130,354	$—	$—	$—	$—	$12,186	$—	$—	$1,815,568	$—

(1)       Includes (losses) gains on sales of financial instruments, changes in market value of certain instruments, and other-than-temporary impairments.

(2)       Includes changes in market value of certain instruments.

During 2014, there were no significant transfers between fair value Levels 1 and 2. In 2014, certain partnerships were categorized into Level 3 of the fair value hierarchy and are reflected as transfers in.

24

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 4 — FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES (continued)

Presented below is the fair value of all assets and liabilities subject to fair value determination as of December 31, 2013 (in thousands):

	Level 1		Level 2		Level 3	Not Presented at Fair Value	Total
Assets
AFS debt and equity securities:
U.S. government obligations	$10,932		$—		$—	$—	$10,932
Government agencies, authorities and subdivisions	—		89,539		—	—	89,539
Corporates	—		8,802,219		1,145	—	8,803,364
Private placements	—		1,522,644		—	—	1,522,644
Mortgage-backed securities	—		5,042,678		—	—	5,042,678
Total AFS debt securities	10,932		15,457,080		1,145	—	15,469,157
Preferred stock	—		6,241		—	—	6,241
Common stock	84,288		—		5	—	84,293
Total AFS equity securities	84,288		6,241		5	—	90,534
Total AFS debt and equity securities	95,220		15,463,321		1,150	—	15,559,691
Trading equity securities	18,860		—		—	—	18,860
Derivatives	1,059		873,527		—	—	874,586
Other invested assets	5,545		—		193,287	142,773	341,605
Short term investments	300,845		44,455		—	—	345,300
Separate account assets	709,065	(1)	55,028	(1)	10,088	—	774,181
Total assets subject to fair value disclosure	$1,130,594		$16,436,331		$204,525	$142,773	$17,914,223

	Level 1	Level 2	Level 3		Not Presented at Fair Value	Total
Liabilities
Policyholder account liabilities	$—	$—	$1,673,028	(2)	$—	$1,673,028
Derivatives	—	529,695	—		—	529,695
Total liabilities subject to fair value disclosure	$—	$529,695	$1,673,028		$—	$2,202,723

(1)         Separate account assets are measured at fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders, whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets as prescribed by ASC 944-80: Financial Services — Insurance — Separate Accounts. Separate account assets are principally comprised of mutual funds, common stocks, and bonds.

(2)         The most sensitive assumption in determining policy liabilities for indexed annuities is the rate used to discount the excess projected contract values. This discount rate reflects the Company’s nonperformance risk. If the discount rates used to discount the excess projected contract values at December 31, 2013 were to change by approximately 100 basis points, the fair value of the embedded derivative would change significantly with an offset to the deferred policy acquisition costs.

25

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 4 — FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES (continued)

The table below summarizes the reconciliation of the beginning and ending balances and related changes for the year ended December 31, 2013 for fair value measurements for which significant unobservable inputs were used in determining each instrument’s fair value (in thousands):

	Beginning Balance	Net Investment Gains/Loss In Earnings (realized and unrealized) (1)	Unrealized in OCI(2)	Purchases	Issuances	Sales	Settlements	Transfer In to Level 3	Transfer Out of Level 3	Ending Balance	Net Investment Gains/Losses In Earnings for Assets and Liabilities Still Held at the Ending Date
Assets
Corporates	$33,375	$—	$388	$—	$—	$(4,637)	$—	$—	$(27,981)	$1,145	$—
Private placements	19,275	—	—	—	—	(5,190)	—	—	(14,085)	—	—
Common stock	5	—	—	—	—	—	—	—	—	5	—
Total AFS debt and equity securities	52,655	—	388	—	—	(9,827)	—	—	(42,066)	1,150	—
Other invested assets	178,120	(3,591)	1,574	40,647	—	(23,463)	—	—	—	193,287	(3,591)
Separate account assets	—	—	—	10,088	—	—	—	—	—	10,088	—
Total invested assets	$230,775	$(3,591)	$1,962	$50,735	$—	$(33,290)	$—	$—	$(42,066)	$204,525	$(3,591)

Liabilities
Policyholder account liabilities	$1,332,807	$331,224	$—	$—	$—	$—	$8,997	$—	$—	$1,673,028	$—
Total liabilities	$1,332,807	$331,224	$—	$—	$—	$—	$8,997	$—	$—	$1,673,028	$—

(1)       Includes (losses) gains on sales of financial instruments, changes in market value of certain instruments, and other-than-temporary impairments.

(2)       Includes changes in market value of certain instruments.

During 2013, there were no significant transfers between fair value Levels 1 and 2. In 2013, certain corporate bonds and private placements were valued using inputs that were determined to be more observable, as such the bonds moved from Level 3 to Level 2.

26

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 4 — FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES (continued)

Fair Value of Financial Instruments

The carrying values and fair values of financial instruments as of December 31, 2014 and 2013 were as follows (in thousands):

	2014		2013
	Carrying Value	Fair Value	Carrying Value	Fair Value
Mortgage loans	2,331,749	2,474,107	2,261,133	2,384,561
Policy loans	808,598	927,921	786,971	907,259
Investment product liabilities	11,772,836	12,166,237	11,065,776	11,209,604
Debt	467,381	620,550	487,967	551,319

For short term investments, amortized cost approximates fair value.

Mortgage loan fair values are determined using the average of discounted cash flows for the portfolio using current market rates and average durations.

For variable rate policy loans, the unpaid balance approximates fair value. Fixed rate policy loan fair values are determined based on discounted cash flows using the current variable policy loan rate (including appropriate provisions for mortality and repayments).

Investment product liabilities include flexible premium annuities, single premium deferred annuities, and supplementary contracts not involving life contingencies. Investment product fair values are determined using the average of discounted cash flows under different scenarios of future interest rates of A-rated corporate bonds and related changes in premium persistency and surrenders.

Debt fair values are determined using discounted cash flows derived from current interest rates adjusted for the Company’s credit rating.

27

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 5 - INVESTMENTS

Available-for-Sale Debt and Equity Securities

The amortized cost and the fair values of AFS debt securities and the cost for AFS equity securities at December 31, 2014 and December 31, 2013 are as follows (in thousands):

2014	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

AFS debt and equity securities:
U.S. government obligations	$223,191	$22,693	$8	$245,876
Government agencies, authorities and subdivisions	61,315	10,236	—	71,551
Corporate:
Communications	816,456	84,583	1,693	899,346
Consumer & retail	2,247,662	169,870	4,284	2,413,248
Financial institutions	1,910,246	236,594	1,773	2,145,067
Industrial and chemicals	1,459,004	109,399	16,966	1,551,437
REITS	620,402	21,817	3,235	638,984
Transportation	214,849	26,973	258	241,564
Utilities	1,846,386	150,734	30,768	1,966,352
Total corporate	9,115,005	799,970	58,977	9,855,998
Private placements	1,687,316	93,873	8,762	1,772,427
Mortgage-backed securities	4,655,757	303,555	25,383	4,933,929
Total AFS debt securities	$15,742,584	$1,230,327	$93,130	$16,879,781

Preferred stocks	6,767	—	—	6,767
Common stocks	34,665	2,415	209	36,871
Total AFS equity securities	$41,432	$2,415	$209	$43,638

Total AFS debt and equity securities	$15,784,016	$1,232,742	$93,339	$16,923,419

2013	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

AFS debt and equity securities:
U.S. government obligations	$10,326	$654	$48	$10,932
Government agencies, authorities and subdivisions	82,976	6,563	—	89,539
Corporate:
Communications	712,297	64,185	4,843	771,639
Consumer & retail	2,003,015	150,684	18,494	2,135,205
Financial institutions	1,776,514	196,527	9,227	1,963,814
Industrial and chemicals	1,849,222	140,879	31,020	1,959,081
REITS	418,481	15,491	8,760	425,212
Transportation	198,768	22,560	1,504	219,824
Utilities	1,235,714	103,660	10,785	1,328,589
Total corporate	8,194,011	693,986	84,633	8,803,364
Private placements	1,473,575	71,804	22,735	1,522,644
Mortgage-backed securities	4,866,440	272,641	96,403	5,042,678
Total AFS debt securities	$14,627,328	$1,045,648	$203,819	$15,469,157

Preferred stocks	8,282	—	2,041	6,241
Common stocks	69,929	14,477	113	84,293
Total AFS equity securities	$78,211	$14,477	$2,154	$90,534

Total AFS debt and equity securities	$14,705,539	$1,060,125	$205,973	$15,559,691

28

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 5 — INVESTMENTS (continued)

Available-for-Sale Debt and Equity Securities (continued)

Unrealized gains (losses) on available-for-sale debt and equity securities included as a component of accumulated other comprehensive income and changes therein for the years ended December 31 were as follows (in thousands):

	2014	2013	2012

Net unrealized (losses) gains on AFS securities	$284,961	$(873,517)	$488,825
Net unrealized gains on separate accounts	513	1,277	618
Net unrealized gains on other invested assets	3,575	1,572	11,381
Related deferred policy acquisition costs	(54,110)	292,539	(139,637)
Related loss reserve	(2,316)	7,121	(21,975)
Related reserves	(40,922)	—	—
Related deferred income taxes	(45,043)	143,931	(108,066)
Related policyholder dividend obligation	(63,296)	159,776	(30,912)
Increase in net unrealized (losses) gains	83,362	(267,301)	200,234
Balance, beginning of year	299,454	566,755	366,521
Balance, end of year	$382,816	$299,454	$566,755

	2014	2013
Balance, end of year includes:
Net unrealized gains on available-for-sale securities	$1,138,654	$853,693
Net unrealized gains on separate accounts	6,058	5,545
Net unrealized gains on other invested assets	25,202	21,627
Related deferred policy acquisition costs	(320,104)	(265,994)
Related loss reserve	(17,170)	(14,854)
Related reserves	(40,922)	—
Related deferred income taxes	(206,536)	(161,493)
Related policyholder dividend obligation	(202,366)	(139,070)
Balance, end of year	$382,816	$299,454

Net other comprehensive income related to unrealized (losses) gains on available-for-sale securities for 2014, 2013, and 2012 of $83.4 million, ($267.3) million, and $200.2 million, respectively, is presented net of reclassifications to net income for net realized investment gains (losses) during the period of $26.0 million, $19.0 million, and $4.8 million, and net of tax and deferred acquisition cost offsets of $16.6 million, $12.3 million, and $3.2 million, respectively.

The amortized cost and fair values of debt securities by contractual maturity at December 31, 2014, are shown below (in thousands). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

Maturity Schedule

	Amortized cost	Fair Value
Due in one year or less	$523,857	$535,918
Due after one yr through 5 yrs	3,004,750	3,294,638
Due after 5 yrs through 10 yrs	5,215,006	5,387,934
Due after ten years	2,343,214	2,727,362
Mortgage-backed securities	4,655,757	4,933,929
Total	$15,742,584	$16,879,781

29

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 5 — INVESTMENTS (continued)

Available-for-Sale Debt and Equity Securities (continued)

The Company determines the cost of investments sold based on average cost. Proceeds from sales of available-for-sale debt and equity securities for the years ended December 31, 2014, 2013, and 2012 were $605.3 million, $270.2 million, and $461.8 million, respectively. Gross realized gains on sales of available-for-sale debt securities for the years ended December 31, 2014, 2013, and 2012 were $24.5 million, $16.1 million, and $15.8 million, respectively. Gross realized losses on sales of available-for-sale debt securities for the years ended December 31, 2014, 2013, and 2012 were $0.1 million, $2.3 million, and $1.3 million, respectively. Gross realized gains on available-for-sale equity securities for the years ended December 31, 2014, 2013, and 2012 were $14.6 million, $4.8 million, and $0.8 million, respectively. Gross realized losses on available-for-sale equity securities for the years ended December 31, 2014, 2013, and 2012 were $0.4 million, $0.1 million, and $0.1 million, respectively.

The Company recognized the following realized losses resulting from other-than-temporary declines in fair value for the years ended December 31, (in millions):

	2014	2013	2012

Debt securities	$3.8	$9.7	$19.4
Common and preferred equity securities	2.2	0.6	—
Limited partnerships	5.2	3.6	2.1
Total	$11.2	$13.9	$21.5

See Note 2 for additional information on the factors considered in determining whether declines in the fair value of investments are other-than-temporary.

Gross unrealized losses and investment fair values, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2014 were as follows (in thousands):

	Less than 12 months		12 months or more		Total
2014	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Description of Securities
Government agencies, authorities and subdivisions	$2,212	$5	$200	$3	$2,412	$8
Corporate:
Communications	49,960	1,001	20,287	692	70,247	1,693
Consumer & retail	149,899	1,729	128,744	2,555	278,643	4,284
Financial institutions	47,203	1,162	29,710	611	76,913	1,773
Industrial and chemicals	213,274	9,532	93,834	7,434	307,108	16,966
REITS	59,454	2,047	49,542	1,188	108,996	3,235
Transportation	2,374	25	10,898	233	13,272	258
Utilities	469,748	25,906	57,763	4,862	527,511	30,768
Total corporate	991,912	41,402	390,778	17,575	1,382,690	58,977
Private placements	202,883	6,117	69,353	2,645	272,236	8,762
Mortgage-backed securities	67,453	3,052	553,257	22,331	620,710	25,383
Subtotal debt securities	1,264,460	50,576	1,013,588	42,554	2,278,048	93,130
Preferred stock	—	—	—	—	—	—
Common stock	6,260	209	—	—	6,260	209
Total securities	$1,270,720	$50,785	$1,013,588	$42,554	$2,284,308	$93,339

30

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 5 — INVESTMENTS (continued)

Available-for-Sale Debt and Equity Securities (continued)

Gross unrealized losses and investment fair values, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2013 were as follows (in thousands):

	Less than 12 months		12 months or more		Total
2013	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Description of Securities
Government agencies, authorities and subdivisions	$1,633	$48	$—	$—	$1,633	$48
Corporate:
Communications	114,884	4,843	—	—	114,884	4,843
Consumer & retail	414,471	16,785	16,043	1,709	430,514	18,494
Financial institutions	211,952	9,045	15,812	182	227,764	9,227
Industrial and chemicals	500,754	25,393	46,569	5,627	547,323	31,020
REITS	175,721	8,760	—	—	175,721	8,760
Transportation	14,430	896	5,602	608	20,032	1,504
Utilities	214,593	9,520	13,064	1,265	227,657	10,785
Total corporate	1,646,805	75,242	97,090	9,391	1,743,895	84,633
Private placements	480,422	20,870	18,627	1,865	499,049	22,735
Mortgage-backed securities	1,616,301	79,002	74,255	17,401	1,690,556	96,403
Subtotal debt securities	3,745,161	175,162	189,972	28,657	3,935,133	203,819
Preferred stock	—	—	6,241	2,041	6,241	2,041
Common stock	2,600	61	238	52	2,838	113
Total securities	$3,747,761	$175,223	$196,451	$30,750	$3,944,212	$205,973

In 2014, of the $50.6 million total unrealized losses on debt securities in the less than 12 months category, $41.4 million total unrealized losses are in the corporate bond portfolio. The unrealized losses are concentrated in the utilities and industrial and chemical sectors. In 2014, the Barclays US Corporate Investment Grade Index, an investment grade corporate bond index, widened by approximately 18 basis points from 115 basis points at the beginning of the year to 133 basis points at the end of the year. Over the same time period, the Barclays US Corporate High Yield Index widened by approximately 91 basis points from a beginning level of 428 basis points to a year end level of 519. The spread widening in both investment-grade and high-yield corporate bonds was concentrated in the energy sector, as the Barclays US Corporate Investment Grade Energy Index widened by approximately 90 basis points from 119 basis points at the beginning of 2014 to 199 basis points at the end of the year. Despite the overall favorable credit environment in 2014, the group holds and monitors some individual credits that experienced adverse price action during this timeframe.

Of the $42.6 million unrealized losses on debt securities in the 12 months or more category, $17.6 million was in the corporate bond portfolio concentrated in the industrial and chemical and utilities categories. Based upon the facts and circumstances surrounding the individual securities, the Company’s assessment around the probability of all contractual cash flows, and the Company’s ability and intent to hold the individual securities to maturity or recovery, the Company believes that the unrealized losses on these bonds at December 31, 2014 are temporary.

The debt securities in an unrealized loss position for 12 months or more are attributable to $22.3 million of mortgage-backed securities of which $19.2 million are concentrated in CMBS, agency-backed pass through pools, and agency-backed CMO’s. The majority of the unrealized loss position in these securities is attributable to the flattening of the yield curve since 2012, and is not reflective of credit spread increases. The Company has no intention to sell these securities nor are there any requirements to sell these securities.  The Company will continue to monitor these holdings for any underlying deterioration in future quarters that would indicate that an individual security will not recover. At that time the Company will record OTTI as appropriate.

31

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 5 — INVESTMENTS (continued)

Trading Equity Securities

These securities represent investments by the Company in the Sentinel Funds. SAMI has a contract with the Sentinel Funds (“Funds”), renewed annually, to manage the assets of the Funds. For the years ended December 31, 2014, 2013, and 2012 the equity securities held in the trading category recorded $2.0 million, $1.3 million, and $1.2 million, respectively, of net investment income. The cost of trading securities held at December 31, 2014 and 2013 was $14.7 million and $16.8 million respectively.

The total return on these equity investments is intended to offset the net appreciation or depreciation in value of certain defined contribution deferred compensation liabilities. The net change in deferred compensation liabilities is included in operating expenses.

Mortgage Loans and Real Estate

The distributions of mortgage loans and real estate at December 31 were as follows (in thousands):

	2014	2013
Geographic Region
New England	5.1%	3.4%
Middle Atlantic	5.4	4.0
East North Central	17.4	19.4
West North Central	6.5	4.9
South Atlantic	22.3	22.6
East South Central	5.5	5.5
West South Central	13.1	14.0
Mountain	9.4	10.0
Pacific	15.3	16.2
Total	100.0%	100.0%

Property Type
Apartment	18.0%	18.2%
Retail	22.9	22.7
Office Building	37.5	37.7
Industrial	15.3	16.1
Hotel/Motel	0.2	0.4
Other Commercial	6.1	4.9
Total	100.0%	100.0%

Mortgage loans	$2,331,749	$2,261,133
Real estate	54,041	46,839
Total mortgage loans and real estate	$2,385,790	$2,307,972

32

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 5 — INVESTMENTS (continued)

Mortgage Loans and Real Estate (continued)

The Company applies a consistent and disciplined approach to evaluating and monitoring credit risk, and monitors credit quality on an ongoing basis. Quality ratings are based on internal evaluations of each loan’s specific characteristics, considering a number of key inputs. The two most significant contributors to the credit quality are debt service coverage and loan-to-value ratios. The debt service coverage ratio measures the amount of property cash flow available to meet annual interest and principal payments on debt. The loan-to-value ratio, commonly expressed as a percentage, compares the amount of the loan to the fair value of the underlying property collateralizing the loan.

The following tables summarize the credit quality of the Company’s commercial mortgage loan portfolio based on loan-to-value and debt service coverage ratios:

	Debt Service Coverage Ratios as of December 31, 2014
	(amounts in millions)
						Total
	Greater than	1.5x to	1.25x to	1.0x to	Less than	Carrying
LTV Range	2.0x	2.0x	1.5x	1.25x	1.0x	Value
< 50%	160.0	$153.2	$33.7	$43.9	$5.9	$396.7
50% - 60%	250.8	231.8	59.0	23.0	20.1	584.7
60% - 70%	74.0	443.6	191.5	22.0	17.1	748.2
70% - 80%	15.4	163.3	116.0	58.6	11.1	364.4
80% - 90%	6.4	20.8	60.0	18.0	21.4	126.6
> 90%	—	28.0	25.5	10.3	48.8	112.6
Total	$506.6	$1,040.7	$485.7	$175.8	$124.4	$2,333.2

	Debt Service Coverage Ratios as of December 31, 2013
	(amounts in millions)
						Total
	Greater than	1.5x to	1.25x to	1.0x to	Less than	Carrying
LTV Range	2.0x	2.0x	1.5x	1.25x	1.0x	Value
< 50%	$179.1	$129.4	$36.3	$5.2	$0.6	$350.6
50% - 60%	121.5	267.4	33.0	34.5	7.8	464.2
60% - 70%	85.4	511.9	137.3	47.2	14.5	796.3
70% - 80%	40.8	135.6	109.1	58.0	37.0	380.5
80% - 90%	—	32.2	33.9	44.8	38.1	149.0
> 90%	2.0	14.7	28.8	17.5	60.0	123.0
Total	$428.8	$1,091.2	$378.4	$207.2	$158.0	$2,263.6

The difference between the total carrying value reflected in the tables above and the carrying value reflected in the Consolidated Balance Sheets is due to the related valuation allowance which is a general valuation allowance not attributable to any one mortgage.

Mortgage loans and related valuation allowances at December 31 were as follows (in thousands):

	2014	2013
Commercial loans	$2,337,961	$2,271,603
Related valuation allowances	(1,566)	(2,504)
Impaired loans	(4,797)	(7,966)
Market value adjustment on Hedge	151	—
Total	$2,331,749	$2,261,133

33

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 5 — INVESTMENTS (continued)

Mortgage Loans and Real Estate (continued)

The table below includes additional disclosures for impaired loans as of December 31, (in thousands):

	2014	2013	2012
Impaired loans:
Average total investment	$20,180	$19,044	$18,106
Interest income recognized	966	1,078	780
Interest received	743	1,220	520
Unpaid principal balance	17,593	22,768	15,319

The Company reviewed loans where there were indicators of potential impairments based on certain criteria, including macro-economic factors and loan specific indicators, in accordance with accounting guidance. As a result of this review, a loan valuation allowance was established for $1.6 million and $2.5 million for the years ended December 31, 2014 and 2013, respectively, with the change in valuation allowance recorded in realized gains/losses.

Activity in the valuation allowances for mortgage loans for the years ended December 31 was as follows (in thousands):

	2014	2013	2012
Changes to previously established valuation allowances	$(938)	$(12,052)	$1,020
Balance, beginning of year	2,504	14,556	13,536
Balance, end of year	$1,566	$2,504	$14,556

Mortgage Loans Modified in a Troubled Debt Restructuring

The Company has a high quality, well performing commercial mortgage loan portfolio. For a small portion of the portfolio, classified as troubled debt restructuring, the Company grants concessions related to the borrowers’ financial difficulties. Generally, the types of concessions include: 1) reduction of the contractual interest rate, 2) extension of the maturity date at an interest rate lower than current market interest rates and/or 3) a reduction of accrued interest. The Company considers the amount, timing and extent of the concession granted in determining any impairment or changes in the specific valuation allowance recorded in connection with the troubled debt restructuring. Through the portfolio monitoring process, the Company may have recorded a specific valuation allowance prior to the quarter when the loan was modified in a troubled debt restructuring. Accordingly, the carrying value (after specific valuation allowance) before and after modification through a troubled debt restructuring may not change significantly.

At December 31, 2014, the Company had two mortgage loans which were modified during the period in a troubled debt restructuring. After restructuring, these loans had a subsequent payment default. Payment default is determined in the same manner as delinquency status — when interest and principal payments are 90 days past due.

At December 31, 2013, the Company had five mortgage loans with aggregate impairments of $1.8 million which were modified during the period in a troubled debt restructuring.

34

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 5 — INVESTMENTS (continued)

Net Investment Income

The components of net investment income for the years ended December 31 were as follows (in thousands):

	2014	2013	2012
		(as adjusted)	(as adjusted)

Debt securities interest	$805,164	$766,757	$773,313
Equity securities dividends	4,432	5,329	4,225
Mortgage loan interest	125,904	130,576	122,749
Policy loan interest	40,886	40,010	40,266
Real estate income	8,525	6,750	7,841
Derivative income	199,074	334,341	113,333
Partnership distributions	24,594	22,556	16,336
Other investment income	740	47	431
Gross investment income	1,209,319	1,306,366	1,078,494
Less: investment expenses	(23,219)	(20,960)	(20,098)
Less: valuation allowance on mortgage loans	—	12,052	(1,020)
Net investment income	$1,186,100	$1,297,458	$1,057,376

The following summarizes the components of net realized investment gains (losses), including other than temporary impairments, by investment category for the years ended December 31 (in thousands):

	2014	2013	2012
Debt securities	$25,878	$5,248	$(2,844)
Equity securities	12,046	5,109	751
Mortgage loans	(1,481)	(5,598)	(4,188)
Partnerships	(5,332)	(3,595)	(2,068)
Other invested assets	(1,452)	(1,478)	285
Real estate	1,170	(4,429)	752
Property and equipment	(6,144)	—	—
Total	$24,685	$(4,743)	$(7,312)

Derivatives

The Company purchases OTC options and exchange-traded futures on the S&P 500, Russell 2000, and MSCI Emerging Markets indexes to hedge obligations relating to indexed products. These instruments and their related indexed embedded derivative obligations do not qualify for hedge accounting and, therefore, changes in their fair value are included within net investment income in the Consolidated Statements of Comprehensive Income. Call options purchased are included in derivatives on the Consolidated Balance Sheets and are carried at fair value. Call options written are included in the derivatives liability and carried at fair value.

The Company purchases options only from highly rated counterparties. However, in the event a counterparty fails to perform, the Company’s loss would be equal to the fair value of the net options held from that counterparty. The Company held collateral from counterparties as secured OTC call options to mitigate a portion of this risk in the amount of $235.1 million as of December 31, 2014. The Company utilizes a scale based on credit rating of the counterparty to determine the appropriate amount of counterparty risk. As of December 31, 2014, there was no derivative counterparty exposure that exceeded $19.4 million, net of collateral.

35

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 5 — INVESTMENTS (continued)

Derivatives (continued)

Indexed annuity and life contracts are included in policyholder account liabilities and consist of a combination of underlying host contract and embedded derivative values. The embedded derivative component is based on the fair value of the contracts’ expected participation in future increases in the S&P 500, Russell 2000, or MSCI Emerging Markets indexes. The fair value of the embedded derivative component includes assumptions about future interest rates and interest rate structures, future costs for options used to hedge the contract obligations, projected withdrawal and surrender activity, and the level and limits on contract participation in any future increases in the S&P 500, Russell 2000, or MSCI Emerging Markets indexes. The Company incorporated two additional requirements in determining the fair value of a financial liability: (1) reflection of the reporting company’s nonperformance risk and (2) reflection of a risk margin. The Company did not elect hedge accounting for any of those transactions, and therefore, changes in their fair value are included in the Consolidated Statements of Comprehensive Income. The embedded derivative value was $1,815.6 million and $1,673.0 million at December 31, 2014 and 2013 respectively.

The Company credits interest on policyholder account liabilities based on S&P 500, Russell 2000, and MSCI Emerging Markets index performance at participation rates and with certain caps on returns. These participation rates and caps are set each policy year. The Company economically hedges this annual exposure, at the time the participation rates and caps are set, by purchasing S&P 500, Russell 2000, and MSCI Emerging Markets index based derivatives in an amount that approximates the obligation of the Company to credit interest at the end of the year with adjustments for lapse assumptions. Since the derivatives purchased are based on the same indexes that the crediting rates are based upon, they substantially offset the market risk associated with the crediting rate in the policy year being hedged. Since these movements are so closely correlated, there has not been any significant hedging ineffectiveness in the years ended December 31, 2014 and 2013.

The Company enters into interest rate swaps to reduce market risks from changes in interest rates. These swaps are used to hedge changes in fair value. The Company designates interest rate swaps as fair value hedges when they have met the requirements to be deemed fair value hedges. The interest rate swaps are used to convert fixed rate assets to floating rate. The Company recognizes gains and losses on the swaps along with the related hedged items within net investment income on the Consolidated Statements of Comprehensive Income. For the year ended December 31, 2014, the Company recognized a loss of $0.6 million on the interest rate swaps and a corresponding gain on the fixed maturity securities of $0.4 million. Ineffectiveness recognized through net investment income was a $0.2 million loss.

The net notional amount of options purchased, options written, and those embedded in policy liabilities, all related to equity indexed products for the current policy year, is essentially nil. The notional amounts and the fair value of derivatives at December 31 were as follows (in thousands):

	2014			2013		Primary Underlying
	Notional	Fair Value		Notional	Fair Value	Risk Exposure

Options purchased	$7,642,970	$675,055		$6,720,780	$870,599	Equity market
Options written	(6,882,470)	(358,905)		(6,089,880)	(529,664)	Equity market
Swaptions purchased	500,000	1,601		500,000	2,928	Interest rates
Interest rate swaps	34,100	(558	)(1)	—	—	Interest rates
Futures purchased	18,098	516		4,875	1,059	Equity market
Credit default swaps	—	—		5,000	(31)	Credit
Net fair market value		$317,709			$204,511

(1) Interest rates swaps are reflected net of cash margin collateral of $0.55 million in the Consolidated Balance Sheets.

36

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 6 — REINSURANCE

The Company reinsures certain risks assumed in the normal course of business. For individual life products sold on or after August 16, 2004, the Company generally retains no more than $2.0 million of risk on any person (excluding accidental death benefits and dividend additions). For individual life products sold after 2001 but prior to August 16, 2004, the Company generally retains no more than $1.0 million of risk on any person (excluding accidental death benefits and dividend additions). On individual life business issued prior to 2002, the Company generally retains no more than $3.0 million of risk (excluding accidental death benefits and dividend additions). Reinsurance for life products is ceded under yearly renewable term, coinsurance, and modified coinsurance agreements with various reinsurers.

Disability income products are primarily reinsured under coinsurance and modified coinsurance agreements primarily with Unum Provident Corporation (“UNUM”). Under the terms of the agreements, the Company has agreed to pay UNUM an interest rate of 9.5% on the reserves of original modified coinsurance block and 7.0% on the other modified coinsurance reserves held by the Company. All other rights and responsibilities outlined in the reinsurance agreements between the Company and UNUM remain in force.

Other income on the Consolidated Statements of Comprehensive Income includes income of $4.2 million, $4.5 million, and $5.7 million for 2014, 2013, and 2012, respectively, related to the Company’s disability income reinsurance. Such income is primarily offset by expenses incurred by the Company related to this block of business. Reserve transfers and interest payments under modified coinsurance agreements are included in the Consolidated Statements of Comprehensive Income as a component of increase in policy liabilities expense.

The effects of reinsurance for the years ended December 31 were as follows (in thousands).

	2014	2013	2012
Insurance premiums:
Direct	$291,018	$317,441	$340,293
Reinsurance assumed	906	1,052	929
Reinsurance ceded	(60,295)	(61,926)	(64,480)
Total insurance premiums	$231,629	$256,567	$276,742

Increase in policy liabilities:
Direct	$(94,923)	$(45,627)	$15,391
Reinsurance assumed	0	(54)	1
Reinsurance ceded	43,929	33,847	17,055
Total increase in policy liabilities	$(50,994)	$(11,834)	$32,447

Policy benefits:
Direct	$577,930	$532,348	$481,973
Reinsurance assumed	351	133	539
Reinsurance ceded	(65,610)	(74,672)	(72,448)
Total policy benefits	$512,671	$457,809	$410,064

Policyholders’ dividends:
Direct	$83,921	$79,967	$95,700
Reinsurance ceded	(508)	(543)	(720)
Total policyholders’ dividends	$83,413	$79,424	$94,980

The Company remains liable in the event any reinsurer is unable to meet its assumed obligations. The Company regularly evaluates the financial condition of its reinsurers and concentrations of credit risk of reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. The Company’s largest reserve credit as of December 31, 2014 and 2013 was with Swiss Re for $146.5 million and $147.8 million, respectively. Total life insurance in force as of December 31, 2014 and 2013 was approximately $83.2 billion and $75.0 billion, respectively.

37

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 7 — DEFERRED POLICY ACQUISITION COSTS AND PRESENT VALUE OF FUTURE PROFITS OF INSURANCE ACQUIRED

The table below reflects the changes in the deferred policy acquisition costs asset.

(in thousands)	2014	2013	2012
Balance, beginning of year	$927,742	$546,864	$659,618
Acquisition costs deferred during the year	313,010	259,080	240,045
Amortization during the year	(235,482)	(170,741)	(213,162)
Adjustment through other comprehensive income during the year	(54,110)	292,539	(139,637)
Balance, end of year	$951,160	$927,742	$546,864

The Company holds present value of future profits of insurance acquired (“PVFP”) attributable to two purchased blocks of insurance; the first attributed to an indirect purchase of a two-thirds ownership interest in LSW in February 1996; the second attributed to the indirect purchase of the remaining third ownership interest in July 1999. Amortization of PVFP was $3.9 million, $4.4 million, and $4.9 million for the years ended December 31, 2014, 2013, and 2012, respectively.

Projected amortization of PVFP during the next five years is as follows (in thousands):

Projected
Year	Amortization
2015	$3,500
2016	3,100
2017	2,800
2018	2,600
2019	1,200

38

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 8 — FEDERAL INCOME TAXES

The Company files income tax returns in the U.S. federal and certain state jurisdictions. During 2012, the IRS completed its examination of the Company’s 2008 consolidated federal income tax return. The Company is awaiting Joint Committee approval of the examination results. The Company is no longer subject to U.S federal, state, and local income tax examinations by tax authorities for years prior to 2008. During 2014, the IRS started its examination of the Company’s 2010, 2011 and 2012 consolidated federal income tax returns.

The components of federal income taxes and a reconciliation of the expected and actual federal income taxes and income tax rates for the years ended December 31 were as follows (in thousands):

			2013		2012
	2014		(as adjusted)		(as adjusted)
	Amount	Rate	Amount	Rate	Amount	Rate
Current	$19,809		$21,010		$27,556
Deferred	42,057		35,770		20,837
Total income tax expense	$61,866		$56,780		$48,393

Expected income taxes	$72,164	35.0%	$65,675	35.0%	$57,384	35.0%
Dividends received deduction	(2,478)	(1.2)	(1,840)	(1.0)	(1,889)	(1.1)
Affordable housing tax credit	(16,435)	(8.0)	(15,232)	(8.1)	(11,975)	(7.3)
Corporate owned life insurance	(3,250)	(1.6)	(3,230)	(1.7)	(3,631)	(2.2)
Other, net	2,652	1.3	(176)	(0.1)	(536)	(0.4)
Total without amortization	$52,653		$45,197		$39,353
Effective rate without amortization		25.5%		24.1%		24.0%

Affordable housing tax credit amortization	9,213	4.5	11,583	4.0	9,040	(0.4)
Total income tax expense	$61,866		$56,780		$48,393
Effective federal income tax rate		30.0%		28.1%		27.6%

As discussed in Note 2, Summary of Significant Accounting Policies, in 2014 the Company adopted ASU 2014-01, Accounting for Investments in Qualified Affordable Housing Projects. The prior years were retrospectively adjusted to present the amortization of affordable housing tax credit investments in the current income tax expense line.

The Company paid $10.0 million, paid $10.0 million, and received $1.1 million in federal income taxes during 2014, 2013, and 2012, respectively.

A reconciliation of the beginning to ending amount of unrecognized tax benefits is as follows (in thousands):

	2014	2013
Balance, beginning of year	$8,491	$9,657
Additions/(reductions) based on tax positions related to current year	(1,166)	(1,166)
Balance, end of year	$7,325	$8,491

Total unrecognized tax benefits were $8.2 million at December 31, 2014, including $0.8 million that would impact net income if recognized. The Company does not expect any significant change in liability for federal income tax loss contingencies within the next twelve months.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits in tax expense. During the years ended December 31, 2014, 2013, and 2012, the Company has recognized approximately $0.3 million in expense, $0.1 million in expense, and $1.3 million in benefits, respectively, related to interest and penalties. The Company had approximately $0.8 million and $0.6 million accrued for interest and penalties at December 31, 2014 and 2013, respectively.

39

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 8 — FEDERAL INCOME TAXES (continued)

Components of net deferred income tax assets at December 31 were as follows (in thousands):

		2013
	2014	(as adjusted)
Deferred income tax assets:
Policy liabilities	$363,631	$323,541
Pension and other employee benefits	90,659	57,395
Loss carryforwards	1,487	4,047
Other	2,851	3,737
Total deferred income tax assets	458,628	388,720

Deferred income tax liabilities:
Deferred policy acquisition costs	238,762	236,883
Debt/Equity Securities	36,741	28,191
Other invested assets	3,989	845
Net UCL AFS Debt/Equity Securities	398,791	298,953
PV Future Profits	4,633	6,007
Property and Equipment	27,634	23,610
Total deferred income tax liabilities	710,550	594,489

Total net deferred income tax assets (liabilities)	$(251,922)	$(205,769)

Management believes it is more likely than not that the Company will realize the benefit of deferred tax assets. Therefore, no valuation allowance was recorded as of December 31, 2014 or 2013.

At December 31, 2014, the Company has federal operating loss carryforwards related to the non-life insurance companies of $4.2 million which expire in 2031.

NOTE 9 — BENEFIT PLANS

The Company sponsors a qualified defined benefit pension plan covering substantially all employees. The plan is non-contributory, with benefits for National Life employees hired prior to July 1, 2001, based on an employee’s retirement age, years of service, and compensation near retirement. Benefits for National Life employees hired after June 30, 2001, and other Company employees, are based on the amount credited to the employee’s account each year, which is a factor of the employee’s age, service, and compensation, increased at a specified rate of interest. The Company also sponsors a frozen non-contributory qualified defined benefit plan that provided benefits to employees in the Career channel general agencies. The plan was amended effective January 1, 2004 to freeze plan benefits. No new participants were admitted to the plan after December 31, 2003, and there were no increases in benefits after December 31, 2003 for existing participants. These pension plans are separately funded. Plan assets are primarily bonds, common stocks, and mutual funds held in a Company separate account and funds invested in a group variable annuity contract held in the general account of National Life. None of the securities held in the Company’s separate account were issued by the Company, but some investments are advised by an affiliate.

The Company also sponsors other pension plans, including a non-contributory defined benefit plan for National Life career general agents contracted prior to July 1, 2001 that provides benefits based on years of service and sales levels and a non-contributory defined supplemental benefit plan for certain executives. These defined benefit pension plans are non-qualified and are not separately funded.

40

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 9 — BENEFIT PLANS (continued)

The Company sponsors defined benefit post-retirement plans that provide medical and life insurance benefits to certain retired employees, agency staff, agents, and general agents. Spouses and dependents of participants generally qualify for the medical coverage and dental plans. Substantially all employees who began service prior to July 1, 2001 may be eligible for medical and life insurance retiree benefits if they are employed until retirement age and meet certain minimum service requirements while working for the Company. Substantially all employees beginning service prior to January 1, 2005 may be eligible for life insurance retiree benefits if they reach retirement age and meet certain minimum service requirements while working for the Company.

Medical coverage is contributory, with retiree contributions adjusted annually, and contains cost sharing features such as deductibles and copayments. These post-retirement plans are not separately funded, and the Company, therefore, pays for plan benefits from operating cash flows. The costs of providing these benefits are recognized as they are earned by employees.

Information with respect to the defined benefit plans at December 31 was as follows (in thousands):

	Pension Benefits			Other Benefits
	2014	2013	2012	2014	2013	2012
Change in benefit obligation:
Benefit obligation, beginning of year	$349,373	$374,259	$319,208	$26,457	$29,935	$38,300
Service cost for benefits earned during the period	7,104	7,013	6,749	266	382	1,042
Interest cost on benefit obligation	16,210	13,783	13,887	1,220	1,091	1,671
Plan participants’ contributions	—	—	—	1,231	976	994
Actuarial (gains)/ losses	105,524	(24,945)	53,893	6,201	(3,484)	(8,739)
Benefits paid	(20,293)	(20,737)	(19,478)	(3,289)	(2,443)	(3,333)
Benefit obligation, end of year	457,918	349,373	374,259	32,086	26,457	29,935
Change in plan assets:
Plan assets, beginning of year	243,897	208,014	175,371	—	—	—
Actual income on plan assets	9,073	32,431	17,216	—	—	—
Employer contributions	33,655	24,189	34,905	2,058	2,443	2,339
Plan participants’ contributions	—	—	—	1,231	976	994
Benefits paid	(20,293)	(20,737)	(19,478)	(3,289)	(3,419)	(3,333)
Plan assets, end of year	266,332	243,897	208,014	—	—	—
Funded Status	$(191,586)	$(105,476)	$(166,245)	$(32,086)	$(26,457)	$(29,935)

	Pension Benefits			Other Benefits
	2014	2013	2012	2014	2013	2012
Amounts recognized in the Consolidated
Balance Sheets:
Pension and other post-retirement benefit obligations liability	$19,493	$41,605	$48,491	$30,337	$33,528	$36,391
Accumulated other comprehensive income	172,093	63,871	117,754	1,749	(7,071)	(6,456)
Net amount recognized	$191,586	$105,476	$166,245	$32,086	$26,457	$29,935
Pension and other post-retirement benefit obligations liability	$(191,586)	$(105,476)	$(166,245)	$(32,086)	$(26,457)	$(29,935)
Amounts recognized in accumulated other comprehensive income consists of:
Net actuarial loss	$172,093	$63,871	$117,859	$8,793	$2,987	$6,617
Net prior service costs (benefits)	—	—	(105)	(7,044)	(10,058)	(13,073)
	$172,093	$63,871	$117,754	$1,749	$(7,071)	$(6,456)

41

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 9 — BENEFIT PLANS (continued)

The total accumulated benefit obligation (“ABO”), the accumulated benefit obligation and fair value of plan assets for the Company’s pension plans with accumulated benefit obligations in excess of plan assets, and the projected benefit obligation and fair value of plan assets for pension plans with projected benefit obligations in excess of plan assets as of the measurement date was as follows (in thousands):

	2014	2013	2012
Total Accumulated Benefit Obligation	$419,910	$335,384	$359,497
Plans with ABO in excess of plan assets:
ABO	419,910	335,384	359,497
Fair value of plan assets (1)	266,369	244,395	207,767
Plans with PBO in excess of plan assets:
PBO	457,918	349,373	374,259
Fair value of plan assets (1)	266,369	244,395	207,767

(1)   The difference to total plan assets shown on the prior page is due to accrual for income and liabilities that are not carried at fair value.

The components of net periodic benefit cost for the years ended December 31 were as follows (in thousands):

	Pension Benefits			Other Benefits
	2014	2013	2012	2014	2013	2012
Service cost for benefits earned during the period	$7,104	$7,013	$6,749	$266	$382	$1,042
Interest cost on benefit obligation	16,210	13,783	13,887	1,220	1,091	1,671
Expected (income) on plan assets	(17,060)	(14,566)	(12,379)	—	—	—
Net amortization of actuarial losses (gains)	5,289	11,175	7,212	396	1,121	256
Amortization of prior service costs (benefits) and plan amendments	—	(38)	(67)	(3,014)	(3,014)	(185)
Net periodic benefit cost (included in operating expenses)	$11,543	$17,367	$15,402	$(1,132)	$(420)	$2,784

Other changes in plan assets and benefit obligations recognized in other comprehensive income (in thousands):

	Pension Benefits			Other Benefits
	2014	2013	2012	2014	2013	2012
Net gain (loss)	$(113,511)	$42,746	$(36,664)	$(6,202)	$1,278	$(3,456)
Prior service (cost) benefit	—	—	—	—	—	12,195
Amortization of (gain) loss	5,289	11,175	7,212	396	1,121	256
Amortization of prior service cost (benefits)	—	(38)	(67)	(3,014)	(3,014)	(185)
Total recognized in other comprehensive income	$(108,222)	$53,883	$(29,519)	$(8,820)	$(615)	$8,810

Over the next year, the estimated amount of amortization from accumulated other comprehensive income into net periodic benefit cost related to net actuarial losses and prior service benefit is $12.8 million and $3.0 million, respectively.

42

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 9 — BENEFIT PLANS (continued)

The actuarial assumptions used in determining benefit obligations at the measurement dates were as follows:

	Pension Benefits			Other Benefits
	2014	2013	2012	2014	2013	2012
Discount rate	3.85%	4.80%	3.80%	3.85%	4.80%	3.80%
Rate of increase in future compensation levels	3.0% - 5.0%	3.0% - 5.0%	3.0% - 5.0%

The weighted-average assumptions used to determine net periodic benefit cost:

	Pension Benefits			Other Benefits
	2014	2013	2012	2014	2013	2012
Discount rate	4.80%	3.80%	4.50%	4.80%	3.80%	4.50%
Rate of increase in future compensation levels	3.0% - 5.0%	3.0% - 5.0%	3.0% - 5.0%
Expected long termreturn on plan as sets	7.00%	7.00%	7.00%

Included in the pension and other post-retirement benefit obligations liability as reported on the Consolidated Balance Sheets are deferred compensation and employee disability liabilities of $29.0 million and $32.2 million as of December 31, 2014 and 2013, respectively.

Effective January 1, 2013, the cost sharing arrangements associated with the other post-retirement employee benefits were amended. This created a $12.2 million benefit which is included as a prior service cost benefit in other comprehensive income and resulted in a decrease in the other post-retirement benefit liability.

Assumed health care cost trend rates (HCCTR) at December 31, 2014:

Weighted average health care cost trend rate assumed for next year	7.85%
Rate to which the cost trend rate is assumed to decline	5%
Year that the rate reaches the ultimate trend rate	2024

Increasing the assumed HCCTR by one percentage point in each year would increase the accumulated post-retirement benefit obligation (“APBO”) by about $1.6 million and would increase service and interest costs by about $0.1 million. Decreasing the assumed HCCTR by one percentage point in each year would reduce the APBO by about $1.4 million and would reduce service and interest costs by about $0.1 million.

The Company uses the straight-line method of amortization for prior service cost and unrecognized gains and losses.

The percentage distribution of the fair value of total plan assets held as of the measurement date is as follows:

Plan Asset Category	December 31, 2014	December 31, 2013
Fixed income	38%	20%
Equities	55%	61%
Group annuity contract and other	7%	19%
Total	100%	100%

The primary objective is to maximize long-term total return within the investment policy and guidelines. The Company’s investment policy for the plan assets associated with the separately funded plans is to maintain a target allocation of approximately 40%-70% equities, 30%-50% fixed income, and 0 — 10% alternative investments when measured at fair value.

The Company’s expected future long-term rate of return of 7.0% is based upon the combination of current asset mix of equities and fixed income, the Company’s historical and projected experience, and on long-term projections by investment research organizations.

43

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 9 — BENEFIT PLANS (continued)

The concentrations of credit risk associated with the plan assets are shown in the table below (in thousands):

		2014	2013
Equities — unaffiliated	Consumer Discretionary	$—	$13,074
	Consumer Staples	—	5,484
	Energy	—	6,689
	Equity Funds	147,415	49,900
	Financials	—	23,095
	Health Care	—	11,698
	Industrial	—	12,551
	Information Technology	—	19,821
	Materials	—	3,643
	Telecommunication Services	—	1,301
	Utilities	—	601
	Total equities - unaffiliated	147,415	147,857
Fixed income	US Government	—	33,554
	Automotive	—	682
	Chemicals	1,893	2,056
	Consumer Products	1,096	523
	Distributors	—	113
	Energy	1,010	—
	Food and Beverage	5,118	1,903
	Health Care	1,078	—
	Home Construction	—	130
	Independent	—	3,047
	Insurance - Health	1,053	—
	Insurance - Property and Casualty	3,240	494
	Machine Construction	2,087	—
	Manufacturing	2,133	—
	Media	2,085	129
	Metals and Mining	—	274
	Packaging	—	508
	Pharmaceuticals	3,060	—
	Refining	—	2,036
	Technology	1,119	433
	Wireless	1,030	1,851
	Bond Funds	75,300	—
	Total fixed income	101,302	47,733
Short term investments	Money Market Funds - Banking	4,660	29,660
	US Government	—	7,000
	Total short term investments	4,660	36,660
Partnerships		10,909	10,088
Cash		459	1,362
Group annuity		1,373	299
	Total Investments (1) (2)	$266,118	$243,999

(1)         Includes investments totaling $63,404 in 2014 and $49,900 in 2013 advised by the Company’ subsidiary SAMI

(2)         The difference to total plan assets shown of $266,332 for 2014 and $243,897 for 2013 shown in the changes in plan assets are accruals for income and liabilities.

The assets of the Company’s separately funded pension plans are held in the Company’s separate account, and are included on the hierarchy in Note 4.

44

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 9 — BENEFIT PLANS (continued)

The valuation techniques used for the plan assets are:

Common stock - Fair values of common stocks are based on unadjusted quoted market prices from pricing services as well as primary and secondary brokers/dealers. Common stocks are categorized into Level 1 of the fair value hierarchy.

Corporates - Corporate bonds which include bond mutual funds are valued using cash flow models based on appropriate observable inputs such as market quotes, yield curves, interest rates, and spreads. These securities are categorized in Level 2 of the fair value hierarchy.

Partnerships - Investments in limited partnerships do not have a readily determinable fair value, and, as such, the Company values them at its pro-rata share of the limited partnership’s net asset value, or its equivalent. Since these valuations have significant unobservable inputs, they are generally categorized as Level 3 in the fair value hierarchy.

Short term investments - Short term investments consist of mutual funds invested in money market and government agencies. Short term investments in money market funds are categorized in Level 1 of the hierarchy, whereas short term investments in government agencies, which are not traded daily, are categorized in Level 2 of the hierarchy.

Group annuity - This category consists of an investment in a National Life group variable annuity contract. The contract is carried at amortized cost, which approximates fair value. These assets are categorized in Level 2 of the hierarchy.

Mortgage backed securities - MBS consist primarily of FNMA and GNMA mortgage-backed securities. The fair value of the MBS are valued using cash flow models based on appropriate observable inputs such as market quotes, yield curves, interest rates, and spreads.

The valuation of plan assets as of December 31 are as follows (in thousands):

				Not Presented
2014 Fair Value	Level 1	Level 2	Level 3	at Fair Value	Total
Assets
Common Stock	147,415	—	—	—	147,415
Corporates	75,300	26,253	—	—	101,553
Partnerships	—	—	10,909	—	10,909
Cash	459	—	—	—	459
Short term investments	4,660	—	—	—	4,660
Group annuity	—	1,373	—	—	1,373
Total Assets	$227,834	$27,626	$10,909	$—	$266,369
Liabilities
Total Liabilities	—	—	—	(37)	(37)
Total Plan Assets	$227,834	$27,626	$10,909	$(37)	$266,332

				Not Presented
2013 Fair Value	Level 1	Level 2	Level 3	at Fair Value	Total
Assets
Common Stock	147,958	—	—	—	147,958
Corporates	—	14,179	—	—	14,179
Partnerships	—	—	10,088	—	10,088
Mortgage backed securities	—	33,849	—	—	33,849
Cash	1,362	—	—	—	1,362
Short term investments	29,660	7,000	—	—	36,660
Group annuity	—	299	—	—	299
Total Assets	$178,980	$55,327	$10,088	$—	$244,395
Liabilities
Total Liabilities	—	—	—	502	502
Total Plan Assets	$178,980	$55,327	$10,088	$502	$244,897

45

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 9 — BENEFIT PLANS (continued)

The tables below summarize the reconciliation of the beginning and ending balances and related changes for the years ended December 31, 2014 and 2013 for Level 3 fair value measurements for which significant unobservable inputs were used in determining each instrument’s fair value.

2014 Level 3 Assets	Beginning Balance	Net Investment Gain (Loss)	Purchases	Issuances	Sales	Settlements	Transfer In to Level 3	Transfer Out of Level 3	Ending Balance
	(in thousands)
Limited Partnerships	$10,088	$531	$290	$—	$—	$—	$—	$—	$10,909

2013 Level 3 Assets	Beginning Balance	Net Investment Gain (Loss)	Purchases	Issuances	Sales	Settlements	Transfer In to Level 3	Transfer Out of Level 3	Ending Balance
	(in thousands)
Limited Partnerships	$—	$—	$10,088	$—	$—	$—	$—	$—	$10,088

Projected benefit payments for defined benefit obligations, and for projected Medicare Part D reimbursements for each of the five years following December 31, 2014, and in aggregate for the five years thereafter is as follows (in thousands):

	Projected Pension	Projected Other	Projected Medicare
Year	Benefit Payments	Benefit Payments	Part D Reimbursements
2015	$18,934	$2,116	$55
2016	25,594	2,119	57
2017	22,214	2,162	56
2018	23,007	2,203	59
2019	24,706	2,226	60
2020-2024	134,817	11,551	297

The Company’s general policy is to contribute the regulatory minimum required amount into its separately funded defined benefit pension plan. However, the Company may elect to make larger contributions subject to maximum contribution limitations. The Company’s expected contribution for 2015 into its separately funded defined benefit pension plans is approximately $15.0 million to $25.0 million.

The Company provides employee 401(k) plans for its employees. Under the Company’s 401(k) pension plan for employees, eligible employees earning less than a specified amount receive a 75% match up to 6% of an employee’s salary, subject to maximum contribution guidelines. Employees earning more than the specified amount receive a 50% match up to 6% of an employee’s salary, subject to maximum contribution guidelines. Additional employee voluntary contributions may be made to the plans subject to contribution guidelines. Vesting and withdrawal privilege schedules are attached to the Company’s matching contributions.

The Company also provides a 401(k) plan for its regular full-time agents. The Company makes an annual contribution equal to 6.1% of an agent’s compensation up to the Social Security Taxable Wage Base plus 7.5% of the agent’s compensation in excess of the Social Security Taxable Wage Base. In addition, the agent may elect to defer a portion of the agent’s compensation, up to the legal limit on elective deferrals, and have that amount contributed to the plan. Total annual contributions cannot exceed certain limits which vary based on total agent compensation.

Under the Company’s 401(k) plan for agency employees, eligible agency employees receive a matching contribution of 100% of their elective deferrals up to 4% of compensation. The Company provides non-qualified defined contribution deferred compensation plans for certain employees, agents, general agents, and independent directors.

46

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 9 — BENEFIT PLANS (continued)

For all of the Company’s 401(k) plans, accumulated funds may be invested in a group annuity contract issued by National Life or in mutual funds (several of which are sponsored by the Company’s subsidiary, SAMI). These plans are not separately funded. Costs associated with these plans are included in operating expenses. Liabilities for these plans are included in pension and other post-retirement benefit obligations.

NOTE 10 — GOODWILL AND OTHER INTANGIBLES

The Company had goodwill of $7.3 million and intangible assets of $45.7 million at December 31, 2014. In 2014 and 2013, there were no impairments or other reductions recorded.

	December 31, 2014
	(Amounts in millions)
		Accumulated	Carrying
	Gross	Impairments	Value
Goodwill	$7.7	$(0.4)	$7.3
Intangibles - Non-amortizing	47.2	(1.5)	45.7
Total	$54.9	$(1.9)	$53.0

NOTE 11 — DEBT

Debt consists of the following (in thousands):

	2014	2013
7.5% Senior Notes:	$199,367	$199,334

$200 million, maturing August 2033, interest payable semiannually on February 15 and August 15. The notes are unsecured and subordinated to any existing or future indebtedness of NLVF and its subsidiaries.

6.5% Senior Notes:	68,014	68,014

Original issue of $75 million, maturing March 2035, interest payable semiannually on March 15 and September 15. The notes are unsecured and subordinated to any existing or future indebtedness of NLVF and its subsidiaries. In 2009, the Company’s subsidiary, National Life repurchased $7.0 million of the senior note. Interest paid to the subsidiary is eliminated in consolidation.

Note Payable:	—	20,619

$20.6 million, callable at par on May 15, 2010, and maturing on May 15, 2033. The note is unsecured and subordinate to all current and future obligations. The interest rate floats based on LIBOR and resets quarterly. In May 2014, the Company repaid this note and dissolved the trust.

10.5% Surplus Notes:	200,000	200,000
$200 million, maturing September 15, 2039, interest payable semiannually on March 15 and September 15. The notes are unsecured and subordinated to any existing or future indebtedness of National Life.

Total debt	$467,381	$487,967

Interest paid on the 7.5% senior notes was $15.0 million in 2014, 2013, and 2012. Interest paid on the 6.5% senior notes was $4.9 million in 2014, 2013 and 2012. Interest paid on the $20.6 million note payable was $0.3 million in 2014, $0.9 million in 2013, and $1.0 million in 2012. Interest recognized on the 10.5% surplus note was $21.0 million in 2014, 2013, and 2012.

47

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 11 — DEBT (continued)

In May 2014, NLVF repaid the outstanding note payable of $20.6 million plus accrued interest of $0.2 million. The $20.6 million note payable was created via a Trust Preferred Pool of mandatorily redeemable trust preferred stock (“TPS”) which held similar preferred stock from a number of other insurance companies. Upon repayment, the company that was created as part of this transaction, the NL Group Statutory Trust, was dissolved.

National Life has a secured asset-based borrowing capacity of $1.9 billion with FHLB Boston. LSW has a secured asset-based borrowing capacity of $4.1 million with FHLB Dallas. National Life has an outstanding advance with FHLB Boston of $100 million, and LSW has an outstanding advance with FHLB Dallas of $50 million. These advances are considered operating leverage and are included in policyholder account liabilities. For additional information on FHLB see Note 2.

NOTE 12 — COMMITMENTS AND CONTINGENCIES

The Company is subject, in the ordinary course of business, to claims, litigation, arbitration proceedings, and governmental examinations. Although the Company is not aware of any actions, proceedings or allegations that reasonably should give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of any particular matter cannot be foreseen with certainty. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial condition.

The Company is also involved in class action or putative class action litigation. On September 24, 2010, three individuals (including two former policyholders and one now former policyholder) brought a putative class action against LSW concerning their purchases of indexed universal life insurance policies sold in California (SecurePlus Provider and SecurePlus Paragon), which is pending before the U.S. District Court for the Central District of California (the “Court”) and captioned Walker, et al. v. Life Ins. Co. of the Southwest. Plaintiffs assert claims under the California Unfair Competition Law and for fraudulent concealment, alleging that LSW and independent agents did not sufficiently and/or appropriately disclose, in illustrations and otherwise, certain features of the policies, including the amount and duration of certain charges and fees set forth in the policies themselves, the method by which policy values are calculated under the policies, and the potential tax treatment for policy loans under certain circumstances. Plaintiffs seek a variety of alternative forms of relief, including actual and punitive damages or rescission, injunctive relief, and an award of attorneys’ fees. The Company denies engaging in any misconduct, and believes it has meritorious defenses to the claims asserted in Walker. On November 9, 2012, the Court certified a class of all Provider and Paragon policyholders who purchased their policies in California on or after September 24, 2006 and a sub-class of those who received an illustration on or before the date they submitted a policy application. On November 26, 2012, LSW filed a petition with the U.S. Court of Appeals for the Ninth Circuit seeking an interlocutory appeal of the class certification order. On February 27, 2013, LSW’s petition for permission to appeal the District Court’s certification order was denied. On May 20, 2013, the parties appeared before the Court for a show cause hearing regarding why the Court should not decertify the illustration subclass. On May 28, 2013, the Court issued a ruling decertifying the illustration subclass on predominance grounds. On or about August 19, 2013, notice was sent to potential class members advising them of the remaining certified claims and the November 19, 2013 deadline to opt out of the class. On September 10, 2013, Plaintiffs filed a motion for Reconsideration and Leave to Amend the operative Complaint. LSW opposed the motion and, also on September 10, 2013 filed, a Motion to Decertify the remaining class claims. On November 1, 2013, the Court denied both motions. A jury trial on the fraudulent concealment claims was held in April 2014 and resulted in a defense verdict. No liability was found and no damages awarded. The remaining California Unfair Competition law claims are pending before the presiding U.S. District Court Judge. At this time, the Company is unable to predict the outcome or a range of possible outcomes on these claims.

48

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 12 — COMMITMENTS AND CONTINGENCIES (continued)

The Company currently leases rights to the use of certain data processing hardware and software from Perot Systems Corporation, Plano, Texas. The Company extended its agreement with Perot around certain hardware through July 31, 2016. The Company also extended its mainframe lease through January 31, 2017. The following is a schedule of future minimum lease payments as of December 31, 2014 (in thousands).

Year	Contract Obligation
2015	$14,950
2016	10,563
2017	504
Total minimum payments	$26,017

The Company has a multi-year contract for information systems application and infrastructure services from NTT Data, Boston, Massachusetts. The previous contract expired December 31, 2014.  The new contract became effective on January 1, 2015 and expires January 20, 2020. The Company’s remaining obligation under the contract as of the date of the financial statements (in thousands):

Year	Contract Obligation
2015	$19,000
2016	19,000
2017	19,000
2018	19,000
2019	19,000
Total minimum payments	$95,000

Expense paid under the above referenced operating leases with Perot and NTT was $45.4 million, $36.3 million, and $31.6 million for the years ended December 31, 2014, 2013, and 2012, respectively. The expense paid includes the minimum commitment and any variable expenses related to project work performed during the year.

The Company signed a multi-year contract with I-Pipeline which became effective January 1, 2013 through December 31, 2017. The contract provides new business support through electronic application. The Company’s outstanding commitment under the contract as of December 31, 2014 (in thousands):

Year	Contract Obligation
2015	$1,500
2016	1,500
2017	1,500
Total minimum payments	$4,500

The Company’s subsidiary, LSW, is a party to an amended lease agreement with Gaedeke Holdings IX, LLC for its LSW office facilities in Addison, Texas. The expiration date of this agreement is January 31, 2027. Rental expense incurred under this agreement was $0.9 million and $0.7 million in 2014 and 2013, respectively.

49

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 12 — COMMITMENTS AND CONTINGENCIES (continued)

The following is a schedule of future minimum rental payments pursuant to the amended lease as described above:

Year	Contract Obligation
2015	$1,047
2016	1,434
2017	1,558
2018	1,578
2019	1,730
Thereafter	12,486
Total minimum payments	$19,833

Unfunded Commitments — The Company had unfunded partnerships and private placement commitments of $228.6 million, and $25.0 million, respectively, at December 31, 2014. Partnership commitments may be called by the partnership during the commitment period (on average two to five years) to fund the purchase of new investments and partnership expenses. Once the commitment period expires, the Company is under no obligation to fund the remaining unfunded commitment but may elect to do so.

NOTE 13 — NATIONAL LIFE CLOSED BLOCK

National Life established and began operating the Closed Block on January 1, 1999. The Closed Block was established pursuant to regulatory requirements as part of the reorganization into a mutual holding company corporate structure. The Closed Block was established for the benefit of policyholders of participating policies in force at December 31, 1998, and includes traditional dividend paying life insurance policies, certain participating term insurance policies, dividend paying flex premium annuities, and other related liabilities. The Closed Block’s primary purpose is to protect the policy dividend expectations related to these policies. The Closed Block is expected to remain in effect until all policies within the Closed Block are no longer in force. Assets assigned to the Closed Block at January 1, 1999, together with projected future premiums and investment returns, are reasonably expected to be sufficient to pay out all future Closed Block policy benefits, expenses, and taxes. Such benefits include dividends paid out under the current dividend scale, adjusted to reflect future changes in the underlying experience. The assets and liabilities allocated to the Closed Block are recorded in the Company’s financial statements on the same basis as other similar assets and liabilities. Based on current projections, Closed Block assets are sufficient to meet all future obligations. National Life remains contingently liable for all contractual benefits and expenses of the Closed Block.

If actual cumulative Closed Block earnings are greater than expected cumulative earnings, only the expected earnings will be recognized in net income of the Company. Actual cumulative earnings in excess of expected earnings represent undistributed earnings attributable to Closed Block policyholders.

These excess earnings are recorded as a policyholder dividend obligation (included in policyholders’ dividend liability) to be paid to Closed Block policyholders unless offset by future results that are less than expected. If actual cumulative performance is less favorable than expected, only actual earnings will be recognized in income. In 2014, the Company recorded a policyholder dividend obligation of $13.8 million. In 2013 and 2012, due to unfavorable experience, there was no policyholder dividend obligation recorded on the Consolidated Balance Sheets. Similarly, unrealized gains on Closed Block investments may increase the policyholder dividend obligation liability. Unrealized gains in the Closed Block generated a policyholder dividend obligation through accumulated other comprehensive income of $202.4 million, $139.1 million, and $298.8 million at December 31, 2014, 2013 and 2012, respectively. These gains and their related policyholder dividend obligation and income tax offsets are included in other comprehensive income. The total policyholder dividend obligation at December 31, 2014 and 2013 was $216.2 million and $139.1 million, respectively.

50

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 13 — NATIONAL LIFE CLOSED BLOCK (continued)

Summarized financial information for the Closed Block effects included in the consolidated financial statements as of December 31, 2014 and 2013, and for the three years ended December 31, 2014, 2013 and 2012 is as follows (in thousands):

	2014	2013

Liabilities:
Policy liabilities and accruals	$3,553,967	$3,594,767
Other liabilities	—	—
Total liabilities	$3,553,967	$3,594,767

Assets:
Cash	$330	$4,818
Short term investments	—	43,000
Available-for-sale debt and equity securities	2,626,323	2,540,830
Mortgage loans	190,296	228,215
Policy loans	424,447	444,968
Accrued investment income	35,270	36,137
Premiums and fees receivable	6,917	6,772
Other assets	42,125	48,352
Total assets	$3,325,708	$3,353,092

Excess of reported liabilities over assets	$228,259	$241,675
Closed Block accumulated other comprehensive loss	—	—
Unrealized loss and liabilities	$228,259	$241,675

51

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 13 — NATIONAL LIFE CLOSED BLOCK (continued)

	2014	2013	2012

Revenues:
Insurance premiums and other income	$125,453	$146,121	$169,072
Net investment income	153,618	169,674	177,161
Net realized investment gain (loss)	22,086	(500)	1,765

Total revenues	$301,157	$315,295	$347,998

Benefits and Expenses:
Decrease in policy liabilities	(102,746)	(69,023)	(33,182)
Policy benefits	295,728	280,967	259,757
Policyholders’ dividends and dividend obligations	72,535	70,126	86,910
Interest credited to policyholder account liabilities	8,006	8,505	10,151
Operating expenses	5,696	6,059	5,995
Commission expenses	1,286	1,399	1,552

Total benefits and expenses	$280,505	$298,033	$331,183

Pre-tax results of operations	20,652	17,262	16,815

Income taxes	7,236	6,110	5,928

Closed Block results of operations	$13,416	$11,152	$10,887
Other comprehensive income:
Unrealized loss	—	—	—
Total Closed Block comprehensive income	$13,416	$11,152	$10,887

Excess of reported Closed Block liabilities over Closed Block assets:
Beginning of year	241,675	252,827	263,714
Closed Block comprehensive income	13,416	11,152	10,887
End of year	$228,259	$241,675	$252,827

Amortized cost of bonds held by the Closed Block at December 31, 2014 and 2013 were $2,395.6 million and $2,401.8 million, respectively.

Participating insurance in force within the Closed Block at December 31, 2014 and 2013 was $7.0 billion and $7.2 billion, respectively.

Many expenses related to Closed Block policies and operations, including amortization of policy acquisition costs, are charged to operations outside the Closed Block; accordingly, the contribution from the Closed Block presented above does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside the Closed Block are therefore disproportionate to the actual business outside the Closed Block.

52

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 14 — STATUTORY INFORMATION AND RESTRICTIONS

The Company’s insurance operations, domiciled in the states of Vermont for National Life and Texas for LSW, prepare statutory financial statements in accordance with statutory accounting principles (“SAP”) prescribed or permitted by the insurance departments of the states of domicile. Prescribed statutory accounting principles include the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations, and general administrative rules applicable to all insurance enterprises domiciled in a particular state. Permitted statutory accounting practices include practices not prescribed by the domiciliary state, but allowed by the domiciliary state regulatory authority. The Company’s insurance operations do not have any permitted practices.

Concurrent with the conversion to a stock life insurance company, National Life created a closed block of insurance and annuity policies (the “Closed Block”). Prior to the conversion, policyowners held policy contractual and membership rights from National Life. The contractual rights, as defined in the various insurance and annuity policies, remained with National Life after the conversion. This reorganization was approved by policyowners of National Life and was completed with the approval of the Commissioner of the Vermont Department of Financial Regulation. Membership interests held by policyowners of National Life at December 31, 1998, were converted to membership interests in NLHC, a mutual insurance holding Company created for this purpose.

Under the provisions of the reorganization of National Life from a mutual to a stock life insurance company, National Life issued 2.5 million common stock $1 par shares to its parent, NLVF, as a transfer from retained earnings. In 2014, 2013, and 2012, LSW paid an ordinary dividend to National Life of $30 million, $25 million, and $30 million, respectively. In 2014, National Life did not pay any dividend to NLVF. In 2013 and 2012, National Life paid an ordinary dividend to NLVF of $25 million and $30 million, respectively. For U.S. GAAP, the dividends were eliminated in consolidation. Dividends declared by National Life in excess of the lesser of ten percent of statutory surplus or statutory net gain from operations require pre-approval by the Commissioner of the Vermont Department of Financial Regulation.

The New York Department of Financial Services recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company and for determining solvency under the New York Insurance Law. No consideration is given by the New York Department of Financial Services to financial statements prepared in accordance with U.S. GAAP in making such determinations.

National Life’s statutory surplus was $1,541.2 million and $1,413.1 million at December 31, 2014 and 2013, respectively. Statutory net income was $19.1 million, $88.5 million, and $64.6 million in 2014, 2013, and 2012, respectively.

Pursuant to certain statutory requirements, as of December 31, 2014, National Life and LSW had securities on deposit with a statutory carrying value of $7.0 million and $3.4 million, respectively, in insurance department special deposit accounts.

NOTE 15 — PARTICIPATING LIFE INSURANCE

Participating life insurance in force was 31.2% and 35.0% of the face value of total insurance in force at December 31, 2014 and 2013, respectively. The premiums on participating life insurance policies were 18.2%, 23.1%, and 30.8% of total individual life insurance premiums in 2014, 2013, and 2012, respectively.

53

Part C:  OTHER INFORMATION

Item 26. Exhibits

(a)	Resolutions of the Board of Directors of National Life Insurance Company (“Depositor”) authorizing establishment of National Variable Life Insurance Account (“Registrant”) (1)
(b)	Not applicable
(c)(1)	Form of Distribution Agreement between National Life Insurance Company and Equity Services, Inc (7)
(c)(2)	Form of Selling Agreement (7)
(d)(1)	Form of Specimen Investor Select Policy Form- Unisex Policy (13)
(d)(2)	Form of Specimen Investor Select Policy Form-sex distinct (13)
(d)(3)	Waiver of Monthly Deductions Rider (1)
(d)(4)	Accidental Death Benefit Rider (1)
(d)(5)	Guaranteed Insurability Option Rider (1)
(d)(6)	Form of Accelerated Care Rider (11)
(d)(7)	Form of Chronic Care Protection Rider (11)
(d)(8)	Form of Accelerated Benefit Rider Terminal Illness (11)
(d)(9)	Form of Accelerated Benefit Rider Covered Chronic Illness (11)
(d)(10)	Overloan Protection Rider (8)
(d)(11)	Form of Balance Sheet Benefit Rider (11)
(d)(12)	Form of Children’s Term Rider (11)
(d)(13)	Form of Other Insured Rider (sex distinct) (11)
(d)(14)	Form of Other Insured Rider (unisex) (11)
(d)(15)	Form of Qualified Plan Exchange Privilege Rider (11)
(d)(16)	Form of Waiver of Specified Premium Rider (sex distinct) (11)
(d)(17)	Form of Waiver of Specified Premium Rider (unisex) (11)
(e) (1)	Form of Investor Select Application Form- Unisex Policy (11)
(e) (2)	Form of Investor Select Application Form- Sex Distinct Policy (11)
(f)(1)	National Life Insurance Company’s Charter documents (7)
(f)(2)	National Life Insurance Company’s By-laws (7)
(g)	Reinsurance agreements- None applicable
(h)(1)

Form of Participation Agreement - Alger American Fund, National Life insurance Company and Fred Alger and Company (2)

(a) Amendment No. 2 to Participation Agreement- Alger American Fund, National Life Insurance Company dated November 18, 1998 (10)

(b) Amendment dated April 25, 2013 to the Participation Agreement Alger American Fund, National Life Insurance Company (18)

(h)(2)	Form of Shareholder Service Agreement between National Life Insurance Company and American Century Investment Management, Inc. (3) (a) Form of Amendment to Shareholder Services Agreement (4)
(h)(3)

Form of Participation Agreement between National Life Insurance Company and Neuberger & Berman Advisers Managers Trust (5)

(a) Form of Amendment to Participation Agreement (4)

(b) Amendment to Participation Agreement dated June 23, 2008 (12)

(h)(4)	Participation Agreement between Sentinel Variable Products Trust, National Life Insurance Company and Equity Services, Inc. dated July 27, 2000. (6)
(h)(5)	Form of Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and National Life Insurance Company (4)
(h)(6)

Form of Participation Agreement - National Life Insurance Company, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc. (4)

(a) Amendment to Participation Agreement dated June 5, 2007 (12)

(b) Amendment Number 2 dated October 30, 2008 to the Participation Agreement between National Life Insurance Company, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc. (12)

(c) Amendment dated August 16, 2010 to the Participation Agreement between National Life Insurance Company, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc

(d) Amendment dated January 15, 2013 to the Participation Agreement between National Life Insurance Company, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc (18)

(h)(7)

Form of Participation Agreement among T. Rowe Price Equity Services, Inc., T. Rowe Price Investment Services, Inc. and National Life Insurance Company effective May 1, 2004 (4)

(a) Amendment to the Participation Agreement among T. Rowe Price Equity Services, Inc., T. Rowe Price Investment Services, Inc. and National Life Insurance Company dated 9/5/08 (12)

(h)(8)

Form of Participation Agreement — National Life Insurance Company, Scudder Variable Series II, Scudder Distributors, Inc. and Deutsche Investment Management Americas, Inc. (4)

(a)  Supplemental Agreement to the Participation Agreement entered into March 12, 2007

(h)(9)	Participation agreement among National Life Insurance Company, Equity Services , Inc. and AllianceBernstein L.P and AllianceBernstein Investments, Inc. dated as of September 2, 2008 (12)
(h)(10)	Participation Agreement among National Life Insurance Company and Oppenheimer dated November 11, 2008. (12)
(h)(11)	Participation Agreement among Van Eck Worldwide Insurance Trust, Van Eck Securities Corporation, Van Eck Associates Corporation and National Life Insurance Company dated December 1, 2008. (12)
(i)(1)	Administrative Services Agreement among National Life Insurance Co. and AIM Advisors, INC. dated April 30, 2004 (10)
(i)(2)	Service Agreement among National Life Insurance Co. and Fred Alger Management, Inc. as amended through June 1, 1997 (10)
(i)(3)	Service Agreement among National Life Insurance Co. and Fidelity Investments Institutional Operations Company, Inc. dated April 1, 2000 (10)
(i)(4)

Shareholder Services Agreement as amended through May 19, 2004 among National Life Insurance Company and American Century Investment Management

(a)  Amendment No. 3 to the Shareholder Services Agreement among National Life Insurance Company and American Century Investment Management dated March 1, 2011

(i)(5)	Sub- License Agreement among National Life Insurance Co. and Fidelity Distributors Corp. effective April 30, 2004 (10)
(i)(6)	Administrative Services Agreement among Franklin Templeton Services, LLC and National Life Insurance Co. dated May 1, 2004 (10) (a) Amendment to the Administrative Services Agreement (12)
(i)(7)	Services Distribution Agreement as supplemented through May 1, 2004 among National Life Insurance Co. and T. Rowe Price Investment Services, Inc. (10)
(i)(8)

Service Agreement as amended through October 1, 2001 among National Life Insurance Co. and Neuberger Berman Management Inc. (10)

(a)  Amendment to Service Agreement dated May 23, 2008 among National Life Insurance Co. and Neuberger Berman Management Inc. (13)

(i)(9)	Service Agreement among Van Eck Worldwide Insurance Trust, Van Eck Securities Corporation, Van Eck Associates Corporation And National Life Insurance Company dated December 1, 2008. (12)
(i)(10)	Services Agreement dated October 22, 2008 among National Life Insurance Co. and Deutsche Investment Management Americas Inc. (14)
(j)(1)	Rule 22c-2 Agreement- National Life Insurance Company and Fred Alger & Company entered into April 16, 2007 (9)
(j)(2)	Rule 22c-2 Agreement among American Century Investment Services, Inc. and National Life Insurance Company entered into October 16, 2006 (9)
(j)(3)	Rule 22c-2 Agreement among Fidelity Distributors Corporation and National Life Insurance Company effective October 16, 2007 (9)
(j)(4)	Rule 22c-2 Agreement among Franklin Templeton Variable Insurance Products Trust and National Life Insurance Company entered into April 16, 2007 (9)
(j)(5)	Rule 22c-2 Agreement among Neuberger Berman Family of Funds and National Life Insurance Company entered into October 1, 2006 (9)
(j)(6)	Rule 22c-2 Agreement among T. Rowe Price Services, Inc. and National Life Insurance Company entered into April 16, 2007 (9)
(j)(7)	Rule 22c-2 Agreement among Van Eck Worldwide Insurance Trust, Van Eck Securities Corporation, Van Eck Associates Corporation And National Life Insurance Company dated December 1, 2008. (12)
(j)(8)	Information Sharing agreement among Sentinel Variable Products Trust and National Life Insurance Company dated April 17, 2007 (14)
(k)	Opinion and Consent of Counsel
(l)	Actuarial Opinion and Consent
(m)	Calculation
(n)(1)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm
(n)(2)	Consent of Sutherland Asbill & Brennan LLP

(o)	Not applicable
(p)	Not applicable
(q)	Redeemability exemption: Memorandum describing issuance, transfer and redemption procedures
(r)	Powers of Attorney

(s)	Pledge And Security Agreement, dated as of January 1, 1999 made By NLV Financial Corporation And National Life Insurance Company. (13)
(t)	Keep Well Agreement, dated as of January 1, 1999 made By NLV Financial Corporation And National Life Insurance Company. (13)

(1)

Incorporated herein by reference to Pre-Effective Amendment No. 2 to Form S-6 Registration Statement for National Variable Life Insurance Account (Sentinel Benefit Provider - File No. 333-67003) filed on February 11, 1999.

(2)	Incorporated herein by reference to Post-Effective Amendment No. 1 to Form S-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed March 12, 1996.
(3)	Incorporated herein by reference to Post-Effective Amendment No. 2 to Form S-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed April 30, 1997.
(4)	Incorporated herein by reference to Post-Effective Amendment No. 15 to Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed April 30, 2004.
(5)

Incorporated hereby by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement (File No. 333-44723) for National Variable Life Insurance Account (Sent. Estate. Provider), filed April 16, 1998.

(6)

Incorporated herein by reference to Post Effective Amendment No. 12 to the Form N-6 Registration Statement (File No. 33-91938) for National Variable Life Insurance Account (VariTrak) filed February 28, 2003.

(7)	Incorporated herein by reference to Post-Effective Amendment No. 18 to Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak- File No. 33-91938) filed May 1, 2006.
(8)

Incorporated herein by reference to the Post-Effective Amendment No. 19 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Varitrak- File No. 33-91938) filed August 28, 2006.

(9)	Incorporated herein by reference to Post-Effective Amendment No. 20 to Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak- File No. 33-91938) filed May 1, 2007.
(10)

Incorporated herein by reference to Post- Effective Amendment No. 14 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Sentinel Estate Provider File No. 333-44723) filed June 25, 2007.

(11)	Incorporated herein by reference to the Form N-6 Registration Statement for National Variable Life Insurance Account (Investor Select File No. 333-51535) filed June 9, 2008.
(12)

Incorporated herein by reference to Post-Effective Amendment No. 23 to Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak- File No. 33-91938) filed December 1, 2008.

(13)

Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Investor Select File No. 333-51535) filed December 23, 2008.

(14)

Incorporated herein by reference to the Post-Effective Amendment No. 24 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Varitrak- File No. 33-91938) filed May 1, 2009.

(15)

Incorporated herein by reference to the Pre-Effective Amendment No. 2 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Investor Select File No. 333-51535) filed April 30, 2010.

(16)

Incorporated herein by reference to the Post-Effective Amendment No. 25 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Varitrak- File No. 33-91938) filed May 1, 2010.

(17)

Incorporated herein by reference to the Pre-Effective Amendment No. 3 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Investor Select File No. 333-51535) filed April 30, 2011.

(18)

Incorporated herein by reference to the Post Effective Amendment No. 28 to the Form N-4 Registration Statement for National Variable Annuity Account II (Sentinel Advantage- File No. 33-19583) filed May 1, 2013.

(19)	Incorporated herein by reference to the Form N-4 Registration Statement for National Variable Annuity Account II (Capital Freedom- File No. 333-193703) filed January 31, 2014.

Item 27. Directors and Officers of the Depositor

Name and Principal Business Address*	Positions and Offices with Depositor

Thomas H. MacLeay	Chairman (Director)

Mehran Assadi	Director, President & CEO

David Coates	Director
474 Coates Island
Colchester, VT 05446

Bruce Lisman	Director
1370 Sixth Avenue
New York, NY 10021

V. Louise McCarren	Director
6654 East Immigration Canyon
Salt Lake City, UT 84108

Roger B. Porter	Director
Kennedy School of Government
Harvard University
79 John F. Kennedy Street
Cambridge, MA 02138

E. Miles Prentice	Director
Eaton & Van Winkle
3 Park Avenue, 16th Floor
New York, NY 10016

Harris H. Simmons	Director
Zions Bank
One South Main Street 2nd Floor
Salt Lake City, Utah 84111

James H. Douglas	Director
One National Life Drive
Montpelier, VT 05604

Thomas H. Brownell	Executive Vice President & Chief Investment Officer
Robert E. Cotton	Executive Vice President & Chief Financial Officer
Wade H. Mayo	Executive Vice President
Ruth B. Smith	Executive Vice President
Thomas Anfuso	Senior Vice President & Chief Information Officer
Eric Sandberg	Senior Vice President, Chief Actuary & Chief Risk Officer
William D. Whitsell	Senior Vice President
Sean N. Woodroffe	Senior Vice President & Chief People Officer
Gregory D. Woodworth	Senior Vice President & General Counsel
Ataollah Azarshahi	Vice President
Pamela Blalock	Vice President
Matthew L. DeSantos	Vice President
Maryann Ellis	Vice President
Alfred J. Foice, Jr.	Vice President
Michael Craig Fowler	Vice President
Matthew C. Frazee	Vice President, Controller & Treasurer
Christopher L Graff	Vice President
Brahmaiah Jarugumillil	Vice President
Joyce B. LaRosa	Vice President

David Longfritz	Vice President
Elizabeth H. MacGowan	Vice President & Chief Life Product Officer
Gregory M. Mateja	Vice President
Angela McCraw	Vice President
Victoria A. McDonald	Vice President
Nimesh Mehta	Vice President & Chief Technology Officer
Eric Plasse	Vice President
Louis D. Puglisi	Vice President
Catherine Shires	Vice President
Craig A. Smith	Vice President & Appointed Actuary
David B. Soccodato	Vice President & Tax Officer
Robert S. Burke	Assistant General Counsel
Barbara B. Fitch	Compliance Officer & AML Compliance Officer
D. Russell Morgan	Chief Compliance Officer - Separate Accounts
Michael B. Richardson	Illustration Officer
Michael C. Ward	Retirement Filing Actuary
Michele Granitz	HIPAA Privacy Officer-Plans
Peter Young	HIPAA Privacy Officer — LTC
Kerry A. Jung	Secretary
Kelly Fournier	Assistant Secretary
Janet S. Astore	Tax Officer
Jeffrey M. Kemp	Tax Officer

*Unless otherwise indicated, the principal business address is National Life Drive, Montpelier, VT  05604.

Item 28. Persons Controlled by or Under Common Control with the Depositor or Registrant.

A list of all persons directly or indirectly controlled by or under common control with National Life Insurance Company (“National Life”) is set forth below. All of the stock of National Life is owned by NLV Financial Corporation, a Delaware corporation. All of the stock of NLV Financial Corporation is owned by National Life Holding Company, a mutual insurance holding company organized under Vermont law.

National Life owns 100% of Life Insurance Company of the Southwest (“LSW”), a Texas corporation. LSW owns 100% of National Life Distribution, LLC., a Vermont corporation.

NLV Financial Corporation owns 100% of National Retirement Plan Advisors, a Vermont corporation, NL Group Statutory Trust I, a Connecticut trust; Equity Services, Inc., a Vermont corporation, National Life Real Estate Holdings, LLC, a Vermont LLC, and Sentinel Asset Management, Inc. (“SAMI”), a Vermont corporation.

SAMI owns 100% of Sentinel Administrative Services, Inc., a Vermont corporation, and Sentinel Financial Services, Inc., a Delaware corporation.

SAMI and Sentinel Financial Services, Inc. are partners of  Sentinel Financial Services Company, a Vermont general partnership.

Equity Services, Inc. owns 100% of Equity Services of Colorado, LLC, a Colorado LLC, and Equity Services of Nevada, Inc., a Nevada corporation.

Item 29. Indemnification

The By-Laws of Depositor provide, in part in Article VI, as follows:

7.1 Indemnification.

(a) The Corporation shall indemnify and hold harmless any officer, director, employee or agent of the Corporation to the fullest extent permitted under Title 11A, Chapter 8, Subchapter 5 of the Vermont Statutes Annotated, as the same may be amended from time to time. Any repeal or modification of this Section 7.1 or of Title 11A, Chapter 8, Subchapter 5 of the Vermont Statutes Annotated shall not adversely affect any right of indemnification of any officer, director or employee of the Corporation existing at any time prior to such repeal or modification. Provided, however, that the Corporation shall not be required to indemnify a person in connection with a proceeding initiated by such person, including a counterclaim or crossclaim, unless the proceeding was authorized by the Board of Directors.

(b) The Corporation may pay or reimburse the reasonable expenses incurred in defending any proceeding in advance of its final disposition if the Corporation has received in advance an undertaking by the person receiving such payment or reimbursement to repay all amounts advanced if it should be ultimately determined that he or she is not entitled to be indemnified under this article or otherwise. The Corporation may require security for any such undertaking.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

In addition, the Registrant purchases liability coverage for the Directors and Officers of the Depositor listed in Item 27 above.  This coverage is consistent with industry standards.  The cost of the coverage is borne entirely by the Registrant.

Item 30.   Principal Underwriter

(a) Equity Services, Inc. (ESI) is also the principal underwriter for National Variable Annuity Account II.

(b) The following information is furnished with respect to the officers and directors of ESI:

Name and Principal Business Address*	Positions and Offices with ESI
Mehran Assadi	Director (Chairman)
Ruth B. Smith	Director
Robert E. Cotton	Director
Lance A. Reihl	President & Chief Executive Officer
Gregory D. Teese	Senior Vice President — Chief Compliance Officer
Jeffery Wood	Senior Vice President
Heather L. Lyon	Vice President
Matthew C. Frazee	Vice President and Treasurer
Eric Kucinskas	Vice President
Frances Tierno	Vice President
Andrew Speirs	Chief Information Security Officer
Ian A. McKenny	Counsel & Secretary
Catherine C. Fisk	Assistant Secretary
Kelly Fournier	Assistant Secretary
Kerry A. Jung	Assistant Secretary
David B. Soccodato	Tax Officer
Janet S. Astore	Tax Officer
Jeffrey M. Kemp	Tax Officer

*Unless otherwise indicated, principal business address is One National Life Drive, Montpelier, Vermont  05604.

(c)  Commission and other compensation received, directly or indirectly from the Registrant during Registrant’s last fiscal year by each principal underwriter:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions*	Compensation on Redemption	Brokerage Commissions*	Other Compensation
Equity Services, Inc.	$1,463,613	-0-	$1,463,613	-0-

*  The compensation includes commissions paid to ESI that relate to variable life insurance policies supported by the Separate Account.

Item 31.  Location of Accounts and Records.

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained by National Life Insurance Company at One National Life Drive, Montpelier, Vermont 05604.

Item 32.  Management Services

All management contracts are discussed in Part A or Part B.

Item 33.  Fee Representation

National Life Insurance Company hereby represents that the fees and charges deducted under the variable life insurance policies described in the prospectus contained in this registration statement, in the aggregate are reasonable in relationship to the services to be rendered, the expenses expected to be incurred, and the risks assumed by National Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, National Variable Life Insurance Account, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this registration statement and has duly caused this Post-Effective Amendment No.7 to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Montpelier and the State of Vermont, as of the 1st day of May, 2015.

NATIONAL VARIABLE LIFE
INSURANCE ACCOUNT (Registrant)

		By:	NATIONAL LIFE INSURANCE COMPANY

Attest:	/s/ Kerry A. Jung	By:	/s/ Mehran Assadi
	Kerry A. Jung		Mehran Assadi
	Secretary		President and
Chief Executive Officer

NATIONAL LIFE INSURANCE COMPANY (Depositor)

Attest:	/s/ Kerry A. Jung	By:	/s/ Mehran Assadi
	Kerry A. Jung		Mehran Assadi
	Secretary		President and
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No.7 to the Registration Statement has been signed below by the following persons in the capacities indicated on the date(s) set forth below.

Signature	Title	Date

/s/ Mehran Assadi	President, Chief Executive Officer
Mehran Assadi	(Principal Executive Officer)	May 1, 2015

/s/ Robert E. Cotton	Executive Vice President & CFO
Robert E. Cotton	(Principal Financial Officer)	May 1, 2015

/s/ Matthew C. Frazee	Vice President, Controller & Treasurer
Matthew C. Frazee	(Controller & Treasurer)	May 1, 2015

Thomas H. MacLeay*	Director	May 1, 2015
Bruce Lisman*	Director	May 1, 2015
E. Miles Prentice, III*	Director	May 1, 2015
David R. Coates*	Director	May 1, 2015
V. Louise McCarren*	Director	May 1, 2015
Roger B. Porter*	Director	May 1, 2015
Harris Simmons*	Director	May 1, 2015
James H. Douglas	Director	May 1, 2015

* Mehran Assadi signs this document pursuant to the power of attorney filed with this Post effective amendment No.7 to the form N-6 for the National Variable Life Insurance Account (Investor Select File No. 333-51535).

/s/ Mehran Assadi
Mehran Assadi

Exhibit Index

(k)	Opinion and Consent of Counsel
(l)	Actuarial Opinion and Consent
(m)(1)	Calculation
(m)(2)	Calculation NY
(n)(1)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm
(n)(2)	Consent of Sutherland Asbill & Brennan LLP
(q)	Redeemability exemption: Memorandum describing issuance, transfer and redemption procedures
(r)	Power of Attorney